UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08991

Name of Fund: BlackRock High Yield Trust (BHY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock High Yield Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2011

Date of reporting period: 02/28/2011

Item 1 – Report to Stockholders

February 28, 2011

Semi-Annual Report (Unaudited)

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund V, Inc. (HYV)

BlackRock Corporate High Yield Fund VI, Inc. (HYT)

BlackRock High Income Shares (HIS)

BlackRock High Yield Trust (BHY)

BlackRock Income Opportunity Trust, Inc. (BNA)

BlackRock Income Trust, Inc. (BKT)

BlackRock Strategic Bond Trust (BHD)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge, overall investor sentiment considerably improved. Near the end of the period, geopolitical tensions across the Middle East North Africa (“MENA”) region along with rising oil prices introduced new cause for concern about the future of the global economy. As of this writing, economic news remains fairly positive although we face additional uncertainties related to the aftermath of the devastating earthquake in Japan, with particular focus on the damage to nuclear power plants.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have delivered a mixed bag month after month, but became increasingly encouraging toward the end of the period when the unemployment rate fell to its lowest level since April 2009.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, stocks lost their momentum on the back of geopolitical events in the MENA region and a sharp rise in oil prices. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Nevertheless, the yield curve remained steep and higher-risk sectors outperformed the fixed income market.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate as the period came to a close and municipals finally posted gains in February, following a five-month run of negative performance.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total returns as of February 28, 2011	6-month	12-month

US large cap equities (S&P 500 Index)	27.73%	22.57%

US small cap equities (Russell 2000 Index)	37.55	32.60

International equities (MSCI Europe, Australasia, Far East Index)	23.77	20.00

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.14

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.04)	4.76

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.83)	4.93

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.51)	1.72

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.05	17.34

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of February 28, 2011	BlackRock Core Bond Trust

Investment Objective

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended February 28, 2011, the Trust returned (8.46)% based on market price and (1.21)% based on net asset value (“NAV”). For the same period, the closed-end Lipper Corporate Debt Funds BBB-Rated category posted an average return of (0.83)% based on market price and 2.73% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The largest individual factor impacting the Trust’s performance relative to its Lipper category competitors, many of which carry a lower average credit quality and/or a higher allocation to spread assets (those driven by movements in credit risk), is the Trust’s high-quality bias. This bias hurt performance for the period as spread sectors and lower-quality risk assets generally outperformed US Treasuries and government-related assets. In addition, the Trust carried a higher duration (sensitivity to interest rates) relative to its Lipper category average, which detracted from relative performance as interest rates rose significantly in the fourth quarter of 2010.

•

Contributing positively to performance on an absolute basis was the Trust’s exposure to non-government spread sectors, such as investment grade credit, non-agency residential mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”). Also contributing positively were allocations to high yield corporate credit and commercial mortgage-backed securities (“CMBS”), which were among the best performing fixed income sectors during the period.

•

The Trust engaged in financial futures contracts and interest rate options (swaptions) for purposes of hedging and managing risks related to duration and yield curve positioning. As interest rates rose during the period, the Trust’s interest rate options (swaptions) had a positive impact on performance while financial futures contracts detracted.

Describe recent portfolio activity.

•

During the period, the Trust gradually increased its use of leverage and added exposure to corporate credit and high-quality securitized debt, including CMBS and ABS. In addition, the Trust reduced its duration during the period.

Describe portfolio positioning at period end.

•

At period end, the Trust maintained a diversified exposure to non-government spread sectors, including investment grade credit, high yield corporate credit, CMBS, ABS and non-agency residential MBS. The Trust also held allocations to government-related sectors such US Treasuries, agency debt and agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock Core Bond Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Yield on Closing Market Price as of February 28, 2011 ($12.28)[1]	6.55%
Current Monthly Distribution per Common Share[2]	$0.067
Current Annualized Distribution per Common Share[2]	$0.804
Leverage as of February 28, 2011[3]	29%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$12.28	$13.92	(11.78)%	$13.99	$12.00
Net Asset Value	$13.51	$14.19	(4.79)%	$14.30	$13.19

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond and US Government securities:

Portfolio Composition

	2/28/11	8/31/10

Corporate Bonds	38%	38%
U.S. Government Sponsored Agency Securities	32	23
U.S. Treasury Obligations	14	19
Non-Agency Mortgage-Backed Securities	10	10
Asset-Backed Securities	3	5
Taxable Municipal Bonds	1	2
Foreign Agency Obligations	1	2
Preferred Securities	1	1

Credit Quality Allocations[4]

	2/28/11	8/31/10

AAA/Aaa5	51%	43%
AA/Aa	7	11
A	11	17
BBB/Baa	10	11
BB/Ba	7	8
B	10	7
CCC/Caa	3	2
Not Rated	1	1

[4]	Using the higher of Standard & Poor’s Corporation (“S&P’s”) or Moody’s Investors Service, Inc. (“Moody’s”) ratings.
[5]	Includes US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	5

Trust Summary as of February 28, 2011	BlackRock Corporate High Yield Fund V, Inc.

Investment Objective

BlackRock Corporate High Yield Fund V, Inc.’s (HYV) (the “Trust”) investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (BB or lower by S&P or Ba or lower by Moody’s) or in unrated securities considered by the Trust’s investment adviser to be of comparable quality. The Trust also seeks to provide shareholders with capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in domestic and foreign high yield debt instruments, including high yield bonds (commonly referred to as “junk” bonds) and high yield corporate loans which are below investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended February 28, 2011, the Trust returned 8.59% based on market price and 14.21% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 9.98% based on market price and 12.87% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds outperformed the broader fixed income market as risk assets rallied during the period. Lower-quality high yield bonds outperformed higher-quality issues. The bank loan sector also posted strong returns, but underperformed high yield. The largest contributor to the Trust’s performance was individual security selection, particularly among lower-quality credits and special situations in the automotive sector, including manufacturers of automobiles, auto parts and components. Within the Trust’s small allocation to common stocks, its holdings in Delphi boosted returns. The Trust’s limited exposure to high-quality, non-investment grade proved beneficial, as did its large allocation to lower-quality credits later in the period.

•

During the period, the Trust maintained leverage at an average amount between 20% and 22% of its total managed assets, which detracted from relative performance versus competitors that maintained higher levels of leverage, as would be expected when markets are advancing. During most of the period, the Trust held a significant position in mid-tier speculative grade names, which detracted modestly as they underperformed their lower-quality counterparts. Also having a negative impact was the Trust’s exposure to floating rate loan interests; however, the Trust continues to hold a number of loans issued by speculative companies where we believe the loans are the most attractive instrument in the company’s capital structure.

Describe recent portfolio activity.

•

Over the period, the Trust shifted its overall positioning from a more conservative stance to that which is more consistent with a gradually improving economy. The Trust reduced its exposure to the automotive sector and increased exposure to lower-quality credits as well as sectors where companies are positioned to benefit from rising commodity prices.

Describe portfolio positioning at period end.

•

At period end, the Trust held 80% of its total portfolio in corporate bonds, 12% in floating rate loan interests, 6% in common stocks and 2% in preferred stocks. Cash positions were negligible for most of the period. The Trust ended the period with leverage at approximately 24% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock Corporate High Yield Fund V, Inc.

Trust Information

Symbol on NYSE	HYV
Initial Offering Date	November 30, 2001
Yield on Closing Market Price as of February 28, 2011 ($11.81)[1]	8.38%
Current Monthly Distribution per Common Share[2]	$0.0825
Current Annualized Distribution per Common Share[2]	$0.9900
Leverage as of February 28, 2011[3]	24%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]

A change in the distribution rate was declared on March 1, 2011. The Monthly Distribution per Share was increased to $0.085. The Yield on Closing Market Price, Current Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$11.81	$11.40	3.60%	$11.94	$10.56
Net Asset Value	$12.65	$11.61	8.96%	$12.69	$11.61

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	2/28/11	8/31/10

Corporate Bonds	80%	80%
Floating Rate Loan Interests	12	15
Common Stocks	4	2
Preferred Stocks	2	1
Other Interests	2	2

Credit Quality Allocations[4]

	2/28/11	8/31/10

BBB/Baa	4%	3%
BB/Ba	31	35
B	46	46
CCC/Caa	14	11
CC/Ca	—	1
Not Rated	5	4

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	7

Trust Summary as of February 28, 2011	BlackRock Corporate High Yield Fund VI, Inc.

Investment Objective

BlackRock Corporate High Yield Fund VI, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its assets in domestic and foreign high yield securities, including high yield bonds (commonly referred to as “junk” bonds), corporate loans, convertible debt securities and preferred securities which are below investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended February 28, 2011, the Trust returned 10.01% based on market price and 13.31% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 9.98% based on market price and 12.87% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds outperformed the broader fixed income market as risk assets rallied during the period. Lower-quality high yield bonds outperformed higher-quality issues. The bank loan sector also posted strong returns, but underperformed high yield. The largest contributor to the Trust’s performance was individual security selection, particularly among lower-quality credits and special situations in the automotive sector, including manufacturers of automobiles, auto parts and components. Within the Trust’s small allocation to common stocks, its holdings in Delphi boosted returns. The Trust’s limited exposure to high-quality, non-investment grade proved beneficial, as did its large allocation to lower-quality credits later in the period.

•

During the period, the Trust maintained leverage at an average amount between 18% and 20% of its total managed assets, which detracted from relative performance versus competitors that maintained higher levels of leverage, as would be expected when markets are advancing. During most of the period, the Trust held a significant position in mid-tier speculative grade names, which detracted modestly as they underperformed their lower-quality counterparts. Also having a negative impact was the Trust’s exposure to floating rate loan interests; however, the Trust continues to hold a number of loans issued by speculative companies where we believe the loans are the most attractive instrument in the company’s capital structure.

Describe recent portfolio activity.

•

Over the period, the Trust shifted its overall positioning from a more conservative stance to that which is more consistent with a gradually improving economy. The Trust reduced its exposure to the automotive sector and increased exposure to lower-quality credits as well as sectors where companies are positioned to benefit from rising commodity prices.

Describe portfolio positioning at period end.

•

At period end, the Trust held 81% of its total portfolio in corporate bonds, 12% in floating rate loan interests, 6% in common stocks and 1% in preferred stocks. Cash positions were negligible for most of the period. The Trust ended the period with leverage at approximately 23% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock Corporate High Yield Fund VI, Inc.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Yield on Closing Market Price as of February 28, 2011 ($11.79)[1]	8.40%
Current Monthly Distribution per Common Share[2]	$0.0825
Current Annualized Distribution per Common Share[2]	$0.9900
Leverage as of February 28, 2011[3]	23%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$11.79	$11.19	5.36%	$11.90	$10.52
Net Asset Value	$12.35	$11.38	8.52%	$12.39	$11.38

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	2/28/11	8/31/10

Corporate Bonds	81%	81%
Floating Rate Loan Interests	12	15
Common Stocks	4	2
Other Interests	2	1
Preferred Stocks	1	1

Credit Quality Allocations[4]

	2/28/11	8/31/10

BBB/Baa	4%	3%
BB/Ba	32	36
B	46	47
CCC/Caa	14	11
Not Rated	4	3

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	9

Trust Summary as of February 28, 2011	BlackRock High Income Shares

Investment Objective

BlackRock High Income Shares’ (HIS) (the “Trust”) primary investment objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Trust’s investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed income securities (commonly referred to as “junk bonds”). The Trust’s secondary objective is to provide capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objectives by investing primarily in high yield, high risk debt instruments rated in the medium to lower categories by nationally recognized rating services (BBB or lower by S&P or Baa or lower by Moody’s) or non-rated securities, which, in the investment adviser’s opinion, are of comparable quality. Under normal market conditions, the average maturity of the Trust’s portfolio is between eight and twelve years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended February 28, 2011, the Trust returned 9.43% based on market price and 12.65% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 9.98% based on market price and 12.87% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds outperformed the broader fixed income market as risk assets rallied during the period. Lower-quality high yield bonds outperformed higher-quality issues. The bank loan sector also posted strong returns, but underperformed high yield. Given the advancing market, the Trust’s use of leverage had a positive impact on returns on an absolute basis. However, the Trust maintains a lower level of leverage (at an average amount between 15% and 18% of its total managed assets) than the average level maintained by its Lipper category competitors, which detracted from performance on a relative basis.

•

During most of the period, the Trust held a significant position in mid-tier speculative grade names, which detracted modestly as they underperformed their lower-quality counterparts. Also having a negative impact was the Trust’s exposure to floating rate loan interests; however, the Trust continues to hold a number of loans issued by speculative companies where we believe the loans are the most attractive instrument in the company’s capital structure.

•

Contributing positively to performance was individual security selection, particularly among lower-quality credits and special situations in the automotive sector, including manufacturers of automobiles, auto parts and components. Within the Trust’s small allocation to common stocks, its holdings in Delphi boosted returns. The Trust’s limited exposure to high-quality, non-investment grade proved beneficial, as did its large allocation to lower-quality credits later in the period.

Describe recent portfolio activity.

•

Over the period, the Trust shifted its overall positioning from a more conservative stance to that which is more consistent with a gradually improving economy. The Trust reduced its exposure to the automotive sector and increased exposure to lower-quality credits as well as sectors where companies are positioned to benefit from rising commodity prices.

Describe portfolio positioning at period end.

•

At period end, the Trust held 86% of its total portfolio in corporate bonds, 12% in floating rate loan interests and 1% in both common stocks and preferred stocks. Cash positions were negligible for most of the period. The Trust ended the period with leverage at approximately 18% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock High Income Shares

Trust Information

Symbol on NYSE	HIS
Initial Offering Date	August 10, 1988
Yield on Closing Market Price as of February 28, 2011 ($2.16)[1]	7.89%
Current Monthly Distribution per Common Share[2]	$0.0142
Current Annualized Distribution per Common Share[2]	$0.1704
Leverage as of February 28, 2011[3]	18%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$2.16	$2.09	3.35%	$2.22	$1.93
Net Asset Value	$2.33	$2.19	6.39%	$2.34	$2.19

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	2/28/11	8/31/10

Corporate Bonds	86%	84%
Floating Rate Loan Interests	12	13
Preferred Securities	1	2
Common Stocks	1	1

Credit Quality Allocations[4]

	2/28/11	8/31/10

A	1%	—
BBB/Baa	4	3%
BB/Ba	31	35
B	45	46
CCC/Caa	14	11
Not Rated	5	5

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	11

Trust Summary as of February 28, 2011	BlackRock High Yield Trust

Investment Objective

BlackRock High Yield Trust’s (BHY) (the “Trust”) primary investment objective is to provide high current income. The Trust’s secondary investment objective is to provide capital appreciation. The Trust seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its assets in high-risk, high yield bonds and other such securities, such as preferred stocks, which are rated below investment grade. The Trust may invest directly in such securities or synthetically through the use of derivatives.

           No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended February 28, 2011, the Trust returned 9.00% based on market price and 12.85% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 9.98% based on market price and 12.87% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds outperformed the broader fixed income market as risk assets rallied during the period. Lower-quality high yield bonds outperformed higher-quality issues. The bank loan sector also posted strong returns, but underperformed high yield. Given the advancing market, the Trust’s use of leverage had a positive impact on returns on an absolute basis. However, the Trust maintains a lower level of leverage (at an average amount between 15% and 18% of its total managed assets) than the average level maintained by its Lipper category competitors, which detracted from performance on a relative basis.

•

During most of the period, the Trust held a significant position in mid-tier speculative grade names, which detracted modestly as they underperformed their lower-quality counterparts. Also having a negative impact was the Trust’s exposure to floating rate loan interests; however, the Trust continues to hold a number of loans issued by speculative companies where we believe the loans are the most attractive instrument in the company’s capital structure.

•

Contributing positively to performance was individual security selection, particularly among lower-quality credits and special situations in the automotive sector, including manufacturers of automobiles, auto parts and components. Within the Trust’s small allocation to common stocks, its holdings in Delphi boosted returns. The Trust’s limited exposure to high-quality, non-investment grade proved beneficial, as did its large allocation to lower-quality credits later in the period.

Describe recent portfolio activity.

•

Over the period, the Trust shifted its overall positioning from a more conservative stance to that which is more consistent with a gradually improving economy. The Trust reduced its exposure to the automotive sector and increased exposure to lower-quality credits as well as sectors where companies are positioned to benefit from rising commodity prices.

Describe portfolio positioning at period end.

•

At period end, the Trust held 85% of its total portfolio in corporate bonds, 12% in floating rate loan interests and 3% in stocks. Cash positions were negligible for most of the period. The Trust ended the period with leverage at approximately 18% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock High Yield Trust

Trust Information

Symbol on NYSE	BHY
Initial Offering Date	December 23, 1998
Yield on Closing Market Price as of February 28, 2011 ($6.75)[1]	7.73%
Current Monthly Distribution per Common Share[2]	$0.0435
Current Annualized Distribution per Common Share[2]	$0.5220
Leverage as of February 28, 2011[3]	18%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$6.75	$6.44	4.81%	$6.77	$5.94
Net Asset Value	$7.26	$6.69	8.52%	$7.28	$6.69

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition

	2/28/11	8/31/10

Corporate Bonds	85%	84%
Floating Rate Loan Interests	12	13
Other Interests	2	1
Preferred Securities	1	1
Common Stocks	—	1

Credit Quality Allocations[4]

	2/28/11	8/31/10

BBB/Baa	4%	3%
BB/Ba	35	38
B	44	42
CCC/Caa	13	12
Not Rated	4	5

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	13

Trust Summary as of February 28, 2011	BlackRock Income Opportunity Trust, Inc.

Investment Objective

BlackRock Income Opportunity Trust, Inc.’s (BNA) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, US government and agency securities and mortgage-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended February 28, 2011, the Trust returned (6.69)% based on market price and (1.64)% based on NAV. For the same period, the closed-end Lipper Corporate Debt Funds BBB-Rated category posted an average return of (0.83)% based on market price and 2.73% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The largest individual factor impacting performance relative to its Lipper category competitors, many of which carry a lower average credit quality and/or a higher allocation to spread assets (those driven by movements in credit risk), is the Trust’s high-quality bias. This bias hurt performance for the period as spread sectors and lower-quality risk assets generally outperformed US Treasuries and government-related assets. In addition, the Trust carried a higher duration (sensitivity to interest rates) relative to its Lipper category average, which detracted from relative performance as interest rates rose significantly in the fourth quarter of 2010.

•

Contributing positively to performance on an absolute basis was the Trust’s exposure to non-government spread sectors, such as investment grade credit, non-agency residential MBS and ABS. Also contributing positively were allocations to high yield corporate credit and CMBS, which were among the best performing fixed income sectors during the period.

•

The Trust engaged in financial futures contracts for purposes of hedging and managing risks related to duration and yield curve positioning. As interest rates rose during the period, the Trust’s financial futures contracts had a negative impact on performance.

Describe recent portfolio activity.

•	During the period, the Trust gradually reduced its exposure to agency MBS, while it increased exposure to corporate credit and reduced the duration of its portfolio.

Describe portfolio positioning at period end.

•

At period end, the Trust maintained a diversified exposure to non-government spread sectors, including investment grade credit, high yield corporate credit, CMBS, ABS and non-agency residential MBS. The Trust also held allocations to government-related sectors such US Treasuries, agency debt and agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock Income Opportunity Trust, Inc.

Trust Information

Symbol on NYSE	BNA
Initial Offering Date	December 20, 1991
Yield on Closing Market Price as of February 28, 2011 ($9.52)[1]	6.43%
Current Monthly Distribution per Common Share[2]	$0.051
Current Annualized Distribution per Common Share[2]	$0.612
Leverage as of February 28, 2011[3]	30%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$9.52	$10.56	(9.85)%	$10.59	$9.30
Net Asset Value	$10.52	$11.07	(4.97)%	$11.13	$10.28

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond and US Government securities:

Portfolio Composition

	2/28/11	8/31/10

Corporate Bonds	39%	38%
U.S. Government Sponsored Agency Securities	32	23
U.S. Treasury Obligations	13	18
Non-Agency Mortgage-Backed Securities	11	12
Asset-Backed Securities	3	4
Taxable Municipal Bonds	2	2
Foreign Agency Obligations	—	2
Preferred Securities	—	1

Credit Quality Allocations[4]

	2/28/11	8/31/10

AAA/Aaa[5]	50%	41%
AA/Aa	6	11
A	12	20
BBB/Baa	11	12
BB/Ba	7	9
B	10	6
CCC/Caa	4	1

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	15

Trust Summary as of February 28, 2011	BlackRock Income Trust, Inc.

Investment Objective

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the US government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P or Aaa by Moody’s. Securities issued or guaranteed by the US government or its agencies or instrumentalities are generally considered to be of the same or higher credit or quality as privately issued securities rated AAA or Aaa. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended February 28, 2011, the Trust returned 0.01% based on market price and 2.22% based on NAV. For the same period, the closed-end Lipper US Mortgage Funds category posted an average return of 1.37% based on market price and 6.30% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

The largest individual factor impacting performance relative to its Lipper category competitors, many of which carry a lower average credit quality and/or a higher allocation to CMBS and non-agency residential MBS, is the Trust’s high-quality bias. This bias hurt performance for the period as CMBS and non-agency residential MBS generally outperformed agency MBS.

•

Contributing positively to performance on an absolute basis was the Trust’s exposure to CMBS and non-agency residential MBS. Security selection among agency MBS had a positive impact on performance, most notably with respect to positioning in agency interest-only (“IO”) mortgages.

•

The Trust engaged in financial futures contracts and interest rate swaps for purposes of hedging and managing risks related to duration and yield curve positioning. As interest rates rose during the period, the Trust’s financial futures contracts and interest rate swaps had a positive impact on performance.

Describe recent portfolio activity.

•	During the period, the Trust gradually reduced exposure to CMBS and altered its agency IO mortgage exposure by moving from higher-coupon mortgages to lower-coupon mortgages.

Describe portfolio positioning at period end.

•	At period end, the Trust maintained its exposure to high-quality agency MBS with varying maturities and coupons and held allocations to non-agency residential MBS and CMBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock Income Trust, Inc.

Trust Information

Symbol on NYSE	BKT
Initial Offering Date	July 22, 1988
Yield on Closing Market Price as of February 28, 2011 ($6.80)[1]	4.68%
Current Monthly Distribution per Common Share[2]	$0.0265
Current Annualized Distribution per Common Share[2]	$0.3180
Leverage as of February 28, 2011[3]	16%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements and the Term Asset-Backed Securities Loan Facility (“TALF”) outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see the Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$6.80	$6.95	(2.16)%	$7.06	$6.63
Net Asset Value	$7.76	$7.76	—%	$7.84	$7.64

The following charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition

	2/28/11	8/31/10

U.S. Government Sponsored Agency Securities	86%	83%
U.S. Treasury Obligations	9	11
Non-Agency Mortgage Backed Securities	4	5
Asset-Backed Securities	1	1

Credit Quality Allocations[4]

	2/28/11	8/31/10

AAA/Aaa[5]	100%	100%

[4]	Using the higher of S&P’s or Moody’s ratings.

[5]	Includes US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	17

Trust Summary as of February 28, 2011	BlackRock Strategic Bond Trust

Investment Objective

BlackRock Strategic Bond Trust’s (BHD) (the “Trust”) investment objective is to provide total return through high current income and capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in a diversified portfolio of fixed income securities including corporate bonds, US government and agency securities, mortgage-related and asset-backed securities and other types of fixed income securities. The Trust invests, under normal market conditions, a significant portion of its assets in corporate fixed income securities that are below investment grade quality, including high-risk, high yield bonds (commonly referred to as “junk” bonds) and other such securities, such as preferred stocks. The Trust may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six months ended February 28, 2011, the Trust returned 3.55% based on market price and 9.30% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 9.98% based on market price and 12.87% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

High yield bonds delivered strong performance as risk assets rallied during the period. The Trust’s average allocation to high yield contributed to performance on an absolute basis, its average allocation to investment grade credit, which underperformed amid rising interest rates, hurt performance relative to its Lipper category competitors, which invest primarily in high yield bonds. The Trust also invests in floating rate loan interests (approximately 14% of the portfolio during the period), which detracted from relative performance as the bank loan sector underperformed high yield during the period.

•

The Trust maintained leverage at an average amount between 18% and 22% of its total managed assets, which detracted from relative performance versus competitors that maintained higher levels of leverage, as would be expected when markets are advancing.

•	Within the Trust’s high yield segment, a large allocation to lower-quality credits benefited performance, as did security selection in that space.

Describe recent portfolio activity.

•

Over the period, the Trust shifted its overall positioning from a more conservative stance to that which is more consistent with a gradually improving economy. In particular, the Trust increased exposure to lower-quality credits and sectors that are more sensitive to commodity prices and economic conditions.

Describe portfolio positioning at period end.

•

At period end, the Trust held 83% of its total portfolio in corporate bonds and 12% in floating rate loan interests, with the remainder in US Treasury obligations and stocks. Cash positions were negligible for most of the period. The Trust ended the period with leverage at approximately 22% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

BlackRock Strategic Bond Trust

Trust Information

Symbol on NYSE	BHD
Initial Offering Date	February 26, 2002
Yield on Closing Market Price as of February 28, 2011 ($13.02)[1]	7.33%
Current Monthly Distribution per Common Share[2]	$0.0795
Current Annualized Distribution per Common Share[2]	$0.9540
Leverage as of February 28, 2011[3]	22%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

A change in the distribution rate was declared on March 1, 2011. The Monthly Distribution per Share was increased to $0.0845. The Yield on Closing Market Price, Current Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 20.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	2/28/11	8/31/10	Change	High	Low

Market Price	$13.02	$13.17	(1.14)%	$13.53	$12.22
Net Asset Value	$14.16	$13.57	4.35%	$14.23	$13.57

The following charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond securities:

Portfolio Composition

	2/28/11	8/31/10

Corporate Bonds	83%	85%
Floating Rate Loan Interests	12	11
U.S. Treasury Obligations	2	—
Other Interests	2	1
Preferred Securities	1	2
Common Stocks	—	1

Credit Quality Allocations[4]

	2/28/11	8/31/10

AA/Aa	3%	3%
A	13	14
BBB/Baa	14	13
BB/Ba	25	28
B	35	33
CCC/Caa	8	8
Not Rated	2	1

[4]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	19

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Trusts may utilize leverage by borrowing through a credit facility, participation in the TALF, or through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Trust’s long-term investments, and therefore the shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays interest expense on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAV positively or negatively in addition to the impact on Trust performance from leverage and borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Trusts and shareholders, but as described above, it also creates risks as short or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, the Trusts are permitted to borrow through their credit facility, through participation in the TALF or entering into reverse repurchase agreements up to 33 1/3% of their total managed assets. As of February 28, 2011, the Trusts had outstanding leverage from borrowings as a percentage of their total managed assets as follows:

Percent of Leverage

BHK	29%
HYV	24%
HYT	23%
HIS	18%
BHY	18%
BNA	30%
BKT	16%
BHD	22%

Derivative Financial Instruments

The Trusts may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, foreign currency exchange rate, interest rate and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Trusts’ ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

321 Henderson Receivables I LLC (a):
Series 2010-1A, Class B, 9.31%, 7/15/61	USD	1,150	$1,218,578
Series 2010-3A, Class A, 3.82%, 12/15/48		876	848,511
Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5, 0.33%, 1/15/16 (b)		350	347,911
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, 0.41%, 1/25/37 (b)		1,323	945,960
Credit Acceptance Auto Loan Trust, Series 2010-1, Class B, 3.63%, 10/15/18 (a)		1,980	1,978,918
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	500	696,859
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.37%, 7/25/37 (b)	USD	239	232,483
Maryland Insurance Backed Securities Trust, Series 2006-1A, Class A, 5.55%, 12/10/65		2,500	1,675,000
Nelnet Student Loan Trust, Series 2008-3, Class A4, 4.61%, 11/25/24 (b)		650	674,808
SLM Student Loan Trust (b):
Series 2006-A, Class A4, 0.42%, 1/15/19		460	447,017
Series 2008-5, Class A3, 1.60%, 1/25/18		1,140	1,171,618
Series 2008-5, Class A4, 2.00%, 7/25/23		3,620	3,785,960
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class C, 3.19%, 10/15/15 (a)		580	578,956
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		860	862,511
Series 2010-2, Class C, 3.89%, 7/17/17		1,010	1,040,100
Series 2010-B, Class B, 2.10%, 9/15/14 (a)		700	701,209
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		740	740,709
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		597	596,574
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		610	610,000
Small Business Administration, Class 1:
Series 2003-P10B, 5.14%, 8/10/13		368	388,871
Series 2004-P10B, 4.75%, 8/10/14		239	252,915

			19,795,468

Interest Only Asset-Backed Securities — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)		4,494	289,381
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29 (a)		7,069	516,906

			806,287

Total Asset-Backed Securities — 5.6%			20,601,755

Common Stocks	Shares

Software — 0.0%
Bankruptcy Management Solutions, Inc. (c)	135	474

Total Common Stocks — 0.0%		474

Corporate Bonds	Par (000)		Value

Aerospace & Defense — 0.9%
Northrop-Grumman Corp., 7.88%, 3/01/26	USD	960	$1,256,664
United Technologies Corp.:
4.88%, 5/01/15		1,125	1,241,176
6.13%, 7/15/38		700	783,555

			3,281,395

Airlines — 0.4%
American Airlines, Inc., Series 2001-2, 7.86%, 4/01/13		380	392,350
Continental Airlines, Inc., Series 2010-1-B, 6.00%, 7/12/20		700	698,250
United Air Lines, Inc., 12.75%, 7/15/12		334	373,141

			1,463,741

Auto Components — 0.1%
BorgWarner Inc., 4.63%, 9/15/20		265	266,315

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19 (a)(d)		2,950	3,657,227
Crown European Holdings SA, 7.13%, 8/15/18 (a)	EUR	355	521,725

			4,178,952

Building Products — 0.1%
Momentive Performance Materials, Inc., 11.50%, 12/01/16	USD	235	254,975

Capital Markets — 4.1%
American Capital Ltd., 7.96%, 12/31/13		720	737,330
CDP Financial, Inc. (a)(d):
3.00%, 11/25/14		1,935	1,970,987
5.60%, 11/25/39		2,935	3,041,787
Credit Suisse, 5.50%, 5/01/14		575	632,216
The Goldman Sachs Group, Inc.:
3.70%, 8/01/15		800	811,063
5.38%, 3/15/20		1,725	1,772,298
6.00%, 6/15/20		870	932,803
6.25%, 2/01/41		345	351,093
Morgan Stanley:
2.81%, 5/14/13 (b)(d)		1,890	1,955,713
4.20%, 11/20/14		490	508,739
4.00%, 7/24/15		410	419,778
6.25%, 8/28/17		875	955,726
5.63%, 9/23/19		630	647,171
Nomura Holdings Inc., 4.13%, 1/19/16		389	387,269

			15,123,973

Chemicals — 0.5%
American Pacific Corp., 9.00%, 2/01/15		250	245,625
The Dow Chemical Co., 4.25%, 11/15/20		185	178,283
Hexion U.S. Finance Corp., 8.88%, 2/01/18		595	638,881
Huntsman International LLC, 6.88%, 11/15/13 (a)	EUR	435	613,784

			1,676,573

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FKA	Formerly Known As
FNMA	Federal National Mortgage Association
GBP	British Pound

GNMA	Government National Mortgage Association
GO	General Obligation Bonds
INR	Indian Rupee
JPY	Japanese Yen
LIBOR	London InterBank Offered Rate
RB	Revenue Bonds
USD	US Dollar

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	21

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Commercial Banks — 7.8%
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/02/15 (a)	USD	3,130	$3,001,110
Bank of Nova Scotia, 1.65%, 10/29/15 (a)		4,795	4,604,791
CIT Group, Inc.:
7.00%, 5/01/16		110	110,963
7.00%, 5/01/17		1,680	1,692,600
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		1,490	1,488,891
DEPFA ACS Bank, 5.13%, 3/16/37 (a)		3,775	2,475,822
Discover Bank, 8.70%, 11/18/19		1,045	1,257,230
DnB NOR Boligkreditt, 2.10%, 10/14/15 (a)		4,020	3,859,288
Eksportfinans ASA:
2.00%, 9/15/15 (d)		2,455	2,393,821
5.50%, 6/26/17		950	1,063,828
HSBC Bank USA NA, 5.88%, 11/01/34 (d)		775	769,860
HSBC Holdings Plc, 6.50%, 5/02/36		300	310,513
Royal Bank of Canada, 3.13%, 4/14/15 (a)		3,870	3,967,598
Sparebanken 1 Boligkreditt, 1.25%, 10/25/13 (a)		1,580	1,565,162

			28,561,477

Commercial Services & Supplies — 0.3%
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)		250	256,875
Mobile Mini, Inc., 7.88%, 12/01/20 (a)		320	340,800
RR Donnelley & Sons Co., 7.63%, 6/15/20		169	177,153
West Corp., 7.88%, 1/15/19 (a)		200	205,250

			980,078

Construction Materials — 0.5%
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		220	211,666
Nortek, Inc., 10.00%, 12/01/18 (a)		1,450	1,547,875

			1,759,541

Consumer Finance — 0.5%
Ford Motor Credit Co. LLC:
3.05%, 1/13/12 (b)		125	126,274
7.80%, 6/01/12		340	362,591
SLM Corp.:
6.25%, 1/25/16		661	677,525
Series A, 0.59%, 1/27/14 (b)		550	519,227

			1,685,617

Containers & Packaging — 1.3%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (a)	EUR	425	605,539
Ball Corp.:
7.38%, 9/01/19	USD	270	293,625
6.75%, 9/15/20		675	707,063
Berry Plastics Corp., 9.75%, 1/15/21 (a)		975	977,438
Pregis Corp., 12.38%, 10/15/13		260	261,950
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17	EUR	725	1,060,491
7.75%, 11/15/19		685	1,011,434

			4,917,540

Diversified Financial Services — 6.2%
Ally Financial, Inc.:
8.30%, 2/12/15	USD	1,920	2,167,200
6.25%, 12/01/17 (a)		240	250,500
8.00%, 3/15/20		560	630,700
8.00%, 11/01/31		320	366,400
Bank of America Corp.:
7.63%, 6/01/19		450	526,129
5.63%, 7/01/20		1,070	1,113,020
Citigroup, Inc., 4.75%, 5/19/15		375	395,823

Corporate Bonds	Par (000)		Value

Diversified Financial Services (concluded)
General Electric Capital Corp.:
5.30%, 2/11/21	USD	370	$380,110
6.15%, 8/07/37 (d)(e)		4,150	4,287,797
5.88%, 1/14/38 (d)		177	177,581
6.88%, 1/10/39 (d)		135	152,878
JPMorgan Chase & Co.:
3.70%, 1/20/15 (d)		3,425	3,543,741
2.60%, 1/15/16		690	668,739
6.00%, 1/15/18		125	139,034
6.30%, 4/23/19 (d)		2,000	2,248,738
4.25%, 10/15/20		190	183,193
Novus USA Trust, 1.56%, 11/18/11 (a)(b)		860	859,679
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (a)		890	947,850
Reynolds Group Issuer, Inc. (a):
7.75%, 10/15/16	EUR	550	804,511
7.13%, 4/15/19	USD	2,111	2,163,775
9.00%, 4/15/19		600	625,500

			22,632,898

Diversified Telecommunication Services — 5.1%
AT&T Inc.:
6.45%, 6/15/34		780	820,613
6.55%, 2/15/39 (d)(e)		3,375	3,596,305
BellSouth Telecommunications, Inc., 8.30%, 12/15/95 (f)		1,700	1,184,599
GCI, Inc., 8.63%, 11/15/19		1,700	1,870,000
Level 3 Financing, Inc., 8.75%, 2/15/17		340	334,050
Qwest Communications International, Inc.:
7.50%, 2/15/14		60	60,900
Series B, 7.50%, 2/15/14		30	30,450
Qwest Corp., 8.38%, 5/01/16		180	214,875
Telecom Italia Capital SA:
4.95%, 9/30/14 (d)		1,075	1,104,561
6.00%, 9/30/34		1,550	1,372,201
Telefonica Emisiones SAU, 7.05%, 6/20/36		1,975	2,125,535
Verizon Communications, Inc.:
8.75%, 11/01/18		1,220	1,574,381
6.40%, 2/15/38 (d)		2,125	2,273,419
8.95%, 3/01/39		900	1,254,778
Verizon Global Funding Corp., 7.75%, 12/01/30		70	85,914
Verizon New Jersey, Inc.:
5.88%, 1/17/12		335	349,792
7.85%, 11/15/29		230	264,657
Windstream Corp.:
8.13%, 8/01/13		60	66,075
8.63%, 8/01/16		90	95,175
7.88%, 11/01/17		60	65,175

			18,743,455

Electric Utilities — 4.2%
Alabama Power Co., 6.00%, 3/01/39 (d)		1,275	1,388,687
Duke Energy Carolinas LLC:
6.10%, 6/01/37		315	341,058
6.00%, 1/15/38		825	894,700
EDF SA, 5.60%, 1/27/40 (a)(d)		1,400	1,446,916
E.ON International Finance BV, 6.65%, 4/30/38 (a)		1,525	1,812,020
Elwood Energy LLC, 8.16%, 7/05/26		92	91,191
Florida Power & Light Co., 4.95%, 6/01/35		950	922,505
Florida Power Corp.:
6.35%, 9/15/37 (d)		1,325	1,491,237
6.40%, 6/15/38		430	488,961
PacifiCorp., 6.25%, 10/15/37		575	639,186
Public Service Co. of Colorado, 6.25%, 9/01/37 (d)		1,200	1,366,902

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Electric Utilities (concluded)
Southern California Edison Co.:
5.63%, 2/01/36	USD	625	$652,879
Series 05-E, 5.35%, 7/15/35		125	125,841
Series 08-A, 5.95%, 2/01/38		1,075	1,174,517
The Toledo Edison Co., 6.15%, 5/15/37		350	361,561
Virginia Electric and Power Co., Series A, 6.00%, 5/15/37 (d)		2,000	2,161,112

			15,359,273

Energy Equipment & Services — 0.6%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		340	348,500
Exterran Holdings, Inc., 7.25%, 12/01/18 (a)		605	620,125
Frac Tech Services LLC, 7.13%, 11/15/18 (a)		875	905,625
Precision Drilling Corp., 6.63%, 11/15/20 (a)		160	165,200
Thermon Industries, Inc., 9.50%, 5/01/17		180	194,850

			2,234,300

Food & Staples Retailing — 0.9%
Wal-Mart Stores, Inc. (d):
6.50%, 8/15/37		1,900	2,192,410
6.20%, 4/15/38		850	946,173

			3,138,583

Food Products — 0.6%
Darling International, Inc., 8.50%, 12/15/18 (a)		335	361,381
Kraft Foods, Inc., 7.00%, 8/11/37		1,455	1,652,952

			2,014,333

Health Care Equipment & Supplies — 0.3%
DJO Finance LLC, 10.88%, 11/15/14		860	942,775

Health Care Providers & Services — 1.0%
ConvaTec Healthcare E SA (a):
7.38%, 12/15/17	EUR	600	861,089
10.50%, 12/15/18	USD	630	672,525
Tenet Healthcare Corp.:
9.00%, 5/01/15		410	451,000
10.00%, 5/01/18		170	199,750
8.88%, 7/01/19		1,150	1,308,125

			3,492,489

Hotels, Restaurants & Leisure — 1.9%
Boyd Gaming Corp., 9.13%, 12/01/18 (a)		835	876,750
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18		4,960	4,662,400
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	69	99,025
CityCenter Holdings LLC, 7.63%, 1/15/16 (a)	USD	440	458,700
McDonald’s Corp., 5.70%, 2/01/39		825	887,904

			6,984,779

Household Durables — 1.6%
Beazer Homes USA, Inc.:
8.13%, 6/15/16		255	259,144
12.00%, 10/15/17		1,050	1,220,625
Standard Pacific Corp.:
10.75%, 9/15/16		2,100	2,467,500
8.38%, 5/15/18 (a)		655	694,300
8.38%, 1/15/21 (a)		1,065	1,123,575

			5,765,144

Household Products — 0.3%
Kimberly-Clark Corp., 6.63%, 8/01/37		850	1,022,845

Corporate Bonds	Par (000)		Value

IT Services — 1.3%
First Data Corp. (a):
8.25%, 1/15/21	USD	674	$670,630
12.63%, 1/15/21		520	544,700
iPayment, Inc., 9.75%, 5/15/14		240	237,900
iPayment Investors LP, 12.75%, 7/15/14 (a)(g)		863	803,013
SunGard Data Systems, Inc. (a):
7.38%, 11/15/18		660	681,450
7.63%, 11/15/20		1,730	1,786,225

			4,723,918

Independent Power Producers & Energy Traders — 1.9%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)		1,000	1,085,000
Energy Future Holdings Corp., 10.00%, 1/15/20 (a)		1,520	1,582,855
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		347	362,217
NRG Energy, Inc., 7.63%, 1/15/18 (a)		3,610	3,758,912

			6,788,984

Industrial Conglomerates — 0.8%
Sequa Corp. (a):
11.75%, 12/01/15		690	748,650
13.50%, 12/01/15 (g)		1,940	2,148,984

			2,897,634

Insurance — 2.2%
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)		384	408,960
Chubb Corp., 6.00%, 5/11/37		1,100	1,180,541
Hartford Life Global Funding Trusts, 0.48%, 6/16/14 (b)		425	413,269
Manulife Financial Corp., 3.40%, 9/17/15		780	772,868
Metropolitan Life Global Funding I (a)(d):
2.50%, 1/11/13		2,545	2,593,210
5.13%, 6/10/14		775	841,489
Prudential Financial, Inc.:
5.70%, 12/14/36		675	672,223
Series D, 5.90%, 3/17/36		500	508,541
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		505	581,081

			7,972,182

Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 5.00%, 1/15/21		145	146,784

Machinery — 1.0%
AGY Holding Corp., 11.00%, 11/15/14		310	275,900
Navistar International Corp.:
3.00%, 10/15/14 (h)		1,040	1,453,400
8.25%, 11/01/21		880	974,600
Titan International, Inc., 5.63%, 1/15/17 (a)(h)		340	885,700

			3,589,600

Marine — 0.9%
Horizon Lines, Inc., 4.25%, 8/15/12 (h)		2,355	2,184,263
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)(d)		1,050	1,055,250

			3,239,513

Media — 8.4%
Affinion Group, Inc., 7.88%, 12/15/18 (a)		625	598,438
CBS Corp., 8.88%, 5/15/19		510	643,120
CCH II LLC, 13.50%, 11/30/16		2,300	2,786,330
CMP Susquehanna Corp., 3.44%, 5/15/14 (a)		52	36,656
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (a)		1,095	1,136,062
Citadel Broadcasting Corp., 7.75%, 12/15/18 (a)		350	375,375

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	23

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Media (concluded)
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/17	USD	1,127	$1,253,787
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		600	818,149
Comcast Corp.:
6.45%, 3/15/37		790	826,880
6.40%, 3/01/40		390	405,819
Cox Enterprises, Inc:
Loan Close 2, 4.00%, 8/15/18		1,059	1,058,750
Loan Close 3, 12.00%, 8/15/18		1,092	1,091,944
Shares Loan, 4.00%, 8/15/18		926	926,058
Discovery Communications LLC, 3.70%, 6/01/15		480	497,355
Gray Television, Inc., 10.50%, 6/29/15		485	515,313
Interactive Data Corp., 10.25%, 8/01/18 (a)		1,480	1,657,600
NBC Universal, Inc. (a):
5.15%, 4/30/20		968	997,873
4.38%, 4/01/21		795	765,150
The New York Times Co., 6.63%, 12/15/16 (a)		1,800	1,840,500
News America Holdings, Inc.:
7.70%, 10/30/25		825	982,841
8.45%, 8/01/34		625	757,894
News America, Inc.:
4.50%, 2/15/21 (a)		625	621,179
7.63%, 11/30/28		385	443,378
6.15%, 2/15/41 (a)		750	762,343
Rainbow National Services LLC (a):
8.75%, 9/01/12		200	200,750
10.38%, 9/01/14		943	981,899
TCI Communications, Inc., 7.88%, 2/15/26		610	741,576
Time Warner Cable, Inc.:
7.30%, 7/01/38		930	1,047,756
5.88%, 11/15/40		465	441,535
Time Warner, Inc.:
4.70%, 1/15/21		350	351,794
6.10%, 7/15/40		215	217,041
UPC Germany GmbH, 8.13%, 12/01/17 (a)		2,600	2,788,500
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		525	574,875
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	1,135	1,601,484

			30,746,004

Metals & Mining — 2.7%
Cliffs Natural Resources, Inc., 4.80%, 10/01/20	USD	240	237,630
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (a)		259	243,763
Drummond Co., Inc.:
9.00%, 10/15/14 (a)		805	859,338
7.38%, 2/15/16		375	388,125
Falconbridge Ltd., 6.20%, 6/15/35		1,250	1,273,561
Goldcorp, Inc., 2.00%, 8/01/14 (h)		645	811,894
New World Resources NV, 7.88%, 5/01/18	EUR	215	318,941
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (h)	USD	615	820,256
Novelis, Inc., 8.75%, 12/15/20 (a)(d)		4,380	4,828,950

			9,782,458

Oil, Gas & Consumable Fuels — 6.6%
Arch Coal, Inc., 7.25%, 10/01/20		1,225	1,301,562
BP Capital Markets Plc, 3.13%, 3/10/12		1,270	1,298,656
Bill Barrett Corp., 9.88%, 7/15/16		75	84,000
Burlington Resources Finance Co., 7.40%, 12/01/31		875	1,037,802
Canadian Natural Resources, Ltd.:
6.50%, 2/15/37		410	454,739
6.25%, 3/15/38		375	405,435
6.75%, 2/01/39		1,025	1,174,411
Cenovus Energy, Inc., 6.75%, 11/15/39		895	1,018,578
Chesapeake Energy Corp., 6.63%, 8/15/20		1,185	1,244,250

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)

ConocoPhillips Canada Funding Co., 5.95%, 10/15/36	USD	535	$570,894
Crosstex Energy LP, 8.88%, 2/15/18		130	143,325
Devon Energy Corp., 7.95%, 4/15/32		625	812,944
EnCana Corp.:
6.50%, 8/15/34		670	720,681
6.63%, 8/15/37		700	772,526
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17 (a)		580	623,500
Enterprise Products Operating LLC:
6.13%, 2/01/13		695	748,350
6.13%, 10/15/39		700	701,354
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		434	439,682
MidAmerican Energy Co., 5.80%, 10/15/36		700	728,622
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		800	829,182
6.50%, 9/15/37		1,900	2,112,181
Niska Gas Storage US LLC, 8.88%, 3/15/18 (a)		1,000	1,090,000
Peabody Energy Corp., 6.50%, 9/15/20		620	663,400
Petrobras International Finance Co.:
3.88%, 1/27/16		1,785	1,802,343
5.88%, 3/01/18		75	79,816
5.75%, 1/20/20		1,725	1,789,943
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)		680	676,399
Valero Energy Corp., 6.63%, 6/15/37		641	655,030

			23,979,605

Paper & Forest Products — 1.1%
Boise Paper Holdings LLC:
9.00%, 11/01/17		490	546,350
8.00%, 4/01/20		210	231,525
Clearwater Paper Corp., 10.63%, 6/15/16		620	708,350
International Paper Co., 7.30%, 11/15/39		750	879,151
NewPage Corp., 11.38%, 12/31/14		900	897,750
Verso Paper Holdings LLC, 11.50%, 7/01/14		745	821,362

			4,084,488

Pharmaceuticals — 1.6%
Grifols, Inc., 8.25%, 2/01/18 (a)		175	179,812
Merck & Co., Inc., 6.55%, 9/15/37 (d)		1,125	1,331,296
Roche Holdings, Inc., 7.00%, 3/01/39 (a)(d)		850	1,050,912
Teva Pharmaceutical Finance LLC, 6.15%, 2/01/36		1,445	1,592,389
Wyeth (d):
6.00%, 2/15/36		675	738,964
5.95%, 4/01/37		925	999,772

			5,893,145

Real Estate Investment Trusts (REITs) — 0.1%
Kimco Realty Corp., 6.88%, 10/01/19		430	501,873

Road & Rail — 0.9%
Avis Budget Car Rental LLC, 9.63%, 3/15/18		715	799,012
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		950	989,889
Canadian National Railway Co., 6.25%, 8/01/34		350	398,372
Florida East Coast Railway Corp., 8.13%, 2/01/17 (a)		490	512,050
The Hertz Corp., 7.38%, 1/15/21 (a)		670	700,150

			3,399,473

Semiconductors & Semiconductor
Equipment — 0.1%
Spansion LLC, 7.88%, 11/15/17 (a)		390	397,800

Software — 0.2%
Oracle Corp., 5.38%, 7/15/40 (a)		895	872,369

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Thrifts & Mortgage Finance — 1.6%

Achmea Hypotheekbank NV, 3.20%, 11/03/14 (a)(d)	USD	1,305	$1,348,186
MGIC Investment Corp., 5.38%, 11/01/15		840	791,700
The PMI Group, Inc., 6.00%, 9/15/16		1,400	1,115,235
Radian Group, Inc.:
5.63%, 2/15/13		1,400	1,400,000
5.38%, 6/15/15		1,400	1,270,500

			5,925,621

Tobacco — 0.2%
Philip Morris International, Inc., 4.50%, 3/26/20		640	660,671

Wireless Telecommunication Services — 3.0%
Clearwire Communications LLC (a):
12.00%, 12/01/15		190	207,100
12.00%, 12/01/17		160	172,800
Cricket Communications, Inc., 10.00%, 7/15/15		35	38,588
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		1,420	1,542,170
Digicel Group Ltd. (a):
9.13%, 1/15/15 (g)		560	583,240
8.25%, 9/01/17		150	156,750
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (a)		1,050	1,078,875
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		850	897,812
6.63%, 11/15/20		850	827,687
Rogers Communications, Inc., 7.50%, 8/15/38		1,150	1,426,112
SBA Tower Trust, 4.25%, 4/15/40 (a)		950	992,928
Sprint Capital Corp., 6.88%, 11/15/28		745	671,431
Syniverse Holdings, Inc., 9.13%, 1/15/19 (a)		350	378,000
Vodafone Group Plc, 4.15%, 6/10/14 (d)		2,050	2,171,122

			11,144,615

Total Corporate Bonds — 74.9%			273,227,788

Foreign Agency Obligations

Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	160	122,363
Israel Government AID Bond:
5.50%, 4/26/24	USD	825	928,541
5.50%, 9/18/33		845	932,093
Italy Government International Bond, 5.38%, 6/15/33		455	451,167
Japan Finance Corp., 2.00%, 6/24/11		860	864,548
Japan Finance Organization for Municipal Enterprises, 4.00%, 1/13/21		500	494,995
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13 (d)		660	664,720
Mexico Government International Bond, 5.63%, 1/15/17		370	407,925
United Mexican States, Series A, 5.13%, 1/15/20		215	225,213

Total Foreign Agency Obligations — 1.4%			5,091,565

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 7.3%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 4A1, 5.40%, 10/25/35 (b)		1,017	948,981
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37		1,100	766,422
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 14A1, 5.39%, 11/25/34 (b)		487	462,605
CS First Boston Mortgage Securities Corp., Series 2005-12, Class 6A1, 6.00%, 1/25/36		980	734,672

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (concluded)
Chase Mortgage Finance Corp., Series 2005-A1, Class 1A1, 5.40%, 12/25/35 (b)	USD	974	$939,756
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,583	1,417,855
Series 2006-0A19, Class A1, 0.44%, 2/20/47 (b)		465	243,000
Series 2006-0A21, Class A1, 0.45%, 3/20/47 (b)		865	517,994
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37		800	618,562
Series 2007-HY4, Class 4A1, 5.54%, 6/25/47 (b)		984	712,299
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.46%, 4/25/46 (b)		359	222,275
Series 2007-10, Class A22, 6.00%, 7/25/37		771	646,481
Credit Suisse Mortgage Capital Certificates:
Series 2007-1, Class 5A14, 6.00%, 2/25/37		598	518,929
Series 2011-2R, Class 2A1, 5.25%, 7/25/36		1,730	1,569,283
Series 2011-2R, Class 2A1, 4.58%, 7/27/36 (a)(b)		1,700	1,542,070
Series 2011-4R, Class 1A1, 5.69%, 5/27/36 (a)(b)		900	801,562
Series 2011-4R, Class 1A1, 5.16%, 8/25/47		1,800	1,603,125
Series 2011-4R, Class 2A1, 5.17%, 5/27/36 (a)(b)		1,165	1,060,150
Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2006-0A1, Class A1, 0.46%, 2/25/47 (b)		283	186,587
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.14%, 6/19/35 (b)		1,571	1,554,435
GSR Mortgage Loan Trust:
Series 2005-AR4, Class 6A1, 5.25%, 7/25/35 (b)		399	388,958
Series 2006-4F, Class 1A1, 5.00%, 5/25/36		824	706,005
Series 2006-AR1, Class 2A1, 2.81%, 1/25/36 (b)		732	630,129
Series 2007-4F, Class 3A1, 6.00%, 7/25/37		920	883,367
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.44%, 12/25/36 (b)		723	563,042
IndyMac IMJA Mortgage Loan Trust, Series 2007-A1, Class A4, 6.00%, 8/25/37		1,100	964,887
JPMorgan Mortgage Trust:
Series 2006-S3, Class 1A12, 6.50%, 8/25/36		677	664,324
Series 2007-S1, Class 2A22, 5.75%, 3/25/37		651	560,013
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 3.78%, 5/25/36 (b)		750	572,897
Residential Funding Mortgage Securities I, Series 2007-S6, Class 1A16, 6.00%, 6/25/37		524	462,693
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 2/25/32		1,592	1,508,967
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006, Class 1A29, 6.00%, 8/25/36		593	591,712
Series 2006-3, Class A9, 5.50%, 3/25/36		460	466,513
Series 2007-8, Class 2A9, 6.00%, 7/25/37		524	505,154
Series 2007-10, Class 1A21, 6.00%, 7/25/37		223	221,576

			26,757,280

Commercial Mortgage-Backed Securities — 13.3%
Banc of America Commercial Mortgage, Inc.:
Series 2006-4, Class A4, 5.63%, 7/10/46		420	456,014
Series 2006-4, Class AM, 5.68%, 7/10/46		250	262,516
Series 2007-1, Class A4, 5.45%, 1/15/49		1,520	1,619,758
Series 2007-2, Class A4, 5.69%, 4/10/49 (b)		750	804,771
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, 5.69%, 6/11/50 (b)		870	941,924
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.94%, 12/15/35		2,720	2,846,124

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	25

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities
(concluded)
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.10%, 12/10/49 (b)	USD	1,370	$1,505,121
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3, 5.09%, 7/10/37 (b)		960	965,501
Credit Suisse Mortgage Capital Certificates (b):
Series 2006-C3, Class AM, 5.83%, 6/15/38		1,000	1,054,967
Series 2010-RR2, Class 2A, 5.80%, 9/15/39 (a)		1,010	1,098,384
Extended Stay America Trust, Series 2010-ESHA (a):
Class A, 2.95%, 11/05/27		2,544	2,523,389
Class C, 4.86%, 11/05/27		1,005	1,042,587
First Union National Bank Commercial Mortgage:
Series 2001-C3, Class A3, 6.42%, 8/15/33		1,254	1,260,450
Series 2001-C4, Class A2, 6.22%, 12/12/33		1,937	1,975,134
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2, 4.93%, 7/10/39		2,350	2,455,871
GS Mortgage Securities Corp. II, Series 2010-C2, Class C, 5.23%, 12/10/43 (a)(b)		900	908,863
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%, 10/12/35		1,841	1,858,449
Series 2004-CB8, Class A1A, 4.16%, 1/12/39 (a)		748	763,664
Series 2004-CBX, Class A4, 4.53%, 1/12/37		2,180	2,209,522
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (b)		330	343,812
Series 2006-CB16, Class AJ, 5.62%, 5/12/45		730	711,852
Series 2007-CB19, Class A4, 5.74%, 2/12/49 (b)		640	689,319
LB-UBS Commercial Mortgage Trust (b):
Series 2007-C6, Class A4, 5.86%, 7/15/40		1,761	1,901,423
Series 2007-C7, Class A3, 5.87%, 9/15/45		700	755,432
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A3, 4.47%, 10/12/41 (b)		4,200	4,253,371
Morgan Stanley Capital I:
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		1,000	1,061,717
Series 2005-T17, Class A4, 4.52%, 12/13/41		2,525	2,560,777
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C21, Class A3, 5.20%, 10/15/44 (b)		156	159,191
Series 2006-C28, Class A2, 5.50%, 10/15/48		7,374	7,475,260
Series 2007-C33, Class A4, 5.90%, 2/15/51 (b)		1,935	2,090,161

			48,555,324

Total Non-Agency Mortgage-Backed Securities — 20.6%			75,312,604

	Beneficial
	Interest
Other Interests (i)	(000)

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc. (c)		2	191

Total Other Interests — 0.0%			191

Preferred Securities

	Par
Capital Trusts	(000)		Value

Capital Markets — 0.2%
Credit Suisse Guernsey Ltd., 5.86% (b)(j)	USD	494	$477,327

Insurance — 0.7%
The Allstate Corp., 6.50%, 5/15/67 (b)		1,950	2,001,187
Lincoln National Corp., 6.05%, 4/20/67 (b)		675	645,503

			2,646,690

Total Capital Trusts — 0.9%			3,124,017

Preferred Stocks	Shares

Automobiles — 0.4%
General Motors Co., 4.75%		30,000	1,526,400

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(c)		12,033	—

Total Preferred Stocks — 0.4%			1,526,400

Total Preferred Securities — 1.3%			4,650,417

	Par
Taxable Municipal Bonds	(000)

City of Chicago Illinois, RB, Build America Bonds, 6.40%, 1/01/40	USD	250	240,293
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		950	953,078
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		1,275	1,307,028
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		625	713,125
New York City Municipal Water Finance Authority, RB:
Build America Bonds, 5.72%, 6/15/42		700	686,350
Second General Resolution, Series EE, 5.38%, 6/15/43		385	390,386
Second General Resolution, Series EE, 5.50%, 6/15/43		465	477,722
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		550	540,447
5.60%, 3/15/40		950	896,762
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		385	393,666
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		1,090	1,146,822
Build America Bonds, 7.35%, 11/01/39		540	571,509
Build America Bonds, Various Purpose, 7.50%, 4/01/34		360	389,113
Various Purpose, Series 3, 5.45%, 4/01/15		2,300	2,429,076
University of California, RB, Build America Bonds, 5.95%, 5/15/45		445	411,785

Total Taxable Municipal Bonds — 3.2%			11,547,162

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value

Agency Obligations — 2.7%
Fannie Mae:
6.44%, 10/09/19 (d)(k)	USD	5,875	$3,919,500
5.63%, 7/15/37 (l)		775	865,811
Federal Home Loan Banks:
5.25%, 12/09/22 (l)		675	745,391
5.37%, 9/09/24 (d)		1,075	1,192,130
Resolution Funding Corp. (k):
6.39%, 7/15/18		525	410,908
6.39%, 10/15/18		525	405,901
Tennessee Valley Authority, 5.25%, 9/15/39 (d)		2,355	2,466,387

			10,006,028

Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities, Series 2005-5, Class PK, 5.00%, 12/25/34		1,043	1,110,085
Freddie Mac Mortgage-Backed Securities, Series 2825, Class VP, 5.50%, 6/15/15		803	867,047

			1,977,132

Federal Deposit Insurance Corporation Guaranteed — 0.7%
General Electric Capital Corp. (d):
2.00%, 9/28/12		1,850	1,891,092
2.13%, 12/21/12		515	527,962

			2,419,054

Interest Only Collateralized Mortgage Obligations — 0.1%
Freddie Mac Mortgage-Backed Securities:
Series 2579, Class HI, 5.00%, 8/15/17		589	27,933
Series 2611, Class QI, 5.50%, 9/15/32		2,405	317,147

			345,080

Mortgage-Backed Securities — 60.4%
Fannie Mae Mortgage-Backed Securities (m):
4.00%, 3/15/41		45,400	44,931,989
4.50%, 3/15/41		43,100	43,928,339
5.00%, 3/15/26 – 4/15/41		54,600	57,137,707
5.50%, 3/15/26 – 4/15/41		41,900	44,770,955
6.00%, 8/01/29 – 3/15/41 (d)		25,841	28,115,657
Freddie Mac Mortgage-Backed Securities:
4.50%, 3/15/41 (m)		100	101,828
5.00%, 3/15/41 (m)		100	104,609
6.00%, 2/01/13 – 12/01/18		992	1,084,462
Ginnie Mae Mortgage-Backed Securities, 5.50%, 8/15/33		140	152,877

			220,328,423

Total U.S. Government Sponsored Agency Securities — 64.4%			235,075,717

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.13%, 8/15/21 (d)		1,550	2,189,617
6.25%, 8/15/23 (d)		5,720	7,138,383
3.50%, 2/15/39 (e)		330	277,510
4.38%, 5/15/40 (d)		6,375	6,249,476
3.88%, 8/15/40 (d)		2,560	2,298,399
4.25%, 11/15/40		11,625	11,150,921
4.75%, 2/15/41 (d)		4,975	5,187,990

U.S. Treasury Obligations		Par (000)	Value

U.S. Treasury Notes:
0.63%, 1/31/13 (d)	USD	8,720	$8,715,570
0.50%, 10/15/13 (d)(e)		2,695	2,661,312
1.25%, 2/15/14		1,840	1,844,600
2.00%, 1/31/16 (d)		20,415	20,317,702
2.63%, 1/31/18		2,605	2,575,897
2.63%, 8/15/20		1,105	1,038,700
2.63%, 11/15/20 (d)		23,506	21,992,333
3.63%, 2/15/21 (d)		3,550	3,612,679
4.25%, 5/15/39 (d)		6,045	5,816,426

Total U.S. Treasury Obligations — 28.3%			103,067,515

Warrants (n)		Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (a)		13,751	—

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		90	1

Total Warrants — 0.0%			1

Total Long-Term Investments (Cost — $711,383,341) — 199.7%			728,575,189

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (o)(p)		2,222,695	2,222,695

Total Short-Term Securities (Cost — $2,222,695) — 0.6%			2,222,695

Options Purchased		Contracts

Exchange-Traded Call Options — 0.0%
10-Year U.S. Treasury Note, Strike Price USD 120.50, Expires 5/20/11		98	93,406

Exchange-Traded Put Options — 0.1%
10-Year U.S. Treasury Note, Strike Price USD 117.50, Expires 3/25/11		71	26,625
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 98.25, Expires 9/16/11		264	174,900

			201,525

		Notional Amount (000)

Over-the-Counter Call Swaptions — 0.9%
Receive a fixed rate of 4.22% and pay a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker Credit Suisse International	USD	9,000	484,448
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Credit Suisse International		5,700	97,996
Receive a fixed rate of 4.01% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA		6,000	229,883
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank NA		10,700	306,334

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	27

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Options Purchased		Notional Amount (000)	Value

Over-the-Counter Call Swaptions (concluded)
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG	USD	5,000	$21,334
Receive a fixed rate of 3.12% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		3,000	21,765
Receive a fixed rate of 3.54% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		6,500	113,658
Receive a fixed rate of 3.63% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		3,200	65,972
Receive a fixed rate of 3.99% and pay a floating rate based on 3-month LIBOR, Expires 1/12/12, Broker UBS AG		1,700	59,532
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		9,300	61,470
Receive a fixed rate of 4.29% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		2,100	104,266
Receive a fixed rate of 4.33% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		2,100	108,757
Receive a fixed rate of 4.39% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		2,400	125,772
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		4,200	124,617
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		4,700	146,009
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		4,800	113,574
Receive a fixed rate of 3.30% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA		4,000	57,019
Receive a fixed rate of 3.46% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		5,500	96,396
Receive a fixed rate of 4.25% and pay a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Morgan Stanley Capital Services, Inc.		2,100	87,952
Receive a fixed rate of 3.81% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank NA		1,500	39,970
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		2,000	57,239
Receive a fixed rate of 5.20% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		9,300	661,248

			3,185,211

Over-the-Counter Put Options — 0.0%
EUR Put Option, Strike Price USD 1.32, Expires 5/19/11, Broker Citibank NA	EUR	12,780	121,510
JPY Put Option, Strike Price USD 86.00, Expires 5/20/11, Broker Deutsche Bank AG	USD	2,925	10,472

			131,982

Options Purchased		Notional Amount (000)	Value

Over-the-Counter Put Swaptions — 1.2%
Pay a fixed rate of 4.22% and receive a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker Credit Suisse International	USD	9,000	$19,960
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Credit Suisse International		9,200	46,807
Pay a fixed rate of 4.01% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA		6,000	39,250
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank NA		10,700	111,360
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		5,000	358,717
Pay a fixed rate of 3.12% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		3,000	216,492
Pay a fixed rate of 3.54% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		6,500	323,870
Pay a fixed rate of 3.63% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		3,200	144,109
Pay a fixed rate of 3.99% and receive a floating rate based on 3-month LIBOR, Expires 1/12/12, Broker UBS AG		1,700	57,834
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		9,300	75,871
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		4,500	17,797
Pay a fixed rate of 4.29% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		2,100	54,748
Pay a fixed rate of 4.33% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		2,100	52,458
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		2,400	74,776
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		4,200	237,205
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		4,700	259,789
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		4,800	326,799
Pay a fixed rate of 3.30% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA		4,000	393,369
Pay a fixed rate of 3.46% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		5,500	489,653
Pay a fixed rate of 4.25% and receive a floating rate based on 3-month LIBOR, Expires 1/14/13, Broker Morgan Stanley Capital Services, Inc.		2,100	117,736
Pay a fixed rate of 3.81% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank NA		1,500	139,443

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Options Purchased		Notional Amount (000)	Value

Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG	USD	2,000	$182,448
Pay a fixed rate of 5.20% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		9,300	533,684

			4,274,175

Total Options Purchased (Cost — $9,378,271) — 2.2%			7,886,299

Total Investments Before TBA Sale Commitments and Options Written (Cost — $722,984,307*) — 202.4%			738,684,183

TBA Sale Commitments (m)		Par (000)

Fannie Mae Mortgage-Backed Securities:
4.00%, 3/15/41		34,200	(33,719,080)
4.50%, 3/15/41		33,600	(34,245,758)
5.00%, 3/15/26 – 4/15/41		50,700	(53,043,895)
5.50%, 3/15/26 – 4/15/41		36,000	(38,450,934)
6.00%, 8/01/29 – 3/15/41		32,000	(34,746,082)
Ginnie Mae Mortgage-Backed Securities, 5.50%, 8/15/33		100	(108,312)

Total TBA Sale Commitments (Proceeds — $193,476,453) — (53.3)%			(194,314,061)

Options Written		Contracts

Exchange-Traded Call Options — (0.0)%
10-Year U.S. Treasury Note:
Strike Price USD 121.50, Expires 5/20/11		98	(62,781)
Strike Price USD 122.50, Expires 5/20/11		98	(39,813)

			(102,594)

Exchange-Traded Put Options — (0.0)%
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 97.75, Expires 9/16/11		264	(92,400)

		Notional Amount (000)

Over-the-Counter Call Swaptions — (1.2)%
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc	USD	6,800	(286,459)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA		3,500	(146,820)
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG		4,000	(254,121)
Pay a fixed rate of 3.82% and receive a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank NA		3,200	(89,139)
Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank NA		2,300	(64,772)
Pay a fixed rate of 3.85% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		1,200	(35,207)

Options Written		Notional Amount (000)	Value

Over-the-Counter Call Swaptions (continued)
Pay a fixed rate of 3.95% and receive a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA	USD	3,500	$(117,705)
Pay a fixed rate of 4.00% and receive a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank NA		3,200	(113,951)
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		2,700	(97,121)
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		3,600	(130,312)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		9,300	(97,025)
Pay a fixed rate of 4.14% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		3,700	(147,241)
Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		3,500	(126,281)
Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA		1,200	(33,263)
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		4,600	(129,889)
Pay a fixed rate of 3.77% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		3,300	(84,998)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		2,000	(67,904)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		4,800	(337,450)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		7,000	(500,989)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		6,100	(454,027)
Pay a fixed rate of 4.32% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		500	(21,535)
Pay a fixed rate of 4.07% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,700	(58,418)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Credit Suisse International		2,600	(88,458)
Pay a fixed rate of 3.44% and receive a floating rate based on 6-month EURIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	1,300	(684)
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc	USD	1,100	(63,692)
Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America NA		3,500	(249,986)
Pay a fixed rate of 5.09% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Goldman Sachs Bank USA		3,800	(273,165)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	29

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)
(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)	Value

Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 4.84% and receive a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker JPMorgan Chase Bank NA	USD	2,500	$(145,141)
Pay a fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG		2,900	(173,813)

			(4,389,566)

Over-the-Counter Put Swaptions — (1.2)%
Receive a fixed rate of 1.80% and pay a floating rate based on 3-month LIBOR, Expires 3/02/11, Broker Royal Bank of Scotland Plc		14,000	(368,745)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG		3,700	(64,791)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		6,800	(35,210)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA		3,500	(18,611)
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG		4,000	(62,389)
Receive a fixed rate of 3.82% and pay a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank NA		3,200	(118,383)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank NA		2,300	(85,302)
Receive a fixed rate of 3.85% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		1,200	(43,090)
Receive a fixed rate of 3.95% and pay a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA		3,500	(112,524)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank NA		3,200	(105,090)
Receive a fixed rate of 4.02% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		2,700	(95,026)
Receive a fixed rate of 4.02% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		3,600	(126,012)
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		9,300	(58,916)
Receive a fixed rate of 4.14% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		3,700	(160,559)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		3,500	(165,142)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA		1,200	(73,305)
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		4,600	(322,745)
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		3,300	(245,375)

Options Written		Notional Amount (000)	Value

Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG	USD	2,000	$(125,738)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		4,800	(177,227)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		7,000	(253,940)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		6,100	(223,818)
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		500	(31,169)
Receive a fixed rate of 4.07% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,700	(128,711)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Credit Suisse International		2,600	(199,177)
Receive a fixed rate of 3.44% and pay a floating rate based on 6-month EURIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	1,300	(504)
Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc	USD	1,100	(63,244)
Receive a fixed rate of 5.08% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America NA		3,500	(166,547)
Receive a fixed rate of 5.09% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Goldman Sachs Bank USA		3,800	(179,668)
Receive a fixed rate of 4.84% and pay a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker JPMorgan Chase Bank NA		2,500	(164,970)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG		2,900	(186,256)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank NA		7,900	(364,095)

			(4,526,279)

Total Options Written (Premiums Received — $9,961,055) — (2.5)%			(9,110,839)

Total Investments, Net of TBA Sale Commitments and Options Written — 146.6%			535,259,283
Liabilities in Excess of Other Assets — (46.6)%			(170,398,068)

Net Assets — 100.0%			$364,861,215

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

	Aggregate cost	$723,768,152

	Gross unrealized appreciation	$26,146,872
	Gross unrealized depreciation	(11,230,841)

	Net unrealized appreciation	$14,916,031

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	Convertible security.

(i)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(m)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Banc Nationale De Paris	$1,157,810	$2,810
Citigroup Global Markets, Inc.	$(633,236)	$(106,436)
Credit Suisse Securities (USA) LLC	$12,397,500	$141,203
Deutsche Bank Securities, Inc.	$(28,828,732)	$31,186
Goldman Sachs & Co.	$(4,581,236)	$59,756
Greenwich Financial Services	$5,383,538	$46,710
JPMorgan Securities, Inc.	$789,502	$18,295
Morgan Stanley Capital Services, Inc.	$(44,682)	$(854)
Nomura Securities International, Inc.	$36,383,969	$213,508
UBS Securities	$171,140	$45,593

(n)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	506,274	1,716,421	2,222,695	$1,843

(p)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of February 28, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Barclays Capital, Inc.	0.24%	10/19/10	Open	$7,778,941	$7,772,050
Barclays Capital, Inc.	0.28%	10/19/10	Open	6,082,248	6,075,962
Barclays Capital, Inc.	0.40%	10/19/10	Open	4,803,987	4,796,898
Credit Suisse Securities (USA), Inc.	0.26%	10/19/10	Open	2,366,020	2,363,750
Credit Suisse Securities (USA), Inc.	0.31%	10/19/10	Open	1,850,452	1,848,335
Barclays Capital, Inc.	0.26%	10/20/10	Open	1,286,225	1,285,000
Royal Bank of Scotland Plc	0.33%	10/26/10	Open	1,373,344	1,371,760
Credit Suisse Securities (USA), Inc.	0.40%	11/03/10	Open	3,138,411	3,138,000
UBS Securities LLC	0.38%	11/04/10	Open	3,469,523	3,465,244
Merrill Lynch & Co., Inc.	0.23%	12/13/10	Open	6,330,341	6,327,187
Merrill Lynch & Co., Inc.	0.24%	12/13/10	Open	3,819,047	3,817,062
UBS Securities LLC	0.38%	12/13/10	Open	4,165,693	4,162,266
UBS Securities LLC	0.40%	12/13/10	Open	2,051,520	2,049,744
Deutsche Bank AG	0.40%	12/14/10	Open	10,094,379	10,085,750
Credit Suisse Securities (USA), Inc.	0.26%	1/19/11	Open	1,010,312	1,010,013
Deutsche Bank AG	0.60%	1/21/11	Open	4,273,276	4,270,500
Credit Suisse Securities (USA), Inc.	0.40%	1/27/11	Open	4,399,644	4,398,031
Deutsche Bank AG	0.40%	1/28/11	Open	7,296,218	7,293,625
BNP Paribas	0.23%	2/11/11	3/10/11	2,450,282	2,450,000
Credit Suisse Securities (USA), Inc.	0.19%	2/14/11	3/15/11	4,304,606	4,304,288
Credit Suisse Securities (USA), Inc.	0.45%	2/24/11	3/11/11	8,010,745	8,010,345
Barclays Capital, Inc.	0.18%	2/28/11	3/01/11	8,720,044	8,720,000
Credit Suisse Securities (USA), Inc.	0.03%	2/28/11	3/01/11	3,149,165	3,149,163
Credit Suisse Securities (USA), Inc.	0.18%	2/28/11	3/01/11	22,154,045	22,153,934
Credit Suisse Securities (USA), Inc.	0.19%	2/28/11	3/01/11	5,416,797	5,416,769
Deutsche Bank AG	0.14%	2/28/11	3/01/11	20,389,561	20,389,481

Total				$150,184,826	$150,125,157

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	31

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	Financial futures contracts purchased as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

57	5-Year U.S. Treasury Note	Chicago Board of Trade	March 2011	$6,708,123	$10,752
3	Euro-Bund Future	Eurex	March 2011	$516,722	(2,883)
30	Euro-Dollar Future	Chicago Mercantile Exchange	March 2011	$7,463,033	13,343
67	2-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$14,599,133	26,757
322	30-Year U.S. Treasury Bond	Chicago Board of Trade	June 2011	$38,656,617	94,070

Total					$142,039

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

45	2-Year U.S. Treasury Note	Chicago Board of Trade	March 2011	$9,853,971	$(326)
400	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2011	$47,804,098	(333,402)

29	30-Year U.S. Treasury Ultra Bond	Chicago Board of Trade	March 2011	$3,512,119	(114,693)

404	5-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$47,002,933	(239,817)
101	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$11,886,543	(137,192)
59	Euro-Dollar Future	Chicago Mercantile Exchange	December 2011	$14,589,078	(70,947)

Total					$(896,377)

•	Foreign currency exchange contracts as of February 28, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

INR	82,735,100	USD	1,810,000	Goldman Sachs International	3/01/11	$17,794
INR	249,834,300	USD	5,493,831	Morgan Stanley Capital Services, Inc.	3/01/11	25,539
USD	1,823,564	INR	82,735,100	Goldman Sachs International	3/01/11	(4,230)
USD	5,442,766	INR	249,834,300	Morgan Stanley Capital Services, Inc.	3/01/11	(76,604)
EUR	4,345,000	USD	5,842,602	BNP Paribas SA	3/03/11	153,204
EUR	2,385,000	USD	3,161,778	Citibank NA	3/03/11	129,360
EUR	2,040,000	USD	2,683,056	Royal Bank of Scotland Plc	3/03/11	132,006
EUR	1,335,000	USD	1,787,483	UBS AG	3/03/11	54,727

•	Foreign currency exchange contracts as of February 28, 2011 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	1,766,259	EUR	1,345,000	BNP Paribas SA	3/03/11	$(89,750)
USD	4,436,684	EUR	3,355,000	Citibank NA	3/03/11	(192,989)
USD	3,561,350	EUR	2,685,000	Deutsche Bank AG	3/03/11	(143,768)
USD	3,592,535	EUR	2,720,000	Goldman Sachs International	3/03/11	(160,881)
EUR	830,000	USD	1,118,757	Citibank NA	3/23/11	26,295
USD	1,071,598	EUR	830,000	UBS AG	3/23/11	(73,454)
USD	7,810,630	EUR	5,707,500	Citibank NA	4/27/11	(59,966)
EUR	1,032,500	USD	1,415,228	Citibank NA	5/06/11	8,402
USD	1,391,543	EUR	1,032,500	UBS AG	5/06/11	(32,087)

Total						$(286,402)

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$1,400	$(77,693)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$1,400	(67,048)
MGIC Investment Corp.	5.00%	Citibank NA	12/20/15	$840	(41,442)
Spain (Kingdom of)	1.00%	Citibank NA	3/20/16	$936	(2,742)
Spain (Kingdom of)	1.00%	JPMorgan Chase Bank NA	3/20/16	$4,682	(6,637)
The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	$1,400	18,962
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	$1,800	(34,752)

Total					$(211,352)

•	Credit default swaps on traded indexes — buy protection outstanding as of February 28, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

Dow Jones CDX Emerging Markets Series 14	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	$990	$(1,721)
Dow Jones CDX North America High Yield Index Series 15	5.00%	Credit Suisse International	12/20/15	$5,000	(35,389)

Total					$(37,110)

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Core Bond Trust (BHK)

•	Interest rate swaps outstanding as of February 28, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.63% (a)	3-month LIBOR	Credit Suisse International	11/26/12	$23,300	$43,111
0.96% (a)	3-month LIBOR	Deutsche Bank AG	2/08/13	$7,600	(16,877)
0.92% (b)	3-month LIBOR	Credit Suisse International	2/28/13	$3,800	3,398
0.91% (b)	3-month LIBOR	Deutsche Bank AG	2/28/13	$6,100	3,642
1.36% (a)	3-month LIBOR	Royal Bank of Scotland Plc	11/08/15	$3,700	143,817
2.80% (b)	3-month LIBOR	Deutsche Bank AG	2/10/21	$3,900	(177,578)
3.73% (b)	3-month LIBOR	Credit Suisse International	2/15/21	$700	12,597
3.77% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	2/15/21	$1,400	29,882
3.67% (b)	3-month LIBOR	Credit Suisse International	2/22/21	$3,100	37,873
3.57% (b)	3-month LIBOR	Citibank NA	2/25/21	$300	1,233
4.47% (a)	3-month LIBOR	Barclays Bank Plc	2/15/41	$1,500	(53,414)

Total					$27,684

	(a)	Pays a fixed interest rate and receives floating rate.

	(b)	Pays floating rate and receives fixed rate.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Asset-Backed Securities	—	$16,334,938	$4,266,817	$20,601,755
Common Stocks	—	474	—	474
Corporate Bonds	—	270,151,036	3,076,752	273,227,788
Foreign Agency Obligations	—	5,091,565	—	5,091,565
Non-Agency Mortgage-Backed Securities	—	73,743,321	1,569,283	75,312,604
Other Interests	—	—	191	191
Preferred Securities	$1,526,400	3,124,017	—	4,650,417
Taxable Municipal Bonds	—	11,547,162	—	11,547,162
U.S. Government Sponsored Agency Securities	—	235,075,717	—	235,075,717
U.S. Treasury Obligations	—	103,067,515	—	103,067,515
Warrants	—	—	1	1
Short-Term Securities	2,222,695	—	—	2,222,695
Liabilities:
TBA Sale Commitments	—	(194,314,061)	—	(194,314,061)

Total	$3,749,095	$523,821,684	$8,913,044	$536,483,823

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$18,962	—	$18,962
Foreign currency exchange contracts	—	679,309	—	679,309
Interest rate contracts	$439,853	7,734,939	—	8,174,792
Liabilities:
Credit contracts	—	(267,424)	—	(267,424)
Foreign currency exchange contracts	—	(833,729)	—	(833,729)
Interest rate contracts	(1,094,254)	(9,163,714)	—	(10,257,968)

Total	$(654,401)	$(1,831,657)	—	$(2,486,058)

[1]

Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	33

Schedule of Investments (concluded)	BlackRock Core Bond Trust (BHK)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Securities	Warrants	Total

Assets:
Balance, as of August 31, 2010	$5,104,409	$11,492	$3,029,472	$2,310,902	$381	$56,838	—	$10,513,494
Accrued discounts/premiums	19,470	—	177,849	9,203	—	—	—	206,522
Net realized gain (loss)	—	(294,917)	—	34,661	—	113,247	—	(147,009)
Net change in unrealized appreciation/depreciation[2]	477,832	315,473	(93,913)	(34,542)	(190)	(11,539)	$(1,590)	651,531
Purchases	1,889,760	—	—	1,569,283	—	—	1,591	3,460,634
Sales	(103,465)	(32,048)	—	(1,673,742)	—	(158,546)	—	(1,967,801)
Transfer in3	—	—	—	—	—	—	—	—
Transfer out[3]	(3,121,189)	—	(36,656)	(646,482)	—	—	—	(3,804,327)

Balance as of February 28, 2011	$4,266,817	—	$3,076,752	$1,569,283	$191	—	$1	$8,913,044

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on February 28, 2011 was $432,573.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Capital Markets — 0.2%
E*Trade Financial Corp. (a)	43,000	$687,140

Chemicals — 0.1%
LyondellBasell Industries NV, Class A (a)	4,740	180,499
Wellman Holdings, Inc. (a)	2,499	125

		180,624

Commercial Banks — 0.1%
CIT Group, Inc. (a)	10,229	443,120

Commercial Services & Supplies — 0.1%
Air Lease Corp. (a)(b)	19,100	401,100

Communications Equipment — 0.6%
Loral Space & Communications Ltd. (a)	31,026	2,347,427

Construction Materials — 0.0%
Nortek, Inc. (a)	3,280	145,960

Diversified Financial Services — 0.3%
Bank of America Corp.	85,000	1,214,650

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	109,685	2,303

Food Products — 0.1%
Zhongpin, Inc. (a)	17,361	322,741

Health Care Equipment & Supplies — 0.1%
Zimmer Holdings, Inc. (a)	8,271	515,614

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)	1,854	7,880

Household Durables — 0.2%
Beazer Homes USA, Inc. (a)	83,108	386,452
Pulte Group, Inc. (a)	80,900	558,210

		944,662

Machinery — 0.2%
Navistar International Corp. (a)	11,667	723,121

Media — 1.0%
Charter Communications, Inc. (a)	83,448	3,819,415
Clear Channel Outdoor Holdings, Inc., Class A (a)	16,306	240,351

		4,059,766

Metals & Mining — 0.1%
African Minerals Ltd. (a)	45,951	404,501

Oil, Gas & Consumable Fuels — 0.7%
Alpha Natural Resources, Inc. (a)	18,200	986,804
Marathon Oil Corp.	42,300	2,098,080

		3,084,884

Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (a)	181,600	600,006
Ainsworth Lumber Co. Ltd. (a)(b)	208,741	689,680
Western Forest Products, Inc. (a)	74,889	57,041
Western Forest Products, Inc. (a)(b)	74,936	57,076

		1,403,803

Road & Rail — 0.3%
Dollar Thrifty Automotive Group, Inc. (a)	26,300	1,396,793

Semiconductors & Semiconductor Equipment — 0.3%
Spansion, Inc., Class A (a)	66,453	1,400,165
SunPower Corp., Class B (a)	573	9,672

		1,409,837

Software — 0.3%
Bankruptcy Management Solutions, Inc. (a)	737	2,578
HMH Holdings/EduMedia (a)	133,690	668,450
TiVo, Inc. (a)	32,660	335,745

		1,006,773

Common Stocks	Shares		Value

Wireless Telecommunication Services — 0.7%
American Tower Corp., Class A (a)		17,063	$920,720
Crown Castle International Corp. (a)		41,121	1,733,250
FiberTower Corp. (a)		127,570	416,157

			3,070,127

Total Common Stocks — 5.7%			23,772,826

Corporate Bonds	Par (000)

Aerospace & Defense — 0.3%
DynCorp International, Inc., 10.38%, 7/01/17 (b)	USD	410	440,750
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		690	777,975

			1,218,725

Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		1,069	1,068,667
Series 2, 12.38%, 10/08/15		1,079	1,078,933

			2,147,600

Airlines — 2.7%
Air Canada, 9.25%, 8/01/15 (b)		1,570	1,679,900
American Airlines, Inc.:
10.50%, 10/15/12		1,400	1,536,500
Series 2001-2, 7.86%, 4/01/13		490	505,925
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)		900	924,750
Series 1997-4-B, 6.90%, 7/02/18		71	71,788
Series 2001-1-C, 7.03%, 12/15/12		269	270,351
Series 2010-1-B, 6.00%, 7/12/20		700	698,250
Delta Air Lines, Inc.:
Series 2010-1-B, 6.38%, 7/02/17		800	796,000
Series B, 9.75%, 12/17/16		1,353	1,460,907
United Air Lines, Inc., 12.75%, 7/15/12		2,838	3,171,701

			11,116,072

Auto Components — 1.5%
Allison Transmission, Inc. (b):
11.00%, 11/01/15		350	380,625
11.25%, 11/01/15 (c)		272	296,480
Delphi International Holdings Unsecured, 12.00%, 10/06/14		134	147,905
Exide Technologies, 8.63%, 2/01/18 (b)		550	586,438
Icahn Enterprises LP, 8.00%, 1/15/18		4,815	4,983,525

			6,394,973

Beverages — 0.2%
Cott Beverages, Inc., 8.13%, 9/01/18		394	424,042
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	365	536,424

			960,466

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	715	720,608

Building Products — 1.2%
Associated Materials LLC, 9.13%, 11/01/17 (b)		730	789,313
Building Materials Corp. of America (b):
6.88%, 8/15/18		785	804,625
7.00%, 2/15/20		930	979,987
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		255	276,675
9.00%, 1/15/21 (b)		1,900	2,021,125

			4,871,725

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	35

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Capital Markets — 0.6%
American Capital Ltd., 7.36%, 12/31/13 (d)	USD	740	$757,812
E*Trade Financial Corp., 3.43%, 8/31/19 (b)(e)(f)		356	550,020
KKR Group Finance Co., 6.38%, 9/29/20 (b)		970	999,416

			2,307,248

Chemicals — 3.4%
American Pacific Corp., 9.00%, 2/01/15		1,300	1,277,250
Chemtura Corp., 7.88%, 9/01/18 (b)		785	837,987
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		245	272,563
Hexion U.S. Finance Corp.:
8.88%, 2/01/18		1,135	1,218,706
9.00%, 11/15/20 (b)		550	585,062
Huntsman International LLC (b):
6.88%, 11/15/13	EUR	415	585,568
8.63%, 3/15/21	USD	740	821,400
Ineos Finance Plc, 9.00%, 5/15/15 (b)		625	685,937
KRATON Polymers LLC, 6.75%, 3/01/19 (b)		185	188,700
MacDermid, Inc., 9.50%, 4/15/17 (b)		1,845	1,964,925
Nalco Co., 6.63%, 1/15/19 (b)		490	506,537
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)(g)		275	279,813
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		1,010	1,108,475
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)		220	225,775
Polymer Group, Inc., 7.75%, 2/01/19 (b)		214	222,828
PolyOne Corp., 7.38%, 9/15/20		320	339,200
Rhodia SA, 6.88%, 9/15/20 (b)		1,085	1,110,769
TPC Group LLC, 8.25%, 10/01/17 (b)		495	526,556
Wellman Holdings, Inc., Subordinate Note (e):
(Second Lien), 10.00%, 1/29/19		1,385	1,204,950
(Third Lien), 5.00%, 1/29/19 (c)		466	181,602

			14,144,603

Commercial Banks — 2.8%
CIT Group, Inc.:
7.00%, 5/01/16		5,078	5,122,240
7.00%, 5/01/17		6,594	6,643,386
Glitnir Banki HF, 6.38%, 9/25/12 (b)(h)		1,005	—

			11,765,626

Commercial Services & Supplies — 1.8%
ACCO Brands Corp., 10.63%, 3/15/15		1,115	1,259,950
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (b)		376	386,340
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		780	838,500
Casella Waste Systems, Inc., 7.75%, 2/15/19 (b)		549	562,725
International Lease Finance Corp., 8.25%, 12/15/20		478	531,775
Mobile Mini, Inc., 7.88%, 12/01/20 (b)		345	367,425
RSC Equipment Rental, Inc. (b):
10.00%, 7/15/17		870	1,000,500
8.25%, 2/01/21		872	922,140
West Corp. (b):
8.63%, 10/01/18		1,120	1,187,200
7.88%, 1/15/19		290	297,612

			7,354,167

Communications Equipment — 0.2%
Avaya, Inc., 7.00%, 4/01/19 (b)		640	633,600

Computers & Peripherals — 0.3%
EMC Corp., 1.75%, 12/01/13 (e)		720	1,258,200

Construction Materials — 1.4%
Nortek, Inc.:
11.00%, 12/01/13		3,655	3,892,125
10.00%, 12/01/18 (b)		1,770	1,889,475

			5,781,600

Corporate Bonds	Par (000)		Value

Consumer Finance — 0.7%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	1,010	$1,088,275
Ford Motor Credit Co. LLC:
3.05%, 1/13/12 (i)		310	313,159
7.80%, 6/01/12		300	319,933
6.63%, 8/15/17		1,150	1,223,115

			2,944,482

Containers & Packaging — 2.2%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (b)	EUR	710	1,011,612
Ball Corp., 6.75%, 9/15/20	USD	750	785,625
Berry Plastics Corp.:
8.25%, 11/15/15		205	219,606
9.75%, 1/15/21 (b)		1,380	1,383,450
Graham Packaging Co. LP, 8.25%, 10/01/18		375	404,063
Graphic Packaging International, Inc.:
9.50%, 6/15/17		1,180	1,309,800
7.88%, 10/01/18		590	634,250
OI European Group BV, 6.88%, 3/31/17	EUR	233	334,793
Pregis Corp., 12.38%, 10/15/13	USD	835	841,263
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	735	1,075,125
7.75%, 11/15/19		700	1,033,588

			9,033,175

Diversified Consumer Services — 1.1%
Service Corp. International, 7.00%, 6/15/17	USD	4,425	4,712,625

Diversified Financial Services — 5.8%
Ally Financial, Inc.:
7.50%, 12/31/13		460	501,400
2.51%, 12/01/14 (i)		592	581,732
8.30%, 2/12/15		1,890	2,133,337
6.25%, 12/01/17 (b)		1,130	1,179,438
8.00%, 3/15/20		2,170	2,443,962
7.50%, 9/15/20 (b)		1,800	1,968,750
8.00%, 11/01/31		1,310	1,500,465
8.00%, 11/01/31		1,490	1,706,050
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		665	733,163
FCE Bank Plc, 7.13%, 1/15/13	EUR	1,300	1,890,369
Leucadia National Corp., 8.13%, 9/15/15	USD	1,780	1,958,000
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		1,945	2,071,425
Reynolds Group Issuer, Inc. (b):
7.75%, 10/15/16	EUR	550	804,515
7.13%, 4/15/19	USD	860	881,500
9.00%, 4/15/19		2,570	2,679,225
6.88%, 2/15/21		585	586,463
8.25%, 2/15/21		730	731,825

			24,351,619

Diversified Telecommunication Services — 4.1%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		1,530	1,524,262
Frontier Communications Corp.:
8.25%, 4/15/17		546	603,330
8.50%, 4/15/20		500	555,000
GCI, Inc., 8.63%, 11/15/19		1,700	1,870,000
ITC Deltacom, Inc., 10.50%, 4/01/16		530	581,675
Level 3 Communications, Inc., 6.50%, 10/01/16 (e)		410	585,275
Level 3 Financing, Inc.:
5.50%, 11/01/14		190	196,175
8.75%, 2/15/17		2,160	2,122,200

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Diversified Telecommunication Services (concluded)
Qwest Communications International, Inc.:
7.50%, 2/15/14	USD	2,990	$3,034,850
8.00%, 10/01/15		800	873,000
Series B, 7.50%, 2/15/14		2,285	2,319,275
Qwest Corp., 7.63%, 6/15/15		850	975,375
Windstream Corp.:
8.13%, 8/01/13		510	561,638
7.88%, 11/01/17		1,090	1,184,012

			16,986,067

Electronic Equipment, Instruments & Components — 0.7%
CDW LLC:
11.00%, 10/12/15		180	195,750
11.50%, 10/12/15 (c)		980	1,063,300
8.00%, 12/15/18 (b)		840	903,000
NXP BV, 3.05%, 10/15/13 (i)		770	766,150

			2,928,200

Energy Equipment & Services — 1.4%
Bayou Well Services, 0.16%, 12/22/13		950	950,000
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		365	374,125
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		1,455	1,505,925
7.75%, 5/15/17		365	385,988
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)		655	671,375
Frac Tech Services LLC, 7.13%, 11/15/18 (b)		925	957,375
Precision Drilling Corp., 6.63%, 11/15/20 (b)		170	175,525
Thermon Industries, Inc., 9.50%, 5/01/17		810	876,825

			5,897,138

Food & Staples Retailing — 0.7%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		855	846,450
BI-LO LLC, 9.25%, 2/15/19 (b)		495	514,800
Rite Aid Corp.:
9.75%, 6/12/16		615	692,644
7.50%, 3/01/17		925	930,781

			2,984,675

Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18		330	352,275
Blue Merger Sub, Inc., 7.63%, 2/15/19 (b)		1,560	1,575,600
Darling International, Inc., 8.50%, 12/15/18 (b)		360	388,350
Reddy Ice Corp., 11.25%, 3/15/15		650	682,500
Smithfield Foods, Inc., 10.00%, 7/15/14		102	120,360

			3,119,085

Health Care Equipment & Supplies — 1.4%
DJO Finance LLC, 10.88%, 11/15/14		3,630	3,979,388
Hologic, Inc., 2.86%, 12/15/37 (d)(e)		2,035	1,961,231

			5,940,619

Health Care Providers & Services — 5.6%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (b)		415	432,638
ConvaTec Healthcare E SA (b):
7.38%, 12/15/17	EUR	800	1,148,125
10.50%, 12/15/18	USD	710	757,925
DaVita, Inc., 6.38%, 11/01/18		590	598,112
Gentiva Health Services, Inc., 11.50%, 9/01/18		1,050	1,182,562
HCA, Inc.:
9.13%, 11/15/14		2,605	2,731,994
8.50%, 4/15/19		1,505	1,685,600
7.25%, 9/15/20		3,430	3,700,112

Corporate Bonds	Par (000)		Value

Health Care Providers & Services (concluded)
inVentiv Health, Inc., 10.00%, 8/15/18 (b)	USD	970	$996,675
Omnicare, Inc.:
6.13%, 6/01/13		266	266,998
6.88%, 12/15/15		685	707,262
7.75%, 6/01/20		930	992,775
Priory Group Ltd., 7.00%, 2/15/18	GBP	209	348,254
Tenet Healthcare Corp.:
9.00%, 5/01/15	USD	1,952	2,147,200
10.00%, 5/01/18		662	777,850
8.88%, 7/01/19		4,400	5,005,000

			23,479,082

Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)		3,550	4,162,375
MedAssets, Inc., 8.00%, 11/15/18 (b)		245	251,738

			4,414,113

Hotels, Restaurants & Leisure — 3.7%
Boyd Gaming Corp., 9.13%, 12/01/18 (b)		925	971,250
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18		5,580	5,245,200
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	79	113,377
CityCenter Holdings LLC, 7.63%, 1/15/16 (b)	USD	505	526,463
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		1,770	1,898,325
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	625	922,046
Harrah’s Operating Co., Inc., 11.25%, 6/01/17	USD	970	1,100,950
Inn of the Mountain Gods Resort & Casino (b):
1.25%, 11/30/20 (c)		1,653	859,560
8.75%, 11/30/20		735	698,250
Little Traverse Bay Bands, 9.00%, 8/31/20 (b)		548	452,100
MGM Resorts International:
10.38%, 5/15/14		395	442,400
11.13%, 11/15/17		1,220	1,406,050
Palace Entertainment Holding LLC, 8.88%, 4/15/17 (b)		180	183,600
Travelport LLC:
4.94%, 9/01/14 (i)		210	187,425
9.88%, 9/01/14		280	273,350
9.00%, 3/01/16		180	170,100
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(h)		475	48

			15,450,494

Household Durables — 4.0%
American Standard Americas, 10.75%, 1/15/16 (b)		600	637,500
Ashton Woods USA LLC, 21.57%, 6/30/15 (b)(d)		1,300	845,000
Beazer Homes USA, Inc.:
8.13%, 6/15/16		470	477,638
12.00%, 10/15/17		1,960	2,278,500
9.13%, 6/15/18		2,615	2,699,987
Jarden Corp., 7.50%, 1/15/20	EUR	447	643,057
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16	USD	2,560	2,774,400
Ryland Group, Inc., 6.63%, 5/01/20		1,000	980,000
Standard Pacific Corp.:
10.75%, 9/15/16		2,210	2,596,750
8.38%, 5/15/18		650	689,000
8.38%, 5/15/18 (b)		710	752,600
8.38%, 1/15/21 (b)		1,155	1,218,525

			16,592,957

IT Services — 1.8%
First Data Corp. (b):
8.88%, 8/15/20		1,890	2,069,550
8.25%, 1/15/21		2,626	2,612,870
12.63%, 1/15/21		1,070	1,120,825
SunGard Data Systems, Inc. (b):
7.38%, 11/15/18		700	722,750
7.63%, 11/15/20		880	908,600

			7,434,595

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	37

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Independent Power Producers & Energy Traders — 3.2%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)	USD	1,875	$2,034,375
Calpine Corp. (b):
7.50%, 2/15/21		700	715,750
7.88%, 1/15/23		950	976,125
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		4,955	5,159,899
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		253	264,095
NRG Energy, Inc., 7.63%, 1/15/18 (b)		4,060	4,227,475

			13,377,719

Industrial Conglomerates — 2.5%
Sequa Corp. (b):
11.75%, 12/01/15		3,550	3,851,750
13.50%, 12/01/15 (c)		5,797	6,419,931

			10,271,681

Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		2,500	2,643,750
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		508	541,020
USI Holdings Corp., 4.16%, 11/15/14 (b)(i)		1,000	965,000

			4,149,770

Machinery — 1.9%
AGY Holding Corp., 11.00%, 11/15/14		1,640	1,459,600
Navistar International Corp.:
3.00%, 10/15/14 (e)		2,720	3,801,200
8.25%, 11/01/21		880	974,600
Oshkosh Corp., 8.25%, 3/01/17		150	166,500
Titan International, Inc. (b):
5.63%, 1/15/17 (e)		360	937,800
7.88%, 10/01/17		685	732,950

			8,072,650

Marine — 0.7%
Horizon Lines, Inc., 4.25%, 8/15/12 (e)		3,130	2,903,075

Media — 12.8%
AMC Entertainment Holdings, Inc., 9.75%, 12/01/20 (b)		755	809,737
Affinion Group, Inc., 7.88%, 12/15/18 (b)		845	809,087
CCH II LLC, 13.50%, 11/30/16		539	652,903
CCO Holdings LLC:
7.88%, 4/30/18		700	747,250
8.13%, 4/30/20		700	755,125
CMP Susquehanna Corp., 3.44%, 5/15/14 (b)		236	166,361
CSC Holdings, Inc., 8.50%, 4/15/14		580	649,600
Catalina Marketing Corp., 10.50%, 10/01/15 (b)(c)		885	958,012
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (b)		2,175	2,256,562
Checkout Holding Corp., 10.98%, 11/15/15 (b)(f)		1,300	838,500
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)		380	407,550
Clear Channel Communications, Inc., 9.00%, 3/01/21 (b)		375	381,094
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		2,246	2,493,060
Series B, 9.25%, 12/15/17		8,250	9,178,125
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		988	987,796
Loan Close 3, 12.00%, 8/15/18		1,129	1,129,333
Shares Loan, 4.00%, 8/15/18		1,165	1,164,740
DISH DBS Corp., 7.00%, 10/01/13		140	150,500
Gray Television, Inc., 10.50%, 6/29/15		1,420	1,508,750
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (i)		510	457,725
9.50%, 5/15/15		620	609,150

Corporate Bonds	Par (000)		Value

Media (concluded)
Interactive Data Corp., 10.25%, 8/01/18 (b)	USD	1,525	$1,708,000
Liberty Global, Inc., 4.50%, 11/15/16 (e)		580	1,004,850
Liberty Media Corp., 3.13%, 3/30/23 (e)		1,616	1,991,720
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		1,235	1,272,050
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		810	870,750
Nielsen Finance LLC:
11.63%, 2/01/14		91	106,925
7.75%, 10/15/18 (b)		3,340	3,611,375
ProQuest LLC, 9.00%, 10/15/18 (b)		745	771,075
Rainbow National Services LLC (b):
8.75%, 9/01/12		650	652,438
10.38%, 9/01/14		2,432	2,532,320
Regal Entertainment Group, 9.13%, 8/15/18		585	625,950
UPC Germany GmbH (b):
8.13%, 12/01/17	EUR	662	983,189
8.13%, 12/01/17	USD	1,035	1,110,037
9.63%, 12/01/19	EUR	845	1,324,940
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	800	888,000
UPCB Finance II Ltd., 6.38%, 7/01/20	EUR	1,218	1,659,732
Unitymedia GmbH, 9.63%, 12/01/19		235	368,475
Univision Communications, Inc., 7.88%, 11/01/20 (b)	USD	685	734,662
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	877	1,536,183
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	583	862,843
Ziggo Finance BV, 6.13%, 11/15/17 (b)		1,185	1,672,043

			53,398,517

Metals & Mining — 4.2%
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	USD	850	907,375
7.38%, 2/15/16		335	346,725
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (b)		2,240	2,324,000
Foundation PA Coal Co., 7.25%, 8/01/14		2,925	2,983,500
Goldcorp, Inc., 2.00%, 8/01/14 (e)		890	1,120,287
New World Resources NV, 7.88%, 5/01/18	EUR	990	1,468,620
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (e)	USD	630	840,262
Novelis, Inc., 8.75%, 12/15/20 (b)		5,230	5,766,075
Ryerson, Inc.:
7.66%, 11/01/14 (i)		600	576,000
12.00%, 11/01/15		400	430,000
Steel Dynamics, Inc., 7.38%, 11/01/12		310	329,375
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		305	336,263

			17,428,482

Multiline Retail — 1.8%
Dollar General Corp., 11.88%, 7/15/17 (c)		6,421	7,424,281

Oil, Gas & Consumable Fuels — 7.4%
Arch Coal, Inc., 7.25%, 10/01/20		1,270	1,349,375
Berry Petroleum Co., 8.25%, 11/01/16		750	792,188
Bill Barrett Corp., 9.88%, 7/15/16		70	78,400
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (b)		340	361,250
Chaparral Energy, Inc., 8.25%, 9/01/21 (b)		375	381,563
Chesapeake Energy Corp.:
6.63%, 8/15/20		2,345	2,462,250
6.13%, 2/15/21		1,405	1,433,100
2.25%, 12/15/38 (e)		1,200	1,098,000
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		392	427,280
Concho Resources, Inc., 7.00%, 1/15/21		610	638,975
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		260	281,450
10.25%, 12/15/15		1,695	1,792,462

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Consol Energy, Inc., 8.25%, 4/01/20	USD	2,935	$3,235,837
Continental Resources, Inc., 7.13%, 4/01/21 (b)		545	580,425
Crosstex Energy LP, 8.88%, 2/15/18		265	292,163
Denbury Resources, Inc.:
8.25%, 2/15/20		1,025	1,140,312
6.38%, 8/15/21		520	525,200
Energy Transfer Equity LP, 7.50%, 10/15/20		195	211,331
Energy XXI Gulf Coast, Inc. (b):
9.25%, 12/15/17		630	677,250
7.75%, 6/15/19		785	792,850
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		1,150	1,213,250
Linn Energy LLC (b):
8.63%, 4/15/20		1,630	1,817,450
7.75%, 2/01/21		880	935,000
MarkWest Energy Partners LP, 6.75%, 11/01/20		385	394,625
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		2,775	3,024,750
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)		335	340,025
Peabody Energy Corp., 6.50%, 9/15/20		755	807,850
Petrohawk Energy Corp.:
10.50%, 8/01/14		555	638,250
7.88%, 6/01/15		695	736,700
Range Resources Corp., 8.00%, 5/15/19		600	660,750
SM Energy Co., 6.63%, 2/15/19 (b)		425	429,781
Teekay Corp., 8.50%, 1/15/20		970	1,043,963
United Refining Co., 10.50%, 2/28/18 (b)(g)		360	356,400

			30,950,455

Paper & Forest Products — 3.0%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(c)		1,728	1,754,061
Boise Paper Holdings LLC:
9.00%, 11/01/17		495	551,925
8.00%, 4/01/20		240	264,600
Clearwater Paper Corp.:
10.63%, 6/15/16		585	668,363
7.13%, 11/01/18 (b)		865	897,438
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		2,395	2,700,362
NewPage Corp., 11.38%, 12/31/14		4,050	4,039,875
Verso Paper Holdings LLC:
11.50%, 7/01/14		1,265	1,394,662
8.75%, 2/01/19 (b)		345	360,525

			12,631,811

Pharmaceuticals — 0.8%
Angiotech Pharmaceuticals, Inc., 4.06%, 12/01/13 (i)		1,365	1,146,600
Grifols, Inc., 8.25%, 2/01/18 (b)		195	200,363
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	784	876,328
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17	USD	560	579,600
7.00%, 10/01/20		715	739,131

			3,542,022

Professional Services — 0.3%
FTI Consulting, Inc., 6.75%, 10/01/20 (b)		1,370	1,370,000

Real Estate Investment Trusts (REITs) — 0.4%
Omega Healthcare Investors, Inc., 6.75%, 10/15/22 (b)		790	797,900
The Rouse Co. LP, 6.75%, 11/09/15		770	806,575

			1,604,475

Corporate Bonds	Par (000)		Value

Real Estate Management & Development — 1.9%
CB Richard Ellis Services, Inc., 6.63%, 10/15/20	USD	500	$515,625
Forest City Enterprises, Inc., 7.63%, 6/01/15		2,300	2,231,000
Realogy Corp. (b):
11.50%, 4/15/17		1,170	1,246,050
7.88%, 2/15/19		3,855	3,869,456

			7,862,131

Road & Rail — 2.1%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		760	849,300
8.25%, 1/15/19		1,150	1,220,437
Florida East Coast Railway Corp., 8.13%, 2/01/17 (b)		610	637,450
The Hertz Corp. (b):
7.50%, 10/15/18		960	1,016,400
6.75%, 4/15/19		660	673,200
7.38%, 1/15/21		730	762,850
Hertz Holdings Netherlands BV, 8.50%, 7/31/15 (b)	EUR	1,975	2,963,890
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	USD	540	560,250

			8,683,777

Semiconductors & Semiconductor Equipment — 0.3%
Linear Technology Corp., Series A, 3.00%, 5/01/27 (e)		655	713,131
Spansion LLC, 7.88%, 11/15/17 (b)		420	428,400

			1,141,531

Specialty Retail — 1.6%
Asbury Automotive Group, Inc., 8.38%, 11/15/20 (b)		490	514,500
Claire’s Escrow Corp., 8.88%, 3/15/19 (b)(g)		480	481,800
Hillman Group, Inc., 10.88%, 6/01/18		790	869,000
Limited Brands, Inc., 8.50%, 6/15/19		1,170	1,339,650
PETCO Animal Supplies, Inc., 9.25%, 12/01/18 (b)		675	729,000
Sonic Automotive, Inc., 9.00%, 3/15/18		550	588,500
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (b)		630	663,863
United Auto Group, Inc., 7.75%, 12/15/16		1,550	1,600,375

			6,786,688

Thrifts & Mortgage Finance — 0.2%
Radian Group, Inc., 3.00%, 11/15/17 (e)		740	699,300

Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)		632	655,700

Wireless Telecommunication Services — 4.5%
Clearwire Communications LLC (b):
12.00%, 12/01/15		730	795,700
12.00%, 12/01/17		1,670	1,803,600
Cricket Communications, Inc.:
10.00%, 7/15/15		1,120	1,234,800
7.75%, 5/15/16		1,140	1,205,550
Digicel Group Ltd. (b):
8.88%, 1/15/15		1,030	1,071,200
9.13%, 1/15/15 (c)		2,787	2,902,660
8.25%, 9/01/17		1,650	1,724,250
10.50%, 4/15/18		800	912,000
FiberTower Corp., 9.00%, 1/01/16 (c)		503	437,711
iPCS, Inc., 2.43%, 5/01/13 (i)		1,200	1,185,000
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (b)		500	513,750
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		770	813,313
6.63%, 11/15/20		1,140	1,110,075
NII Holdings, Inc., 3.13%, 6/15/12 (e)		550	547,250
Sprint Capital Corp., 6.88%, 11/15/28		2,290	2,063,862
Syniverse Holdings, Inc., 9.13%, 1/15/19 (b)		380	410,400

			18,731,121

Total Corporate Bonds — 102.9%			428,629,325

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	39

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (i)	Par (000)		Value

Building Products — 0.3%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/13/17	USD	1,175	$1,210,984

Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.31%, 12/15/14		755	613,494

Chemicals — 0.3%
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan (First Lien), 3.52% – 3.56%, 7/30/14		449	441,749
Styron Sarl, Term Loan B, 6.00%, 7/27/17		1,000	1,009,000

			1,450,749

Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16		770	790,694
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		875	882,499
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% – 10.75%, 8/24/16		1,496	1,510,584

			3,183,777

Construction & Engineering — 0.7%
Safway Services, LLC, Last Out Term Loan, 15.63%, 12/14/17		3,000	3,000,000

Consumer Finance — 1.5%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 7.25%, 4/21/15		6,000	6,053,400

Electric Utilities — 0.1%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17		209	211,321

Food Products — 0.3%
Advance Pierre Foods, Term Loan, 11.25%, 9/29/17		1,300	1,332,500

Health Care Providers & Services — 0.7%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		760	744,800
Tranche A Term Loan, 8.50%, 2/22/15		630	617,556
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 4.75%, 7/31/16		1,393	1,399,094

			2,761,450

Hotels, Restaurants & Leisure — 0.8%
Harrah’s Operating Co., Inc., Term Loan B-3, 3.30%, 1/28/15		625	580,295
Travelport LLC (FKA Travelport, Inc.), Loan, 8.31%, 3/27/12 (c)		3,095	2,761,909

			3,342,204

Household Durables — 0.7%
Visant Corp. (FKA Jostens), Term Loan B, 7.00%, 12/20/16		1,496	1,509,641
Visant Holding Corp. Term Loan, 4.31%, 12/22/16		1,500	1,500,000

			3,009,641

IT Services — 0.5%
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		254	240,882
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		608	576,064
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		1,119	1,059,193

			1,876,139

Floating Rate Loan Interests (i)	Par (000)		Value

Independent Power Producers & Energy Traders — 1.0%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.76% – 3.80%, 10/10/14	USD	321	$270,421
Initial Tranche B-2 Term Loan, 3.76% – 3.80%, 10/10/14		313	263,372
Initial Tranche B-3 Term Loan, 3.76% – 3.80%, 10/10/14		4,233	3,558,478

			4,092,271

Media — 4.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		2,438	2,448,469
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.01%, 6/12/14		1,371	1,301,692
Intelsat Jackson Holdings Ltd., Term Loan B, 5.25%, 3/07/18		10,750	10,822,229
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,150	2,285,719

			16,858,109

Metals & Mining — 0.1%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13		258	248,803
14.00%, 6/29/13		248	238,839

			487,642

Multiline Retail — 0.4%
Hema Holding BV, Mezzanine, 4.41% – 5.00%, 1/29/17 (c)	EUR	1,338	1,808,986

Oil, Gas & Consumable Fuels — 1.2%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/30/15	USD	3,453	3,539,449
Turbo Beta Ltd., Dollar Facility, 2.50% – 12.00%, 3/15/18 (c)		3,527	1,446,152

			4,985,601

Paper & Forest Products — 0.4%
Verso Paper Finance Holdings LLC, 7.30%, 2/01/13		2,020	1,818,170

Pharmaceuticals — 0.2%
Axcan Pharma, Inc., Term Loan, 0.50% – 5.50%, 2/03/17		1,000	1,002,500

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien), 6/28/11		350	345,187

Real Estate Management & Development — 0.3%
Realogy Corp.:
Term Loan B, 4.56% – 6.50%, 10/16/16		1,084	1,039,930
Term Loan C, 0.11% – 4.40%, 10/16/16		196	188,120

			1,228,050

Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 3.01% – 5.00%, 5/29/14		215	209,544
Michaels Stores, Inc., Term Loan B-1, 2.56% – 2.63%, 10/31/13		486	484,218

			693,762

Wireless Telecommunication Services — 0.7%
Vodafone Americas Finance 2, Inc., Initial Loan, 6.88%, 7/30/15		2,847	2,946,808

Total Floating Rate Loan Interests — 15.4%			64,312,745

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV) (Percentages shown are based on Net Assets)

Other Interests (j)	Beneficial Interest (000)		Value

Auto Components — 2.5%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests	USD	1	$10,484,987
Lear Corp. Escrow		790	21,725

			10,506,712

Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		970	10

Media — 0.0%
Adelphia Escrow		1,250	12
Adelphia Recovery Trust		1,568	157

			169

Total Other Interests — 2.5%			10,506,891

Preferred Stocks	Shares

Auto Components — 0.7%
Dana Holding Corp., 4.00% (b)(e)	18,800	3,085,550

Automobiles — 0.8%
General Motors Co., 4.75% (a)	68,700	3,495,456

Diversified Financial Services — 0.8%
Citigroup, Inc., 7.50% (e)	24,500	3,295,250

Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50% (e)	17,226	429,789

Media — 0.2%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)	55,038	1
TRA Global, Inc., 0.00% (a)	420,689	679,833

		679,834

Professional Services — 0.1%
Nielsen Holdings NV, 6.25% (a)(e)	6,584	363,355

Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)	13,326	247,197

Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 0.00% (a)	40,000	128,000
Freddie Mac, Series Z, 8.38% (a)	108,377	210,251

		338,251

Total Preferred Stocks — 2.9%		11,934,682

Warrants (k)

Containers & Packaging — 0.0%
MDP Acquisitions Plc (Expires 10/01/13)	1,100	70,991

Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	52,465	1

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)	819	8

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)	62,894	1
New Vision Holdings LLC (Expires 9/30/14)	4	40
New Vision Holdings LLC (Expires 9/30/14)	22	222

		263

Warrants (k)	Shares	Value

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)	2	—

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	491	$5
HMH Holdings/EduMedia (Expires 3/09/17)	20,878	—

		5

Total Warrants — 0.0%		71,268

Total Long-Term Investments (Cost — $512,793,951) — 129.4%		539,227,737

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (l)(m)	1,708,712	1,708,712

Total Short-Term Securities (Cost — $1,708,712) — 0.4%		1,708,712

Total Investments (Cost — $514,502,663*) — 129.8%		540,936,449

Liabilities in Excess of Other Assets — (29.8)%		(124,241,865)

Net Assets — 100.0%		$416,694,584

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$515,890,877

Gross unrealized appreciation	$42,092,541
Gross unrealized depreciation	(17,046,969)

Net unrealized appreciation	$25,045,572

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Banc of America NA	$198,413	$2,278
Credit Suisse International	$838,200	$11,002
Sterne Agee	$81,400	$934

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Variable rate security. Rate shown is as of report date.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	41

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

(l)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	2,725,924	(1,017,212)	1,708,712	$2,318

(m)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

158	E-mini S&P 500	Chicago Mercantile	March 2011	$10,036,115	$(440,075)

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Depreciation

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs International	12/20/11	$755	$(34,429)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	12/20/13	$1,475	(125,466)
Louisiana-Pacific Corp.	5.00%	JPMorgan Chase Bank NA	3/20/14	$1,000	(228,385)
Harrah’s Operating Co., Inc.	5.00%	Deutsche Bank AG	12/20/15	$1,900	(265,072)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$450	(8,158)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/16	$1,000	(3,843)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	$350	(69,478)

Total					$(734,831)

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

iStar Financial, Inc.	5.00%	Deutsche Bank AG	9/20/11	CCC–	$350	$37,448
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	3/20/12	B–	$175	15,688
Texas Competitive Electric Holdings Co. LLC	5.00%	Goldman Sachs International	9/20/12	D	$750	(75,717)
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	12/20/12	B–	$1,060	114,600
Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank NA	3/20/15	B+	$700	85,150
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	9/20/15	CC	$200	30,606
Assured Guaranty Ltd.	5.00%	Deutsche Bank AG	12/20/15	A+	$100	782
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	12/20/15	BB–	$450	13,845
M.D.C. Holdings, Inc.	1.00%	Deutsche Bank AG	12/20/15	BBB–	$510	4,893
M.D.C. Holdings, Inc.	1.00%	JPMorgan Chase Bank NA	12/20/15	BBB–	$510	2,764
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	12/20/15	CC	$1,125	63,108
ARAMARK Corp.	5.00%	Goldman Sachs International	3/20/16	B	$750	(1,360)
Chesapeake Energy Corp.	5.00%	Credit Suisse International	3/20/16	BB	$400	7,499
Chesapeake Energy Corp.	5.00%	Goldman Sachs International	3/20/16	BB	$400	4,449
Chesapeake Energy Corp.	5.00%	JPMorgan Chase Bank NA	3/20/16	BB	$400	7,499
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	3/20/16	CC	$225	946
General Motors Co.	5.00%	Deutsche Bank AG	3/20/21	BB–	$600	(1,503)

Total						$310,697

[1]	Using Standard and Poor’s rating.

[2]	The maximum potential amount the Trust may pay should a negative event take place as defined under the terms of agreement.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

•	Credit default swaps on traded indexes — sold protection outstanding as of February 28, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation

Dow Jones CDX North America High Yield Index Series 10	0.00%	Deutsche Bank AG	6/20/11	CCC	$1,066	$(8,217)
Dow Jones CDX North America High Yield Index Series 9	0.00%	Deutsche Bank AG	12/20/12	CCC	$822	(31,787)
Dow Jones CDX North America High Yield Index Series 15	5.00%	Credit Suisse International	12/20/15	B	$2,950	(9,424)

Total						$(49,428)

[1]	Using Standard and Poor’s rating of the underlying securities.

[2]	The maximum potential amount the Trust may pay should a negative event take place as defined under the terms of agreement.

•	Foreign currency exchange contracts as of February 28, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	587,989	CAD	583,000	Citibank NA	4/14/11	$(11,490)
USD	1,245,434	GBP	788,500	Citibank NA	4/14/11	(35,857)
USD	1,226,071	GBP	763,000	Deutsche Bank AG	4/14/11	(13,783)
USD	88,511	GBP	55,000	Royal Bank of Scotland Plc	4/14/11	(863)
USD	372,564	GBP	232,000	UBS AG	4/14/11	(4,430)
EUR	71,000	USD	97,839	Citibank NA	4/27/11	67
USD	19,897,306	EUR	14,539,500	Citibank NA	4/27/11	(152,089)
USD	767,085	EUR	568,000	Deutsche Bank AG	4/27/11	(16,164)
USD	2,615,558	EUR	1,910,000	Royal Bank of Scotland Plc	4/27/11	(18,257)

Total						$(252,866)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks	$22,010,893	$692,258	$1,069,675	$23,772,826
Corporate Bonds	—	420,263,251	8,366,074	428,629,325
Floating Rate Loan Interests	—	48,867,310	15,445,435	64,312,745
Other Interests	157	10,484,987	21,747	10,506,891
Preferred Stocks	7,677,943	3,576,905	679,834	11,934,682
Warrants	—	70,991	277	71,268
Short-Term Securities	1,708,712	—	—	1,708,712
Unfunded Loan Commitments	—	1,563	—	1,563
Liabilities:
Unfunded Loan Commitments	—	—	(38,321)	(38,321)

Total	$31,397,705	$483,957,265	$25,544,721	$540,899,691

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$389,277	—	$389,277
Foreign currency exchange contracts	—	67	—	67
Liabilities:
Credit contracts	—	(862,839)	—	(862,839)
Foreign currency exchange contracts	—	(252,933)	—	(252,933)
Interest rate contracts	$(440,075)	—	—	(440,075)

Total	$(440,075)	$(726,428)	—	$(1,166,503)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	43

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund V, Inc. (HYV)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants	Unfunded Loan Commitments (Liabilities)	Total

Assets/Liabilities:
Balance, as of August 31, 2010	$1,056,339	$7,015,576	$21,875,386	$16,367	$679,708	$49,708	$(70,023)	$30,623,061
Accrued discounts/premiums	—	436,843	734,165	—	—	—	—	1,171,008
Net realized gain (loss)	—	15,033	49,238	—	—	—	—	64,271
Net change in unrealized appreciation/depreciation[2]	13,336	(231,373)	6,129,124	5,380	126	21,554	31,702	5,969,849
Purchases	—	1,462,895	7,612,215	—	—	6	—	9,075,116
Sales	—	(166,539)	(14,590,337)	—	—	—	—	(14,756,876)
Transfers in3	—	—	1,446,152	—	—	—	—	1,446,152
Transfers out[3]	—	(166,361)	(7,810,508)	—	—	(70,991)	—	(8,047,860)

Balance as of February 28, 2011	$1,069,675	$8,366,074	$15,445,435	$21,747	$679,834	$277	$(38,321)	$25,544,721

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in the unrealized appreciation/depreciation on the securities still held on February 28, 2011 was $5,947,885.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components — 0.3%
Dana Holding Corp. (a)	76,490	$1,444,131

Capital Markets — 0.2%
E*Trade Financial Corp. (a)	46,400	741,472

Chemicals — 0.0%
Wellman Holdings, Inc. (a)	2,616	131

Commercial Banks — 0.1%
CIT Group, Inc. (a)	10,736	465,084

Communications Equipment — 0.6%
Loral Space & Communications Ltd. (a)	36,431	2,756,369

Construction Materials — 0.0%
Nortek, Inc. (a)	3,445	153,303

Diversified Financial Services — 0.3%
Bank of America Corp.	89,000	1,271,810

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	116,910	2,455

Food Products — 0.1%
Zhongpin, Inc. (a)	18,157	337,539

Health Care Equipment & Supplies — 0.1%
Zimmer Holdings, Inc. (a)	8,727	544,041

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)	1,816	7,718

Household Durables — 0.2%
Beazer Homes USA, Inc. (a)	68,300	317,595
Pulte Group, Inc. (a)	84,500	583,050

		900,645

Machinery — 0.1%
Navistar International Corp. (a)	5,338	330,849

Media — 1.0%
Charter Communications, Inc. (a)	85,376	3,907,660
Clear Channel Outdoor Holdings, Inc., Class A (a)	16,704	246,217

		4,153,877

Metals & Mining — 0.1%
African Minerals Ltd. (a)	50,501	444,554

Oil, Gas & Consumable Fuels — 0.8%
Alpha Natural Resources, Inc. (a)	19,000	1,030,180
Marathon Oil Corp.	44,400	2,202,240

		3,232,420

Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (a)	192,951	637,510
Ainsworth Lumber Co. Ltd. (a)(b)	221,591	732,136
Western Forest Products, Inc. (a)(b)	78,039	59,440

		1,429,086

Road & Rail — 0.3%
Dollar Thrifty Automotive Group, Inc. (a)	27,600	1,465,836

Semiconductors & Semiconductor
Equipment — 0.4%
Spansion, Inc., Class A (a)	73,658	1,551,974
SunPower Corp., Class B (a)	1,235	20,847

		1,572,821

Common Stocks	Shares	Value

Software — 0.2%
Bankruptcy Management Solutions, Inc. (a)	787	$2,754
HMH Holdings/EduMedia (a)	141,287	706,434

		709,188

Wireless Telecommunication Services — 0.7%
American Tower Corp., Class A (a)	17,859	963,672
Crown Castle International Corp. (a)	43,048	1,814,473
FiberTower Corp. (a)	127,570	423,532

		3,201,677

Total Common Stocks — 5.8%		25,165,006

Corporate Bonds	Par (000)

Aerospace & Defense — 0.3%
DynCorp International, Inc., 10.38%, 7/01/17 (b)	USD	440	473,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		730	823,075

			1,296,075

Airlines — 2.9%
Air Canada, 9.25%, 8/01/15 (b)		1,640	1,754,800
American Airlines, Inc.:
10.50%, 10/15/12		1,470	1,613,325
Series 2001-2, 7.86%, 4/01/13		510	526,575
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)		900	924,750
Series 1997-4-B, 6.90%, 7/02/18		1,132	1,148,600
Series 2001-1-C, 7.03%, 12/15/12		284	285,712
Series 2010-1-B, 6.00%, 7/12/20		700	698,250
Delta Air Lines, Inc.:
Series 2010-1-B, 6.38%, 7/02/17		900	895,500
Series B, 9.75%, 12/17/16		1,443	1,558,301
United Air Lines, Inc., 12.75%, 7/15/12		3,064	3,424,120

			12,829,933

Auto Components — 1.5%
Allison Transmission, Inc. (b):
11.00%, 11/01/15		360	391,500
11.25%, 11/01/15 (c)		284	309,560
Delphi International Holdings Unsecured, 12.00%, 10/06/14		69	76,049
Exide Technologies, 8.63%, 2/01/18 (b)		580	618,425
Icahn Enterprises LP, 8.00%, 1/15/18		5,060	5,237,100

			6,632,634

Beverages — 0.2%
Cott Beverages, Inc., 8.13%, 9/01/18		413	444,491
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	380	558,469

			1,002,960

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	763	768,649

Building Products — 1.2%
Associated Materials LLC, 9.13%, 11/01/17 (b)		760	821,750
Building Materials Corp. of America (b):
6.88%, 8/15/18		825	845,625
7.00%, 2/15/20		980	1,032,675
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		265	287,525
9.00%, 1/15/21 (b)		1,985	2,111,544

			5,099,119

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	45

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Capital Markets — 0.6%
American Capital Ltd., 7.96%, 12/31/13 (d)	USD	780	$798,775
E*Trade Financial Corp., 3.43%, 8/31/19 (b)(d)(e)		380	587,100
KKR Group Finance Co., 6.38%, 9/29/20 (b)		1,020	1,050,932

			2,436,807

Chemicals — 3.4%
American Pacific Corp., 9.00%, 2/01/15		1,400	1,375,500
Chemtura Corp., 7.88%, 9/01/18 (b)		825	880,687
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		260	289,250
Hexion U.S. Finance Corp.:
8.88%, 2/01/18		1,225	1,315,344
9.00%, 11/15/20 (b)		575	611,656
Huntsman International LLC (b):
6.88%, 11/15/13	EUR	440	620,843
8.63%, 3/15/21	USD	780	865,800
Ineos Finance Plc, 9.00%, 5/15/15 (b)		655	718,863
KRATON Polymers LLC, 6.75%, 3/01/19 (b)		195	198,900
MacDermid, Inc., 9.50%, 4/15/17 (b)		1,985	2,114,025
Nalco Co., 6.63%, 1/15/19 (b)		515	532,381
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)(f)		290	295,075
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		1,055	1,157,862
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)		230	236,038
Polymer Group, Inc., 7.75%, 2/01/19 (b)		228	237,405
PolyOne Corp., 7.38%, 9/15/20		335	355,100
Rhodia SA, 6.88%, 9/15/20 (b)		1,135	1,161,956
TPC Group LLC, 8.25%, 10/01/17 (b)		520	553,150
Wellman Holdings, Inc., Subordinate Note (e):
(Second Lien), 10.00%, 1/29/19		1,450	1,261,500
(Third Lien), 5.00%, 1/29/19 (c)		488	190,229

			14,971,564

Commercial Banks — 2.8%
CIT Group, Inc.:
7.00%, 5/01/16		2,995	3,021,206
7.00%, 5/01/17		9,275	9,344,563

			12,365,769

Commercial Services & Supplies — 1.7%
ACCO Brands Corp., 10.63%, 3/15/15		1,170	1,322,100
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (b)		276	283,590
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		815	876,125
Casella Waste Systems, Inc., 7.75%, 2/15/19 (b)		576	590,400
International Lease Finance Corp., 8.25%, 12/15/20		503	559,588
Mobile Mini, Inc., 7.88%, 12/01/20 (b)		360	383,400
RSC Equipment Rental, Inc. (b):
10.00%, 7/15/17		935	1,075,250
8.25%, 2/01/21		913	965,497
West Corp. (b):
8.63%, 10/01/18		1,170	1,240,200
7.88%, 1/15/19		305	313,006

			7,609,156

Communications Equipment — 0.2%
Avaya, Inc., 7.00%, 4/01/19 (b)		670	663,300

Computers & Peripherals — 0.3%
EMC Corp., 1.75%, 12/01/13 (c)		740	1,293,150

Construction Materials — 1.3%
Nortek, Inc.:
11.00%, 12/01/13		3,460	3,685,231
10.00%, 12/01/18 (b)		1,850	1,974,875

			5,660,106

Corporate Bonds	Par (000)		Value

Consumer Finance — 0.7%
Credit Acceptance Corp., 9.13%, 2/01/17	USD	1,080	$1,163,700
Ford Motor Credit Co. LLC:
3.05%, 1/13/12 (g)		340	343,465
7.80%, 6/01/12		300	319,933
6.63%, 8/15/17		1,140	1,212,479

			3,039,577

Containers & Packaging — 2.2%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (b)	EUR	680	968,868
Ball Corp., 6.75%, 9/15/20	USD	785	822,288
Berry Plastics Corp.:
8.25%, 11/15/15		215	230,319
9.75%, 1/15/21 (b)		1,435	1,438,587
Graham Packaging Co. LP, 8.25%, 10/01/18		390	420,225
Graphic Packaging International, Inc.:
9.50%, 6/15/17		1,245	1,381,950
7.88%, 10/01/18		620	666,500
OI European Group BV, 6.88%, 3/31/17	EUR	254	364,968
Pregis Corp., 12.38%, 10/15/13	USD	905	911,787
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	785	1,148,263
7.75%, 11/15/19		745	1,100,033

			9,453,788

Diversified Consumer Services — 1.2%
Service Corp. International, 7.00%, 6/15/17	USD	4,775	5,085,375

Diversified Financial Services — 6.0%
Ally Financial, Inc.:
7.50%, 12/31/13		700	763,000
2.51%, 12/01/14 (g)		635	623,986
8.30%, 2/12/15		1,930	2,178,487
6.25%, 12/01/17 (b)		1,230	1,283,813
8.00%, 3/15/20		2,360	2,657,950
7.50%, 9/15/20 (b)		1,900	2,078,125
8.00%, 11/01/31		1,570	1,797,650
8.00%, 11/01/31		1,370	1,569,188
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		695	766,238
FCE Bank Plc, 7.13%, 1/15/13	EUR	1,450	2,108,489
Leucadia National Corp., 8.13%, 9/15/15	USD	1,870	2,057,000
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		2,050	2,183,250
Reynolds Group Issuer, Inc. (b):
7.75%, 10/15/16	EUR	600	877,653
7.13%, 4/15/19	USD	910	932,750
9.00%, 4/15/19		2,685	2,799,112
6.88%, 2/15/21		610	611,525
8.25%, 2/15/21		760	761,900

			26,050,116

Diversified Telecommunication Services — 4.1%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		1,680	1,673,700
Frontier Communications Corp.:
8.25%, 4/15/17		598	660,790
8.50%, 4/15/20		500	555,000
GCI, Inc., 8.63%, 11/15/19		1,700	1,870,000
ITC Deltacom, Inc., 10.50%, 4/01/16		550	603,625
Level 3 Communications, Inc., 6.50%, 10/01/16 (d)		440	628,100
Level 3 Financing, Inc.:
5.50%, 11/01/14		200	206,500
8.75%, 2/15/17		2,240	2,200,800

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Diversified Telecommunication Services (concluded)
Qwest Communications International, Inc.:
7.50%, 2/15/14	USD	3,190	$3,237,850
8.00%, 10/01/15		900	982,125
Series B, 7.50%, 2/15/14		2,370	2,405,550
Qwest Corp., 7.63%, 6/15/15		875	1,004,062
Windstream Corp.:
8.13%, 8/01/13		703	774,179
7.88%, 11/01/17		1,017	1,104,716

			17,906,997

Electronic Equipment, Instruments & Components — 0.7%
CDW LLC:
11.00%, 10/12/15		190	206,625
11.50%, 10/12/15 (c)		1,030	1,117,550
8.00%, 12/15/18 (b)		880	946,000
NXP BV, 3.05%, 10/15/13 (f)		800	796,000

			3,066,175

Energy Equipment & Services — 1.4%
Bayou Well Services, 0.16%, 12/22/13		975	975,000
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		380	389,500
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		1,535	1,588,725
7.75%, 5/15/17		395	417,712
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)		685	702,125
Frac Tech Services LLC, 7.13%, 11/15/18 (b)		965	998,775
Precision Drilling Corp., 6.63%, 11/15/20 (b)		180	185,850
Thermon Industries, Inc., 9.50%, 5/01/17		850	920,125

			6,177,812

Food & Staples Retailing — 0.7%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		910	900,900
BI-LO LLC, 9.25%, 2/15/19 (b)		515	535,600
Rite Aid Corp.:
9.75%, 6/12/16		660	743,325
7.50%, 3/01/17		945	950,906

			3,130,731

Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18		340	362,950
Blue Merger Sub, Inc., 7.63%, 2/15/19 (b)		1,640	1,656,400
Darling International, Inc., 8.50%, 12/15/18 (b)		375	404,531
Reddy Ice Corp., 11.25%, 3/15/15		690	724,500
Smithfield Foods, Inc., 10.00%, 7/15/14		102	120,360

			3,268,741

Health Care Equipment & Supplies — 1.4%
DJO Finance LLC, 10.88%, 11/15/14		3,810	4,176,712
Hologic, Inc., 2.00%, 12/15/37 (e)(h)		2,150	2,072,063

			6,248,775

Health Care Providers & Services — 5.6%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (b)		430	448,275
ConvaTec Healthcare E SA (b):
7.38%, 12/15/17	EUR	800	1,148,125
10.50%, 12/15/18	USD	740	789,950
DaVita, Inc., 6.38%, 11/01/18		620	628,525
Gentiva Health Services, Inc., 11.50%, 9/01/18		1,095	1,233,244
HCA, Inc.:
9.13%, 11/15/14		2,745	2,878,819
8.50%, 4/15/19		1,550	1,736,000
7.25%, 9/15/20		3,605	3,888,894
inVentiv Health, Inc., 10.00%, 8/15/18 (b)		1,020	1,048,050

Corporate Bonds	Par (000)		Value

Health Care Providers & Services (concluded)
Omnicare, Inc.:
6.13%, 6/01/13	USD	276	$277,035
6.88%, 12/15/15		675	696,937
7.75%, 6/01/20		980	1,046,150
Priory Group Ltd., 7.00%, 2/15/18	GBP	220	366,583
Tenet Healthcare Corp.:
9.00%, 5/01/15	USD	2,935	3,228,500
10.00%, 5/01/18		1,050	1,233,750
8.88%, 7/01/19		3,360	3,822,000

			24,470,837

Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)		3,760	4,408,600
MedAssets, Inc., 8.00%, 11/15/18 (b)		255	262,013

			4,670,613

Hotels, Restaurants & Leisure — 3.7%
Boyd Gaming Corp., 9.13%, 12/01/18 (b)		970	1,018,500
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18		5,835	5,484,900
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	81	116,248
CityCenter Holdings LLC, 7.63%, 1/15/16 (b)	USD	530	552,525
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		1,860	1,994,850
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	656	967,780
Harrah’s Operating Co., Inc., 11.25%, 6/01/17	USD	980	1,112,300
Inn of the Mountain Gods Resort & Casino (b):
1.25%, 11/30/20 (c)		1,738	903,760
8.75%, 11/30/20		772	733,400
Little Traverse Bay Bands, 9.00%, 8/31/20 (b)		561	462,825
MGM Resorts International:
10.38%, 5/15/14		415	464,800
11.13%, 11/15/17		1,310	1,509,775
Palace Entertainment Holding LLC, 8.88%, 4/15/17 (b)		190	193,800
Travelport LLC:
4.94%, 9/01/14 (g)		195	174,037
9.88%, 9/01/14		285	278,231
9.00%, 3/01/16		190	179,550
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(i)		515	52

			16,147,333

Household Durables — 4.1%
American Standard Americas, 10.75%, 1/15/16 (b)		630	669,375
Ashton Woods USA LLC, 21.57%, 6/30/15 (b)(h)		1,360	884,000
Beazer Homes USA, Inc.:
8.13%, 6/15/16		495	503,044
12.00%, 10/15/17		2,080	2,418,000
9.13%, 6/15/18		3,240	3,345,300
Jarden Corp., 7.50%, 1/15/20	EUR	455	654,566
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16	USD	2,730	2,958,637
Ryland Group, Inc., 6.63%, 5/01/20		1,045	1,024,100
Standard Pacific Corp.:
10.75%, 9/15/16		2,355	2,767,125
8.38%, 5/15/18		680	720,800
8.38%, 5/15/18 (b)		745	789,700
8.38%, 1/15/21 (b)		1,210	1,276,550

			18,011,197

IT Services — 1.8%
First Data Corp. (b):
8.88%, 8/15/20		1,980	2,168,100
8.25%, 1/15/21		2,721	2,707,395
12.63%, 1/15/21		1,115	1,167,962
SunGard Data Systems, Inc. (b):
7.38%, 11/15/18		740	764,050
7.63%, 11/15/20		930	960,225

			7,767,732

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	47

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Independent Power Producers & Energy Traders — 3.2%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)	USD	2,010	$2,180,850
Calpine Corp. (b):
7.50%, 2/15/21		730	746,425
7.88%, 1/15/23		995	1,022,363
Energy Future Holdings Corp., 10.25%, 1/15/20 (b)		5,200	5,415,030
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		271	282,884
NRG Energy, Inc., 7.63%, 1/15/18 (b)		4,245	4,420,106

			14,067,658

Industrial Conglomerates — 2.5%
Sequa Corp. (b):
11.75%, 12/01/15		3,810	4,133,850
13.50%, 12/01/15 (c)		6,236	6,906,494

			11,040,344

Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		2,600	2,749,500
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		530	564,450
USI Holdings Corp., 4.16%, 11/15/14 (b)(g)		1,070	1,032,550

			4,346,500

Machinery — 1.7%
AGY Holding Corp., 11.00%, 11/15/14		1,650	1,468,500
Navistar International Corp.:
3.00%, 10/15/14 (d)		2,840	3,968,900
8.25%, 11/01/21		940	1,041,050
Oshkosh Corp., 8.25%, 3/01/17		160	177,600
Titan International, Inc., 7.88%, 10/01/17 (b)		720	770,400

			7,426,450

Marine — 0.7%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)		3,340	3,097,850

Media — 12.8%
AMC Entertainment Holdings, Inc., 9.75%, 12/01/20 (b)		795	852,637
Affinion Group, Inc., 7.88%, 12/15/18 (b)		885	847,388
CCH II LLC, 13.50%, 11/30/16		876	1,061,523
CCO Holdings LLC:
7.88%, 4/30/18		730	779,275
8.13%, 4/30/20		730	787,488
CMP Susquehanna Corp., 3.44%, 5/15/14		254	179,050
CSC Holdings, Inc., 8.50%, 4/15/14		550	616,000
Catalina Marketing Corp., 10.50%, 10/01/15 (b)(c)		935	1,012,137
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (b)		2,275	2,360,312
Checkout Holding Corp., 10.98%, 11/15/15 (b)		1,360	877,200
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)		400	429,000
Clear Channel Communications, Inc., 9.00%, 3/01/21 (b)		390	396,338
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		2,368	2,628,480
Series B, 9.25%, 12/15/17		8,711	9,690,987
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		1,019	1,018,664
Loan Close 3, 12.00%, 8/15/18		1,165	1,164,625
Shares Loan, 4.00%, 8/15/18		1,203	1,203,139
DISH DBS Corp., 7.00%, 10/01/13		150	161,250
Gray Television, Inc., 10.50%, 6/29/15		1,425	1,514,062
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (g)		550	493,625
9.50%, 5/15/15		660	648,450
Interactive Data Corp., 10.25%, 8/01/18 (b)		1,600	1,792,000
Liberty Global, Inc., 4.50%, 11/15/16 (d)		580	1,004,850

Corporate Bonds	Par (000)		Value

Media (concluded)
Liberty Media Corp., 3.13%, 3/30/23 (d)	USD	1,748	$2,154,410
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		1,280	1,318,400
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		845	908,375
Nielsen Finance LLC:
11.63%, 2/01/14		147	172,725
7.75%, 10/15/18 (b)		3,425	3,703,281
ProQuest LLC, 9.00%, 10/15/18 (b)		775	802,125
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		2,570	2,676,012
Regal Entertainment Group, 9.13%, 8/15/18		610	652,700
UPC Germany GmbH (b):
8.13%, 12/01/17		985	1,056,412
8.13%, 12/01/17	EUR	701	$1,041,111
9.63%, 12/01/19		900	1,411,179
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	800	888,000
UPCB Finance II Ltd., 6.38%, 7/01/20	EUR	1,273	1,734,679
Unitymedia GmbH, 9.63%, 12/01/19		244	382,586
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17		120	178,222
Univision Communications, Inc., 7.88%, 11/01/20 (b)	USD	715	766,838
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	910	1,593,987
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	610	902,803
Ziggo Finance BV, 6.13%, 11/15/17 (b)		1,240	1,749,648

			55,611,973

Metals & Mining — 4.3%
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	USD	905	966,088
7.38%, 2/15/16		360	372,600
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (b)		2,385	2,474,437
Foundation PA Coal Co., 7.25%, 8/01/14		3,250	3,315,000
Goldcorp, Inc., 2.00%, 8/01/14 (d)		930	1,170,637
New World Resources NV, 7.88%, 5/01/18	EUR	1,055	1,565,044
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (d)	USD	665	886,944
Novelis, Inc., 8.75%, 12/15/20 (b)		5,470	6,030,675
Ryerson, Inc.:
7.68%, 11/01/14 (g)		640	614,400
12.00%, 11/01/15		450	483,750
Steel Dynamics, Inc., 7.38%, 11/01/12		325	345,313
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		325	358,313

			18,583,201

Multiline Retail — 1.8%
Dollar General Corp., 11.88%, 7/15/17 (c)		6,753	7,808,156

Oil, Gas & Consumable Fuels — 7.5%
Arch Coal, Inc., 7.25%, 10/01/20		1,335	1,418,437
Berry Petroleum Co., 8.25%, 11/01/16		800	845,000
Bill Barrett Corp., 9.88%, 7/15/16		70	78,400
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (b)		355	377,188
Chaparral Energy, Inc., 8.25%, 9/01/21 (b)		390	396,825
Chesapeake Energy Corp.:
6.63%, 8/15/20		2,460	2,583,000
6.13%, 2/15/21		1,475	1,504,500
2.25%, 12/15/38 (d)		1,250	1,143,750
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		414	451,260

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Concho Resources, Inc., 7.00%, 1/15/21	USD	635	$665,163
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		280	303,100
10.25%, 12/15/15		1,755	1,855,912
Consol Energy, Inc., 8.25%, 4/01/20		3,095	3,412,237
Continental Resources, Inc., 7.13%, 4/01/21 (b)		575	612,375
Crosstex Energy LP, 8.88%, 2/15/18		280	308,700
Denbury Resources Inc.:
6.38%, 8/15/21		540	545,400
8.25%, 2/15/20		1,095	1,218,188
Energy Transfer Equity LP, 7.50%, 10/15/20		210	227,588
Energy XXI Gulf Coast, Inc. (b):
9.25%, 12/15/17		660	709,500
7.75%, 6/15/19		820	828,200
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		1,200	1,266,000
Linn Energy LLC (b):
8.63%, 4/15/20		1,715	1,912,225
7.75%, 2/01/21		920	977,500
MarkWest Energy Partners LP, 6.75%, 11/01/20		405	415,125
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		2,930	3,193,700
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)		355	360,325
Peabody Energy Corp., 6.50%, 9/15/20		805	861,350
Petrohawk Energy Corp.:
10.50%, 8/01/14		595	684,250
7.88%, 6/01/15		680	720,800
Range Resources Corp., 8.00%, 5/15/19		700	770,875
SM Energy Co., 6.63%, 2/15/19 (b)		445	450,006
Teekay Corp., 8.50%, 1/15/20		1,020	1,097,775
United Refining Co., 10.50%, 2/28/18 (b)(f)		375	371,250

			32,565,904

Paper & Forest Products — 3.1%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(c)		1,835	1,862,044
Boise Paper Holdings LLC:
9.00%, 11/01/17		525	585,375
8.00%, 4/01/20		240	264,600
Clearwater Paper Corp.:
10.63%, 6/15/16		625	714,063
7.13%, 11/01/18 (b)		885	918,188
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		2,570	2,897,675
NewPage Corp., 11.38%, 12/31/14		4,335	4,324,162
Verso Paper Holdings LLC:
11.50%, 7/01/14		1,335	1,471,837
8.75%, 2/01/19 (b)		360	376,200

			13,414,144

Pharmaceuticals — 0.9%
Angiotech Pharmaceuticals, Inc., 4.06%, 12/01/13 (g)		1,441	1,210,440
Grifols, Inc., 8.25%, 2/01/18 (b)		205	210,638
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	822	918,803
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17	USD	590	610,650
7.00%, 10/01/20		750	775,312

			3,725,843

Professional Services — 0.3%
FTI Consulting, Inc., 6.75%, 10/01/20 (b)		1,450	1,450,000

Real Estate Investment Trusts (REITs) — 0.4%
Omega Healthcare Investors, Inc., 6.75%, 10/15/22 (b)		830	838,300
The Rouse Co. LP, 6.75%, 11/09/15		805	843,238

			1,681,538

Corporate Bonds		Par (000)	Value

Real Estate Management & Development — 1.9%
CB Richard Ellis Services Inc., 6.63%, 10/15/20	USD	520	$536,250
Forest City Enterprises, Inc., 7.63%, 6/01/15		2,300	2,231,000
Realogy Corp. (b):
11.50%, 4/15/17		1,230	1,309,950
7.88%, 2/15/19		4,070	4,085,262

			8,162,462

Road & Rail — 2.1%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		800	894,000
8.25%, 1/15/19		1,205	1,278,806
Florida East Coast Railway Corp., 8.13%, 2/01/17 (b)		650	679,250
The Hertz Corp. (b):
7.50%, 10/15/18		1,005	1,064,044
6.75%, 4/15/19		695	708,900
7.38%, 1/15/21		765	799,425
Hertz Holdings Netherlands BV, 8.50%, 7/31/15 (b)	EUR	2,080	3,121,464
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	USD	550	570,625

			9,116,514

Semiconductors & Semiconductor Equipment — 0.1%
Spansion LLC, 7.88%, 11/15/17 (b)		430	438,600

Specialty Retail — 1.6%
Asbury Automotive Group, Inc., 8.38%, 11/15/20 (b)		515	540,750
Claire’s Escrow Corp., 8.88%, 3/15/19 (b)(f)		500	501,875
Hillman Group, Inc., 10.88%, 6/01/18		830	913,000
Limited Brands, Inc., 8.50%, 6/15/19		1,255	1,436,975
PETCO Animal Supplies, Inc., 9.25%, 12/01/18 (b)		705	761,400
Sonic Automotive, Inc., 9.00%, 3/15/18		580	620,600
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (b)		660	695,475
United Auto Group, Inc., 7.75%, 12/15/16		1,670	1,724,275

			7,194,350

Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)		665	689,938

Wireless Telecommunication Services — 4.4%
Clearwire Communications LLC (b):
12.00%, 12/01/15		750	817,500
12.00%, 12/01/17		1,760	1,900,800
Cricket Communications, Inc.:
10.00%, 7/15/15		1,155	1,273,387
7.75%, 5/15/16		1,080	1,142,100
Digicel Group Ltd. (b):
8.88%, 1/15/15		1,120	1,164,800
9.13%, 1/15/15		2,864	2,982,856
8.25%, 9/01/17		1,720	1,797,400
10.50%, 4/15/18		800	912,000
FiberTower Corp., 9.00%, 1/01/16 (c)		503	430,336
iPCS, Inc., 2.43%, 5/01/13 (g)		1,295	1,278,812
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (b)		525	539,438
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		810	855,563
6.63%, 11/15/20 (b)		1,190	1,158,763
NII Holdings, Inc., 3.13%, 6/15/12 (d)		570	567,150
Sprint Capital Corp., 6.88%, 11/15/28		2,370	2,135,962
Syniverse Holdings, Inc., 9.13%, 1/15/19 (b)		390	421,200

			19,378,067

Total Corporate Bonds — 102.5%			446,924,513

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	49

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (g)	Par (000)		Value

Building Products — 0.3%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/13/17	USD	1,200	$1,236,750

Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.31%, 12/15/14		755	613,494

Chemicals — 0.3%
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan (First Lien), 3.52% – 3.56%, 7/30/14		419	412,462
Styron Sarl, Term Loan B, 6.00%, 7/27/17		1,000	1,009,000

			1,421,462

Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16		845	867,709
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		975	983,357
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% – 10.75%, 8/24/16		1,596	1,611,290

			3,462,356

Construction & Engineering — 0.7%
Safway Services, LLC, Last Out Term Loan, 15.63%, 12/14/17		3,250	3,250,000

Consumer Finance — 1.5%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 7.25%, 4/21/15		6,500	6,557,850

Electric Utilities — 0.1%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17		233	235,226

Food Products — 0.3%
Advance Pierre Foods, Term Loan, 11.25%, 9/29/17		1,300	1,332,500

Health Care Providers & Services — 0.7%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		855	837,900
Tranche A Term Loan, 8.50%, 2/22/15		630	617,556
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16		1,393	1,399,094

			2,854,550

Hotels, Restaurants & Leisure — 0.8%
Harrah’s Operating Co., Inc., Term Loan B-3, 3.30%, 1/28/15		675	626,719
Travelport LLC (FKA Travelport, Inc.), Loan, 8.31%, 3/27/12 (c)		3,240	2,891,365

			3,518,084

Household Durables — 0.7%
Visant Corp. (FKA Jostens):
Term Loan, 5.25%, 12/22/16		1,500	1,500,000
Tranche B Term Loan, 7.00%, 12/20/16		1,596	1,610,284

			3,110,284

IT Services — 0.5%
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		254	240,882
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		642	607,816
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		1,162	1,099,950

			1,948,648

Floating Rate Loan Interests (g)	Par (000)		Value

Independent Power Producers & Energy Traders — 1.0%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.76% – 3.80%, 10/10/14	USD	340	$286,810
Initial Tranche B-2 Term Loan, 3.76% – 3.80%, 10/10/14		214	179,959
Initial Tranche B-3 Term Loan, 3.76% – 3.80%, 10/10/14		4,518	3,798,760

			4,265,529

Media — 4.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		2,681	2,693,316
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.01%, 6/12/14		1,444	1,371,497
Intelsat Jackson Holdings Ltd., Term Loan B, 5.25%, 3/07/18		11,300	11,375,925
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,450	2,604,656

			18,045,394

Metals & Mining — 0.1%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13		271	261,243
14.00%, 6/29/13		261	250,781

			512,024

Multiline Retail — 0.5%
Hema Holding BV, Mezzanine, 4.41% – 5.00%, 1/29/17 (c)	EUR	1,605	2,170,783

Oil, Gas & Consumable Fuels — 1.2%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/30/15	USD	3,621	3,711,485
Turbo Beta Ltd., Dollar Facility, 2.50% – 12.00%, 3/15/18 (c)		3,848	1,577,620

			5,289,105

Paper & Forest Products — 0.4%
Verso Paper Finance Holdings LLC, 6.55% – 7.30%, 2/01/13		2,089	1,880,289

Pharmaceuticals — 0.2%
Axcan Pharma, Inc., Term Loan, 5.50%, 2/03/17		1,000	1,002,500

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien), 1.76%, 6/28/11		350	345,187

Real Estate Management & Development — 0.3%
Realogy Corp.:
Term Loan B, 4.56% – 6.50%, 10/16/16		1,173	1,124,943
Term Loan C, 4.51%, 10/16/16		199	190,798

			1,315,741

Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 3.01% – 5.00%, 5/29/14		235	228,654
Michaels Stores, Inc., Term Loan B-1, 2.56% – 2.63%, 10/31/13		516	514,754

			743,408

Total Floating Rate Loan Interests — 14.9%			65,111,164

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)
(Percentages shown are based on Net Assets)

Other Interests (j)		Beneficial Interest (000)		Value

Auto Components — 2.2%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests	USD	—	(k)	$9,614,334

Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		950		10

Media — 0.0%
Adelphia Escrow		1,300		13
Adelphia Recovery Trust		1,630		163

				176

Total Other Interests — 2.2%				9,614,520

Preferred Stocks	Shares

Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)(b)(d)	3,000	492,375

Automobiles — 0.8%
General Motors Co., 4.75% (a)	71,550	3,640,464

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)	59,235	1

Professional Services — 0.1%
Nielsen Holdings NV, 6.25% (a)(d)	6,917	381,732

Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 0.00% (a)	40,000	128,000
Freddie Mac, Series Z, 8.38% (a)	110,157	213,704

		341,704

Total Preferred Stocks — 1.1%		4,856,276

Warrants (l)

Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	54,577	1

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)	802	8

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)	67,691	1
New Vision Holdings LLC (Expires 9/14/30)	4	40
New Vision Holdings LLC (Expires 9/14/30)	22	222

		263

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)	2	—

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	525	5
HMH Holdings/EduMedia (Expires 3/09/17)	22,578	—

		5

Total Warrants — 0.0%		277

Total Long-Term Investments (Cost — $526,146,168) — 126.5%		551,671,756

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (m)(n)	1,225,083	$1,225,083

Total Short-Term Securities (Cost — $1,225,083) — 0.3%		1,225,083

Total Investments (Cost — $527,371,251*) — 126.8%		552,896,839

Liabilities in Excess of Other Assets — (26.8)%		(116,864,147)

Net Assets — 100.0%		$436,032,692

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$528,710,124

Gross unrealized appreciation	$41,588,921
Gross unrealized depreciation	(17,402,206)

Net unrealized appreciation	$24,186,715

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Convertible security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Banc of America NA	$208,587	$3,587
Credit Suisse International	$873,125	$11,460
Sterne Agee	$86,488	$(212)

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	Amount is less than $1,000.

(l)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(m)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,808,758	(583,675)	1,225,083	$2,129

(n)	Represents the current yield as of report date.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	51

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

168	E-Mini S&P 500	Chicago Mercantile	March 2011	$10,668,127	$(471,113)

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs International	12/20/11	$805	$(36,709)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	12/20/13	$1,600	(136,099)
Louisiana-Pacific Corp.	5.00%	JPMorgan Chase Bank NA	3/20/14	$500	(114,192)
Harrah’s Operating Co., Inc.	5.00%	Deutsche Bank AG	12/20/15	$2,025	(282,511)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$470	(8,521)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/16	$1,050	(4,036)
iStar Financial, Inc.	5.00%	Deutsche Bank AG	12/20/16	$375	(74,441)

Total					$(656,509)

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2011 were as follows:

Issuer	Received Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

iStar Financial, Inc.	5.00%	Deutsche Bank AG	9/20/11	CCC–	$375	$40,123

MBIA Insurance Corp.	5.00%	Deutsche Bank AG	3/20/12	B–	$185	16,584

Texas Competitive Electric Holdings Co. LLC	5.00%	Goldman Sachs International	9/20/12	D	$775	(78,240)

MBIA Insurance Corp.	5.00%	Deutsche Bank AG	12/20/12	B–	$1,100	118,890

Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank NA	3/20/15	B+	$1,150	139,889

Realogy Corp.	5.00%	JPMorgan Chase Bank NA	9/20/15	CC	$200	30,606

Assured Guaranty Ltd.	5.00%	Deutsche Bank AG	12/20/15	A+	$105	822

D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	12/20/15	BB–	$475	14,614

M.D.C. Holdings, Inc.	1.00%	Deutsche Bank AG	12/20/15	BBB–	$535	5,133

M.D.C. Holdings, Inc.	1.00%	JPMorgan Chase Bank NA	12/20/15	BBB–	$535	2,900

Realogy Corp.	5.00%	JPMorgan Chase Bank NA	12/20/15	CC	$1,175	65,711

ARAMARK Corp.	5.00%	Goldman Sachs International	3/20/16	B	$750	(1,360)

Chesapeake Energy Corp.	5.00%	Credit Suisse International	3/20/16	BB	$425	7,968

Chesapeake Energy Corp.	5.00%	Goldman Sachs International	3/20/16	BB	$425	4,727

Chesapeake Energy Corp.	5.00%	JPMorgan Chase Bank NA	3/20/16	BB	$425	7,968

Realogy Corp.	5.00%	JPMorgan Chase Bank NA	3/20/16	CC	$225	946

General Motors Co.	5.00%	Deutsche Bank AG	3/20/21	BB–	$600	(1,503)

Total						$375,778

[1]	Using Standard & Poor’s rating.

[2]	The maximum potential amount the Trust may pay should a negative event take place as defined under the terms of agreement.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

•	Credit default swaps on traded indexes — sold protection outstanding as of February 28, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation

Dow Jones CDX North America High Yield Index Series 10	0.00%	Deutsche Bank AG	6/20/11	CCC	$1,119	$(8,622)

Dow Jones CDX North America High Yield Index Series 9	0.00%	Deutsche Bank AG	12/20/12	CCC	$822	(31,787)

Dow Jones CDX North America High Yield Index Series 15	5.00%	Credit Suisse International	12/20/15	B	$3,100	(9,903)

Total						$(50,312)

	[1]	Using Standard and Poor’s rating.

	[2]	The maximum potential amount the Trust may pay should a negative event take place as defined under the terms of agreement.

•	Foreign currency exchange contracts as of February 28, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	551,681	CAD	547,000	Citibank NA	4/14/11	$(10,781)
USD	1,345,739	GBP	852,500	Citibank NA	4/14/11	(39,551)
USD	1,290,350	GBP	803,000	Deutsche Bank AG	4/14/11	(14,503)
USD	87,706	GBP	54,500	Royal Bank of Scotland Plc	4/14/11	(855)
USD	403,014	GBP	251,000	UBS AG	4/14/11	(4,854)
EUR	75,000	USD	103,351	Citibank NA	4/27/11	71
USD	21,380,076	EUR	15,623,000	Citibank NA	4/27/11	(163,422)
USD	802,198	EUR	594,000	Deutsche Bank AG	4/27/11	(16,904)
USD	2,734,695	EUR	1,997,000	Royal Bank of Scotland Plc	4/27/11	(19,089)

Total						$(269,888)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$23,723,551	$734,890	$706,565	$25,165,006
Corporate Bonds	—	440,572,430	6,352,083	446,924,513
Floating Rate Loan Interests	—	51,903,814	13,207,350	65,111,164
Other Interests	163	9,614,334	23	9,614,520
Preferred Stocks	3,854,168	1,002,107	1	4,856,276
Warrants	—	—	277	277
Short-Term Securities	1,225,083	—	—	1,225,083
Unfunded Loan Commitments	—	4,056	—	4,056
Liabilities:
Unfunded loan commitments	—	—	(19,704)	(19,704)

Total	$28,802,965	$503,831,631	$20,246,595	$552,881,191

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$456,881	—	$456,881
Foreign currency exchange contracts	—	71	—	71
Liabilities:
Credit contracts	—	(787,924)	—	(787,924)
Foreign currency exchange contracts	—	(269,959)	—	(269,959)
Interest rate contracts	$(471,113)	—	—	(471,113)

Total	$(471,113)	$(600,931)	—	$(1,072,044)

[1]

Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	53

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants	Unfunded Loan Commitments (Liabilities)	Total

Assets/Liabilities:
Balance, as of August 31, 2010	$712,707	$4,851,224	$20,602,850	$6,747	$1	$271	$(36,123)	$26,137,677
Accrued discounts/premiums	—	218,405	174,322	—	—	—	—	392,727
Net realized gain (loss)	—	—	215,718	—	—	—	—	215,718
Net change in unrealized appreciation/depreciation[2]	83,133	11,795	1,066,366	(6,561)	—	(1)	16,419	1,171,151
Purchases	—	986,832	5,142,505	—	—	7	—	6,129,344
Sales	(89,275)	—	(11,187,604)	—	—	—	—	(11,276,879)
Transfers in3	—	462,877	1,577,620	(163)	—	—	—	2,040,334
Transfers out[3]	—	(179,050)	(4,384,427)	—	—	—	—	(4,563,477)

Balance as of February 28, 2011	$706,565	$6,352,083	$13,207,350	$23	$1	$277	$(19,704)	$20,246,595

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in the unrealized appreciation/depreciation on the securities still held on February 28, 2011 was $779,345.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares		Value

Construction Materials — 0.0%
Nortek, Inc.		960	$42,720

Containers & Packaging — 0.4%
Smurfit-Stone Container Corp.		14,168	544,618

Independent Power Producers & Energy Traders — 0.4%
NRG Energy, Inc.		25,000	499,750

Software — 0.2%
Bankruptcy Management Solutions, Inc.		251	877
HMH Holdings/EduMedia		39,515	197,575

			198,452

Wireless Telecommunication Services — 0.1%
FiberTower Corp.		38,271	127,060

Total Common Stocks — 1.1%			1,412,600

Corporate Bonds		Par (000)

Aerospace & Defense — 0.3%
DynCorp International, Inc., 10.38%, 7/01/17 (b)	USD	120	129,000
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		210	236,775

			365,775

Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15		334	333,958
Series 2, 12.38%, 10/08/15		337	337,167

			671,125

Airlines — 2.4%
Air Canada, 9.25%, 8/01/15 (b)		490	524,300
American Airlines, Inc., 10.50%, 10/15/12		440	482,900
American Airlines, Inc. Series 2001-2, 7.86%, 4/01/13		160	165,200
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)		270	277,425
Series 2010-1-B, 6.00%, 7/12/20		200	199,500
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		473	511,318
United Air Lines, Inc., 12.75%, 7/15/12		835	932,853

			3,093,496

Auto Components — 1.8%
Allison Transmission, Inc. (b):
11.00%, 11/01/15		100	108,750
11.25%, 11/01/15 (c)		83	90,470
Delphi International Holdings Unsecured, 12.00%, 10/06/14		4	4,264
Exide Technologies, 8.63%, 2/01/18 (b)		170	181,263
Icahn Enterprises LP, 8.00%, 1/15/18		1,510	1,562,850
Stanadyne Corp., Series 1, 10.00%, 8/15/14		335	346,725

			2,294,322

Beverages — 0.2%
Cott Beverages, Inc., 8.13%, 9/01/18		125	134,531
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	115	169,010

			303,541

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	225	226,477

Corporate Bonds	Par (000)		Value

Building Products — 1.2%
Associated Materials LLC, 9.13%, 11/01/17 (b)	USD	220	$237,875
Building Materials Corp. of America (b):
6.88%, 8/15/18		245	251,125
7.00%, 2/15/20		290	305,588
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		80	86,800
9.00%, 1/15/21 (b)		590	627,612

			1,509,000

Capital Markets — 0.8%
American Capital Ltd., 7.96%, 12/31/13		230	235,536
E*Trade Financial Corp., Series A, 0.17%, 8/31/19 (d)(e)		295	455,775
KKR Group Finance Co., 6.38%, 9/29/20 (b)		300	309,098

			1,000,409

Chemicals — 3.1%
American Pacific Corp., 9.00%, 2/01/15		400	393,000
Chemtura Corp., 7.88%, 9/01/18 (b)		245	261,537
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		75	83,438
Hexion U.S. Finance Corp.:
8.88%, 2/01/18		345	370,444
9.00%, 11/15/20 (b)		170	180,838
Huntsman International LLC (b):
6.88%, 11/15/13	EUR	130	183,430
8.63%, 3/15/21	USD	230	255,300
Ineos Finance Plc, 9.00%, 5/15/15 (b)		195	214,012
KRATON Polymers LLC, 6.75%, 3/01/19 (b)		55	56,100
MacDermid, Inc., 9.50%, 4/15/17 (b)		555	591,075
Nalco Co., 6.63%, 1/15/19 (b)		150	155,063
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)(f)		85	86,488
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		355	389,612
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)		65	66,706
Polymer Group, Inc., 7.75%, 2/01/19 (b)		65	67,681
PolyOne Corp., 7.38%, 9/15/20		100	106,000
Rhodia SA, 6.88%, 9/15/20 (b)		360	368,550
TPC Group LLC, 8.25%, 10/01/17 (b)		155	164,881

			3,994,155

Commercial Banks — 2.9%
CIT Group, Inc.:
7.00%, 5/01/16		1,088	1,097,939
7.00%, 5/01/17		2,571	2,590,063

			3,688,002

Commercial Services & Supplies — 1.8%
ACCO Brands Corp., 10.63%, 3/15/15		350	395,500
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (b)		200	205,500
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		140	150,500
Casella Waste Systems, Inc., 7.75%, 2/15/19 (b)		174	178,350
International Lease Finance Corp., 8.25%, 12/15/20		151	167,988
Mobile Mini, Inc., 7.88%, 12/01/20 (b)		105	111,825
RSC Equipment Rental, Inc. (b):
10.00%, 7/15/17		275	316,250
8.25%, 2/01/21		267	282,352
West Corp. (b):
8.63%, 10/01/18		345	365,700
7.88%, 1/15/19		95	97,494

			2,271,459

Communications Equipment — 0.2%
Avaya Inc., 7.00%, 4/01/19 (b)		200	198,000

Computers & Peripherals — 0.3%
EMC Corp., 1.75%, 12/01/13 (d)		240	419,400

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	55

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Construction Materials — 1.3%
Nortek, Inc.:
11.00%, 12/01/13	USD	964	$1,026,943
10.00%, 12/01/18 (b)		550	587,125

			1,614,068

Consumer Finance — 0.9%
Credit Acceptance Corp., 9.13%, 2/01/17		320	344,800
Ford Motor Credit Co. LLC:
3.05%, 1/13/12 (g)		145	146,478
7.80%, 6/01/12		300	319,933
6.63%, 8/15/17		360	382,888

			1,194,099

Containers & Packaging — 2.0%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (b)	EUR	285	406,067
Ball Corp., 6.75%, 9/15/20	USD	250	261,875
Berry Plastics Corp.:
8.25%, 11/15/15		65	69,631
9.75%, 1/15/21 (b)		430	431,075
Graham Packaging Co. LP, 8.25%, 10/01/18		115	123,913
Graphic Packaging International, Inc.:
9.50%, 6/15/17		355	394,050
7.88%, 10/01/18		185	198,875
OI European Group BV, 6.88%, 3/31/17	EUR	100	143,687
Pregis Corp., 12.38%, 10/15/13	USD	484	487,630

			2,516,803

Diversified Financial Services — 5.6%
Ally Financial, Inc.:
7.50%, 12/31/13		90	98,100
2.51%, 12/01/14 (g)		156	153,294
8.30%, 2/12/15		480	541,800
6.25%, 12/01/17 (b)		340	354,875
8.00%, 3/15/20		660	743,325
7.50%, 9/15/20 (b)		520	568,750
8.00%, 11/01/31		390	446,703
8.00%, 11/01/31		450	515,250
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		205	226,012
FCE Bank Plc, 7.13%, 1/15/13	EUR	450	654,355
Leucadia National Corp., 8.13%, 9/15/15	USD	540	594,000
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		595	633,675
Reynolds Group Issuer, Inc. (b):
7.13%, 4/15/19		270	276,750
9.00%, 4/15/19		870	906,975
6.88%, 2/15/21		180	180,450
8.25%, 2/15/21		225	225,563

			7,119,877

Diversified Telecommunication Services — 3.9%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		480	478,200
Frontier Communications Corp.:
8.25%, 4/15/17		196	216,580
8.50%, 4/15/20		180	199,800
GCI, Inc., 8.63%, 11/15/19		600	660,000
ITC Deltacom, Inc., 10.50%, 4/01/16		170	186,575
Level 3 Communications, Inc., 6.50%, 10/01/16 (d)		120	171,300
Level 3 Financing, Inc.:
9.25%, 11/01/14		60	61,950
8.75%, 2/15/17		660	648,450
Qwest Communications International, Inc.:
7.50%, 2/15/14		910	923,650
8.00%, 10/01/15		300	327,375
Series B, 7.50%, 2/15/14		540	548,100

Corporate Bonds	Par (000)		Value

Diversified Telecommunication Services (concluded)
Windstream Corp.:
8.13%, 8/01/13	USD	112	$123,340
8.63%, 8/01/16		205	216,788
7.88%, 11/01/17		253	274,821

			5,036,929

Electric Utilities — 0.5%
Elwood Energy LLC, 8.16%, 7/05/26		358	356,216
Salton Sea Funding Corp., Series E, 8.30%, 5/30/11		235	236,704

			592,920

Electronic Equipment, Instruments & Components — 0.7%
CDW LLC:
11.00%, 10/12/15		60	65,250
11.50%, 10/12/15 (c)		300	325,500
8.00%, 12/15/18 (b)		260	279,500
NXP BV, 3.05%, 10/15/13 (g)		225	223,875

			894,125

Energy Equipment & Services — 1.5%
Bayou Well Services, 0.16%, 12/22/13		300	300,000
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		115	117,875
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		485	501,975
7.75%, 5/15/17		170	179,775
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)		205	210,125
Frac Tech Services LLC, 7.13%, 11/15/18 (b)		285	294,975
Precision Drilling Corp., 6.63%, 11/15/20 (b)		55	56,788
Thermon Industries, Inc., 9.50%, 5/01/17		255	276,037

			1,937,550

Food & Staples Retailing — 0.5%
BI-LO LLC, 9.25%, 2/15/19 (b)		150	156,000
Rite Aid Corp.:
9.75%, 6/12/16		195	219,619
7.50%, 3/01/17		290	291,812

			667,431

Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18		100	106,750
Blue Merger Sub Inc., 7.63%, 2/15/19 (b)		480	484,800
Reddy Ice Corp., 11.25%, 3/15/15		210	220,500
Smithfield Foods, Inc., 10.00%, 7/15/14		33	38,940

			850,990

Health Care Equipment & Supplies — 1.5%
DJO Finance LLC, 10.88%, 11/15/14		1,135	1,244,243
Hologic, Inc., 2.00%, 12/15/37 (d)(h)		665	640,894

			1,885,137

Health Care Providers & Services — 5.7%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (b)		130	135,525
ConvaTec Healthcare E SA (b):
7.38%, 12/15/17	EUR	200	287,030
10.50%, 12/15/18	USD	220	234,850
DaVita, Inc., 6.38%, 11/01/18		180	182,475
Gentiva Health Services Inc., 11.50%, 9/01/18		325	366,031
HCA, Inc.:
9.13%, 11/15/14		620	650,225
8.50%, 4/15/19		465	520,800
7.25%, 9/15/20		1,295	1,396,981
inVentiv Health, Inc., 10.00%, 8/15/18 (b)		300	308,250

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Health Care Providers & Services (concluded)
Omnicare, Inc.:
6.13%, 6/01/13	USD	84	$84,315
6.88%, 12/15/15		200	206,500
7.75%, 6/01/20		290	309,575
Priory Group Ltd., 7.00%, 2/15/18	GBP	100	166,629
Tenet Healthcare Corp.:
9.00%, 5/01/15	USD	747	821,700
10.00%, 5/01/18		257	301,975
8.88%, 7/01/19		1,175	1,336,563

			7,309,424

Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)		1,125	1,319,062
MedAssets, Inc., 8.00%, 11/15/18 (b)		75	77,063

			1,396,125

Hotels, Restaurants & Leisure — 3.0%
Boyd Gaming Corp., 9.13%, 12/01/18 (b)		285	299,250
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18		1,710	1,607,400
CityCenter Holdings LLC, 7.63%, 1/15/16 (b)		155	161,587
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		550	589,875
Harrah’s Operating Co., Inc., 11.25%, 6/01/17		310	351,850
MGM Resorts International:
10.38%, 5/15/14		125	140,000
11.13%, 11/15/17		390	449,475
Palace Entertainment Holding LLC, 8.88%, 4/15/17 (b)		55	56,100
Travelport LLC:
4.94%, 9/01/14 (g)		75	66,938
9.88%, 9/01/14		90	87,862
9.00%, 3/01/16		60	56,700
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(i)		215	22

			3,867,059

Household Durables — 3.8%
American Standard Americas, 10.75%, 1/15/16 (b)		190	201,875
Ashton Woods USA LLC, 23.20%, 6/30/15 (b)(j)		400	260,000
Beazer Homes USA, Inc.:
8.13%, 6/15/16		145	147,356
12.00%, 10/15/17		720	837,000
9.13%, 6/15/18		915	944,737
Jarden Corp., 7.50%, 1/15/20	EUR	140	201,404
Ryland Group, Inc., 6.63%, 5/01/20	USD	315	308,700
Standard Pacific Corp.:
10.75%, 9/15/16		890	1,045,750
8.38%, 5/15/18 (b)		220	233,200
8.38%, 5/15/18		210	222,600
8.38%, 1/15/21 (b)		360	379,800

			4,782,422

IT Services — 1.8%
First Data Corp. (b):
8.25%, 1/15/21		806	801,970
12.63%, 1/15/21		383	401,192
iPayment, Inc., 9.75%, 5/15/14		335	332,069
iPayment Investors LP, 12.75%, 7/15/14 (b)(c)		292	271,964
SunGard Data Systems, Inc. (b):
7.38%, 11/15/18		220	227,150
7.63%, 11/15/20		280	289,100

			2,323,445

Corporate Bonds	Par (000)		Value

Independent Power Producers & Energy Traders — 4.2%
AES Red Oak LLC, Series B, 9.20%, 11/30/29	USD	1,250	$1,231,250
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		600	651,000
Calpine Corp. (b):
7.50%, 2/15/21		215	219,838
7.88%, 1/15/23		290	297,975
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		1,460	1,520,374
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		81	84,552
NRG Energy, Inc., 7.63%, 1/15/18 (b)		1,245	1,296,356

			5,301,345

Industrial Conglomerates — 2.4%
Sequa Corp. (b):
11.75%, 12/01/15		1,060	1,150,100
13.50%, 12/01/15 (c)		1,770	1,959,767

			3,109,867

Insurance — 1.0%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		800	846,000
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		159	169,335
USI Holdings Corp., 4.16%, 11/15/14 (b)(g)		310	299,150

			1,314,485

Machinery — 2.0%
AGY Holding Corp., 11.00%, 11/15/14		700	623,000
Navistar International Corp.:
3.00%, 10/15/14 (d)		760	1,062,100
8.25%, 11/01/21		310	343,325
Oshkosh Corp., 8.25%, 3/01/17		50	55,500
Titan International, Inc. (b):
5.63%, 1/15/17 (d)		110	286,550
7.88%, 10/01/17		190	203,300

			2,573,775

Marine — 0.5%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)		700	649,250

Media — 13.3%
Affinion Group, Inc., 7.88%, 12/15/18 (b)		260	248,950
CCH II LLC, 13.50%, 11/30/16		457	553,714
CCO Holdings LLC:
7.88%, 4/30/18		220	234,850
8.13%, 4/30/20		220	237,325
CMP Susquehanna Corp., 3.44%, 5/15/14		69	48,639
CSC Holdings, Inc., 8.50%, 4/15/14		180	201,600
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (b)		665	689,937
Checkout Holding Corp., 10.97%, 11/15/15 (b)(e)		405	261,225
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)		120	128,700
Clear Channel Communications Inc., 9.00%, 3/01/21 (b)		115	116,869
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		701	778,110
Series B, 9.25%, 12/15/17		2,596	2,888,050
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18		309	308,686
Loan Close 3, 12.00%, 8/15/18		353	352,917
Shares Loan, 4.00%, 8/15/18		364	363,981
DISH DBS Corp., 7.00%, 10/01/13		192	206,400
Gray Television, Inc., 10.50%, 6/29/15		445	472,813
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (g)		160	143,600
9.50%, 5/15/15		190	186,675
Interactive Data Corp., 10.25%, 8/01/18 (b)		480	537,600
Liberty Global, Inc., 4.50%, 11/15/16 (d)		180	311,850
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		365	375,950

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	57

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Media (concluded)
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	USD	290	$311,750
Nielsen Finance LLC:
11.63%, 2/01/14		72	84,600
7.75%, 10/15/18 (b)		970	1,048,812
ProQuest LLC, 9.00%, 10/15/18 (b)		230	238,050
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(d)(i)		1,427	14,274
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		1,813	1,887,786
Regal Entertainment Group, 9.13%, 8/15/18		180	192,600
Unitymedia GmbH, 9.63%, 12/01/19	EUR	100	156,797
Univision Communications, Inc., 7.88%, 11/01/20 (b)	USD	215	230,588
UPC Germany GmbH (b):
8.13%, 12/01/17		425	455,813
8.13%, 12/01/17	EUR	175	259,905
9.63%, 12/01/19		245	384,152
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	300	333,000
UPCB Finance II Ltd., 6.38%, 7/01/20	EUR	371	505,548
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	200	350,327
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	175	258,999
Ziggo Finance BV, 6.13%, 11/15/17 (b)		370	522,070

			16,883,512

Metals & Mining — 3.2%
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	USD	290	309,575
7.38%, 2/15/16		105	108,675
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (b)		735	762,562
Goldcorp, Inc., 2.00%, 8/01/14 (d)		250	314,688
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (d)		200	266,750
Novelis, Inc., 8.75%, 12/15/20 (b)		1,625	1,791,562
Ryerson, Inc.:
7.68%, 11/01/14 (g)		180	172,800
12.00%, 11/01/15		100	107,500
Steel Dynamics, Inc., 7.38%, 11/01/12		175	185,938

			4,020,050

Multiline Retail — 1.8%
Dollar General Corp., 11.88%, 7/15/17 (c)		2,020	2,335,625

Oil, Gas & Consumable Fuels — 8.0%
Alpha Natural Resources Inc., 2.38%, 4/15/15 (d)		110	143,687
Arch Coal, Inc., 7.25%, 10/01/20		400	425,000
Berry Petroleum Co., 8.25%, 11/01/16		275	290,469
Bill Barrett Corp., 9.88%, 7/15/16		20	22,400
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (b)		105	111,563
Chaparral Energy Inc., 8.25%, 9/01/21 (b)		115	117,012
Chesapeake Energy Corp.:
6.50%, 8/15/17		235	252,037
6.63%, 8/15/20		730	766,500
6.13%, 2/15/21		430	438,600
2.25%, 12/15/38 (d)		375	343,125
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		122	132,980
Concho Resources Inc., 7.00%, 1/15/21		190	199,025
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		85	92,013
10.25%, 12/15/15		520	549,900
Consol Energy, Inc., 8.25%, 4/01/20		920	1,014,300
Continental Resources, Inc., 7.13%, 4/01/21 (b)		170	181,050
Crosstex Energy LP, 8.88%, 2/15/18		85	93,713
Denbury Resources Inc.:
8.25%, 2/15/20		348	387,150
6.38%, 8/15/21		160	161,600
Energy Transfer Equity LP, 7.50%, 10/15/20		65	70,444

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Energy XXI Gulf Coast, Inc. (b):
9.25%, 12/15/17	USD	195	$209,625
7.75%, 6/15/19		240	242,400
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		360	379,800
Linn Energy LLC (b):
8.63%, 4/15/20		515	574,225
7.75%, 2/01/21		275	292,187
MarkWest Energy Partners LP, 6.75%, 11/01/20		120	123,000
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		875	953,750
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)		105	106,575
Peabody Energy Corp., 6.50%, 9/15/20		250	267,500
Petrohawk Energy Corp.:
10.50%, 8/01/14		180	207,000
7.88%, 6/01/15		210	222,600
Range Resources Corp., 8.00%, 5/15/19		200	220,250
SM Energy Co., 6.63%, 2/15/19 (b)		135	136,519
Teekay Corp., 8.50%, 1/15/20		300	322,875
United Refining Co., 10.50%, 2/28/18 (b)(f)		120	118,800

			10,169,674

Paper & Forest Products — 2.8%
Boise Paper Holdings LLC:
9.00%, 11/01/17		155	172,825
8.00%, 4/01/20		70	77,175
Catalyst Paper Corp., 7.38%, 3/01/14		175	151,375
Clearwater Paper Corp.:
10.63%, 6/15/16		185	211,363
7.13%, 11/01/18 (b)		270	280,125
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		755	851,262
NewPage Corp., 11.38%, 12/31/14		1,280	1,276,800
Verso Paper Holdings LLC:
11.50%, 7/01/14		405	446,512
8.75%, 2/01/19 (b)		105	109,725

			3,577,162

Pharmaceuticals — 0.9%
Angiotech Pharmaceuticals, Inc., 4.06%, 12/01/13 (g)		420	352,800
Grifols, Inc., 8.25%, 2/01/18 (b)		60	61,650
Novasep Holding SAS, 9.75%, 12/15/16 (b)		373	296,535
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17		175	181,125
7.00%, 10/01/20		225	232,594

			1,124,704

Professional Services — 0.6%
FTI Consulting, Inc.:
7.75%, 10/01/16		275	288,406
6.75%, 10/01/20 (b)		425	425,000

			713,406

Real Estate Investment Trusts (REITs) — 0.4%
Omega Healthcare Investors, Inc., 6.75%, 10/15/22 (b)		245	247,450
The Rouse Co. LP, 6.75%, 11/09/15		240	251,400

			498,850

Real Estate Management & Development — 1.3%
CB Richard Ellis Services Inc,, 6.63%, 10/15/20		160	165,000
Realogy Corp. (b):
11.50%, 4/15/17		355	378,075
7.88%, 2/15/19		1,165	1,169,369

			1,712,444

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Road & Rail — 1.5%
Avis Budget Car Rental LLC:
9.63%, 3/15/18	USD	240	$268,200
8.25%, 1/15/19		355	376,744
Florida East Coast Railway Corp., 8.13%, 2/01/17 (b)		200	209,000
The Hertz Corp. (b):
7.50%, 10/15/18		420	444,675
6.75%, 4/15/19		195	198,900
7.38%, 1/15/21		225	235,125
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)		170	176,375

			1,909,019

Semiconductors & Semiconductor Equipment — 0.3%
Linear Technology Corp., Series A, 3.00%, 5/01/27 (d)		200	217,750
Spansion LLC, 7.88%, 11/15/17 (b)		130	132,600

			350,350

Specialty Retail — 1.5%
Asbury Automotive Group, Inc., 8.38%, 11/15/20 (b)		155	162,750
Claire’s Escrow Corp., 8.88%, 3/15/19 (b)(f)		150	150,563
Hillman Group, Inc., 10.88%, 6/01/18		250	275,000
Limited Brands, Inc., 8.50%, 6/15/19		70	80,150
PETCO Animal Supplies, Inc., 9.25%, 12/01/18 (b)		210	226,800
Sonic Automotive, Inc., 9.00%, 3/15/18		175	187,250
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (b)		200	210,750
United Auto Group, Inc., 7.75%, 12/15/16		655	676,287

			1,969,550

Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)		198	205,425

Wireless Telecommunication Services — 4.5%
Clearwire Communications LLC (b):
12.00%, 12/01/15		110	119,900
12.00%, 12/01/17		270	291,600
Cricket Communications, Inc.:
10.00%, 7/15/15		325	358,312
7.75%, 5/15/16		320	338,400
Digicel Group Ltd. (b):
8.88%, 1/15/15		370	384,800
9.13%, 1/15/15		1,220	1,270,630
8.25%, 9/01/17		565	590,425
10.50%, 4/15/18		200	228,000
FiberTower Corp., 9.00%, 1/01/16 (c)		151	129,095
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (b)		155	159,263
iPCS, Inc., 2.43%, 5/01/13 (g)		330	325,875
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		240	253,500
6.63%, 11/15/20		350	340,813
NII Holdings, Inc., 3.13%, 6/15/12 (d)		170	169,150
Sprint Capital Corp., 6.88%, 11/15/28		650	585,812
Syniverse Holdings, Inc., 9.13%, 1/15/19 (b)		120	129,600

			5,675,175

Total Corporate Bonds — 100.6%			128,117,233

Floating Rate Loan Interests (g)		Par (000)	Value

Building Products — 0.3%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/13/17	USD	300	$309,187

Chemicals — 0.2%
Styron Sarl, Term Loan, 7.50%, 6/17/16		300	302,700

Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16		240	246,450
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		325	327,786
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50%, 8/24/16		449	453,175

			1,027,411

Consumer Finance — 1.6%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		2,000	2,017,800

Electric Utilities — 0.0%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17		45	45,440

Food Products — 0.3%
Advance Pierre Foods, Term Loan, 11.25%, 9/29/17		400	410,000

Health Care Providers & Services — 0.7%
Harden Healthcare, Inc.:
Add-on Term Loan, 7.75%, 3/02/15		285	279,300
Tranche A Term Loan, 8.50%, 2/22/15		203	198,500
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 4.75%, 7/31/16		398	399,741

			877,541

Hotels, Restaurants & Leisure — 0.8%
Harrah’s Operating Co., Inc., Term Loan B-3, 3.30%, 1/28/15		200	185,694
Travelport LLC (FKA Travelport, Inc.), Loan, 8.31%, 3/27/12 (c)		946	843,969

			1,029,663

Household Durables — 0.7%
Visant Corp. (FKA Jostens), Term Loan B, 7.00%, 12/20/16		499	503,214
Visant Holding Corp. 5.25%, 12/22/16		440	440,000

			943,214

IT Services — 0.5%
First Data Corp.:
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		192	181,437
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		421	398,279

			579,716

Independent Power Producers & Energy Traders — 1.0%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-3 Term Loan, 3.76%, 10/10/14		1,451	1,220,138
Term Loan B2, 3.76%, 10/10/14		89	74,939

			1,295,077

Media — 4.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		731	734,540
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.01%, 6/12/14		428	406,529
Intelsat Jackson Holdings Ltd., Term Loan B, 5.25%, 3/07/18		3,300	3,322,173
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		750	797,344

			5,260,586

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	59

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (g)		Par (000)		Value

Metals & Mining — 0.1%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13	USD	78		$74,641
14.00%, 6/29/13		74		71,652

				146,293

Multiline Retail — 0.1%
The Neiman Marcus Group, Inc., Term Loan, 2.29%, 4/06/13		117		117,364

Oil, Gas & Consumable Fuels — 1.2%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/30/15		1,078		1,104,550
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18 (c)		1,069		438,228

				1,542,778

Paper & Forest Products — 0.4%
Verso Paper Finance Holdings LLC, PIK Loan, 7.30%, 2/01/13		499		449,167

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien), 6/28/11		100		98,625

Real Estate Management & Development — 0.3%
Realogy Corp.:
Synthetic Letter of Credit, 4.51%, 10/10/13		24		22,654
Term Loan B, 4.56%, 10/16/16		351		336,734
Term Loan C, 4.51%, 10/16/16		42		39,905

				399,293

Specialty Retail — 0.2%
Claire’s Stores, Inc., Term Loan B, 3.01%, 5/29/14		73		71,496
Michaels Stores, Inc., Term Loan B-1, 2.56%, 10/31/13		153		152,681

				224,177

Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Initial Loan, 6.88%, 7/30/15		776		803,675

Total Floating Rate Loan Interests — 14.0%				17,879,707

Other Interests (a)(l)		Beneficial Interest (000)

Auto Components — 0.4%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests		—	(k)	560,224

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		5		477

Total Other Interests — 0.4%				560,701

Preferred Stocks		Shares		Value

Automobiles — 0.8%
General Motors Co., 4.75% (d)		20,600		$1,048,128

Media — 0.1%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(g)		16,138		—
Emmis Communications Corp., Series A, 6.25% (a)(d)		10,300		180,250

				180,250

Professional Services — 0.1%
Nielsen Holdings NV, 6.25% (a)(d)		2,000		110,375

Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)(d)		4,171		77,372

Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O (a)		10,000		32,000
Freddie Mac, Series Z (a)		31,930		61,944

				93,944

Total Preferred Stocks — 1.2%				1,510,069

Warrants (m)

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)		18,441		—

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		167		2
HMH Holdings/EduMedia (Expires 3/09/17)		3,476		—

				2

Total Warrants — 0.0%				2

Total Long-Term Investments (Cost — $142,423,935) — 117.3%				149,480,312

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (n)(o)		1,388,372		1,388,372

Total Short-Term Securities (Cost — $1,388,372) — 1.1%				1,388,372

Total Investments (Cost — $143,812,307*) — 118.4%				150,868,684
Liabilities in Excess of Other Assets — (18.4)%				(23,501,463)

Net Assets — 100.0%				$127,367,221

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock High Income Shares (HIS)

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

	Aggregate cost	$143,425,515

	Gross unrealized appreciation	$10,223,896
	Gross unrealized depreciation	(2,780,727)

	Net unrealized appreciation	$7,443,169

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Convertible security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America NA	$61,050	$1,050
Credit Suisse International	$269,363	$3,630
Sterne Agee	$25,438	$(62)

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	Amount is less than $1,000.

(l)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(m)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Represents the current yield as of report date.

(o)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	2,032,818	(644,446)	1,388,372	$1,748

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

30	S&P E-Mini Mercantile	Chicago	March 2011	$1,902,242	$(86,908)

•	Foreign currency exchange contracts as of February 28, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

USD	85,369	GBP	53,000	Citibank NA	4/14/11	$(758)
USD	417,526	GBP	260,000	Deutsche Bank AG	4/14/11	(4,984)
USD	3,462,305	EUR	2,530,000	Citibank NA	4/27/11	(26,545)
USD	638,157	EUR	466,000	Royal Bank of Scotland	4/27/11	(4,453)

Total						$(36,740)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	61

Schedule of Investments (concluded)	BlackRock High Income Shares (HIS)

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks	$1,214,148	$877	$197,575	$1,412,600
Corporate Bonds	—	126,101,964	2,015,269	128,117,233
Floating Rate Loan Interests	—	14,196,287	3,683,420	17,879,707
Other Interests	—	560,224	477	560,701
Preferred Stocks	1,367,694	142,375	—	1,510,069
Warrants	—	—	2	2
Short-Term Securities	1,388,372	—	—	1,388,372
Liabilities:
Unfunded Loan Commitments	—	—	(1,105)	(1,105)

Total	$3,970,214	$141,001,727	$5,895,638	$150,867,579

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Foreign currency exchange contracts	—	$(36,740)	—	$(36,740)
Interest rate contracts	$(86,908)	—	—	(86,908)

Total	$(86,908)	$(36,740)	—	$(123,648)

[1]

Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants	Unfunded Loan Commitments	Total

Assets/Liabilities:
Balance, as of August 31, 2010	$283,463	$3,070,692	$5,191,058	$953	$417,114	—	$(2,026)	$8,961,254
Accrued discounts/premiums	—	106,362	219,167	—	—	—	—	325,529
Net realized gain (loss)	(2,246,360)	—	104,121	—	831,079	—	—	(1,311,160)
Net change in unrealized appreciation/depreciation[2]	2,395,668	(1,384,292)	362,698	(476)	(84,683)	—	921	1,289,836
Purchases	—	300,000	1,856,218	—	—	$2	—	2,156,220
Sales	(235,196)	(28,875)	(4,010,045)	—	(1,163,510)	—	—	(5,437,626)
Transfers in3	—	—	438,228	—	—	—	—	438,228
Transfers out[3]	—	(48,618)	(478,025)	—	—	—	—	(526,643)

Balance, as of February 28, 2011	$197,575	$2,015,269	$3,683,420	$477	—	$2	$(1,105)	$5,895,638

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at February 28, 2011 was $(1,000,072).

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares	Value

Capital Markets — 0.2%
E*Trade Financial Corp.	4,900	$78,302

Commercial Banks — 0.1%
CIT Group, Inc.	600	25,992

Construction Materials — 0.0%
Nortek, Inc.	375	16,687

Machinery — 0.1%
Navistar International Corp.	474	29,379

Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd.	2,234	7,381
Ainsworth Lumber Co. Ltd. (b)	2,507	8,283

		15,664

Software — 0.1%
Bankruptcy Management Solutions, Inc.	91	319
HMH Holdings/EduMedia	13,576	67,880

		68,199

Total Common Stocks — 0.5%		234,223

Corporate Bonds	Par (000)

Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	$119	119,271
Series 2, 12.38%, 10/08/15	120	120,417

		239,688

Airlines — 1.4%
Air Canada, 9.25%, 8/01/15 (b)	180	192,600
American Airlines, Inc. Series 2001-2, 7.86%, 4/01/13	20	20,650
Continental Airlines, Inc.:
6.75%, 9/15/15 (b)	90	92,475
Series 2010-1-B, 6.00%, 7/12/20	100	99,750
United Air Lines, Inc., 12.75%, 7/15/12	246	274,369

		679,844

Auto Components — 1.9%
Delphi International Holdings Unsecured, 12.00%, 10/06/14	8	8,422
Icahn Enterprises LP, 8.00%, 1/15/18	650	672,750
Stanadyne Corp., Series 1, 10.00%, 8/15/14	90	93,150
Tenneco Inc., 7.75%, 8/15/18	90	96,863

		871,185

Beverages — 0.1%
Cott Beverages, Inc., 8.13%, 9/01/18	43	46,279

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	89	89,218

Building Products — 0.8%
Building Materials Corp. of America, 6.88%, 8/15/18 (b)	90	92,250
Momentive Performance Materials, Inc.:
11.50%, 12/01/16	30	32,550
9.00%, 1/15/21 (b)	215	228,706

		353,506

Capital Markets — 0.7%
American Capital Ltd., 7.96%, 12/31/13	90	92,166
E*Trade Financial Corp., Series A, 2.51%, 8/31/19 (c)(d)	71	109,695
KKR Group Finance Co., 6.38%, 9/29/20 (b)	110	113,336

		315,197

Corporate Bonds	Par (000)	Value

Chemicals — 2.9%
American Pacific Corp., 9.00%, 2/01/15	$140	$137,550
Chemtura Corp., 7.88%, 9/01/18 (b)	90	96,075
Georgia Gulf Corp., 9.00%, 1/15/17 (b)	30	33,375
Hexion U.S. Finance Corp.:
8.88%, 2/01/18	130	139,588
9.00%, 11/15/20 (b)	60	63,825
Huntsman International LLC, 8.63%, 3/15/21 (b)	85	94,350
Ineos Finance Plc, 9.00%, 5/15/15 (b)	100	109,750
KRATON Polymers LLC, 6.75%, 3/01/19 (b)	20	20,400
MacDermid, Inc., 9.50%, 4/15/17 (b)	195	207,675
Nalco Co., 6.63%, 1/15/19 (b)	55	56,856
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)(e)	30	30,525
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)	100	109,750
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)	25	25,656
Polymer Group, Inc., 7.75%, 2/01/19 (b)	23	23,949
PolyOne Corp., 7.38%, 9/15/20	35	37,100
Rhodia SA, 6.88%, 9/15/20 (b)	100	102,375
TPC Group LLC, 8.25%, 10/01/17 (b)	55	58,506

		1,347,305

Commercial Banks — 3.0%
CIT Group, Inc.:
7.00%, 5/01/16	445	448,894
7.00%, 5/01/17	935	942,012

		1,390,906

Commercial Services & Supplies — 2.0%
ACCO Brands Corp., 10.63%, 3/15/15	125	141,250
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (b)	200	205,500
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)	85	91,375
International Lease Finance Corp., 8.25%, 12/15/20	59	65,637
Mobile Mini, Inc., 7.88%, 12/01/20 (b)	40	42,600
RSC Equipment Rental, Inc. (b):
10.00%, 7/15/17	100	115,000
8.25%, 2/01/21	98	103,635
West Corp. (b):
8.63%, 10/01/18	130	137,800
7.88%, 1/15/19	30	30,788

		933,585

Construction Materials — 1.3%
Nortek, Inc.:
11.00%, 12/01/13	377	401,149
10.00%, 12/01/18 (b)	180	192,150

		593,299

Consumer Finance — 2.2%
Credit Acceptance Corp., 9.13%, 2/01/17	120	129,300
Ford Motor Credit Co. LLC:
3.05%, 1/13/12 (f)	110	111,121
7.80%, 6/01/12	500	533,222
6.63%, 8/15/17	230	244,623

		1,018,266

Containers & Packaging — 1.5%
Ball Corp., 6.75%, 9/15/20	85	89,038
Berry Plastics Corp.:
8.25%, 11/15/15	25	26,781
9.75%, 1/15/21 (b)	155	155,387
Graham Packaging Co. LP, 8.25%, 10/01/18	40	43,100
Graphic Packaging International, Inc.:
9.50%, 6/15/17	160	177,600
7.88%, 10/01/18	65	69,875
Pregis Corp., 12.38%, 10/15/13	150	151,125

		712,906

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	63

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Diversified Financial Services — 7.0%
Ally Financial, Inc.:
2.51%, 12/01/14 (f)	$73	$71,734
8.30%, 2/12/15	190	214,462
6.25%, 12/01/17 (b)	150	156,562
8.00%, 3/15/20	300	337,875
7.50%, 9/15/20 (b)	200	218,750
8.00%, 11/01/31	140	160,355
8.00%, 11/01/31	340	389,300
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	75	82,688
CDX North America High Yield, Series 6-T1, 8.63%, 6/29/11 (b)	435	446,658
Leucadia National Corp.:
8.13%, 9/15/15	200	220,000
7.13%, 3/15/17	110	115,500
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)	250	266,250
Reynolds Group Issuer, Inc. (b):
9.00%, 4/15/19	400	417,000
6.88%, 2/15/21	65	65,163
8.25%, 2/15/21	100	100,250

		3,262,547

Diversified Telecommunication Services — 3.7%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	195	194,269
Frontier Communications Corp.:
8.25%, 4/15/17	52	57,460
8.50%, 4/15/20	70	77,700
GCI, Inc., 8.63%, 11/15/19	200	220,000
Level 3 Financing, Inc., 8.75%, 2/15/17	40	39,300
Qwest Communications International, Inc.:
7.50%, 2/15/14	685	695,275
8.00%, 10/01/15	100	109,125
Series B, 7.50%, 2/15/14	235	238,525
Windstream Corp.:
8.13%, 8/01/13	25	27,531
8.63%, 8/01/16	50	52,875
7.88%, 11/01/17	25	27,156

		1,739,216

Electric Utilities — 0.8%
Elwood Energy LLC, 8.16%, 7/05/26	356	353,366

Energy Equipment & Services — 1.5%
Bayou Well Services, 0.16%, 12/22/13	100	100,000
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	40	41,000
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15	175	181,125
7.75%, 5/15/17	65	68,737
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)	75	76,875
Frac Tech Services LLC, 7.13%, 11/15/18 (b)	105	108,675
Precision Drilling Corp., 6.63%, 11/15/20 (b)	20	20,650
Thermon Industries, Inc., 9.50%, 5/01/17	90	97,425

		694,487

Food & Staples Retailing — 0.4%
BI-LO LLC, 9.25%, 2/15/19 (b)	55	57,200
Rite Aid Corp., 7.50%, 3/01/17	120	120,750

		177,950

Food Products — 0.5%
Blue Merger Sub Inc., 7.63%, 2/15/19 (b)	170	171,700
Darling International, Inc., 8.50%, 12/15/18 (b)	40	43,150
Smithfield Foods, Inc., 10.00%, 7/15/14	6	7,080

		221,930

Corporate Bonds	Par (000)	Value

Health Care Equipment & Supplies — 1.5%
DJO Finance LLC, 10.88%, 11/15/14	$410	$449,463
Hologic, Inc., 2.00%, 12/15/37 (c)(g)	240	231,300

		680,763

Health Care Providers & Services — 5.3%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (b)	45	46,913
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (b)	200	213,500
Gentiva Health Services Inc., 11.50%, 9/01/18	115	129,519
HCA, Inc.:
9.13%, 11/15/14	265	277,919
8.50%, 4/15/19	205	229,600
7.25%, 9/15/20	340	366,775
inVentiv Health, Inc., 10.00%, 8/15/18 (b)	95	97,613
Omnicare, Inc.:
6.88%, 12/15/15	115	118,737
7.75%, 6/01/20	105	112,087
Tenet Healthcare Corp.:
9.00%, 5/01/15	279	306,900
10.00%, 5/01/18	259	304,325
8.88%, 7/01/19	245	278,687

		2,482,575

Health Care Technology — 1.1%
IMS Health, Inc., 12.50%, 3/01/18 (b)	410	480,725
MedAssets, Inc., 8.00%, 11/15/18 (b)	25	25,688

		506,413

Hotels, Restaurants & Leisure — 3.3%
Boyd Gaming Corp., 9.13%, 12/01/18 (b)	105	110,250
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	625	587,500
CityCenter Holdings LLC, 7.63%, 1/15/16 (b)	55	57,337
Diamond Resorts Corp., 12.00%, 8/15/18 (b)	200	214,500
MGM Mirage, 13.00%, 11/15/13	25	29,937
MGM Resorts International, 10.38%, 5/15/14	465	520,800
Palace Entertainment Holding LLC, 8.88%, 4/15/17 (b)	20	20,400
Travelport LLC, 4.94%, 9/01/14 (f)	25	22,313
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(h)	25	3

		1,563,040

Household Durables — 3.7%
Ashton Woods USA LLC, 19.31%, 6/30/15 (b)(i)	145	94,250
Beazer Homes USA, Inc.:
8.13%, 6/15/16	50	50,813
12.00%, 10/15/17	40	46,500
9.13%, 6/15/18	395	407,837
Jarden Corp., 8.00%, 5/01/16	40	43,800
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16	300	325,125
Ryland Group, Inc., 6.63%, 5/01/20	115	112,700
Standard Pacific Corp.:
10.75%, 9/15/16	300	352,500
8.38%, 5/15/18	70	74,200
8.38%, 5/15/18 (b)	80	84,800
8.38%, 1/15/21 (b)	130	137,150

		1,729,675

IT Services — 2.5%
First Data Corp. (b):
8.88%, 8/15/20	210	229,950
8.25%, 1/15/21	292	290,540
12.63%, 1/15/21	116	121,510
iPayment, Inc., 9.75%, 5/15/14	120	118,950
iPayment Investors LP, 11.63%, 7/15/14 (b)(j)	104	96,715

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

IT Services (concluded)
SunGard Data Systems, Inc.:
10.63%, 5/15/15	$100	$110,750
7.38%, 11/15/18 (b)	80	82,600
7.63%, 11/15/20 (b)	100	103,250

		1,154,265

Independent Power Producers &
Energy Traders — 4.6%
AES Red Oak LLC:
Series A, 8.54%, 11/30/19	106	106,431
Series B, 9.20%, 11/30/29	500	492,500
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)	220	238,700
Calpine Corp. (b):
7.50%, 2/15/21	80	81,800
7.88%, 1/15/23	105	107,888
Energy Future Holdings Corp., 10.25%, 1/15/20 (b)	575	598,777
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	28	29,228
NRG Energy, Inc., 7.63%, 1/15/18 (b)	455	473,769

		2,129,093

Industrial Conglomerates — 2.2%
Sequa Corp. (b):
11.75%, 12/01/15	350	379,750
13.50%, 12/01/15 (j)	586	648,748

		1,028,498

Insurance — 0.3%
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)	65	69,225
USI Holdings Corp., 4.19%, 11/15/14 (b)(f)	100	96,500

		165,725

Machinery — 1.8%
AGY Holding Corp., 11.00%, 11/15/14	170	151,300
Navistar International Corp.:
3.00%, 10/15/14 (c)	240	335,400
8.25%, 11/01/21	210	232,575
Oshkosh Corp., 8.25%, 3/01/17	30	33,300
Titan International, Inc., 5.63%, 1/15/17 (b)(c)	40	104,200

		856,775

Marine — 0.5%
Horizon Lines, Inc., 4.25%, 8/15/12 (c)	240	222,600

Media — 13.0%
AMC Entertainment Holdings, Inc., 9.75%, 12/01/20 (b)	85	91,163
Affinion Group, Inc., 7.88%, 12/15/18 (b)	115	110,113
CCH II LLC, 13.50%, 11/30/16	169	204,098
CMP Susquehanna Corp., 3.44%, 5/15/14 (b)(f)	23	16,213
CSC Holdings, Inc., 8.50%, 4/15/14	80	89,600
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (b)	245	254,187
Checkout Holding Corp., 10.69%, 11/15/15 (b)(d)	145	93,525
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)	45	48,263
Clear Channel Communications Inc., 9.00%, 3/01/21 (b)	40	40,650
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	251	278,610
Series B, 9.25%, 12/15/17	946	1,052,425
Cox Enterprises, Inc.:
Loan Close 2, 4.00%, 8/15/18	123	123,474
Loan Close 3, 12.00%, 8/15/18	141	141,167
Shares Loan, 4.00%, 8/15/18	146	145,593
DISH DBS Corp., 7.00%, 10/01/13	40	43,000
Gannett Co., Inc., 10.00%, 4/01/16	60	70,200
Gray Television, Inc., 10.50%, 6/29/15	250	265,625

Corporate Bonds	Par (000)	Value

Media (concluded)
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (f)	$50	$44,875
9.50%, 5/15/15	60	58,950
Interactive Data Corp., 10.25%, 8/01/18 (b)	170	190,400
Liberty Global, Inc., 4.50%, 11/15/16 (c)	60	103,950
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	135	139,050
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	105	112,875
The New York Times Co., 6.63%, 12/15/16 (b)	225	230,062
Nielsen Finance LLC, 7.75%, 10/15/18 (b)	600	648,750
ProQuest LLC, 9.00%, 10/15/18 (b)	85	87,975
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(c)(h)	414	4,141
Rainbow National Services LLC (b):
8.75%, 9/01/12	310	311,162
10.38%, 9/01/14	378	393,592
Regal Entertainment Group, 9.13%, 8/15/18	55	58,850
Univision Communications, Inc., 7.88%, 11/01/20 (b)	80	85,800
UPC Germany GmbH, 8.13%, 12/01/17 (b)	400	429,000
UPC Holding BV, 9.88%, 4/15/18 (b)	100	111,000

		6,078,338

Metals & Mining — 3.1%
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	110	117,425
7.38%, 2/15/16	40	41,400
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (b)	245	254,187
Goldcorp, Inc., 2.00%, 8/01/14 (c)	85	106,994
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (c)	70	93,363
Novelis, Inc., 8.75%, 12/15/20 (b)	585	644,962
Ryerson, Inc.:
7.66%, 11/01/14 (f)	60	57,600
12.00%, 11/01/15	70	75,250
Steel Dynamics, Inc., 7.38%, 11/01/12	50	53,125

		1,444,306

Multiline Retail — 2.3%
Dollar General Corp., 11.88%, 7/15/17 (j)	929	1,074,156

Oil, Gas & Consumable Fuels — 7.6%
Alpha Natural Resources Inc., 2.38%, 4/15/15 (c)	40	52,250
Arch Coal, Inc., 7.25%, 10/01/20	145	154,063
Berry Petroleum Co., 8.25%, 11/01/16	80	84,500
Bill Barrett Corp., 9.88%, 7/15/16	5	5,600
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (b)	40	42,500
Chaparral Energy Inc., 8.25%, 9/01/21 (b)	40	40,700
Chesapeake Energy Corp.:
6.50%, 8/15/17	250	268,125
6.63%, 8/15/20	130	136,500
6.13%, 2/15/21	160	163,200
2.25%, 12/15/38 (c)	125	114,375
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)	45	49,050
Concho Resources Inc., 7.00%, 1/15/21	70	73,325
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14	30	32,475
10.25%, 12/15/15	170	179,775
Consol Energy, Inc., 8.25%, 4/01/20	335	369,337
Continental Resources, Inc., 7.13%, 4/01/21 (b)	60	63,900
Crosstex Energy LP, 8.88%, 2/15/18	30	33,075
Denbury Resources, Inc.:
6.38%, 8/15/21	60	60,600
8.25%, 2/15/20	119	132,388
Energy Transfer Equity LP, 7.50%, 10/15/20	20	21,675
Energy XXI Gulf Coast, Inc. (b):
9.25%, 12/15/17	70	75,250
7.75%, 6/15/19	85	85,850
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)	130	137,150

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	65

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Linn Energy LLC (b):
8.63%, 4/15/20	$50	$55,750
7.75%, 2/01/21	100	106,250
MarkWest Energy Partners LP, 6.75%, 11/01/20	45	46,125
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)	320	348,800
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)	40	40,600
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	350	306,250
Peabody Energy Corp., 6.50%, 9/15/20	70	74,900
Petrohawk Energy Corp.:
10.50%, 8/01/14	65	74,750
7.88%, 6/01/15	15	15,900
Range Resources Corp., 8.00%, 5/15/19	25	27,531
SM Energy Co., 6.63%, 2/15/19 (b)	45	45,506
United Refining Co., 10.50%, 2/28/18 (b)(e)	40	39,600

		3,557,625

Paper & Forest Products — 3.0%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(j)	21	21,066
Boise Paper Holdings LLC:
9.00%, 11/01/17	55	61,325
8.00%, 4/01/20	30	33,075
Catalyst Paper Corp., 7.38%, 3/01/14	120	103,800
Clearwater Paper Corp.:
10.63%, 6/15/16	70	79,975
7.13%, 11/01/18 (b)	95	98,563
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	285	321,338
NewPage Corp., 11.38%, 12/31/14	465	463,837
Verso Paper Holdings LLC:
11.50%, 7/01/14	150	165,375
8.75%, 2/01/19 (b)	40	41,800

		1,390,154

Pharmaceuticals — 0.7%
Angiotech Pharmaceuticals, Inc., 4.06%, 12/01/13 (f)	165	138,600
Grifols, Inc., 8.25%, 2/01/18 (b)	20	20,550
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17	65	67,275
7.00%, 10/01/20	80	82,700

		309,125

Professional Services — 0.5%
FTI Consulting, Inc.:
7.75%, 10/01/16	100	104,875
6.75%, 10/01/20 (b)	150	150,000

		254,875

Real Estate Investment Trusts (REITs) — 0.4%
Omega Healthcare Investors, Inc., 6.75%, 10/15/22 (b)	90	90,900
The Rouse Co. LP, 6.75%, 11/09/15	85	89,038

		179,938

Real Estate Management & Development — 1.3%
CB Richard Ellis Services Inc,, 6.63%, 10/15/20	55	56,719
Realogy Corp. (b):
11.50%, 4/15/17	130	138,450
7.88%, 2/15/19	435	436,631

		631,800

Road & Rail — 1.3%
Avis Budget Car Rental LLC:
9.63%, 3/15/18	85	94,988
8.25%, 1/15/19	130	137,963
Florida East Coast Railway Corp., 8.13%, 2/01/17 (b)	80	83,600
The Hertz Corp. (b):
7.50%, 10/15/18	150	158,812
6.75%, 4/15/19	70	71,400
7.38%, 1/15/21	80	83,600

		630,363

Corporate Bonds	Par (000)	Value

Semiconductors & Semiconductor Equipment — 0.3%
Linear Technology Corp., Series A, 3.00%, 5/01/27 (c)	$70	$76,213
Spansion LLC, 7.88%, 11/15/17 (b)	50	51,000

		127,213

Specialty Retail — 1.5%
Asbury Automotive Group, Inc.:
7.63%, 3/15/17	60	61,500
8.38%, 11/15/20 (b)	55	57,750
Claire’s Escrow Corp., 8.88%, 3/15/19 (b)(e)	50	50,188
Limited Brands, Inc., 8.50%, 6/15/19	140	160,300
PETCO Animal Supplies, Inc., 9.25%, 12/01/18 (b)	75	81,000
Sonic Automotive, Inc., 9.00%, 3/15/18	65	69,550
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (b)	70	73,762
United Auto Group, Inc., 7.75%, 12/15/16	165	170,362

		724,412

Trading Companies & Distributors — 0.3%
Russel Metals, Inc., 6.38%, 3/01/14	125	126,250

Wireless Telecommunication Services — 3.2%
Clearwire Communications LLC (b):
12.00%, 12/01/15	20	21,800
12.00%, 12/01/17	25	27,000
Cricket Communications, Inc.:
10.00%, 7/15/15	95	104,737
7.75%, 5/15/16	270	285,525
Digicel Group Ltd. (b):
9.13%, 1/15/15 (j)	294	306,201
8.25%, 9/01/17	230	240,350
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (b)	110	113,025
iPCS, Inc., 2.43%, 5/01/13 (f)	110	108,625
MetroPCS Wireless, Inc., 6.63%, 11/15/20	100	97,375
Sprint Capital Corp., 6.88%, 11/15/28	160	144,200
Syniverse Holdings, Inc., 9.13%, 1/15/19 (b)	40	43,200

		1,492,038

Total Corporate Bonds — 97.7%		45,580,695

Floating Rate Loan Interests (f)

Building Products — 0.1%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/13/17	25	25,766

Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16	120	123,225
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16	100	100,857
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% – 10.75%, 8/24/16	165	166,164

		390,246

Construction & Engineering — 0.5%
Safway Services, LLC, Last Out Term Loan, 15.63%, 12/14/17	250	250,000

Consumer Finance — 1.6%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 7.25%, 4/21/15	750	756,675

Electric Utilities — 0.1%
New Development Holdings, LLC, Term Loan, 7.00%, 7/03/17	23	23,389

Food Products — 0.3%
Advance Pierre Foods, Term Loan, 11.25%, 9/29/17	135	138,375

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)	Value

Health Care Providers & Services — 0.8%
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15	$95	$93,100
Tranche A Term Loan, 8.50%, 2/22/15	77	74,989
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16	199	199,871

		367,960

Hotels, Restaurants & Leisure — 0.8%
Harrah’s Operating Co., Inc., Term Loan B-3, 3.30%, 1/28/15	75	69,635
Travelport LLC (FKA Travelport, Inc.), Loan, 8.31%, 3/27/12 (i)	347	309,321

		378,956

Household Durables — 0.8%
Visant Corp. (FKA Jostens):
Term Loan, 5.25%, 12/22/16	165	165,000
Tranche B Term Loan, 7.00%, 12/20/16	200	201,285

		366,285

IT Services — 0.5%
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14	29	27,212
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14	67	63,503
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14	177	167,447

		258,162

Independent Power Producers & Energy Traders — 0.9%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.76% – 3.80%, 10/10/14	141	119,167
Initial Tranche B-3 Term Loan, 3.76% – 3.80%, 10/10/14	385	323,497

		442,664

Media — 4.4%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14	244	244,847
HMH Publishing Co., Ltd., Tranche A Term Loan, 6.01%, 6/12/14	147	139,610
Intelsat Jackson Holdings SA (FKA Intel Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 3/07/18	1,250	1,258,398
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	375	398,672

		2,041,527

Metals & Mining — 0.1%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13	26	24,880
14.00%, 6/29/13	25	23,884

		48,764

Oil, Gas & Consumable Fuels — 0.9%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/30/15	389	398,811

Paper & Forest Products — 0.4%
Verso Paper Finance Holdings LLC, 6.55% – 7.30%, 2/01/13 (j)	212	191,135

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien), 6/28/11	50	49,312

Real Estate Management & Development — 0.4%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan, 0.11%, 10/16/16	21	19,953
Extended Term Loan B, 4.56%, 10/16/16	176	168,367

		188,320

Floating Rate Loan Interests (f)	Par (000)	Value

Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B, 3.01% – 5.00%, 5/29/14	$29	$28,628

Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Initial Loan, 6.88%, 7/30/15	259	267,892

Total Floating Rate Loan Interests — 14.2%		6,612,867

Other Interests (k)	Beneficial Interest (000)

Auto Components — 2.0%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests	—	(l)	918,325

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.	5		477

Total Other Interests — 2.0%			918,802

Preferred Stocks	Shares

Automobiles — 0.7%
General Motors Co., 4.75%	7,140		363,283

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)	5,410		—

Professional Services — 0.1%
Nielsen Holdings NV, 6.25% (a)(c)	750		41,391

Total Preferred Stocks — 0.8%			404,674

Warrants (m)

Diversified Telecommunication Services — 0.0%
NEON Communications, Inc. (Expires 12/02/12)	53,622		—

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)	6,182		—

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	61		1
HMH Holdings/EduMedia (Expires 3/09/17)	1,184		—

			1

Total Warrants — 0.0%			1

Total Long-Term Investments (Cost — $50,434,626) — 115.2%			53,751,262

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (n)(o)	1,590,898		1,590,898

Total Short-Term Securities (Cost — $1,590,898) — 3.4%			1,590,898

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	67

Schedule of Investments (continued)	BlackRock High Yield Trust (BHY)
(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price $942.86, Expires 12/01/19, Broker Goldman Sachs Bank USA	3	—

Total Options Purchased (Cost — $2,933) — 0.0%		—

Total Investments (Cost — $52,028,457*) — 118.6%		55,342,160
Liabilities in Excess of Other Assets — (18.6)%		(8,696,075)

Net Assets — 100.0%		$46,646,085

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

	Aggregate cost	$52,087,055

	Gross unrealized appreciation	$3,792,332
	Gross unrealized depreciation	(537,227)

	Net unrealized appreciation	$3,255,105

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Convertible security.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Bank of America NA	$20,350	$217
Credit Suisse International	$89,788	$1,210
Sterne Agee	$10,175	$108

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(j)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Amount is less than $1,000.

(m)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,573,222	17,676	1,590,898	$1,627

(o)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

Harrah’s Operating Co., Inc.	5.00%	Deutsche Bank AG	12/20/15	$225	$(31,390)
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank NA	12/20/15	$125	(19,855)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$50	(906)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/16	$100	(384)
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	$225	(4,344)

Total					$(56,879)

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation

D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	12/20/15	BB–	$50	$1,538
M.D.C. Holdings, Inc.	1.00%	Deutsche Bank AG	12/20/15	BBB–	$55	528
M.D.C. Holdings, Inc.	1.00%	JPMorgan Chase Bank NA	12/20/15	BBB–	$55	298
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	12/20/15	CC	$75	5,418
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	12/20/15	CC	$50	1,594
Chesapeake Energy Corp.	5.00%	Credit Suisse International	3/20/16	BB	$50	937
Chesapeake Energy Corp.	5.00%	Goldman Sachs Bank USA	3/20/16	BB	$75	834
Chesapeake Energy Corp.	5.00%	JPMorgan Chase Bank NA	3/20/16	BB	$50	937
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	3/20/16	CC	$25	105

Total						$12,189

	[1]	Using Standard and Poor’s rating.

	[2]	The maximum potential amount the Trust may pay should a negative event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes — sold protection outstanding as of February 28, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]	Unrealized Depreciation

Dow Jones CDX North America High Yield Index Series 9	0.00%	Deutsche Bank AG	12/20/12	CCC	$68	$(2,649)

[3]	Using Standard and Poor’s rating of the underlying securities.

[4]	The maximum potential amount the Trust may pay should a negative event take place as defined under the terms of agreement.

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (concluded)	BlackRock High Yield Trust (BHY)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$157,741	$8,602	$67,880	$234,223
Corporate Bonds	—	44,371,549	1,209,146	45,580,695
Floating Rate Loan Interests	—	5,198,565	1,414,302	6,612,867
Other Interests	—	918,325	477	918,802
Preferred Stocks	363,283	41,391	—	404,674
Warrants	—	—	1	1
Short-Term Securities	1,590,898	—	—	1,590,898
Liabilities:
Unfunded Loan Commitments	—	—	(2,182)	(2,182)

Total	$2,111,922	$50,538,432	$2,689,624	$55,339,978

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$12,189	—	$12,189
Liabilities:
Credit contracts	—	(59,528)	—	(59,528)

Total	—	$(47,339)	—	$(47,339)

[1]	Derivative financial instruments are swaps and options. Swaps are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants	Unfunded Loan Commitments (Liabilities)	Total

Assets/Liabilities:
Balance, as of August 31, 2010	$86,010	$1,514,877	$1,544,738	$953	$85,806	$1	$(4,001)	$3,228,384
Accrued discounts/premiums	—	63,747	125,907	—	—	—	—	189,654
Net realized gain (loss)	(428,771)	(1,560,455)	8,662	—	170,964	—	—	(1,809,600)
Net change in unrealized appreciation/depreciation[2]	488,794	1,166,750	(619,990)	(476)	(17,420)	—	1,819	1,019,477
Purchases	—	100,000	534,789	—	—	—	—	634,789
Sales	(78,153)	(59,560)	(40,194)	—	(239,350)	—	—	(417,257)
Transfers in3	—	—	28,628	—	—	—	—	28,628
Transfers out[3]	—	(16,213)	(168,238)	—	—	—	—	(184,451)

Balance, as of February 28, 2011	$67,880	$1,209,146	$1,414,302	$477	—	$1	$(2,182)	$2,689,624

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at February 28, 2011 was $1,018,628.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	69

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

321 Henderson Receivables I LLC (a):
Series 2010-1A, Class B, 9.31%, 7/15/61	USD	1,150	$1,218,578
Series 2010-3A, Class A, 3.82%, 12/15/48		872	843,744
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A1, 0.56%, 11/25/34 (b)		733	674,781
Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5, 0.33%, 1/15/16 (b)		350	347,911
Credit Acceptance Auto Loan Trust, Series 2010-1, Class B, 3.63%, 10/15/18 (a)		1,970	1,968,924
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	563	785,610
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.37%, 7/25/37 (b)	USD	259	251,786
Maryland Insurance Backed Securities Trust, Series 2006-1A, Class A, 5.55%, 12/10/65		2,500	1,675,000
Nelnet Student Loan Trust, Series 2008-3, Class A4, 4.61%, 11/25/24 (b)		650	674,809
SLC Student Loan Trust, Series 2006-A, Class A4, 0.42%, 1/15/19 (b)		460	447,017
SLM Student Loan Trust, Series 2008-5 (b):
Class A3, 1.60%, 1/25/18		1,170	1,202,450
Class A4, 2.00%, 7/25/23		3,690	3,859,170
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class C, 3.19%, 10/15/15 (a)		575	573,965
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		870	872,540
Series 2010-2, Class C, 3.89%, 7/17/17		1,020	1,050,398
Series 2010-B, Class B, 2.10%, 9/15/14 (a)		700	701,209
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		735	735,704
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		597	596,574
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		610	610,000
Small Business Administration Participation Certificates, Series 1996-20K, Class 1, 6.95%, 11/01/16		310	330,824

			19,420,994

Interest Only — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)		4,772	307,284
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29		7	512,668

			819,952

Total Asset-Backed Securities — 5.6%			20,240,946

Common Stocks		Shares

Software — 0.0%
Bankruptcy Management Solutions, Inc. (c)		152	532

Total Common Stocks — 0.0%			532

Corporate Bonds		Par (000)

Aerospace & Defense — 0.6%
United Technologies Corp.:
4.88%, 5/01/15	USD	1,250	1,379,085
6.13%, 7/15/38		750	839,523

			2,218,608

Corporate Bonds		Par (000)	Value

Airlines — 0.4%
Continental Airlines, Inc., Series 2010-1-B, 6.00%, 7/12/20	USD	700	$698,250
United Air Lines, Inc., 12.75%, 7/15/12		786	877,979

			1,576,229

Auto Components — 0.4%
BorgWarner, Inc., 4.63%, 9/15/20		265	266,315
Icahn Enterprises LP, 8.00%, 1/15/18		1,000	1,035,000

			1,301,315

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19 (a)(d)		3,050	3,781,201

Capital Markets — 4.7%
CDP Financial, Inc. (a)(d)(e):
3.00%, 11/25/14		1,950	1,986,266
5.60%, 11/25/39		2,955	3,062,515
Credit Suisse, Inc. (USA):
6.13%, 11/15/11		700	727,259
7.13%, 7/15/32		1,000	1,188,026
The Goldman Sachs Group, Inc.:
6.60%, 1/15/12		1,000	1,050,984
3.70%, 8/01/15		800	811,063
5.38%, 3/15/20		1,720	1,767,161
6.00%, 6/15/20		860	922,081
6.25%, 2/01/41		340	346,004
Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (c)(f)		225	22
Morgan Stanley:
2.81%, 5/14/13 (b)		1,880	1,945,366
4.20%, 11/20/14		680	706,005
4.00%, 7/24/15		400	409,540
6.25%, 8/28/17		900	983,032
5.63%, 9/23/19 (d)		760	780,714
Nomura Holdings, Inc., 4.13%, 1/19/16		389	387,269

			17,073,307

Chemicals — 1.0%
American Pacific Corp., 9.00%, 2/01/15		280	275,100
CF Industries, Inc., 7.13%, 5/01/20		1,750	1,964,375
The Dow Chemical Co., 4.25%, 11/15/20		185	178,283
Nalco Co., 6.63%, 1/15/19 (a)		1,000	1,033,750

			3,451,508

Commercial Banks — 8.0%
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/02/15 (a)		3,125	2,996,316
Bank of Nova Scotia, 1.65%, 10/29/15 (a)		4,775	4,585,584
CIT Group, Inc.:
7.00%, 5/01/16		110	110,963
7.00%, 5/01/17		1,790	1,803,425
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)		1,485	1,483,895
DEPFA ACS Bank, 5.13%, 3/16/37 (a)		4,150	2,721,765
Discover Bank, 8.70%, 11/18/19		1,045	1,257,230
DnB NOR Boligkreditt, 2.10%, 10/14/15 (a)		4,005	3,844,888
Eksportfinans ASA:
2.00%, 9/15/15 (d)		2,440	2,379,195
5.50%, 6/26/17		1,000	1,119,819
HSBC Holdings Plc, 6.50%, 5/02/36 (d)		1,275	1,319,679
Royal Bank of Canada, 3.13%, 4/14/15 (a)		3,855	3,952,219
Sparebanken 1 Boligkreditt, 1.25%, 10/25/13 (a)		1,575	1,560,209

			29,135,187

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Commercial Services & Supplies — 0.8%
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)	USD	250	$256,875
Mobile Mini, Inc., 7.88%, 12/01/20 (a)		1,320	1,405,800
RR Donnelley & Sons Co., 7.63%, 6/15/20		169	177,152
West Corp. (a):
8.63%, 10/01/18		770	816,200
7.88%, 1/15/19		255	261,694

			2,917,721

Construction Materials — 0.5%
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		220	211,666
Nortek, Inc., 10.00%, 12/01/18 (a)		1,450	1,547,875

			1,759,541

Consumer Finance — 0.6%
Ford Motor Credit Co. LLC:
3.05%, 1/13/12 (b)		120	121,223
7.80%, 6/01/12		380	405,249
6.63%, 8/15/17		380	404,160
SLM Corp.:
6.25%, 1/25/16		651	667,275
Series A, 0.59%, 1/27/14 (b)		600	566,429

			2,164,336

Containers & Packaging — 1.4%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (a)	EUR	425	605,539
Ball Corp.:
7.13%, 9/01/16	USD	275	301,125
7.38%, 9/01/19		275	299,063
Berry Plastics Corp., 9.75%, 1/15/21 (a)		1,965	1,969,912
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16		1,435	1,564,150
Pregis Corp., 12.38%, 10/15/13		255	256,913

			4,996,702

Diversified Financial Services — 5.2%
Ally Financial, Inc.:
8.30%, 2/12/15		1,100	1,241,625
6.25%, 12/01/17 (a)		240	250,500
8.00%, 3/15/20		560	630,700
8.00%, 11/01/31		320	366,400
Bank of America Corp.:
7.63%, 6/01/19		500	584,588
5.63%, 7/01/20 (d)		1,055	1,097,417
Citigroup, Inc.:
4.75%, 5/19/15		380	401,101
5.38%, 8/09/20		495	513,158
General Electric Capital Corp.:
5.50%, 1/08/20 (d)		2,150	2,294,854
5.30%, 2/11/21		365	374,973
6.75%, 3/15/32 (d)		3,000	3,343,668
JPMorgan Chase & Co.:
2.60%, 1/15/16		685	663,893
6.30%, 4/23/19		1,375	1,546,007
4.25%, 10/15/20		195	188,013
Novus USA Trust, 1.56%, 11/18/11 (a)(b)		850	849,683
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (a)		890	947,850
Reynolds Group Issuer, Inc. (a):
7.75%, 10/15/16	EUR	550	804,511
7.13%, 4/15/19	USD	2,111	2,163,775
6.88%, 2/15/21		515	516,288

			18,779,004

Corporate Bonds		Par (000)	Value

Diversified Telecommunication Services — 5.3%
AT&T Inc., 6.55%, 2/15/39 (e)	USD	3,525	$3,756,141
BellSouth Telecommunications, Inc., 8.30%, 12/15/95 (g)		1,700	1,184,599
Frontier Communications Corp., 8.25%, 4/15/17 (a)		383	423,215
GCI, Inc., 8.63%, 11/15/19		1,000	1,100,000
Qwest Communications International, Inc.:
7.50%, 2/15/14		15	15,225
Series B, 7.50%, 2/15/14		10	10,150
Qwest Corp., 8.38%, 5/01/16		170	202,937
Telecom Italia Capital SA, 4.95%, 9/30/14 (d)		4,375	4,495,308
Telefonica Emisiones SAU, 7.05%, 6/20/36		1,000	1,076,220
Verizon Communications, Inc.:
8.75%, 11/01/18		720	929,143
6.40%, 2/15/38 (e)		2,100	2,246,672
8.95%, 3/01/39		1,125	1,568,473
Verizon Global Funding Corp., 7.75%, 6/15/32		575	706,935
Verizon Maryland, Inc., Series A, 6.13%, 3/01/12 (d)		1,355	1,424,266
Windstream Corp.:
8.13%, 8/01/13		50	55,063
8.63%, 8/01/16		100	105,750
7.88%, 11/01/17		50	54,313

			19,354,410

Electric Utilities — 3.5%
Alabama Power Co., 6.00%, 3/01/39		550	599,041
Duke Energy Carolinas LLC:
6.10%, 6/01/37		325	351,885
6.00%, 1/15/38		850	921,812
EDF SA, 5.60%, 1/27/40 (a)		1,400	1,446,916
E.ON International Finance BV, 6.65%, 4/30/38 (a)(d)		1,575	1,871,431
Elwood Energy LLC, 8.16%, 7/05/26		135	133,937
Florida Power & Light Co., 4.95%, 6/01/35		575	558,358
Florida Power Corp.:
6.35%, 9/15/37 (d)		1,450	1,631,920
6.40%, 6/15/38		340	386,620
PacifiCorp., 6.25%, 10/15/37		650	722,558
Public Service Co. of Colorado, 6.25%, 9/01/37 (d)		1,350	1,537,765
Southern California Edison Co.:
5.63%, 2/01/36		675	705,110
Series 05-E, 5.35%, 7/15/35		150	151,009
Series 08-A, 5.95%, 2/01/38		1,100	1,201,831
The Toledo Edison Co., 6.15%, 5/15/37		350	361,561

			12,581,754

Energy Equipment & Services — 0.6%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)		335	343,375
Exterran Holdings, Inc., 7.25%, 12/01/18 (a)		600	615,000
Frac Tech Services LLC, 7.13%, 11/15/18 (a)		875	905,625
Precision Drilling Corp., 6.63%, 11/15/20 (a)		235	242,637

			2,106,637

Food & Staples Retailing — 1.0%
BI-LO LLC, 9.25%, 2/15/19 (a)		430	447,200
Wal-Mart Stores, Inc. (d):
6.50%, 8/15/37		1,975	2,278,953
6.20%, 4/15/38		850	946,173

			3,672,326

Food Products — 0.7%
Blue Merger Sub, Inc., 7.63%, 2/15/19 (a)		330	333,300
Darling International, Inc., 8.50%, 12/15/18 (a)		335	361,381
Kraft Foods, Inc., 7.00%, 8/11/37		1,670	1,897,202

			2,591,883

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	71

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Health Care Equipment & Supplies — 0.3%
DJO Finance LLC, 10.88%, 11/15/14	USD	900	$986,625

Health Care Providers & Services — 1.9%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (a)		360	375,300
ConvaTec Healthcare E SA (a):
7.38%, 12/15/17	EUR	600	861,089
10.50%, 12/15/18	USD	630	672,525
HCA, Inc., 8.50%, 4/15/19		1,700	1,904,000
Tenet Healthcare Corp.:
9.00%, 5/01/15		1,200	1,320,000
10.00%, 5/01/18		280	329,000
8.88%, 7/01/19		1,150	1,308,125

			6,770,039

Hotels, Restaurants & Leisure — 1.9%
Boyd Gaming Corp., 9.13%, 12/01/18 (a)		835	876,750
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18		4,710	4,427,400
CityCenter Holdings LLC, 7.63%, 1/15/16 (a)		445	463,912
McDonald’s Corp., 5.70%, 2/01/39		850	914,810
Palace Entertainment Holding LLC, 8.88%, 4/15/17 (a)		160	163,200

			6,846,072

Household Durables — 1.4%
Beazer Homes USA, Inc., 9.13%, 5/15/19 (a)		2,000	2,062,500
Standard Pacific Corp.:
10.75%, 9/15/16		1,000	1,175,000
8.38%, 5/15/18 (a)		655	694,300
8.38%, 1/15/21 (a)		1,060	1,118,300

			5,050,100

Household Products — 0.3%
Kimberly-Clark, Corp., 6.63%, 8/01/37		975	1,173,263

IT Services — 1.3%
First Data Corp. (a):
8.88%, 8/15/20		1,000	1,095,000
8.25%, 1/15/21		674	670,630
12.63%, 1/15/21		520	544,700
iPayment, Inc., 9.75%, 5/15/14		270	267,637
iPayment Investors LP, 12.75%, 7/15/14 (a)(h)		867	806,208
SunGard Data Systems, Inc., 7.63%, 11/15/20 (a)		1,100	1,135,750

			4,519,925

Independent Power Producers & Energy Traders — 1.5%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		1,650	1,722,356
NRG Energy, Inc., 7.63%, 1/15/18 (a)		3,600	3,748,500

			5,470,856

Industrial Conglomerates — 0.5%
Sequa Corp. (a):
11.75%, 12/01/15		760	824,600
13.50%, 12/01/15 (h)		927	1,027,185

			1,851,785

Insurance — 2.5%
CNO Financial Group, Inc., 9.00%, 1/15/18 (a)		499	531,435
Chubb Corp., 6.00%, 5/11/37 (d)		1,415	1,518,605
Manulife Financial Corp., 3.40%, 9/17/15		780	772,868
Metropolitan Life Global Funding I (a):
2.50%, 1/11/13 (d)		2,550	2,598,305
5.13%, 6/10/14		775	841,489
Prudential Financial, Inc.:
4.75%, 9/17/15 (d)		1,220	1,306,046
5.70%, 12/14/36		950	946,092

Corporate Bonds	Par (000)		Value

Insurance (concluded)
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)	USD	505	$581,081

			9,095,921

Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 5.00%, 1/15/21		145	146,784

Machinery — 0.3%
AGY Holding Corp., 11.00%, 11/15/14		340	302,600
Navistar International Corp., 8.25%, 11/01/21		760	841,700

			1,144,300

Marine — 0.3%
Nakilat, Inc., Series A, 6.07%, 12/31/33 (a)(d)		1,100	1,105,500

Media — 7.7%
Affinion Group, Inc., 7.88%, 12/15/18 (a)		1,505	1,441,037
CBS Corp., 8.88%, 5/15/19		505	636,815
CCH II LLC, 13.50%, 11/30/16		2,265	2,742,998
CMP Susquehanna Corp., 3.44%, 5/15/14		55	38,771
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (a)		1,870	1,940,125
Citadel Broadcasting Corp., 7.75%, 12/15/18 (a)		350	375,375
Clear Channel Communications Inc., 9.00%, 3/01/21 (a)		325	330,281
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		318	352,980
Series B, 9.25%, 12/15/17		1,257	1,398,412
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,000	2,727,162
Comcast Corp., 6.40%, 3/01/40		607	631,621
Discovery Communications LLC, 3.70%, 6/01/15		470	486,993
Gray Television, Inc., 10.50%, 6/29/15		225	239,063
NBC Universal, Inc. (a):
5.15%, 4/30/20		974	1,004,059
4.38%, 4/01/21		795	765,150
The New York Times Co., 6.63%, 12/15/16 (a)		1,800	1,840,500
News America Holdings, Inc.:
8.45%, 8/01/34		2,475	3,001,259
8.15%, 10/17/36		145	178,580
News America, Inc. (a):
4.50%, 2/15/21		620	616,210
6.15%, 2/15/41		745	757,261
Rainbow National Services LLC (a):
8.75%, 9/01/12		225	225,844
10.38%, 9/01/14		1,070	1,114,138
Time Warner Cable, Inc.:
7.30%, 7/01/38		970	1,092,820
5.88%, 11/15/40		460	436,787
Time Warner, Inc.:
4.70%, 1/15/21		1,000	1,005,127
6.10%, 7/15/40		615	620,838
Virgin Media Secured Finance Plc:
6.50%, 1/15/18		330	361,350
7.00%, 1/15/18	GBP	792	1,387,296

			27,748,852

Metals & Mining — 1.9%
Cliffs Natural Resources, Inc., 4.80%, 10/01/20	USD	240	237,630
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (a)		259	243,763
Falconbridge Ltd., 6.20%, 6/15/35		1,550	1,579,216
Novelis, Inc., 8.75%, 12/15/20 (a)		4,365	4,812,413

			6,873,022

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Multi-Utilities — 0.4%
Dominion Resources, Inc., 6.00%, 11/30/17	USD	1,135	$1,279,613

Multiline Retail — 0.5%
Dollar General Corp., 11.88%, 7/15/17 (h)		1,500	1,734,375

Oil, Gas & Consumable Fuels — 7.5%
Arch Coal, Inc., 7.25%, 10/01/20		1,000	1,062,500
BP Capital Markets Plc, 3.13%, 3/10/12 (d)		1,505	1,538,959
Berry Petroleum Co., 8.25%, 11/01/16		160	169,000
Burlington Resources Finance Co., 7.40%, 12/01/31		950	1,126,757
Canadian Natural Resources, Ltd.:
6.50%, 2/15/37		430	476,922
6.25%, 3/15/38		500	540,579
6.75%, 2/01/39		950	1,088,479
Cenovus Energy, Inc., 6.75%, 11/15/39		565	643,013
Chaparral Energy, Inc., 8.25%, 9/01/21 (a)		320	325,600
Chesapeake Energy Corp., 6.63%, 8/15/20		1,175	1,233,750
Conoco Funding Co., 7.25%, 10/15/31		150	184,674
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36		150	160,064
Consol Energy, Inc.:
8.00%, 4/01/17		1,139	1,235,815
8.25%, 4/01/20		861	949,252
Denbury Resources, Inc.:
8.25%, 2/15/20		1,000	1,112,500
6.38%, 8/15/21		450	454,500
Devon Energy Corp., 7.95%, 4/15/32		650	845,461
EnCana Corp.:
6.50%, 8/15/34		70	75,295
6.63%, 8/15/37		775	855,297
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17 (a)		575	618,125
Enterprise Products Operating LLC:
6.13%, 2/01/13		710	764,502
6.13%, 10/15/39		700	701,354
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		434	439,682
MidAmerican Energy Co., 5.80%, 10/15/36		800	832,710
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		950	984,653
6.50%, 9/15/37		2,115	2,351,191
Peabody Energy Corp., 6.50%, 9/15/20		1,220	1,305,400
Petrobras International Finance Co.:
3.88%, 1/27/16		1,780	1,797,294
5.88%, 3/01/18		80	85,137
5.75%, 1/20/20		1,760	1,826,260
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)		680	676,399
Valero Energy Corp., 6.63%, 6/15/37		669	683,643

			27,144,767

Paper & Forest Products — 1.5%
Clearwater Paper Corp., 7.13%, 11/01/18 (a)		1,000	1,037,500
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		1,650	1,860,375
International Paper Co., 7.30%, 11/15/39		610	715,043
NewPage Corp., 11.38%, 12/31/14		1,840	1,835,400

			5,448,318

Pharmaceuticals — 2.2%
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38 (d)		1,500	1,709,451
Grifols, Inc., 8.25%, 2/01/18 (a)		175	179,813
Merck & Co., Inc., 6.55%, 9/15/37 (d)		1,250	1,479,217
Roche Holdings, Inc., 7.00%, 3/01/39 (a)		900	1,112,730
Teva Pharmaceutical Finance LLC, 6.15%, 2/01/36		1,475	1,625,449
Wyeth, 5.95%, 4/01/37		1,775	1,918,482

			8,025,142

Corporate Bonds	Par (000)		Value

Professional Services — 0.0%
FTI Consulting, Inc., 7.75%, 10/01/16	USD	125	$131,094

Real Estate Investment Trusts (REITs) — 0.1%
Kimco Realty Corp., 6.88%, 10/01/19		420	490,202

Road & Rail — 1.3%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		1,000	1,061,250
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40 (e)		940	979,469
Canadian National Railway Co., 6.38%, 10/15/11		1,000	1,037,517
The Hertz Corp., 7.38%, 1/15/21 (a)		1,670	1,745,150

			4,823,386

Semiconductors & Semiconductor Equipment — 0.1%
Spansion LLC, 7.88%, 11/15/17 (a)		390	397,800

Software — 0.2%
Oracle Corp., 5.38%, 7/15/40 (a)		885	862,622

Specialty Retail — 0.2%
Claire’s Escrow Corp., 8.88%, 3/15/19 (a)(i)		415	416,556
General Nutrition Centers, Inc., 10.75%, 3/15/15		405	407,025

			823,581

Thrifts & Mortgage Finance — 1.6%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (a)(d)		1,325	1,368,848
MGIC Investment Corp., 5.38%, 11/01/15		840	791,700
The PMI Group, Inc., 6.00%, 9/15/16		1,400	1,115,235
Radian Group, Inc.:
5.63%, 2/15/13		1,400	1,400,000
5.38%, 6/15/15		1,400	1,270,500

			5,946,283

Tobacco — 0.2%
Philip Morris International, Inc., 4.50%, 3/26/20		650	670,994

Wireless Telecommunication Services — 4.1%
Clearwire Communications LLC, 12.00%, 12/01/15 (a)		320	348,800
Cricket Communications, Inc.:
10.00%, 7/15/15		35	38,588
7.75%, 5/15/16		1,605	1,697,287
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		1,595	1,732,226
Digicel Group Ltd. (a):
8.88%, 1/15/15		1,800	1,872,000
8.25%, 9/01/17		150	156,750
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (a)		980	1,006,950
MetroPCS Wireless, Inc.:
7.88%, 9/01/18		850	897,812
6.63%, 11/15/20		840	817,950
Rogers Communications, Inc., 7.50%, 8/15/38		1,175	1,457,114
SBA Tower Trust, 4.25%, 4/15/40 (a)		950	992,928
Sprint Capital Corp.:
6.88%, 11/15/28		620	558,775
8.75%, 3/15/32		350	364,000
Syniverse Holdings, Inc., 9.13%, 1/15/19 (a)		160	172,800
Vodafone Group Plc, 4.15%, 6/10/14 (d)		2,500	2,647,710

			14,761,690

Total Corporate Bonds — 77.5%			280,784,580

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	73

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)			Value

Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	160		$122,363
Italy Government International Bond, 5.38%, 6/15/33	USD	470		466,041
Japan Finance Corp., 2.00%, 6/24/11		880		884,653
Japan Finance Organization for Municipal Enterprises, 4.00%, 1/13/21		500		494,995
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		655		659,685
Mexico Government International Bond, 5.63%, 1/15/17		370		407,925
United Mexican States, Series A, 5.13%, 1/15/20		215		225,212

Total Foreign Agency Obligations — 0.9%				3,260,874

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 6.7%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 4A1, 5.40%, 10/25/35 (b)		1,013		944,577
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 3/25/37		1,100		766,422
Chase Mortgage Finance Corp., Series 2005-A1, Class 1A1, 5.40%, 12/25/35 (b)		972		937,430
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.50%, 4/01/18		—	(j)	67
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		1,682		1,506,471
Series 2006-0A21, Class A1, 0.45%, 3/20/47 (b)		932		557,840
Series 2006-41CB, Class 1A4, 5.75%, 1/25/37		800		618,562
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.46%, 4/25/46 (b)		375		231,940
Series 2007-10, Class A22, 6.00%, 7/25/37		771		646,481
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 5.25%, 7/25/36		1,745		1,582,889
Series 2011-2R, Class 2A1, 4.58%, 7/27/36 (a)(b)		1,715		1,555,676
Series 2011-4R, Class 1A1, 5.69%, 5/27/36 (a)(b)		900		801,563
Series 2011-4R, Class 2A1, 5.17%, 5/27/36 (a)(b)		1,160		1,055,600
Series 2011-4R, Class 2A1, 6.25%, 9/25/37		900		801,563
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-0A1, Class A1, 0.46%, 2/25/47 (b)		293		193,331
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 5.14%, 6/19/35 (b)		1,564		1,547,745
GSR Mortgage Loan Trust (b):
Series 2005-AR4, Class 6A1, 5.25%, 7/25/35		2,715		2,644,912
Series 2006-AR1, Class 2A1, 2.81%, 1/25/36		751		645,715
Harborview Mortgage Loan Trust, Series 2005-8, Class 1A2A, 0.59%, 9/19/35 (b)		99		70,433
Homebanc Mortgage Trust, Series 2006-2, Class A1, 0.44%, 12/25/36 (b)		737		573,870
IndyMac IMJA Mortgage Loan Trust, Series 2007-A1, Class A4, 6.00%, 8/25/37		1,100		964,887
JPMorgan Mortgage Trust, Series 2007-S1, Class 2A22, 5.75%, 3/25/37		651		560,013
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 3.78%, 5/25/36 (b)		772		589,746

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations (concluded)
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33	USD	2,739	$2,976,030
WaMu Mortgage Pass-Through Certificates, Series 2007-0A4, Class 1A, 1.10%, 5/25/47 (b)		419	295,653
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-3, Class A9, 5.50%, 3/25/36		495	502,399
Series 2006-AR4, Class 2A4, 5.66%, 4/25/36 (b)		300	289,338
Series 2007-10, Class 1A21, 6.00%, 7/25/37		239	237,403

			24,098,556

Commercial Mortgage-Backed Securities — 15.3%
Banc of America Commercial Mortgage, Inc.:
Series 2006-4, Class A4, 5.63%, 7/10/46		420	456,014
Series 2006-4, Class AM, 5.68%, 7/10/46		250	262,516
Series 2007-1, Class A4, 5.45%, 1/15/49		1,520	1,619,758
Series 2007-2, Class A4, 5.69%, 4/10/49 (b)		750	804,771
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4, 5.69%, 6/11/50 (b)		870	941,924
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.94%, 12/15/35		2,970	3,107,716
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.10%, 12/10/49 (b)		2,020	2,219,230
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.01%, 12/10/49 (b)		1,515	1,655,382
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3, 5.09%, 7/10/37 (b)		990	995,673
Credit Suisse Mortgage Capital Certificates (b):
Series 2006-C3, Class AM, 5.83%, 6/15/38		1,000	1,054,967
Series 2010-RR2, Class 2A, 5.80%, 9/15/39 (a)		1,010	1,098,384
Extended Stay America Trust, Series 2010-ESHA (a):
Class A, 2.95%, 11/05/27		2,534	2,513,513
Class C, 4.86%, 11/05/27		1,005	1,042,587
First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class D, 6.78%, 11/18/35		2,630	2,726,039
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A3, 6.27%, 12/10/35		2,228	2,308,132
GMAC Commercial Mortgage Securities, Inc.:
Series 2002-C3, Class A2, 4.93%, 7/10/39		2,580	2,696,233
Series 2004-C3, Class A4, 4.55%, 12/10/41		2,475	2,503,560
GS Mortgage Securities Corp. II, Series 2010-C2, Class C, 5.23%, 12/10/43 (a)(b)		900	908,863
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%, 10/12/35		1,712	1,728,184
Series 2004-CBX, Class A4, 4.53%, 1/12/37		2,380	2,412,230
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (b)		330	343,812
Series 2006-CB16, Class AJ, 5.62%, 5/12/45		720	702,101
Series 2007-CB19, Class A4, 5.74%, 2/12/49 (b)		645	694,704
LB-UBS Commercial Mortgage Trust (b):
Series 2004-C4, Class A3, 5.11%, 6/15/29		2,040	2,120,142
Series 2007-C6, Class A4, 5.86%, 7/15/40		825	890,786
Series 2007-C7, Class A3, 5.87%, 9/15/45		700	755,432
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A3, 4.47%, 10/12/41 (b)		4,280	4,334,388
Morgan Stanley Capital I, Series 2005-T17, Class A4, 4.52%, 12/13/41		2,663	2,701,093
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C21, Class A3, 5.20%, 10/15/44 (b)		161	164,439
Series 2006-C28, Class A2, 5.50%, 10/15/48		7,374	7,475,237
Series 2007-C33, Class A4, 5.90%, 2/15/51 (b)		2,035	2,198,179

			55,435,989

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)		Value

Interest Only Collateralized Mortgage Obligations — 0.0%
Collateralized Mortgage Obligation Trust, Series 42, Class R, 6,000.00%, 10/01/14	USD	—	(j)	$226
GSMPS Mortgage Loan Trust, Series 1998-5, Class IO, 0.97%, 6/19/27 (a)(b)		2,585		67,864
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-1, Class IO, 0.49%, 3/25/22 (b)		360		1,605

				69,695

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Morgan Stanley Capital I, Series 1997-HF1, Class X, 3.44%, 7/15/29 (a)(b)		7		2

Total Non-Agency Mortgage-Backed Securities — 22.0%				79,604,242

Other Interests (k)		Beneficial Interest (000)

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		2		191

Total Other Interests — 0.0%				191

Preferred Securities

Capital Trusts		Par (000)

Insurance — 0.8%
The Allstate Corp., 6.50%, 5/15/67 (b)		2,150		2,206,437
Lincoln National Corp., 6.05%, 4/20/67 (b)		750		717,225

Total Capital Trusts — 0.8%				2,923,662

Preferred Stocks		Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)(c)		12,873		—

Thrifts & Mortgage Finance — 0.1%
Fannie Mae, 8.25% (c)		10,000		19,500
Fannie Mae, Series O, 0.00% (c)		40,000		128,000
Freddie Mac, Series Z, 8.38% (c)		94,539		183,406

Total Preferred Stocks — 0.1%				330,906

Total Preferred Securities — 0.9%				3,254,568

Taxable Municipal Bonds		Par (000)

City of Chicago Illinois, RB, Build America Bonds, 6.40%, 1/01/40	USD	250		240,293
East Bay Municipal Utility District, RB, Build America Bonds, 5.87%, 6/01/40		950		953,078
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 1/15/40		1,260		1,291,651

Taxable Municipal Bonds		Par (000)		Value

Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39	USD	670		$764,470
New York City Municipal Water Finance Authority, RB:
Build America Bonds, 5.72%, 6/15/42		690		676,545
Second General Resolution, Series EE, 5.38%, 6/15/43		385		390,386
Second General Resolution, Series EE, 5.50%, 6/15/43		465		477,722
New York State Dormitory Authority, RB, Build America Bonds:
5.63%, 3/15/39		550		540,447
5.60%, 3/15/40		950		896,762
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		395		403,892
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		1,100		1,157,343
Build America Bonds, 7.35%, 11/01/39		540		571,509
Build America Bonds, Various Purpose, 7.50%, 4/01/34		360		389,113
Various Purpose, Series 3, 5.45%, 4/01/15		2,475		2,613,897
University of California, RB, Build America Bonds, 5.95%, 5/15/45		440		407,158

Total Taxable Municipal Bonds — 3.3%				11,774,266

U.S. Government Sponsored Agency Securities

Agency Obligations — 3.7%
Fannie Mae (d):
6.45%, 10/09/19 (l)		6,125		4,086,288
5.63%, 7/15/37 (e)		825		921,670
Federal Home Loan Banks:
5.25%, 12/09/22		700		772,998
5.37%, 9/09/24 (m)		1,100		1,219,854
Federal Housing Administration, Merrill Projects:
Series 29, 7.43%, 10/01/20		42		41,978
Series 42, 7.43%, 9/25/22		41		40,990
Federal Housing Administration, Westmore Project, 7.25%, 4/01/21		1,372		1,372,348
Resolution Funding Corp., 8.57%, 4/15/30 (l)		6,055		2,429,781
Tennessee Valley Authority, 5.25%, 9/15/39 (d)		2,405		2,518,752

				13,404,659

Collateralized Mortgage Obligations — 0.3%
Fannie Mae Mortgage-Backed Securities:
Series 1991-46, Class S, 1,402.63%, 5/25/21 (b)		—	(j)	2,783
Series 1991-87, Class S, 25.94%, 8/25/21 (b)		28		41,939
Series 2005-5, Class PK, 5.00%, 12/25/34		1,107		1,178,750
Series G-7, Class S, 116.20%, 3/25/21 (b)		—	(j)	1,780
Series G-17, Class S, 580.11%, 6/25/21 (b)		—	(j)	2,546
Series G-33, Class PV, 1,078.42%, 10/25/21		—	(j)	3,219
Series G-49, Class S, 5.55%, 12/25/21 (b)		—	(j)	1,092
Freddie Mac Mortgage-Backed Securities:
Series 19, Class R, 9,757.35%, 3/15/20 (b)		—	(j)	741
Series 75, Class R, 9.50%, 1/15/21		—	(j)	1
Series 75, Class RS, 22.67%, 1/15/21 (b)		—	(j)	1
Series 173, Class R, 9.00%, 11/15/21		—	(j)	7
Series 173, Class RS, 9.19%, 11/15/21 (b)		—	(j)	7
Series 1057, Class J, 1,008.00%, 3/15/21		—	(j)	1,163

				1,234,029

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	75

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)		Value

Federal Deposit Insurance Corporation Guaranteed — 0.7%
General Electric Capital Corp.:
2.00%, 9/28/12 (d)	USD	1,850		$1,891,092
2.13%, 12/21/12		525		538,214

				2,429,306

Interest Only Collateralized Mortgage Obligations — 0.1%
Fannie Mae Mortgage-Backed Securities:
Series 7, Class 2, 8.50%, 4/01/17		2		378
Series 89, Class 2, 8.00%, 10/01/18		4		580
Series 94, Class 2, 9.50%, 8/01/21		2		350
Series 1990-123, Class M, 1,009.50%, 10/25/20		—	(j)	279
Series 1990-136, Class S, 19.80%, 11/25/20 (b)		6		9,391
Series 1991-38, Class N, 1,008.50%, 4/25/21		—	(j)	1
Series 1991-99, Class L, 930.00%, 8/25/21		—	(j)	1,327
Series 1991-139, Class PT, 648.30%, 10/25/21		—	(j)	1,241
Series 1997-50, Class SI, 1.20%, 4/25/23 (b)		190		6,560
Series G-10, Class S, 575.40%, 5/25/21 (b)		—	(j)	5,457
Series G-12, Class S, 608.10%, 5/25/21 (b)		—	(j)	4,256
Series G92-5, Class H, 9.00%, 1/25/22		37		5,553
Freddie Mac Mortgage-Backed Securities:
Series 176, Class M, 1,010.00%, 7/15/21		—	(j)	362
Series 200, Class R, 98,522.80%, 12/15/22 (b)		—	(j)	7
Series 1043, Class H, 21.94%, 2/15/21 (b)		4		8,703
Series 1054, Class I, 435.30%, 3/15/21 (b)		—	(j)	639
Series 1056, Class KD, 1,084.50%, 3/15/21		—	(j)	750
Series 1148, Class E, 592.50%, 10/15/21 (b)		—	(j)	2,593
Series 1254, Class Z, 8.50%, 4/15/22		76		16,167
Series 2611, Class QI, 5.50%, 9/15/32		2,405		317,147

				381,741

Mortgage-Backed Securities — 58.1%
Fannie Mae Mortgage-Backed Securities (n):
4.00%, 3/15/41		46,700		46,209,553
4.50%, 3/15/41		38,100		38,851,279
5.00%, 2/15/41 – 4/15/41		52,100		54,509,738
5.50%, 12/01/13 – 4/15/41		40,004		42,731,945
6.00%, 3/01/16 – 3/15/41		26,106		28,404,082
Freddie Mac Mortgage-Backed Securities, 4.50%, 3/15/41 (n)		100		101,828
Ginnie Mae Mortgage-Backed Securities, 8.00%, 4/15/24 – 6/15/25		20		24,043

				210,832,468

Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities:
Series 203, Class 1, 2/01/23		11		9,463
Series 228, Class 1, 6/01/23		7		6,332
Series 1993-51, Class E, 2/25/23		35		31,264
Series 1993-70, Class A, 5/25/23		5		4,701
Freddie Mac Mortgage-Backed Securities, Series 1739, Class B, 2/15/24		24		23,342

				75,102

Total U.S. Government Sponsored Agency Securities — 62.9%				228,357,305

U.S. Treasury Obligations		Par (000)	Value

U.S. Treasury Bonds (d):
8.13%, 8/15/21	USD	1,550	$2,189,617
8.00%, 11/15/21		7,065	9,916,392
6.25%, 8/15/23		4,990	6,227,365
3.50%, 2/15/39		2,865	2,409,287
4.38%, 5/15/40		8,225	8,063,050
3.88%, 8/15/40		1,335	1,198,579
4.25%, 11/15/40		12,900	12,373,925
4.75%, 2/15/41		4,855	5,062,852
U.S. Treasury Notes:
0.63%, 1/31/13 (d)		9,700	9,695,072
0.50%, 10/15/13 (d)		2,745	2,710,687
1.25%, 2/15/14 (d)		1,855	1,859,638
2.00%, 1/31/16 (d)		8,495	8,454,513
2.63%, 1/31/18 (d)		2,595	2,566,009
2.63%, 8/15/20		1,105	1,038,700
2.63%, 11/15/20 (d)		15,229	14,248,165
3.63%, 2/15/21 (d)		3,520	3,582,149
4.25%, 5/15/39 (d)		2,770	2,665,261

Total U.S. Treasury Obligations — 26.0%			94,261,261

Warrants (o)		Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (a)		14,710	—

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		101	1

Total Warrants — 0.0%			1

Total Long-Term Investments (Cost — $706,365,317) — 199.1%			721,538,766

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (p)(q)		6,527,500	6,527,500

Total Short-Term Securities (Cost — $6,527,500) — 1.8%			6,527,500

Options Purchased		Contracts

Exchange-Traded Call Options — 0.0%
Ten-Year U.S. Treasury Bond, Strike Price USD 120.50, Expires 5/20/11		98	93,406

Exchange-Traded Put Options — 0.1%
Ten-Year U.S. Treasury Bond, Strike Price USD 117.50, Expires 3/25/11		71	26,625
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 98.25, Expires 9/16/11		265	175,562

			202,187

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA) (Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Call Swaptions — 0.8%
Receive a fixed rate of 4.22% and pay a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker Credit Suisse International	USD	4,500	$242,224
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Credit Suisse International		5,600	96,277
Receive a fixed rate of 4.01% and pay a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA		6,000	229,883
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank NA		10,700	306,334
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		5,000	21,333
Receive a fixed rate of 3.12% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		3,000	21,765
Receive a fixed rate of 3.54% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		6,500	113,658
Receive a fixed rate of 3.63% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		3,100	63,911
Receive a fixed rate of 3.99% and pay a floating rate based on 3-month LIBOR, Expires 1/12/12, Broker UBS AG		1,700	59,531
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		9,300	61,470
Receive a fixed rate of 4.29% and pay a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		2,100	104,266
Receive a fixed rate of 4.33% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		2,100	108,757
Receive a fixed rate of 4.39% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		2,300	120,531
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		4,200	124,617
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		4,700	146,009
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		4,700	111,208
Receive a fixed rate of 3.30% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA		4,000	57,019
Receive a fixed rate of 3.46% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		5,500	96,396
Receive a fixed rate of 3.81% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank NA		1,400	37,306
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		1,600	45,792
Receive a fixed rate of 5.20% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		9,300	661,248

			2,829,535

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Put Options — 0.0%
EUR Put Option, Strike Price USD 86.00, Expires 5/20/11, Broker Deutsche Bank AG	USD	2,915	$10,436
JPY Put Option, Strike Price USD 1.32, Expires 5/19/11, Broker Citibank NA		12,730	121,035

			131,471

Over-the-Counter Put Swaptions — 1.1%
Pay a fixed rate of 4.22% and receive a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker Credit Suisse International		4,500	9,980
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Credit Suisse International		9,100	46,298
Pay a fixed rate of 4.01% and receive a floating rate based on 3-month LIBOR, Expires 5/16/11, Broker Goldman Sachs Bank USA		6,000	39,250
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank NA		10,700	111,360
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		5,000	358,717
Pay a fixed rate of 3.12% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		3,000	216,492
Pay a fixed rate of 3.54% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		6,500	323,870
Pay a fixed rate of 3.63% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		3,100	139,605
Pay a fixed rate of 3.99% and receive a floating rate based on 3-month LIBOR, Expires 1/12/12, Broker UBS AG		1,700	57,834
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		9,300	75,871
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		4,400	17,401
Pay a fixed rate of 4.29% and receive a floating rate based on 3-month LIBOR, Expires 2/06/12, Broker UBS AG		2,100	54,748
Pay a fixed rate of 4.33% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker UBS AG		2,100	52,458
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		2,300	71,660
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		4,200	237,206
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		4,700	259,789
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		4,700	319,991
Pay a fixed rate of 3.46% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		5,500	489,653
Pay a fixed rate of 3.30% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA		4,000	393,370

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	77

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value

Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 3.81% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank NA	USD	1,400	$130,147
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		1,600	145,958
Pay a fixed rate of 5.20% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		9,300	533,684

			4,085,342

Total Options Purchased (Cost — $8,738,783) — 2.0%			7,341,941

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $721,631,600*) — 202.9%			735,408,207

TBA Sale Commitments	Par (000)

Fannie Mae Mortgage-Backed Securities:
4.00%, 3/15/41	34,100	(33,620,486)
4.50%, 3/15/41	28,600	(29,149,663)
5.00%, 2/15/41 – 4/15/41	47,000	(49,169,880)
5.50%, 12/01/13 – 4/15/41	34,200	(36,529,184)
6.00%, 3/01/16 – 3/15/41	32,000	(34,746,082)

Total TBA Sale Commitments (Proceeds — $182,488,008) — (50.5)%		(183,215,295)

Options Written	Contracts

Exchange-Traded Call Options — (0.1)%
10-Year U.S. Treasury Bond:
Strike Price USD 122.50, Expires 5/20/11	98	(39,813)
Strike Price USD 121.50, Expires 5/20/11	98	(62,781)

		(102,594)

Exchange-Traded Put Options — (0.0)%
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 97.75, Expires 9/16/11	265	(92,750)

	Notional Amount (000)

Over-the-Counter Call Swaptions — (1.2)%
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc	USD	6,800	(286,459)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA		3,500	(146,820)
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker UBS AG		5,000	(145,657)

Options Written	Notional Amount (000)		Value

Over-the-Counter Call Swaptions (continued)
Pay a fixed rate of 3.82% and receive a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank NA	USD	3,200	$(89,139)
Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank NA		2,300	(64,772)
Pay a fixed rate of 3.85% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		1,300	(38,141)
Pay a fixed rate of 3.95% and receive a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA		2,000	(67,260)
Pay a fixed rate of 4.00% and receive a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank NA		3,000	(106,829)
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		2,800	(100,718)
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		3,500	(126,693)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		9,200	(95,982)
Pay a fixed rate of 4.14% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		3,500	(139,282)
Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		3,500	(126,281)
Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA		1,700	(47,122)
Pay a fixed rate of 3.77% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		3,300	(84,998)
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		4,600	(129,889)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		2,000	(67,904)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		4,800	(337,450)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		3,300	(236,180)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		6,000	(446,584)
Pay a fixed rate of 4.32% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		500	(21,535)
Pay a fixed rate of 4.07% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,700	(58,418)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Credit Suisse International		2,600	(88,458)
Pay a fixed rate of 5.33% and receive a floating rate based on 3-month LIBOR, Expires 7/17/13, Broker JPMorgan Chase Bank NA		9,200	(620,266)

See Notes to Financial Statements.

78	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value

Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 3.44% and receive a floating rate based on 6-month EURIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	1,300	$(684)
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc	USD	1,000	(57,902)
Pay a fixed rate of 5.08% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America NA		3,500	(249,986)
Pay a fixed rate of 5.11% and receive a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank NA		3,800	(275,804)
Pay a fixed rate of 4.84% and receive a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker JPMorgan Chase Bank NA		2,600	(150,947)

			(4,408,160)

Over-the-Counter Put Swaptions — (1.2)%
Receive a fixed rate of 1.80% and pay a floating rate based on 3-month LIBOR, Expires 3/02/11, Broker Royal Bank of Scotland Plc		13,900	(366,111)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG		3,700	(64,791)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		6,800	(35,210)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA		3,500	(18,610)
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 6/02/11, Broker UBS AG		5,000	(60,879)
Receive a fixed rate of 3.82% and pay a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank NA		3,200	(118,383)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank NA		2,300	(85,302)
Receive a fixed rate of 3.85% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		1,300	(46,681)
Receive a fixed rate of 3.95% and pay a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA		2,000	(64,300)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank NA		3,000	(98,522)
Receive a fixed rate of 4.02% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker Goldman Sachs Bank USA		2,800	(98,545)
Receive a fixed rate of 4.02% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG		3,500	(122,512)
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		9,200	(58,283)
Receive a fixed rate of 4.14% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		3,500	(151,880)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		3,500	(165,142)

Options Written	Notional Amount (000)		Value

Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA	USD	1,700	$(103,849)
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		3,300	(245,375)
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		4,600	(322,745)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		2,000	(125,738)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		4,800	(177,227)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		3,300	(119,714)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		6,000	(220,149)
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		500	(31,169)
Receive a fixed rate of 4.07% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,700	(128,711)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 7/15/13, Broker Credit Suisse International		2,600	(199,177)
Receive a fixed rate of 5.33% and pay a floating rate based on 3-month LIBOR, Expires 7/17/13, Broker JPMorgan Chase Bank NA		9,200	(136,384)
Receive a fixed rate of 3.44% and pay a floating rate based on 6-month EURIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	1,300	(504)
Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, Expires 1/27/14, Broker Royal Bank of Scotland Plc	USD	1,000	(57,495)
Receive a fixed rate of 5.08% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Bank of America NA		3,500	(166,547)
Receive a fixed rate of 5.11% and pay a floating rate based on 3-month LIBOR, Expires 2/10/14, Broker Citibank NA		3,800	(177,947)
Receive a fixed rate of 4.84% and pay a floating rate based on 3-month LIBOR, Expires 12/02/14, Broker JPMorgan Chase Bank NA		2,600	(171,569)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank NA		7,900	(364,095)

			(4,303,546)

Total Options Written (Premiums Received — $9,476,295) — (2.5)%			(8,907,050)

Total Investments, Net of TBA Sale Commitments and Options Written — 149.9%			543,285,862
Liabilities in Excess of Other Assets — (49.9)%			(180,905,113)

Net Assets — 100.0%			$362,380,749

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	79

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$722,238,300

Gross unrealized appreciation	$24,422,660
Gross unrealized depreciation	(11,252,753)

Net unrealized appreciation	$13,169,907

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Credit Suisse Securities (USA) LLC	$416,556	$1,556

(j)	Amount is less than $1,000.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(m)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(n)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Banque Nationale De Paris	$1,157,810	$2,810
Citigroup Global Markets Inc.	$(2,723,970)	$(89,735)
Credit Suisse Securities (USA) LLC	$12,397,500	$141,187
Deutsche Bank Securities, Inc.	$(29,371,435)	$28,674
Goldman Sachs & Co.	$(40,359)	$82,071
Greenwich Financial Services	$4,220,505	$51,161
JPMorgan	$2,267,657	$27,204
Morgan Stanley & Co., Inc.	$(44,682)	$(854)
Nomura Securities International, Inc.	$35,541,936	$468,467
UBS Securities	$884,780	$32,030

(o)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(p)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	—	6,527,500	6,527,500	$1,327

(q)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of February 28, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Barclays Capital, Inc.	0.28%	10/19/10	Open	$6,335,509	$6,328,962
UBS Securities LLC	0.38%	11/3/10	Open	2,407,768	2,404,773
UBS Securities LLC	0.38%	11/4/10	Open	3,174,541	3,170,625
Credit Suisse Securities (USA) LLC	0.40%	11/22/10	Open	2,059,263	2,057,000
Merrill Lynch	0.00%	12/13/10	Open	29,477,013	29,477,013
Deutsche Bank, NA	0.40%	12/14/10	Open	2,501,826	2,499,687
Deutsche Bank, NA	0.40%	12/16/10	Open	4,473,725	4,470,000
Deutsche Bank, NA	0.40%	12/17/10	Open	5,629,876	5,625,250
Credit Suisse Securities (USA) LLC	0.40%	12/22/10	Open	1,840,410	1,839,000
UBS Securities LLC	0.38%	1/10/11	Open	11,656,215	11,650,066
Credit Suisse Securities (USA) LLC	0.26%	1/19/11	Open	2,429,793	2,429,080
BNP Paribas Securities Corp.	0.21%	1/21/11	Open	799,494	799,313
Credit Suisse Securities (USA) LLC	0.40%	1/21/11	Open	1,631,707	1,631,000
Deutsche Bank, NA	0.40%	1/26/11	Open	4,408,415	4,406,750
Credit Suisse Securities (USA) LLC	0.40%	1/27/11	Open	7,703,355	7,700,531
BNP Paribas Securities Corp.	0.23%	2/10/11	3/10/11	2,482,301	2,482,000
Credit Suisse Securities (USA) LLC	0.19%	2/14/11	3/15/11	3,878,724	3,878,437
Credit Suisse Securities (USA) LLC	0.45%	2/24/11	3/11/11	8,634,775	8,634,344
Deutsche Bank, NA	0.14%	2/28/11	3/01/11	8,484,414	8,484,381
Deutsche Bank, NA	0.23%	2/28/11	3/01/11	12,480,830	12,480,750
BNP Paribas Securities Corp.	0.15%	2/28/11	3/01/11	1,857,326	1,857,319
BNP Paribas Securities Corp.	0.24%	2/28/11	3/01/11	1,485,010	1,485,000
Barclays Capital, Inc.	0.18%	2/28/11	3/01/11	9,700,049	9,700,000
Credit Suisse Securities (USA) LLC	0.03%	2/28/11	3/01/11	3,118,640	3,118,638
Credit Suisse Securities (USA) LLC	0.18%	2/28/11	3/01/11	14,352,933	14,352,861
Credit Suisse Securities (USA) LLC	0.19%	2/28/11	3/01/11	5,297,197	5,297,169

Total				$158,301,109	$158,259,949

See Notes to Financial Statements.

80	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	Foreign currency exchange contracts as of February 28, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

INR	82,506,550	USD	1,805,000	Goldman Sachs Bank USA	3/01/11	$17,745

INR	249,144,150	USD	5,478,654	Morgan Stanley & Co., Inc.	3/01/11	25,469

USD	5,427,731	INR	249,144,150	Morgan Stanley & Co., Inc.	3/01/11	(76,392)

USD	1,818,527	INR	82,506,550	Goldman Sachs Bank USA	3/01/11	(4,218)

EUR	4,335,000	USD	5,829,200	BNP Paribas SA	3/03/11	152,808
EUR	2,405,000	USD	3,189,025	Citibank NA	3/03/11	129,714
EUR	2,030,000	USD	2,669,912	Royal Bank of Scotland	3/03/11	131,350

EUR	1,330,000	USD	1,780,954	UBS AG	3/03/11	54,355
USD	1,773,131	EUR	1,350,000	BNP Paribas SA	3/03/11	(89,778)
USD	4,430,235	EUR	3,350,000	Citibank NA	3/03/11	(192,539)
USD	3,574,851	EUR	2,695,000	Deutsche Bank AG	3/03/11	(144,068)
USD	3,572,683	EUR	2,705,000	Goldman Sachs Bank USA	3/03/11	(160,035)

EUR	840,000	USD	1,132,236	Citibank NA	3/23/11	26,617
USD	1,084,509	EUR	840,000	UBS AG	3/23/11	(74,344)
USD	832,260	GBP	533,500	Citibank NA	4/14/11	(34,704)
USD	429,150	GBP	267,000	Deutsche Bank AG	4/14/11	(4,739)
USD	450,577	GBP	279,500	UBS AG	4/14/11	(3,624)
USD	123,963	GBP	77,000	Royal Bank of Scotland	4/14/11	(1,164)

USD	3,020,964	EUR	2,207,500	Citibank NA	4/27/11	(23,201)
EUR	1,025,000	USD	1,404,948	Citibank NA	5/06/11	8,368
USD	1,381,434	EUR	1,025,000	UBS AG	5/06/11	(31,881)

Total						$(294,261)

•	Financial futures contracts purchased as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

57	5-Year U.S. Treasury Note	Chicago Board of Trade	March 2011	$6,707,528	$11,348
1	Euro-Bund	Chicago Mercantile	March 2011	$172,240	(961)
30	Euro-Dollar	Chicago Mercantile	March 2011	$7,463,033	13,342
57	2-Year U.S. Treasury Bond	Chicago Board of Trade	June 2011	$12,420,520	22,401
307	30-Year U.S. Treasury Bond	Chicago Board of Trade	June 2011	$36,818,338	127,194

Total					$173,324

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Depreciation

45	2-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$9,853,971	$(326)
414	10-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$49,464,855	(357,458)
29	30-Year Ultra U.S. Treasury Bond	Eurex	March 2011	$3,512,119	(114,693)
406	5-Year U.S. Treasury Bond	Chicago Board of Trade	June 2011	$47,236,246	(240,379)
102	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2011	$12,004,231	(138,550)
60	Euro-Dollar	Chicago Mercantile	December 2011	$14,836,350	(72,150)

Total					$(923,556)

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$1,400	$(77,694)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$1,400	(67,048)
MGIC	5.00%	Citibank NA	12/20/15	$840	(41,442)
Investment Corp.
Spain	1.00%	Citibank NA	3/20/16	$936	(2,742)
(Kingdom of)
Spain	1.00%	JPMorgan	3/20/16	$4,682	(6,637)
(Kingdom of)		Chase Bank NA
The PMI	5.00%	Citibank NA	9/20/16	$1,400	18,962
Group, Inc.
The New York	1.00%	Barclays Bank Plc	12/20/16	$1,800	(34,752)
Times Co.

Total					$(211,353)

•	Credit default swaps on traded indexes — buy protection outstanding as of February 28, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Depreciation

Dow Jones	5.00%	Morgan	12/20/15	$990	$(1,721)
CDX Emerging		Stanley Capital
Markets Series 14		Services, Inc.
Dow Jones CDX	5.00%	Credit Suisse	12/20/15	$5,000	(35,389)
North America		International
High Yield
Index Series 15

Total					$(37,110)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	81

Schedule of Investments (continued)	BlackRock Income Opportunity Trust, Inc. (BNA)

•	Interest rate swaps outstanding as of February 28, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.63% (a)	3-month LIBOR	Credit Suisse International	11/26/12	$23,200	$42,926
0.96% (a)	3-month LIBOR	Deutsche Bank AG	2/08/13	$7,600	(16,877)
0.92% (b)	3-month LIBOR	Credit Suisse International	2/28/13	$3,800	3,398
0.91% (b)	3-month LIBOR	Deutsche Bank AG	2/28/13	$6,100	3,642
1.32% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	10/22/15	$1,500	(59,070)
1.35% (b)	3-month LIBOR	Credit Suisse International	10/25/15	$1,600	(61,140)
1.39% (b)	3-month LIBOR	Deutsche Bank AG	10/27/15	$1,900	(69,978)
3.73% (b)	3-month LIBOR	Credit Suisse International	2/15/21	$700	12,597
3.74% (b)	3-month LIBOR	Deutsche Bank AG	2/15/21	$200	3,772
3.77% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	2/15/21	$1,300	27,748
3.67% (b)	3-month LIBOR	Credit Suisse International	2/22/21	$3,100	37,873
3.57% (b)	3-month LIBOR	Citibank NA	2/25/21	$300	1,233
4.47% (a)	3-month LIBOR	Barclays Bank Plc	2/15/41	$1,400	(49,853)

Total					$(123,729)

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$15,965,455	$4,275,491	$20,240,946
Common Stocks	—	532	—	532
Corporate Bonds	—	280,784,580	—	280,784,580
Foreign Agency Obligations	—	3,260,874	—	3,260,874
Non-Agency Mortgage-Backed Securities	—	78,021,060	1,583,182	79,604,242
Other Interests	—	—	191	191
Preferred Securities	$202,906	3,051,662	—	3,254,568
Taxable Municipal Bonds	—	11,774,266	—	11,774,266
U.S. Government Sponsored Agency Securities	—	226,901,225	1,456,080	228,357,305
U.S. Treasury Obligations	—	94,261,261	—	94,261,261
Warrants	—	—	1	1
Short-Term Securities	6,527,500	—	—	6,527,500
Liabilities:
Investments in Securities:
Long-Term Investments:
TBA Sale Commitments	—	(183,215,295)	—	(183,215,295)

Total	$6,730,406	$530,805,620	$7,314,945	$544,850,971

See Notes to Financial Statements.

82	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (concluded)	BlackRock Income Opportunity Trust, Inc. (BNA)

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$18,962	—	$18,962
Foreign currency exchange contracts	—	677,897	—	677,897
Interest rate contracts	$469,878	7,048,066	—	7,517,944
Liabilities:
Credit contracts	—	(267,425)	—	(267,425)
Foreign currency exchange contracts	—	(840,687)	—	(840,687)
Interest rate contracts	(1,119,861)	(8,968,624)	—	(10,088,485)

Total	$(649,983)	$(2,331,811)	—	$(2,981,794)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Securities	U.S. Government Sponsored Agency Securities	Warrants	Total

Assets:
Balance, as of August 31, 2010	$5,145,849	$13,235	$1,100	$2,331,908	$381	$65,455	$1,499,795	—	$9,057,723
Accrued discounts/ premiums	(37,773)	—	—	(5,361)	—	—	(2,757)	—	(45,891)
Net realized Gain (loss)	(37,408)	(339,688)	—	34,483	—	130,416	(1,133)	—	(213,330)
Net change in appreciation/depreciation[2]	564,997	363,361	37,671	(141,112)	(190)	(13,289)	(79,036)	$1	732,403
Purchases	1,781,342	—	—	1,582,889	—	—	—	—	3,364,231
Sales	—	(36,908)	—	(1,505,280)	—	(182,582)	39,211	—	(1,685,559)
Transfers in3	—	—	—	—	—	—	—	—	—
Transfers out[3]	(3,141,516)	—	(38,771)	(714,345)	—	—	—	—	(3,894,632)

Balance, as of February 28, 2011	$4,275,491	—	—	$1,583,182	$191	—	$1,456,080	$1	$7,314,945

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at February 28, 2011 was $(717,307).

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	83

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M2, 0.70%, 3/25/35 (a)	$5,890		$5,373,164
Freddie Mac Mortgage-Backed Securities, Series T-11, Class A9, 2.37%, 1/25/28 (a)	2,549		2,500,361
GSAA Home Equity Trust, Series 2005-1, Class AF2, 4.32%, 11/25/34 (a)	639		642,076
Securitized Asset-Backed Receivables LLC Trust, Series 2005-OP2, Class M1, 0.69%, 10/25/35 (a)	1,875		1,326,437
Small Business Administration Participation Certificates:
Series 1996-20E, Class 1, 7.60%, 5/01/16	236		251,999
Series 1996-20G, Class 1, 7.70%, 7/01/16	223		245,450
Series 1996-20H, Class 1, 7.25%, 8/01/16	316		342,938
Series 1996-20K, Class 1, 6.95%, 11/01/16	586		626,391
Series 1997-20C, Class 1, 7.15%, 3/01/17	242		263,621

			11,572,437

Interest Only — 0.2%
Small Business Administration, Series 1, 1.00%, 4/01/15	2,056		20,561
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (b)	4,882		314,372
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29	9		637,987

			972,920

Total Asset-Backed Securities — 2.5%			12,545,357

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 2.7%
Collateralized Mortgage Obligation Trust, Series 40, Class R, 580.50%, 4/01/18	—	(c)	143
Countrywide Alternative Loan Trust, Series 2005-28CB, Class 1A5, 5.50%, 8/25/35	1,289		1,235,499
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR5, Class 22A, 5.50%, 10/25/21	1,240		1,108,172
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.53%, 10/25/35 (a)	3,297		2,535,668
JPMorgan Mortgage Trust, Series 2006-A7, Class 2A2, 5.71%, 1/25/37 (a)	454		346,269
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, 16.14%, 8/25/23 (a)	54		59,512
Residential Funding Securities LLC, Series 2003-RM2, Class AI5, 8.50%, 5/25/33	3,835		4,166,443
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-11, Class A, 2.66%, 8/25/34 (a)	1,410		1,318,415
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1, Class 2A1C, 1.40%, 1/25/46 (a)	5,330		2,702,706

			13,472,827

Commercial Mortgage-Backed Securities — 3.8%
Credit Suisse Mortgage Capital Certificates:
Series 2006-C5, Class A2, 5.25%, 12/15/39 (d)	13,093		13,290,170
Series 2007-C2, Class A3, 5.54%, 1/15/49 (a)	2,420		2,541,785
First Union-Lehman Brothers Commercial Mortgage, Series 1997-C2, Class D, 7.12%, 11/18/29	2,540		2,707,685

			18,539,640

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Interest Only Collateralized Mortgage Obligations — 1.2%
Bank of America Mortgage Securities, Inc., Series 2003-3, Class 1AIO, 0.29%, 5/25/18 (a)	$100,144		$829,489
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	1,029		110,239
Collateralized Mortgage Obligation Trust, Series 42, Class R, 6,000.00%, 10/01/14	—	(c)	484
First Boston Mortgage Securities Corp., Series C, Class I-O, 10.97%, 4/25/17	28		4,236
GSMPS Mortgage Loan Trust, Series 1998-5, Class IO, 0.97%, 6/19/27 (a)(b)	5,140		134,908
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 1/25/37	113,207		566,033
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3AX, 0.98%, 4/25/34	13,744		154,615
MASTR Alternative Loans Trust, Series 2003-9, Class 15X2, 6.00%, 1/25/19	674		96,057
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 1AX, 5.00%, 5/25/19	736		78,866
Sequoia Mortgage Trust, Series 2005-2, Class XA, 1.00%, 3/20/35 (a)	40,157		652,556
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-18, Class 7AX, 5.50%, 9/25/35 (a)	129		15,013
Series 2005-20, Class 3AX, 5.50%, 10/25/35	1,764		202,820
Series 2006-7, Class 3AS, 2.37%, 8/25/36 (a)	29,758		3,124,639
Vendee Mortgage Trust, Series 1999-2, Class 1IO, 0.05%, 5/15/29 (a)	59,501		105,097

			6,075,052

Interest Only Commercial Mortgage-Backed Securities — 0.0%
CS First Boston Mortgage Securities Corp., Series 1997-C1, Class AX, 1.67%, 6/20/29 (a)(b)	3,045		101,718
Morgan Stanley Capital I, Series 1997-HF1, Class X, 3.44%, 7/15/29 (a)(b)	22		8

			101,726

Principal Only Collateralized Mortgage Obligations — 0.8%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-26, Class PO, 8/25/33	2,121		1,679,600
Series 2003-J4, Class PO, 6/25/33	371		278,089
Series 2003-J5, Class PO, 7/25/33	645		495,883
Series 2003-J8, Class PO, 9/25/23	475		387,586
Drexel Burnham Lambert CMO Trust, Class 1:
Series K, 9/23/17	11		11,119
Series V, 9/01/18	55		54,947
MASTR Asset Securitization Trust, Series 2004-3, Class 4A15, 3/25/34	104		93,618
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 2/25/36	946		612,166
Structured Mortgage Asset Residential Trust, Series 1993-3C, Class CX, 4/25/24	8		5,395
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 11/25/35	642		423,926

			4,042,329

Total Non-Agency Mortgage-Backed Securities — 8.5%			42,231,574

See Notes to Financial Statements.

84	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value

Agency Obligations — 2.2%
Federal Housing Administration, General Motors Acceptance Corp. Projects, Series 56, 7.43%, 11/01/22	$225		$225,375
Federal Housing Administration, Merrill Projects, Series 54, 7.43%, 5/15/23	2		2,048
Federal Housing Administration, Reilly Project, Series 41, 8.28%, 3/01/20	599		598,822
Federal Housing Administration, USGI Projects:
Series 87, 7.43%, 12/01/22	68		68,113
Series 99, 7.43%, 6/01/21	4,564		4,563,634
Series 99, 7.43%, 10/01/23	42		42,397
Series 99, 7.43%, 10/01/23	125		125,265
Resolution Funding Corp., 9.89%, 4/15/30 (e)	13,000		5,216,705

			10,842,359

Collateralized Mortgage Obligations — 13.2%
Fannie Mae Mortgage-Backed Securities:
Series 1991-38, Class F, 8.33%, 4/25/21 (a)	3		2,665
Series 1991-38, Class SA, 10.19%, 4/25/21 (a)	3		2,693
Series 1991-46, Class S, 1,400.00%, 5/25/21 (a)	—	(c)	6,051
Series 1991-87, Class S, 25.94%, 8/25/21 (a)	62		91,637
Series 1993-247, Class SN, 10.00%, 12/25/23 (a)	462		589,452
Series 2003-32, Class VT, 6.00%, 9/25/15	4,479		4,607,060
Series 2003-135, Class PB, 6.00%, 1/25/34	12,264		13,346,375
Series 2004-29, Class HC, 7.50%, 7/25/30	686		724,988
Series 2004-31, Class ZG, 7.50%, 5/25/34	3,036		3,524,826
Series 2005-68, Class PC, 5.50%, 7/25/35	997		1,078,893
Series 2005-73, Class DS, 16.87%, 8/25/35 (a)	3,386		4,235,625
Series 2006-2, Class KP, 0.00%, 2/25/35 (a)	263		244,606
Series G-7, Class S, 116.20%, 3/25/21 (a)	—	(c)	3,820
Series G-17, Class S, 580.11%, 6/25/21 (a)	—	(c)	5,527
Series G-33, Class PV, 1,078.42%, 10/25/21	—	(c)	6,910
Series G-49, Class S, 5.55%, 12/25/21 (a)	—	(c)	2,382
Freddie Mac Mortgage-Backed Securities:
Series 19, Class F, 8.50%, 3/15/20	101		109,672
Series 19, Class R, 9,757.35%, 3/15/20 (a)	—	(c)	1,591
Series 40, Class K, 6.50%, 8/17/24	393		444,304
Series 75, Class R, 9.50%, 1/15/21	—	(c)	3
Series 75, Class RS, 22.67%, 1/15/21 (a)	—	(c)	3
Series 173, Class R, 9.00%, 11/15/21	—	(c)	15
Series 173, Class RS, 9.19%, 11/15/21 (a)	—	(c)	15
Series 192, Class U, 1.01%, 2/15/22 (a)	—	(c)	68
Series 1057, Class J, 1,008.00%, 3/15/21	—	(c)	2,497
Series 1160, Class F, 38.83%, 10/15/21 (a)	21		40,052
Series 1961, Class H, 6.50%, 5/15/12	2		2,365
Series 2218, Class Z, 8.50%, 3/15/30	5,811		6,595,703
Series 2542, Class UC, 6.00%, 12/15/22	9,589		10,539,926
Series 2758, Class KV, 5.50%, 5/15/23	9,748		10,648,929
Series 2765, Class UA, 4.00%, 3/15/11	75		75,239
Series 2861, Class AX, 10.40%, 9/15/34 (a)	279		310,072
Series 2927, Class BZ, 5.50%, 2/15/35	2,884		3,058,577
Ginnie Mae Mortgage-Backed Securities:
Series 1996-5, Class Z, 7.00%, 5/16/26	609		665,860
Series 2001-33, Class PB, 6.50%, 7/20/31	996		1,040,646
Series 2004-89, Class PE, 6.00%, 10/20/34	3,392		3,702,513

			65,711,560

Federal Deposit Insurance Corporation Guaranteed — 0.8%
Citigroup Funding, Inc., 1.88%, 10/22/12	3,800		3,877,315

U.S. Government Sponsored Agency Securities	Par (000)		Value

Interest Only Collateralized Mortgage Obligations — 2.6%
Fannie Mae Mortgage-Backed Securities:
Series 7, Class 2, 8.50%, 4/01/17	$5		$812
Series 89, Class 2, 8.00%, 10/01/18	9		1,244
Series 94, Class 2, 9.50%, 8/01/21	3		751
Series 1990-123, Class M, 1,009.50%, 10/25/20	—	(c)	574
Series 1990-136, Class S, 19.80%, 11/25/20 (a)	14		20,009
Series 1991-38, Class N, 1,008.50%, 4/25/21	—	(c)	3
Series 1991-99, Class L, 930.00%, 8/25/21	—	(c)	2,849
Series 1991-139, Class PT, 648.30%, 10/25/21	—	(c)	2,665
Series 1993-199, Class SB, 2.63%, 10/25/23 (a)	921		125,528
Series 1996-68, Class SC, 2.26%, 1/25/24 (a)	599		46,011
Series 1997-50, Class SI, 1.20%, 4/25/23 (a)	381		13,119
Series 1997-90, Class M, 6.00%, 1/25/28	6,810		1,183,652
Series 1999-W4, Class IO, 6.50%, 12/25/28	402		80,750
Series 2005-43, Class IC, 6.00%, 3/25/34	12		156
Series G-10, Class S, 575.40%, 5/25/21 (a)	—	(c)	11,896
Series G-12, Class S, 608.10%, 5/25/21 (a)	—	(c)	9,272
Series G-50, Class G, 1,158.60%, 12/25/21	—	(c)	67
Series G92-5, Class H, 9.00%, 1/25/22	96		14,280
Series G92-12, Class C, 1,016.80%, 2/25/22	—	(c)	5,786
Series G92-60, Class SB, 1.60%, 10/25/22 (a)	—	(c)	10,469
Freddie Mac Mortgage-Backed Securities:
Series 176, Class M, 1,010.00%, 7/15/21	—	(c)	772
Series 200, Class R, 98,522.80%, 12/15/22 (a)	—	(c)	15
Series 1043, Class H, 0.02%, 2/15/21 (a)	8,904		18,482
Series 1054, Class I, 435.30%, 3/15/21 (a)	—	(c)	1,372
Series 1056, Class KD, 1,084.50%, 3/15/21	—	(c)	1,610
Series 1148, Class E, 592.50%, 10/15/21 (a)	—	(c)	5,567
Series 1914, Class PC, 0.75%, 12/15/11	164		297
Series 2545, Class NI, 5.50%, 3/15/22	308		7,555
Series 2559, Class IO, 5.00%, 8/15/30 (a)	233		2,972
Series 2611, Class QI, 5.50%, 9/15/32	4,389		578,837
Series 2949, Class IO, 5.50%, 3/15/35	761		66,812
Ginnie Mae Mortgage-Backed Securities:
Series 2009-92, Class SC, 5.86%, 10/16/39 (a)	12,075		1,514,632
Series 2010-42 Class BS, 6.22%, 4/20/40 (a)	17,820		3,073,597
Series 2010-47 Class AS, 6.18%, 4/20/40 (a)	24,057		3,696,093
Series 2010-101, Class YT, 2.00%, 8/16/13	64,946		2,379,434

			12,877,940

Mortgage-Backed Securities — 168.2%
Fannie Mae Mortgage-Backed Securities:
4.00%, 3/15/41 (f)	59,500		58,663,311
4.50%, 8/01/25 – 3/15/41 (f)(g)	210,102		215,270,523
5.00%, 1/01/23 – 4/15/41 (f)(g)	177,903		186,670,568
5.50%, 3/15/26 – 4/15/41 (f)(g)	240,255		257,406,300
5.97%, 8/01/16	3,074		3,386,357
6.00%, 10/01/37 – 3/15/41 (f)	42,800		47,095,302
6.50%, 3/15/41 (f)	49,900		55,700,875
7.50%, 2/01/22	—	(d)	126
9.50%, 1/01/19 – 9/01/19	3		3,534
Freddie Mac Mortgage-Backed Securities:
2.61%, 1/01/35 (a)	206		207,786
4.51%, 11/01/17 (a)	19		19,886
4.98%, 10/01/34 (a)	541		565,997
5.00%, 2/01/22 – 4/01/22 (g)	1,367		1,458,464
5.50%, 3/01/26 (f)	7,000		7,538,125
9.00%, 9/01/20 (g)	60		67,720
Ginnie Mae Mortgage-Backed Securities:
7.50%, 8/15/21 – 12/15/23	266		304,696
8.00%, 10/15/22 – 2/15/29	91		107,194
9.00%, 6/15/18 – 9/15/21	9		10,244

			834,477,008

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	85

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Principal Only Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities:
Series 203, Class 1, 2/01/23	$23	$20,317
Series 228, Class 1, 6/01/23	15	13,594
Series 1991-7, Class J, 2/25/21	20	18,175
Series 1993-51, Class E, 2/25/23	76	67,123
Series 1993-70, Class A, 5/25/23	11	10,093
Series 1999-W4, Class PO, 2/25/29	206	175,319
Series 2002-13, Class PR, 3/25/32	442	387,851
Series G93-2, Class KB, 1/25/23	183	166,019
Freddie Mac Mortgage-Backed Securities:
Series 1418, Class M, 11/15/22	82	73,536
Series 1571, Class G, 8/15/23	471	395,971
Series 1691, Class B, 3/15/24	1,095	969,932
Series 1739, Class B, 2/15/24	54	52,310
Series T-8, Class A10, 11/15/28	148	131,536

		2,481,776

Total U.S. Government Sponsored Agency Securities — 187.5%		930,267,958

U.S. Treasury Obligations

U.S. Treasury Bonds (h):
6.25%, 8/15/23	3,320	4,143,257
4.38%, 5/15/40	36,985	36,256,765
4.25%, 11/15/40 (i)	17,975	17,241,962
4.75%, 2/15/41	4,340	4,525,804
U.S. Treasury Notes:
2.00%, 1/31/16 (h)	7,840	7,802,635
2.63%, 1/31/18	3,500	3,460,898
2.63%, 8/15/20	1,455	1,367,700
2.63%, 11/15/20 (h)	19,598	18,335,911
3.63%, 2/15/21 (h)	8,665	8,817,989
4.50%, 8/15/39 (g)	330	330,928

Total U.S. Treasury Obligations — 20.6%		102,283,849

Total Long-Term Investments (Cost — $1,080,941,190) — 219.1%		1,087,328,738

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (j)(k)	36,489,702	36,489,702

Total Short-Term Securities (Cost — $36,489,702) — 7.4%		36,489,702

Options Purchased	Contracts

Exchange-Traded Call Options — 0.0%
Ten-Year U.S. Treasury Note, Strike Price USD 120.50, Expires 5/20/11	134	127,719

Exchange-Traded Put Options — 0.0%
Ten-Year U.S. Treasury Note, Strike Price USD 117.50, Expires 3/25/11	97	36,375
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 98.25, Expires 9/16/11	303	200,737

		237,112

Options Purchased	Notional Amount (000)	Value

Over-the-Counter Call Options — 0.2%
Receive a fixed rate of 5.47% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Bank of America NA	$6,200	$748,803

Over-the-Counter Put Options — 0.0%
Pay a fixed rate of 5.47% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Bank of America NA	6,200	61,570

Total Options Purchased (Cost — $895,866) — 0.2%		1,175,204

Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,118,326,758*) — 226.7%		1,124,993,644

TBA Sale Commitments (f)	Par (000)

Fannie Mae Mortgage-Backed Securities:
4.00%, 3/15/41	40,700	(40,127,677)
4.50%, 8/01/25 – 3/15/41	49,300	(50,759,383)
5.00%, 1/01/23 – 4/15/41	51,900	(54,306,192)
5.50%, 3/15/26 – 4/15/41	95,100	(101,607,183)
6.00%, 10/01/37 – 3/15/41	21,000	(22,817,802)
Freddie Mac Mortgage-Backed Securities, 5.00%, 2/01/22 – 4/01/22	1,300	(1,379,219)

Total TBA Sale Commitments (Proceeds — $269,507,715) — (54.6)%		(270,997,456)

Options Written	Contracts

Exchange-Traded Call Options — 0.0%
Ten-Year U.S. Treasury Note, Citibank NA:
Strike Price USD 121.50, Expires 5/20/11	134	(85,844)
Strike Price USD 122.50, Expires 5/20/11	134	(54,437)

		(140,281)

Exchange-Traded Put Options — 0.0%
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 97.75, Expires 9/16/11	303	(106,050)

See Notes to Financial Statements.

86	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value

Over-the-Counter Call Swaptions — (0.2)%
Pay a fixed rate of 3.43% and receive a floating rate based on 3-month LIBOR, Expires 3/24/11, Broker JPMorgan Chase Bank NA	$7,000	$(30,884)
Pay a fixed rate of 5.33% and receive a floating rate based on 3-month LIBOR, Expires 7/17/13, Broker JPMorgan Chase Bank NA	11,100	(748,364)

		(779,248)

Over-the-Counter Put Swaptions — (0.1)%
Receive a fixed rate of 3.43% and pay a floating rate based on 3-month LIBOR, Expires 3/24/11, Broker JPMorgan Chase Bank NA	7,000	(115,705)
Receive a fixed rate of 5.33% and pay a floating rate based on 3-month LIBOR, Expires 7/17/13, Broker JPMorgan Chase Bank NA	11,100	(164,551)

		(280,256)

Total Options Written (Premiums Received — $1,634,665) — (0.3)%		(1,305,835)

Total Investments, Net of TBA Sale Commitments and Options Written — 171.8%		852,690,353
Liabilities in Excess of Other Assets — (71.8)%		(356,568,539)

Net Assets — 100.0%		$496,121,814

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$1,118,609,670

Gross unrealized appreciation	$26,319,011
Gross unrealized depreciation	(19,935,037)

Net unrealized appreciation	$6,383,974

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Amount is less than $1,000.

(d)	All or a portion of security has been pledged as collateral in connection with TALF program.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank Nationale De Paris	$1,193,434	$2,497
Citigroup Global Markets, Inc.	$30,577,627	$(31,326)
Credit Suisse International	$56,711,706	$824,722
Deutsche Bank Securities, Inc.	$(29,199,002)	$61,568
Goldman Sachs & Co.	$104,933,320	$1,195,414
Greenwich Financial Services	$8,153,752	$54,533
JPMorgan Chase Securities, Inc.	$1,972,970	$24,024
Morgan Stanley & Co., Inc.	$15,644,535	$(44,223)
Nomura Securities International, Inc.	$56, 119,420	$248,553
UBS Securities	$(19,916,760)	$(186,671)

(g)	All or a portion of security has been pledged as collateral in connection with swaps.

(h)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(i)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(j)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	857,657	35,632,045	36,489,702	$6,976

(k)	Represents the current yield as of report date.

•	Interest rate floors outstanding as of February 28, 2011 were as follows:

	Notional Amount (000)	Value	Unrealized Appreciation (Depreciation)

Pay to broker the difference between 3-month LIBOR and a floor of 4.80%
Broker Goldman Sachs Bank USA Expires 3/19/11	$50,000	$(537,050)	$16,283
Pay to broker the difference between 3-month LIBOR and a floor of 5.50%
Broker Citibank NA Expires 9/17/11	$24,000	(917,760)	(457,760)

Total		$(1,454,810)	$(441,477)

•	Reverse repurchase agreements outstanding as of February 28, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Unrealized Appreciation

Barclays Capital, Inc.	0.30%	10/15/10	Open	$4,499,581	$4,494,450
Credit Suisse Securities (USA) LLC	0.24%	11/03/10	Open	8,836,946	8,830,000
Merrill Lynch & Co., Inc.	0.23%	12/08/10	Open	16,887,794	16,878,844
Merrill Lynch & Co., Inc.	0.18%	1/21/11	Open	11,627,267	11,625,000
Credit Suisse Securities (USA) LLC	0.03%	2/28/11	3/01/11	8,816,645	8,816,637
Credit Suisse Securities (USA) LLC	0.18%	2/28/11	3/01/11	18,470,736	18,470,644
Credit Suisse Securities (USA) LLC	0.19%	2/28/11	3/01/11	5,169,503	5,169,475
Deutsche Bank, NA	0.14%	2/28/11	3/01/11	7,830,230	7,830,200

Total				$82,138,702	$82,115,250

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	87

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

•	Financial futures contracts purchased as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

78	5-Year U.S. Treasury Note	Chicago Mercantile	March 2011	$9,188,789	$5,461
132	Euro Dollars	Chicago Mercantile	March 2011	$32,863,870	32,180
49	Ultra Long U.S. Treasury Bond	Chicago Mercantile	March 2011	$5,961,742	166,320
116	Euro Dollars	Chicago Mercantile	June 2011	$28,849,169	44,981
113	Euro Dollars	Chicago Mercantile	September 2011	$28,061,561	61,314
99	Euro Dollars	Chicago Mercantile	March 2012	$24,485,285	49,390
121	Euro Dollars	Chicago Mercantile	June 2012	$29,881,183	(233)
135	Euro Dollars	Chicago Mercantile	September 2012	$33,292,096	(77,034)
64	Euro Dollars	Chicago Mercantile	December 2012	$15,688,226	4,574
36	Euro Dollars	Chicago Mercantile	March 2013	$8,808,686	(7,137)
70	Euro Dollars	Chicago Mercantile	June 2013	$17,136,768	(69,893)
64	Euro Dollars	Chicago Mercantile	September 2013	$15,623,589	(59,588)
31	Euro Dollars	Chicago Mercantile	December 2013	$7,519,548	(110)

Total					$150,225

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

354	2-Year U.S. Treasury Note	Chicago Mercantile	March 2011	$77,445,257	$(75,212)
252	5-Year U.S. Treasury Note	Chicago Mercantile	June 2011	$29,390,006	(78,244)
105	10-Year U.S. Treasury Note	Chicago Mercantile	March 2011	$12,604,257	(31,836)
1,687	10-Year U.S. Treasury Note	Chicago Mercantile	June 2011	$199,063,721	(1,768,357)
114	30-Year U.S. Treasury Note	Chicago Mercantile	June 2011	$13,704,008	(15,179)
195	Euro Dollars	Chicago Mercantile	December 2011	$48,260,391	(192,234)

Total					$(2,161,062)

•	Interest rate swaps outstanding as of February 28, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

1.45% (b)	3-month LIBOR	JPMorgan Chase Bank NA	7/29/11	$20,000	$(93,669)
0.83% (b)	3-month LIBOR	Deutsche Bank AG	7/27/12	$34,800	(127,165)
4.88% (a)	3-month LIBOR	UBS AG	3/21/15	$25,000	2,889,495
4.87% (a)	3-month LIBOR	Goldman Sachs Bank USA	1/25/16	$5,500	662,082
2.81% (a)	3-month LIBOR	Citibank NA	2/06/16	$20,000	462,757
5.72% (a)	3-month LIBOR	JPMorgan Chase Bank NA	7/14/16	$5,400	893,072
5.51% (a)	3-month LIBOR	Bank of America NA	8/03/17	$95,147	15,285,756
5.88% (b)	3-month LIBOR	Deutsche Bank AG	6/25/18	$31,930	(5,529,070)
4.55% (b)	3-month LIBOR	Citibank NA	9/26/18	$41,600	(4,107,683)
4.31% (b)	3-month LIBOR	Deutsche Bank AG	10/01/18	$66,000	(5,440,574)
3.09% (b)	3-month LIBOR	Deutsche Bank AG	3/09/19	$25,700	213,286
3.17% (a)	3-month LIBOR	Bank of America NA	3/18/19	$4,700	(15,572)
2.88% (a)	3-month LIBOR	Deutsche Bank AG	4/01/19	$39,700	(988,328)
3.23% (b)	3-month LIBOR	Deutsche Bank AG	5/19/19	$2,800	3,251
3.90% (b)	3-month LIBOR	Barclays Bank Plc	6/05/19	$20,000	(969,551)
3.55% (b)	3-month LIBOR	Deutsche Bank AG	8/18/19	$15,000	(437,571)
5.49% (b)	3-month LIBOR	JPMorgan Chase Bank NA	10/28/19	$1,400	(188,235)
3.67% (a)	3-month LIBOR	Deutsche Bank AG	12/21/19	$2,000	50,242
5.67% (b)	3-month LIBOR	Citigroup Global Markets, Inc.	1/06/20	$12,400	(1,694,036)
3.88% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	1/07/20	$7,600	315,549
3.71% (b)	3-month LIBOR	Deutsche Bank AG	2/11/20	$6,200	(164,854)
3.73% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	5/05/20	$28,000	719,472
5.41% (a)	3-month LIBOR	JPMorgan Chase Bank NA	8/15/22	$9,565	1,576,854

Total					$3,315,508

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

See Notes to Financial Statements.

88	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Income Trust, Inc. (BKT)

•

For Trust compliance purposes,the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trusts policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$11,572,437	$972,920	$12,545,357
Non-Agency Mortgage-Backed Securities	—	37,163,607	5,067,967	42,231,574
U.S. Government Sponsored Agency Securities	—	924,640,662	5,627,296	930,267,958
U.S. Treasury Obligations	—	102,283,849	—	102,283,849
Short-Term Securities	$36,489,702	—	—	36,489,702
Liabilities:
Investments in Securities:
Long-Term Investments:
TBA Sale Commitments	—	(270,997,456)	—	(270,997,456)
TALF Loans	—	(10,940,517)	—	(10,940,517)

Total	$36,489,702	$793,722,582	$11,668,183	$841,880,467

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Interest rate contracts	$729,051	$23,882,189	—	$24,611,240
Liabilities:
Interest rate contracts	(2,621,388)	(21,733,572)	$(537,050)	(24,892,010)

Total	$(1,892,337)	$2,148,617	$(537,050)	$(280,770)

[1]

Derivative financial instruments are swaps, financial futures contracts, interest rate floors and options. Swaps and financial futures contracts are shown at the unrealized appreciation/depreciation on the instrument and interest rate floors and options are shown at value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	89

Schedule of Investments (concluded)	BlackRock Income Trust, Inc. (BKT)

The following tables are a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total

Assets/Liabilities:
Balance, as of August 31, 2010	$1,261,564	$8,085,631	$5,750,715	$15,097,910
Accrued discounts/premiums	(98,416)	(327,220)	244,798	(180,838)
Net realized gain (loss)	—	(560,914)	(6,335)	(567,249)
Net change in unrealized appreciation/depreciation[2]	(190,228)	261,392	(206,640)	(135,476)
Purchases	—	—	—	—
Sales	—	(387,308)	(155,242)	(542,550)
Transfers in3	—	—	—	—
Transfers out[3]	—	(2,003,614)	—	(2,003,614)

Balance, as of February 28, 2011	$972,920	$5,067,967	$5,627,296	$11,668,183

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at February 28, 2011 was $(661,822).

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

Interest Rate Contracts

Liabilities:
Balance, as of August 31, 2010	$(3,446,023)
Accrued discounts/premiums	—
Realized gain (loss)	(1,876,795)
Change in unrealized appreciation/depreciation[4]	1,825,213
Purchases	—
Sales	2,042,795
Transfers in5	—
Transfers out[5]	917,760

Balance, as of February 28, 2011	$(537,050)

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at February 28, 2011 was $1,201,839.

[5]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

90	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments February 28, 2011 (Unaudited)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares		Value

Construction Materials — 0.0%
Nortek, Inc.		450	$20,025

Media — 0.0%
Adelphia Recovery Trust		396,568	2,380

Software — 0.0%
Bankruptcy Management Solutions, Inc.		84	292

Total Common Stocks — 0.0%			22,697

Corporate Bonds		Par (000)

Airlines — 0.8%
American Airlines, Inc. Series 2001-2, 7.86%, 4/01/13	USD	190	196,175
Continental Airlines, Inc., Series 2010-1-A, 4.75%, 7/12/22		435	431,737
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		180	194,788

			822,700

Auto Components — 0.7%
Delphi International Holdings Unsecured, 12.00%, 10/06/14		17	18,692
Icahn Enterprises LP, 8.00%, 1/15/18		670	693,450

			712,142

Automobiles — 1.1%
DaimlerChrysler NA Holding Corp., 7.30%, 1/15/12		1,000	1,055,717

Beverages — 0.1%
Crown European Holdings SA, 7.13%, 8/15/18 (b)	EUR	90	132,268

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)	USD	184	185,299

Building Products — 1.1%
Building Materials Corp. of America (b):
6.88%, 8/15/18		195	199,875
7.00%, 2/15/20		290	305,588
Momentive Performance Materials, Inc.:
11.50%, 12/01/16		60	65,100
9.00%, 1/15/21 (b)		470	499,962

			1,070,525

Capital Markets — 2.3%
Credit Suisse AG, 5.40%, 1/14/20		480	486,331
E*Trade Financial Corp., Series A, 8/31/19 (c)(d)		100	154,500
The Goldman Sachs Group, Inc.:
6.15%, 4/01/18		25	27,388
7.50%, 2/15/19		125	147,338
5.38%, 3/15/20		225	231,169
6.00%, 6/15/20		250	268,047
KKR Group Finance Co., 6.38%, 9/29/20 (b)		170	175,155
Merrill Lynch & Co., Inc., 6.05%, 5/16/16		325	346,381
Morgan Stanley, 5.50%, 1/26/20		425	430,561

			2,266,870

Chemicals — 2.5%
American Pacific Corp., 9.00%, 2/01/15		180	176,850
Chemtura Corp., 7.88%, 9/01/18 (b)		195	208,162
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		60	66,750
Hexion U.S. Finance Corp.:
8.88%, 2/01/18		275	295,281
9.00%, 11/15/20 (b)		135	143,606
Huntsman International LLC, 8.63%, 3/15/21 (b)		185	205,350
Ineos Finance Plc, 9.00%, 5/15/15 (b)		155	170,112
KRATON Polymers LLC, 6.75%, 3/01/19 (b)		45	45,900

Corporate Bonds	Par (000)		Value

Chemicals (concluded)
Nalco Co., 6.63%, 1/15/19 (b)	USD	120	$124,050
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)(e)		65	66,138
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)		305	334,737
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)		55	56,444
Polymer Group, Inc., 7.75%, 2/01/19 (b)		51	53,104
PolyOne Corp., 7.38%, 9/15/20		80	84,800
Rhodia SA, 6.88%, 9/15/20 (b)		305	312,244
TPC Group LLC, 8.25%, 10/01/17 (b)		125	132,969

			2,476,497

Commercial Banks — 4.7%
BNP Paribas, 3.60%, 2/23/16		580	583,522
Barclays Bank Plc, 5.14%, 10/14/20		450	427,236
CIT Group, Inc.:
7.00%, 5/01/16		649	654,185
7.00%, 5/01/17		1,516	1,527,285
HSBC Bank USA NA, 4.88%, 8/24/20		550	538,992
Itau Unibanco, 5.75%, 1/22/21 (b)		225	220,113
Lloyds TSB Bank Plc, 5.80%, 1/13/20 (b)		300	298,663
Standard Chartered Plc, 5.50%, 11/18/14 (b)		450	492,261

			4,742,257

Commercial Services & Supplies — 1.7%
ACCO Brands Corp., 10.63%, 3/15/15		195	220,350
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (b)		226	232,215
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)		190	204,250
International Lease Finance Corp., 8.25%, 12/15/20		72	80,100
Mobile Mini, Inc., 7.88%, 12/01/20 (b)		85	90,525
RSC Equipment Rental, Inc. (b):
10.00%, 7/15/17		240	276,000
8.25%, 2/01/21		210	222,075
West Corp. (b):
8.63%, 10/01/18		280	296,800
7.88%, 1/15/19		70	71,837

			1,694,152

Construction Materials — 0.7%
Inversiones CMPC SA, 4.75%, 1/19/18 (b)		175	168,371
Nortek, Inc., 11.00%, 12/01/13		452	481,379

			649,750

Consumer Finance — 2.4%
Credit Acceptance Corp., 9.13%, 2/01/17		260	280,150
Ford Motor Credit Co. LLC:
5.54%, 6/15/11 (f)		1,600	1,615,248
7.80%, 6/01/12		250	266,611
SLM Corp., 6.25%, 1/25/16		275	281,875

			2,443,884

Containers & Packaging — 2.3%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (b)	EUR	260	370,448
Ball Corp., 6.75%, 9/15/20	USD	180	188,550
Berry Plastics Corp.:
8.25%, 11/15/15		50	53,563
9.75%, 1/15/21 (b)		335	335,837
Graham Packaging Co. LP, 8.25%, 10/01/18		95	102,363
Graphic Packaging International, Inc.:
9.50%, 6/15/17		250	277,500
7.88%, 10/01/18		145	155,875
Pregis Corp., 12.38%, 10/15/13		265	266,987
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	190	277,922
7.75%, 11/15/19		180	265,778

			2,294,823

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	91

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Diversified Financial Services — 6.2%
Ally Financial, Inc.:
2.51%, 12/01/14 (f)	USD	110	$108,092
8.30%, 2/12/15		510	575,662
6.25%, 12/01/17 (b)		40	41,750
8.00%, 3/15/20		60	67,575
7.50%, 9/15/20 (b)		900	984,375
8.00%, 11/01/31		680	778,600
8.00%, 11/01/31		530	607,058
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		165	181,913
Bank of America Corp.:
4.50%, 4/01/15		375	391,697
6.50%, 8/01/16		410	460,033
5.75%, 12/01/17		340	363,494
Citigroup, Inc., 8.13%, 7/15/39		55	69,753
JPMorgan Chase & Co., 5.50%, 10/15/40		350	347,449
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		450	479,250
Reynolds Group Issuer, Inc. (b):
9.00%, 4/15/19		375	390,938
6.88%, 2/15/21		140	140,350
8.25%, 2/15/21		170	170,425

			6,158,414

Diversified Telecommunication Services — 5.0%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12		155	154,419
Frontier Communications Corp.:
8.25%, 4/15/17		30	33,150
8.50%, 4/15/20		70	77,700
GCI, Inc., 8.63%, 11/15/19		400	440,000
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,120	1,136,800
Series B, 7.50%, 2/15/14		305	309,575
Qwest Corp., 8.38%, 5/01/16		270	322,313
Telefonica Emisiones SAU, 5.46%, 2/16/21		250	253,789
Verizon New England, Inc., 6.50%, 9/15/11		2,000	2,062,842
Windstream Corp.:
8.13%, 8/01/13		45	49,556
8.63%, 8/01/16		70	74,025
7.88%, 11/01/17		45	48,881

			4,963,050

Electric Utilities — 1.3%
Elwood Energy LLC, 8.16%, 7/05/26		23	22,798
Progress Energy, Inc., 7.75%, 3/01/31		1,000	1,249,676

			1,272,474

Energy Equipment & Services — 1.4%
Bayou Well Services, 0.16%, 12/22/13		225	225,000
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		90	92,250
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		355	367,425
7.75%, 5/15/17		55	58,163
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)		160	164,000
Frac Tech Services LLC, 7.13%, 11/15/18 (b)		230	238,050
Precision Drilling Corp., 6.63%, 11/15/20 (b)		45	46,463
Thermon Industries, Inc., 9.50%, 5/01/17		195	211,087

			1,402,438

Food & Staples Retailing — 0.4%
BI-LO LLC, 9.25%, 2/15/19 (b)		120	124,800
Rite Aid Corp.:
9.75%, 6/12/16		45	50,681
7.50%, 3/01/17		195	196,219

			371,700

Corporate Bonds	Par (000)		Value

Food Products — 1.4%
Blue Merger Sub, Inc., 7.63%, 2/15/19 (b)	USD	380	$383,800
Darling International, Inc., 8.50%, 12/15/18 (b)		90	97,087
Kraft Foods, Inc.:
6.13%, 8/23/18		250	281,001
5.38%, 2/10/20		600	638,260

			1,400,148

Health Care Equipment & Supplies — 1.7%
CareFusion Corp., 6.38%, 8/01/19		195	219,487
DJO Finance LLC, 10.88%, 11/15/14		880	964,700
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		410	469,962

			1,654,149

Health Care Providers & Services — 5.4%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (b)		100	104,250
ConvaTec Healthcare E SA (b):
7.38%, 12/15/17	EUR	200	287,030
10.50%, 12/15/18	USD	200	213,500
Gentiva Health Services, Inc., 11.50%, 9/01/18		180	202,725
HCA, Inc.:
9.13%, 11/15/14		335	351,331
8.50%, 4/15/19		310	347,200
7.25%, 9/15/20		610	658,037
inVentiv Health, Inc., 10.00%, 8/15/18 (b)		150	154,125
Omnicare, Inc.:
6.13%, 6/01/13		32	32,120
6.88%, 12/15/15		160	165,200
7.75%, 6/01/20		140	149,450
Priory Group Ltd., 7.00%, 2/15/18	GBP	100	166,629
Tenet Healthcare Corp.:
9.00%, 5/01/15	USD	555	610,500
10.00%, 5/01/18		625	734,375
8.88%, 7/01/19		195	221,813
WellPoint, Inc., 5.95%, 12/15/34		1,000	1,029,592

			5,427,877

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		660	773,850
MedAssets, Inc., 8.00%, 11/15/18 (b)		60	61,650

			835,500

Hotels, Restaurants & Leisure — 3.0%
Boyd Gaming Corp., 9.13%, 12/01/18 (b)		225	236,250
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18		1,345	1,264,300
CityCenter Holdings LLC, 7.63%, 1/15/16 (b)		120	125,100
Diamond Resorts Corp., 12.00%, 8/15/18 (b)		310	332,475
Harrah’s Operating Co., Inc., 11.25%, 6/01/17		135	153,225
MGM Resorts International, 10.38%, 5/15/14		750	840,000
Palace Entertainment Holding LLC, 8.88%, 4/15/17 (b)		45	45,900
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(g)		50	5

			2,997,255

Household Durables — 3.7%
Ashton Woods USA LLC, 22.62%, 6/30/15 (b)(h)		314	204,230
Beazer Homes USA, Inc.:
8.13%, 6/15/16		50	50,813
12.00%, 10/15/17		280	325,500
9.13%, 6/15/18		840	867,300
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16		650	704,437
Ryland Group, Inc., 6.63%, 5/01/20		250	245,000

See Notes to Financial Statements.

92	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Household Durables (concluded)
Standard Pacific Corp.:
10.75%, 9/15/16	USD	565	$663,875
8.38%, 5/15/18 (b)		175	185,500
8.38%, 5/15/18		175	185,500
8.38%, 1/15/21 (b)		280	295,400

			3,727,555

IT Services — 2.4%
First Data Corp. (b):
8.88%, 8/15/20		470	514,650
8.25%, 1/15/21		516	513,420
12.63%, 1/15/21		239	250,352
iPayment, Inc., 9.75%, 5/15/14		175	173,469
iPayment Investors LP, 12.75%, 7/15/14 (b)(i)		231	215,089
SunGard Data Systems, Inc.:
10.63%, 5/15/15		295	326,712
7.38%, 11/15/18 (b)		180	185,850
7.63%, 11/15/20 (b)		220	227,150

			2,406,692

Independent Power Producers & Energy Traders — 3.2%
AES Ironwood LLC, 8.86%, 11/30/25		90	89,974

Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		515	558,775
Calpine Corp. (b):
7.50%, 2/15/21		170	173,825
7.88%, 1/15/23		235	241,462
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		1,005	1,046,559
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		28	29,228
NRG Energy, Inc., 7.63%, 1/15/18 (b)		975	1,015,219

			3,155,042

Industrial Conglomerates — 1.5%
Sequa Corp. (b):
11.75%, 12/01/15		460	499,100
13.50%, 12/01/15 (i)		854	946,092

			1,445,192

Insurance — 3.1%
American International Group, Inc., 6.40%, 12/15/20		1,130	1,225,265
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)		138	146,970
Lincoln National Corp., 8.75%, 7/01/19		575	724,372
MetLife, Inc., 4.75%, 2/08/21		300	307,636
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (b)		250	271,448
Prudential Financial, Inc., 5.38%, 6/21/20		400	422,324

			3,098,015

Machinery — 1.1%
AGY Holding Corp., 11.00%, 11/15/14		220	195,800
Navistar International Corp.:
3.00%, 10/15/14 (c)		430	600,925
8.25%, 11/01/21		260	287,950

			1,084,675

Marine — 0.6%
Horizon Lines, Inc., 4.25%, 8/15/12 (c)		595	551,863

Media — 15.7%
AMC Entertainment Holdings, Inc., 9.75%, 12/01/20 (b)		180	193,050
Affinion Group, Inc., 7.88%, 12/15/18 (b)		235	225,012
CCH II LLC, 13.50%, 11/30/16		289	350,571
CMP Susquehanna Corp., 3.44%, 5/15/14		40	28,197

Corporate Bonds	Par (000)		Value

Media (concluded)
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	520	$539,500
Checkout Holding Corp., 10.97%, 11/15/15 (b)(d)		320	206,400
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)		95	101,888
Clear Channel Communications Inc., 9.00%, 3/01/21 (b)		90	91,463
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		384	426,240
Series B, 9.25%, 12/15/17		1,774	1,973,575
DIRECTV Holdings LLC, 6.00%, 8/15/40		175	171,209
DISH DBS Corp., 7.00%, 10/01/13		201	216,075
Gray Television, Inc., 10.50%, 6/29/15		165	175,313
Interactive Data Corp., 10.25%, 8/01/18 (b)		380	425,600
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)		165	169,950
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)		220	236,500
NBC Universal, Inc., 4.38%, 4/01/21 (b)		1,025	986,514
The New York Times Co., 6.63%, 12/15/16 (b)		500	511,250
News America, Inc., 6.20%, 12/15/34		1,500	1,546,831
Nielsen Finance LLC, 7.75%, 10/15/18 (b)		765	827,156
ProQuest LLC, 9.00%, 10/15/18 (b)		130	134,550
Rainbow National Services LLC (b):
8.75%, 9/01/12		210	210,787
10.38%, 9/01/14		1,455	1,515,019
Regal Entertainment Group, 9.13%, 8/15/18		85	90,950
TCI Communications, Inc., 7.88%, 2/15/26		1,000	1,215,698
Time Warner Cable, Inc., 5.88%, 11/15/40		410	389,310
UPC Germany GmbH (b):
8.13%, 12/01/17		200	214,500
8.13%, 12/01/17	EUR	210	311,886
9.63%, 12/01/19	USD	190	297,914
UPC Holding BV, 9.88%, 4/15/18 (b)		200	222,000
UPCB Finance II Ltd., 6.38%, 7/01/20	EUR	292	397,897
Unitymedia GmbH, 9.63%, 12/01/19		50	78,398
Univision Communications, Inc., 7.88%, 11/01/20 (b)	USD	170	182,325
Virgin Media Secured Finance Plc:
6.50%, 1/15/18		200	219,000
7.00%, 1/15/18	GBP	100	175,164
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	165	244,199
Ziggo Finance BV, 6.13%, 11/15/17 (b)		295	416,245

			15,718,136

Metals & Mining — 3.3%
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	USD	205	218,837
7.38%, 2/15/16		95	98,325
FMG Resources August 2006 Property Ltd., 7.00%, 11/01/15 (b)		540	560,250
Goldcorp, Inc., 2.00%, 8/01/14 (c)		220	276,925
New World Resources NV:
7.88%, 5/01/18	EUR	65	96,424
7.88%, 5/01/18 (b)		76	112,742
Newmont Mining Corp.:
5.13%, 10/01/19	USD	225	242,204
Series A, 1.25%, 7/15/14 (c)		160	213,400
Novelis, Inc., 8.75%, 12/15/20 (b)		1,275	1,405,687
Steel Dynamics, Inc., 7.38%, 11/01/12		65	69,063

			3,293,857

Multi-Utilities — 0.4%
DTE Energy Co., 7.05%, 6/01/11		250	253,716
Dominion Resources, Inc., 5.70%, 9/17/12		100	106,939

			360,655

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	93

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Multiline Retail — 1.3%
Dollar General Corp., 11.88%, 7/15/17 (i)	USD	1,135	$1,312,344

Oil, Gas & Consumable Fuels — 9.0%
Alpha Natural Resources Inc., 2.38%, 4/15/15 (c)		85	111,031
Anadarko Petroleum Corp., 5.95%, 9/15/16		365	400,278
Arch Coal, Inc., 7.25%, 10/01/20		315	334,687
BP Capital Markets Plc, 3.13%, 10/01/15		650	659,252
Berry Petroleum Co., 8.25%, 11/01/16		100	105,625
Bill Barrett Corp., 9.88%, 7/15/16		20	22,400
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (b)		85	90,312
Chaparral Energy, Inc., 8.25%, 9/01/21 (b)		90	91,575
Chesapeake Energy Corp.:
6.63%, 8/15/20		580	609,000
6.13%, 2/15/21		340	346,800
2.25%, 12/15/38 (c)		275	251,625
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		99	107,910
Concho Resources, Inc., 7.00%, 1/15/21		150	157,125
Consol Energy, Inc., 8.25%, 4/01/20		725	799,312
Continental Resources, Inc., 7.13%, 4/01/21 (b)		135	143,775
Crosstex Energy LP, 8.88%, 2/15/18		65	71,663
Denbury Resources, Inc.:
8.25%, 2/15/20		259	288,137
6.38%, 8/15/21		125	126,250
Energy Transfer Equity LP, 7.50%, 10/15/20		50	54,188
Energy XXI Gulf Coast, Inc. (b):
9.25%, 12/15/17		155	166,625
7.75%, 6/15/19		190	191,900
Enterprise Products Operating LLC, 3.70%, 6/01/15		500	516,052
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)		200	211,000
Linn Energy LLC (b):
8.63%, 4/15/20		115	128,225
7.75%, 2/01/21		220	233,750
MarkWest Energy Partners LP, 6.75%, 11/01/20		95	97,375
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)		695	757,550
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)		80	81,200
Peabody Energy Corp., 6.50%, 9/15/20		155	165,850
Petrobras International Finance Co.:
3.88%, 1/27/16		1,100	1,110,688
5.88%, 3/01/18		200	212,841
7.88%, 3/15/19		100	117,856
6.88%, 1/20/40		25	25,883
Range Resources Corp., 8.00%, 5/15/19		50	55,063
SM Energy Co., 6.63%, 2/15/19 (b)		100	101,125
United Refining Co., 10.50%, 2/28/18 (b)(e)		90	89,100

			9,033,028

Paper & Forest Products — 2.8%
Boise Paper Holdings LLC:
9.00%, 11/01/17		125	139,375
8.00%, 4/01/20		65	71,663
Clearwater Paper Corp.:
10.63%, 6/15/16		160	182,800
7.13%, 11/01/18 (b)		215	223,063
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		355	400,262
International Paper Co.:
7.95%, 6/15/18		220	267,804
7.30%, 11/15/39		5	5,861
NewPage Corp., 11.38%, 12/31/14		1,075	1,072,312
Verso Paper Holdings LLC:
11.50%, 7/01/14		330	363,825
8.75%, 2/01/19 (b)		85	88,825

			2,815,790

Corporate Bonds	Par (000)		Value

Pharmaceuticals — 1.0%
Grifols, Inc., 8.25%, 2/01/18 (b)	USD	45	$46,238
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	171	191,137
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17	USD	100	103,500
7.00%, 10/01/20		125	129,219
Wyeth, 6.50%, 2/01/34		500	573,936

			1,044,030

Professional Services — 0.3%
FTI Consulting, Inc., 6.75%, 10/01/20 (b)		265	265,000

Real Estate Investment Trusts (REITs) — 1.0%
HCP, Inc., 5.38%, 2/01/21		225	229,978
iStar Financial, Inc., 5.65%, 9/15/11		500	500,000
Omega Healthcare Investors, Inc., 6.75%, 10/15/22 (b)		140	141,400
The Rouse Co. LP, 6.75%, 11/09/15		145	151,888

			1,023,266

Real Estate Management & Development — 1.2%
CB Richard Ellis Services, Inc., 6.63%, 10/15/20		90	92,813
Realogy Corp. (b):
11.50%, 4/15/17		215	228,975
7.88%, 2/15/19		900	903,375

			1,225,163

Road & Rail — 1.8%
Avis Budget Car Rental LLC:
9.63%, 3/15/18		190	212,325
8.25%, 1/15/19		280	297,150
Canadian National Railway Co., 6.90%, 7/15/28		500	599,603
The Hertz Corp. (b):
7.50%, 10/15/18		335	354,681
6.75%, 4/15/19		160	163,200
7.38%, 1/15/21		180	188,100

			1,815,059

Semiconductors & Semiconductor Equipment — 0.1%
Linear Technology Corp., Series A, 3.00%, 5/01/27 (c)		105	114,319

Software — 0.2%
Oracle Corp., 5.38%, 7/15/40 (b)		210	204,690

Specialty Retail — 1.1%
Asbury Automotive Group, Inc., 8.38%, 11/15/20 (b)		120	126,000
Claire’s Escrow Corp., 8.88%, 3/15/19 (b)(e)		115	115,431
Limited Brands, Inc., 8.50%, 6/15/19		320	366,400
PETCO Animal Supplies, Inc., 9.25%, 12/01/18 (b)		165	178,200
Sonic Automotive, Inc.:
9.00%, 3/15/18		115	123,050
Series B, 8.63%, 8/15/13		205	208,075

			1,117,156

Tobacco — 0.1%
Altria Group, Inc., 9.25%, 8/06/19		105	136,381

Wireless Telecommunication Services — 3.5%
America Movil SAB de CV, 5.00%, 3/30/20		400	412,526
American Tower Corp., 4.50%, 1/15/18		375	371,719
Clearwire Communications LLC, 12.00%, 12/01/15 (b)		70	76,300
Cricket Communications, Inc.:
10.00%, 7/15/15		125	137,813
7.75%, 5/15/16		530	560,475
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		375	407,263

See Notes to Financial Statements.

94	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Wireless Telecommunication Services (concluded)
Digicel Group Ltd. (b):
8.88%, 1/15/15	USD	170	$176,800
9.13%, 1/15/15		439	457,218
8.25%, 9/01/17		365	381,425
iPCS, Inc., 2.43%, 5/01/13 (f)		20	19,750
SBA Tower Trust, 4.25%, 4/15/40 (b)		325	339,686
Sprint Capital Corp., 6.88%, 11/15/28		170	153,213
Syniverse Holdings, Inc., 9.13%, 1/15/19 (b)		40	43,200

			3,537,388

Total Corporate Bonds — 105.6%			105,515,185

Floating Rate Loan Interests (f)

Building Products — 0.3%
Goodman Global, Inc., Term Loan (Second Lien), 9.00%, 10/13/17		300	309,187

Commercial Services & Supplies — 0.8%
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16		165	169,434
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		225	226,929
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50% – 10.75%, 8/24/16		359	362,540

			758,903

Construction & Engineering — 0.7%
Safway Services, LLC, Last Out Term Loan, 15.63%, 12/14/17		750	750,000

Consumer Finance — 1.5%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		1,500	1,513,350

Diversified Consumer Services — 0.5%
Laureate Education, Series A New Term Loan, 7.00%, 8/15/14		495	497,875

Electric Utilities — 0.0%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17		21	21,534

Food Products — 0.3%
Pierre Foods, Term Loan, 11.25%, 9/29/17		300	307,500

Health Care Providers & Services — 0.7%
Harden Healthcare, Inc.:
Add-on Term Loan, 7.75%, 3/02/15		190	186,200
Tranche A Term Loan, 8.50%, 2/22/15		180	176,444
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 4.75%, 7/31/16		299	299,806

			662,450

Hotels, Restaurants & Leisure — 0.1%
Harrah’s Operating Co., Inc., Term Loan B-3, 3.30%, 1/28/15		150	139,271

Household Durables — 0.7%
Visant Corp. (FKA Jostens), Term Loan B, 7.00%, 12/20/16		399	402,571
Visant Holding Corp. 5.25% 12/22/16		350	350,000

			752,571

Floating Rate Loan Interests (f)	Par (000)			Value

IT Services — 0.6%
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14	USD	62		$58,960
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		153		145,150
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		378		357,533

				561,643

Independent Power Producers & Energy Traders — 1.2%
NRG Energy, Inc.:
Credit-Linked Deposit, 2.05%, 2/01/13		—	(j)	31
Letter of Credit, 3.55%, 8/31/15		82		82,774
Term Loan, 2.00% – 2.05%, 2/01/13		21		20,505
Term Loan, 3.55%, 8/31/15		98		98,608
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.76% – 3.80%, 10/10/14		982		827,777
Term Loan B2, 3.76% – 3.80%, 10/10/14		236		199,077

				1,228,772

Media — 3.6%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		488		489,694
Intelsat Jackson Holdings Ltd., Term Loan B, 5.25%, 3/07/18		2,500		2,516,797
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		550		584,719

				3,591,210

Metals & Mining — 0.1%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13		65		62,201
14.00%, 6/29/13		62		59,710

				121,911

Oil, Gas & Consumable Fuels — 0.9%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/30/15		861		882,663

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien), 1.76%, 6/28/11		100		98,625

Real Estate Management & Development — 1.3%
Realogy Corp.:
Initial Term Loan B, 4.56%, 10/10/13		609		584,532
Synthetic Letter of Credit, 0.11% – 4.40%, 10/10/13		72		69,271
Term Loan B, 4.56%, 10/16/16		609		584,397
Term Loan C, 4.51%, 10/16/16		72		69,255

				1,307,455

Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B, 3.01% – 5.00%, 5/29/14		64		61,978

Wireless Telecommunication Services — 0.8%
Vodafone Americas Finance 2, Inc., Initial Loan, 6.88%, 7/30/15		776		803,675

Total Floating Rate Loan Interests — 14.3%				14,370,573

Foreign Agency Obligations

Qatar Government International Bond, 4.00%, 1/20/15 (b)		200		205,000
Republic of Indonesia, 5.88%, 3/13/20 (b)		200		214,250

Total Foreign Agency Obligations — 0.4%				419,250

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	95

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD) (Percentages shown are based on Net Assets)

Other Interests (k)	Beneficial Interest (000)			Value

Auto Components — 1.9%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests (a)	USD	—	(j)	$1,912,225

Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc. (a)		1		95

Media — 0.0%
Adelphia Communications Corp. (a)		400		6,040

Total Other Interests — 1.9%				1,918,360

Preferred Securities

Capital Trusts		Par (000)

Commercial Banks — 0.9%
Barclays Bank Plc, 8.55% (b)(f)(l)		650		645,125
USB Capital XIII Trust, 6.63%, 12/15/39		225		236,797

				881,922

Consumer Finance — 0.5%
Capital One Capital V, 10.25%, 8/15/39		465		505,106

Total Capital Trusts — 1.4%				1,387,028

Preferred Stocks		Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (a)(b)		9,328		—

Professional Services — 0.1%
Nielsen Holdings NV, 6.25% (a)(c)		158,300		87,362

Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)(c)		3,277		60,788

Total Preferred Stocks — 0.2%				148,150

Total Preferred Securities — 1.6%				1,535,178

Taxable Municipal Bonds		Par (000)

Metropolitan Transportation Authority, RB, Build America Bonds, Series TR, 6.81%, 11/15/40	USD	300		311,478

Total Taxable Municipal Bonds — 0.3%				311,478

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.4%
Ginnie Mae Mortgage-Backed Securities, Series 2006-68, Class B, 1.00%, 6/16/31 (f)		310		338,029

Total U.S. Government Sponsored Agency Securities — 0.4%				338,029

U.S. Treasury Obligations	Par (000)		Value

U.S. Treasury Bonds, 4.38%, 5/15/40	USD	250	$245,077
U.S. Treasury Notes:
3.75%, 11/15/18		475	501,311
2.63%, 8/15/20		1,000	940,000
2.63%, 11/15/20		565	528,628

Total U.S. Treasury Obligations — 2.2%			2,215,016

Warrants (m)		Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)		10,660	—

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		56	1

Total Warrants — 0.0%			1

Total Long-Term Investments (Cost — $119,586,240) — 126.7%			126,645,767

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (n)(o)		1,089,292	1,089,292

Total Short-Term Securities (Cost — $1,089,292) — 1.1%			1,089,292

Options Purchased		Contracts

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/21/19, Broker Goldman Sachs Bank USA		6	—

Total Options Purchased (Cost — $5,867) — 0.0%			—

Total Investments (Cost — $120,681,399*) — 127.8%			127,735,059
Liabilities in Excess of Other Assets — (27.8)%			(27,762,901)

Net Assets — 100.0%			$99,972,158

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2011, as computed for federal income tax purposes were as follows:

	Aggregate cost	$120,723,005

	Gross unrealized appreciation	$7,776,102
	Gross unrealized depreciation	(764,048)

	Net unrealized appreciation	$7,012,054

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Convertible security.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

96	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Bank of America Securities	$66,138	$738
Credit Suisse International	$204,531	$2,731

(f)	Variable rate security. Rate shown is as of report date.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(i)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(j)	Amount is less than $1,000.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)

Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2010	Net Activity	Shares Held at February 28, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,132,209	(42,917)	1,089,292	$1,601

(o)	Represents the current yield as of report date.

•	Financial futures contracts purchased as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation

18	2-Year U.S. Treasury Note	Chicago Mercantile	June 2011	$3,923,754	$5,589
28	5-Year U.S. Treasury Note	Chicago Mercantile	June 2011	$3,254,834	19,416
5	Ultra Long U.S. Treasury Bond	Chicago Mercantile	June 2011	$617,938	31

Total					$25,036

•	Financial futures contracts sold as of February 28, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

6	30-Year U.S. Treasury Bond	Chicago Mercantile	June 2011	$721,912	$(150)
36	10-Year U.S. Treasury Note	Chicago Mercantile	June 2011	$4,274,691	(10,997)

Total					$(11,147)

•	Foreign currency exchange contracts as of February 28, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

USD	86,175	GBP	53,500	Citibank NA	4/14/11	$(766)
USD	85,733	GBP	53,000	Deutsche Bank AG	4/14/11	(395)
USD	245,815	GBP	153,500	Deutsche Bank Securities	4/14/11	(3,630)
USD	5,962,554	EUR	4,357,000	Citibank NA	4/27/11	(45,793)
USD	399,893	EUR	292,000	Royal Bank of Scotland	4/27/11	(2,778)

Total						$(53,362)

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation

iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	9/20/11	$500	$(37,441)
Harrah’s Operating Co., Inc.	5.00%	Deutsche Bank AG	12/20/15	$350	(48,829)
Republic of Hungary	1.00%	Deutsche Bank AG	12/20/15	$110	(1,994)
K. Hovnanian Enterprises, Inc.	5.00%	JPMorgan Chase Bank NA	12/20/15	$250	(39,710)
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	$500	(9,654)

Total					$(137,628)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	97

Schedule of Investments (continued)	BlackRock Strategic Bond Trust (BHD)

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation

MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A–	$150	$14,243
MetLife, Inc.	1.00%	UBS AG	9/20/15	A–	$175	9,486
M.D.C. Holdings, Inc.	1.00%	Deutsche Bank AG	12/20/15	BBB–	$125	1,199
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	12/20/15	BB–	$100	3,077
M.D.C. Holdings, Inc.	1.00%	JPMorgan Chase Bank NA	12/20/15	BBB–	$125	677
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	12/20/15	CC	$275	15,830
M.D.C. Holdings, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	12/20/15	BBB–	$200	913
Chesapeake Energy	5.00%	Credit Suisse International	3/20/16	BB	$100	1,875
Chesapeake Energy	5.00%	Goldman Sachs Bank USA	3/20/16	BB	$150	1,668
Realogy Corp.	5.00%	JPMorgan Chase Bank NA	3/20/16	CC	$50	210
Chesapeake Energy	5.00%	JPMorgan Chase Bank NA	3/20/16	BB	$100	1,875

Total						$51,053

	1	Using S&P’s rating.

	2	The maximum potential amount the Trust may pay should a negative event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of February 28, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Depreciation

MCDX North America Series 15	1.00%	Citibank NA	12/20/15	$500	$(2,323)
MCDX North America Series 15	1.00%	Deutsche Bank AG	12/20/15	$225	(1,207)

Total					$(3,530)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2011 in determining the fair valuation of the Trust’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks	$22,405	$292	—	$22,697
Corporate Bonds	—	105,271,488	$243,697	105,515,185
Floating Rate Loan Interests	—	11,264,091	3,106,482	14,370,573
Foreign Agency Obligations	—	419,250	—	419,250
Other Interests	—	1,912,225	6,135	1,918,360
Preferred Securities	60,788	1,474,390	—	1,535,178
Taxable Municipal Bonds	—	311,478	—	311,478
U.S. Government Sponsored Agency Securities	—	338,029	—	338,029
U.S. Treasury Obligations	—	2,215,016	—	2,215,016
Warrants	—	—	1	1
Short-Term Securities	1,089,292	—	—	1,089,292
Liabilities:
Unfunded Loan Commitments	—	—	(4,843)	(4,843)

Total	$1,172,485	$123,206,259	$3,351,472	$127,730,216

See Notes to Financial Statements.

98	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Schedule of Investments (concluded)	BlackRock Strategic Bond Trust (BHD)

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$51,053	—	$51,053
Interest rate contracts	$25,036	—	—	25,036
Liabilities:
Credit contracts	—	(141,158)	—	(141,158)
Foreign currency transactions	—	(53,362)	—	(53,362)
Interest rate contracts	(11,147)	—	—	(11,147)

Total	$13,889	$(143,467)	—	$(129,578)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Unfunded Loan Commitments	Total

Assets/Liabilities:
Balance, as of August 31, 2010	$13,235	$17,453	$3,420,874	$191	$65,455	—	$(8,879)	$3,508,329
Accrued discounts/premiums	—	1,368	155,723	—	—	—	—	157,091
Net realized gain (loss)	(339,690)	—	50,342	—	130,416	—	—	(158,932)
Net change in unrealized appreciation/depreciation[2]	363,363	28,068	(109,990)	(96)	(13,289)	$1	4,036	272,093
Purchases	—	225,000	1,211,241	—	—	—	—	1,436,241
Sales	(36,908)	—	(1,559,730)	—	(182,582)	—	—	(1,779,220)
Transfers in3	—	5	—	6,040	—	—	—	6,045
Transfers out[3]	—	(28,197)	(61,978)	—	—	—	—	(90,175)

Balance, as of February 28, 2011	—	$243,697	$3,106,482	$6,135	—	$1	$(4,843)	$3,351,472

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at February 28, 2011 was $272,093.

[3]	The Trust’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	99

Statements of Assets and Liabilities

February 28, 2011 (Unaudited)	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)

Assets

Investments at value — unaffiliated[1]	$736,461,488	$539,227,737	$551,671,756	$149,480,312	$53,751,262
Investments at value — affiliated[2]	2,222,695	1,708,712	1,225,083	1,388,372	1,590,898
Unrealized appreciation on foreign currency exchange contracts	547,327	67	71	—	—
Unrealized appreciation on swaps	294,515	389,277	456,881	—	12,189
Unrealized appreciation on unfunded loan commitments	—	1,563	4,056	—	—
Cash pledged as collateral for financial futures contracts	1,564,000	770,000	815,000	200,000	—
Cash	—	14,612	—	—	—
Foreign currency at value[3]	158,783	1,006,975	201,954	6,352	—
Cash pledged as collateral for swaps	—	—	—	—	—
TBA sale commitments receivable	193,476,453	—	—	—	—
Investments sold receivable	91,692,008	7,706,759	7,448,452	5,643,515	907,581
Interest receivable	5,733,710	9,057,249	9,564,595	2,595,463	1,073,591
Swap premiums paid	779,629	1,353,543	1,374,546	—	146,368
Principal paydowns receivable	27,287	467,557	—	—	—
Options written receivable	23,960	—	—	—	—
Dividends receivable — unaffiliated	21,782	89,947	81,983	20,211	—
Swaps receivable	13,836	103,335	111,667	—	3,520
Commitment fees receivable	3,731	27	149	—	—
Dividends receivable — affiliated	1,275	2,634	2,801	60	367
Margin variation receivable	—	—	—	—	—
Prepaid expenses	31,911	118,864	124,771	50,948	17,494
Other assets	46,199	72,210	75,854	10,154	11,640

Total assets	1,033,100,589	562,091,068	573,159,619	159,395,387	57,514,910

Liabilities

TBA sale commitments at value[4]	194,314,061	—	—	—	—
Reverse repurchase agreements	150,125,157	—	—	—	—
Loan payable	—	134,000,000	127,000,000	28,000,000	10,000,000
Options written at value[5]	9,110,839	—	—	—	—
Unrealized depreciation on swaps	515,293	862,839	787,924	—	59,528
Interest rate floors at value[6]	—	—	—	—	—
TALF loans at value[7]	—	—	—	—	—
Unrealized depreciation on unfunded loan commitments	—	38,321	19,704	1,105	2,182
Unrealized depreciation on foreign currency exchange contracts	833,729	252,933	269,959	36,740	—
Bank overdraft	3,919,419	—	—	—	9,941
Investments purchased payable	308,176,887	8,182,867	6,856,072	3,620,224	570,315
Swap premiums received	367,677	1,032,445	1,080,266	—	50,723
Investment advisory fees payable	217,577	251,829	300,733	90,070	45,533
Swaps payable	185,740	91,625	91,774	—	7,664
Margin variation payable	67,720	57,670	61,320	10,950	—
Interest expense payable	59,669	350,687	235,638	78,811	12,827
Officer’s and Trustees’ fees payable	48,296	63,301	67,073	11,016	10,750
Income dividends payable	46,105	75,247	101,596	35,791	5,817
Other affiliates payable	2,520	2,307	2,388	699	—
Administration fees payable	—	—	—	—	4,345
Other accrued expenses payable	159,899	134,413	252,480	142,760	89,200
Other liabilities	88,786	—	—	—	—

Total liabilities	668,239,374	145,396,484	137,126,927	32,028,166	10,868,825

Net Assets	$364,861,215	$416,694,584	$436,032,692	$127,367,221	$46,646,085

[1] Investments at cost — unaffiliated	$720,761,612	$512,793,951	$526,146,168	$142,423,935	$50,437,559

[2] Investments at cost — affiliated	$2,222,695	$1,708,712	$1,225,083	$1,388,372	$1,590,898

[3] Foreign currency at cost	$151,439	$993,155	$200,256	$6,211	—

[4] Proceeds receivable from TBA sale commitments	$193,476,453	—	—	—	—

[5] Premiums received	$9,961,055	—	—	—	—

[6] Interest rate floors at cost	—	—	—	—	—

[7] Proceeds from TALF loans	—	—	—	—	—

See Notes to Financial Statements.

100	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)

Assets

Investments at value — unaffiliated[1]	$728,880,707	$1,088,503,942	$126,645,767
Investments at value — affiliated[2]	6,527,500	36,489,702	1,089,292
Unrealized appreciation on foreign currency exchange contracts	546,426	—	—
Unrealized appreciation on swaps	152,151	23,071,816	51,053
Unrealized appreciation on unfunded loan commitments	—	—	—
Cash pledged as collateral for financial futures contracts	238,000	5,310,000	70,000
Cash	6,910,435	—	—
Foreign currency at value[3]	775,717	—	62,445
Cash pledged as collateral for swaps	—	1,600,000	—
TBA sale commitments receivable	182,488,008	269,507,715	—
Investments sold receivable	149,367,113	430,811,913	1,315,099
Interest receivable	5,852,192	3,682,754	1,955,101
Swap premiums paid	779,629	137,894	329,020
Principal paydowns receivable	4,834	842,718	—
Options written receivable	23,613	32,294	—
Dividends receivable — unaffiliated	—	—	—
Swaps receivable	31,463	2,110,612	9,565
Commitment fees receivable	—	—	—
Dividends receivable — affiliated	260	318	36
Margin variation receivable	—	—	975
Prepaid expenses	32,557	31,403	29,272
Other assets	70,625	86,411	8,064

Total assets	1,082,681,230	1,862,219,492	131,565,689

Liabilities

TBA sale commitments at value[4]	183,215,295	270,997,456	—
Reverse repurchase agreements	158,259,949	82,115,250	—
Loan payable	—	—	29,000,000
Options written at value[5]	8,907,050	1,305,835	—
Unrealized depreciation on swaps	524,343	19,756,308	141,158
Interest rate floors at value[6]	—	1,454,810	—
TALF loans at value[7]	—	10,940,517	—
Unrealized depreciation on unfunded loan commitments	—	—	4,843
Unrealized depreciation on foreign currency exchange contracts	840,687	—	53,362
Bank overdraft	—	—	90,287
Investments purchased payable	367,169,131	974,287,159	2,004,342
Swap premiums received	300,964	1,119,246	85,300
Investment advisory fees payable	164,598	244,218	73,322
Swaps payable	170,432	3,218,769	20,293
Margin variation payable	98,403	194,443	—
Interest expense payable	41,160	23,452	73,901
Officer’s and Trustees’ fees payable	72,518	88,524	9,924
Income dividends payable	46,103	50,733	8,986
Other affiliates payable	—	—	870
Administration fees payable	27,467	56,604	—
Other accrued expenses payable	462,381	195,370	26,943
Other liabilities	—	48,984	—

Total liabilities	720,300,481	1,366,097,678	31,593,531

Net Assets	$362,380,749	$496,121,814	$99,972,158

[1] Investments at cost — unaffiliated	$715,104,100	$1,081,837,056	$119,592,107

[2] Investments at cost — affiliated	$6,527,500	$36,489,702	$1,089,292

[3] Foreign currency at cost	$767,943	—	$61,419

[4] Proceeds receivable from TBA sale commitments	$182,488,008	$269,507,715	—

[5] Premiums received	$9,476,295	$1,634,665	—

[6] Interest rate floors at cost	—	$1,013,333	—

[7] Proceeds from TALF loans	—	$10,940,517	—

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	101

Statements of Assets and Liabilities (concluded)

February 28, 2011 (Unaudited)	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)

Net Assets Consist of

Paid-in capital[8,9,10]	$378,671,939	$469,820,161	$505,109,247	$184,778,474	$63,364,045
Cost of shares held in treasury[11]	—	—	—	—	—
Undistributed (distributions in excess of) net investment income	5,036,646	4,442,265	6,081,735	1,854,358	(50,089)
Undistributed (accumulated) net realized gain (loss)	(33,562,929)	(82,815,724)	(99,618,393)	(66,199,824)	(19,933,027)
Net unrealized appreciation/depreciation	14,715,559	25,247,882	24,460,103	6,934,213	3,265,156

Net Assets	$364,861,215	$416,694,584	$436,032,692	$127,367,221	$46,646,085

Net asset value	$13.51	$12.65	$12.35	$2.33	$7.26

[8] Par value per share	$0.001	$0.100	$0.100	—	$0.001

[9] Shares outstanding	27,023,027	32,944,087	35,294,009	54,620,872	6,427,525

[10] Shares authorized	unlimited	200 million	200 million	unlimited	unlimited

[11] Shares held in treasury	—	—	—	—	—

See Notes to Financial Statements.

102	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)

Net Assets Consist of

Paid-in capital[8,9,10]	$402,924,496	$478,542,248	$98,450,652
Cost of shares held in treasury[11]	(17,377,850)	—	—
Undistributed (distributions in excess of) net investment income	5,155,609	779,700	902,480
Undistributed (accumulated) net realized gain (loss)	(40,532,415)	10,430,696	(6,303,827)
Net unrealized appreciation/depreciation	12,210,909	6,369,170	6,922,853

Net Assets	$362,380,749	$496,121,814	$99,972,158

Net asset value	$10.52	$7.76	$14.16

[8] Par value per share	$0.010	$0.010	$0.001

[9] Shares outstanding	34,456,370	63,942,535	7,058,401

[10] Shares authorized	200 million	200 million	unlimited

[11] Shares held in treasury	1,757,400	—	—

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	103

Statements of Operations

Six Months Ended February 28, 2011 (Unaudited)	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)

Investment Income

Interest	$12,528,136	$20,071,023	$21,011,353	$6,478,697	$2,194,879
Dividends — unaffiliated	23,840	210,863	74,218	23,044	7,252
Foreign taxes withheld	(49)	—	—	—	—
Dividends — affiliated	3,268	4,952	4,930	1,787	1,994
Facility and other fees	6,852	16,704	47,810	61,581	8,331

Total income	12,562,047	20,303,542	21,138,311	6,565,109	2,212,456

Expenses

Investment advisory	1,407,559	1,512,573	1,812,223	555,962	281,986
Printing	48,668	26,349	27,693	24,476	9,571
Professional	46,251	84,838	90,515	46,076	35,804
Custodian	34,670	31,851	31,875	13,140	8,022
Accounting services	30,470	35,229	37,665	13,450	5,372
Officer and Trustees	21,650	20,703	24,053	6,693	2,674
Transfer agent	5,911	22,006	23,002	12,687	6,207
Registration	4,667	5,550	5,925	9,096	4,489
Borrowing costs[1]	—	214,316	212,978	65,561	25,107
Administration	—	—	—	—	26,856
Miscellaneous	65,056	41,743	43,517	27,417	23,752

Total expenses excluding interest expense	1,664,902	1,995,158	2,309,446	774,558	429,840
Interest expense	200,519	661,044	629,408	155,216	56,396

Total expenses	1,865,421	2,656,202	2,938,854	929,774	486,236
Less fees waived by advisor	(381)	(831)	(821)	(664)	(589)
Less fees paid indirectly	—	—	—	—	—

Total expenses after fees waived and paid indirectly	1,865,040	2,655,371	2,938,033	929,110	485,647

Net investment income	10,697,007	17,648,171	18,200,278	5,635,999	1,726,809

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(379,473)	7,247,673	6,717,461	1,498,824	(1,169,196)
Financial futures contracts	(4,896,992)	(1,524,239)	(1,561,238)	(260,221)	—
Swaps	(1,443,336)	175,892	216,109	—	(31,704)
Foreign currency transactions	(131,257)	(1,803,159)	(1,908,591)	(260,888)	—
Options written	766,894	113,750	119,750	—	13,000
Borrowed bonds	(1,514,702)	—	—	—	—
Interest rate floors	—	—	—	—	—

	(7,598,866)	4,209,917	3,583,491	977,715	(1,187,900)

Net change in unrealized appreciation/depreciation on:
Investments	(12,751,165)	31,755,076	31,620,073	8,027,482	4,858,958
Financial futures contracts	(1,041,525)	(615,578)	(651,669)	(132,386)	—
Swaps	566,130	(429,508)	(408,099)	—	(43,808)
Foreign currency transactions	38,777	(194,805)	(207,549)	(30,495)	—
Options written	4,274,577	(107,893)	(113,584)	—	(12,341)
Unfunded loan commitments	—	33,265	20,475	921	1,819
Borrowed bonds	(27)	—	—	—	—
Interest rate floors	—	—	—	—	—

	(8,913,233)	30,440,557	30,259,647	7,865,522	4,804,628

Total realized and unrealized gain (loss)	(16,512,099)	34,650,474	33,843,138	8,843,237	3,616,728

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,815,092)	$52,298,645	$52,043,416	$14,479,236	$5,343,537

[1]	See Note 8 of the Notes to the Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

104	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Income Trust, Inc. (BKT)	BlackRock Strategic Bond Trust (BHD)

Investment Income

Interest	$11,873,171	$13,187,160	$4,342,116
Dividends — unaffiliated	—	—	1,212
Foreign taxes withheld	249	—	(254)
Dividends — affiliated	4,288	10,651	1,982
Facility and other fees	911	—	2,619

Total income	11,878,619	13,197,811	4,347,675

Expenses

Investment advisory	1,093,036	1,595,296	439,400
Printing	48,562	63,197	10,130
Professional	50,560	54,266	35,048
Custodian	45,489	47,965	8,023
Accounting services	26,515	35,307	7,666
Officer and Trustees	21,902	28,551	3,994
Transfer agent	9,352	29,400	4,133
Registration	5,499	10,136	3,376
Borrowing costs[1]	—	—	32,952
Administration	182,173	368,145	—
Miscellaneous	55,184	46,070	22,885

Total expenses excluding interest expense	1,538,272	2,278,333	567,607
Interest expense	175,046	371,133	124,300

Total expenses	1,713,318	2,649,466	691,907
Less fees waived by advisor	(379)	(2,217)	(573)
Less fees paid indirectly	—	(143)	(109)

Total expenses after fees waived and paid indirectly	1,712,939	2,647,106	691,225

Net investment income	10,165,680	10,550,705	3,656,450

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(457,424)	1,967,409	1,250,789
Financial futures contracts	(6,015,314)	5,833,761	(100,303)
Swaps	5,000,663	4,708,781	(73,197)
Foreign currency transactions	(183,680)	—	5,877
Options written	720,817	39,284	28,625
Borrowed bonds	(786,567)	(1,373,383)	—
Interest rate floors	—	(1,876,795)	—

	(1,721,505)	9,299,057	1,111,791

Net change in unrealized appreciation/depreciation on:
Investments	(14,144,504)	(9,718,690)	3,837,032
Financial futures contracts	(1,043,699)	(588,259)	19,507
Swaps	(4,592,949)	(2,675,581)	(107,911)
Foreign currency transactions	(227,567)	—	(48,900)
Options written	4,309,505	856,810	(27,158)
Unfunded loan commitments	—	—	4,036
Borrowed bonds	(27)	—	—
Interest rate floors	—	1,825,213	—

	(15,699,241)	(10,300,507)	3,676,606

Total realized and unrealized gain (loss)	(17,420,746)	(1,001,450)	4,788,397

Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,255,066)	$9,549,255	$8,444,847

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	105

Statements of Changes in Net Assets

	BlackRock Core Bond Trust (BHK)		BlackRock Corporate High Yield Fund V, Inc. (HYV)

Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

Operations

Net investment income	$10,697,007	$23,504,592	$17,648,171	$34,998,740
Net realized gain (loss)	(7,598,866)	22,830,017	4,209,917	7,089,947
Net change in unrealized appreciation/depreciation	(8,913,233)	24,703,783	30,440,557	54,072,650

Net increase (decrease) in net assets resulting from operations	(5,815,092)	71,038,392	52,298,645	96,161,337

Dividends to Shareholders From

Net investment income	(12,863,258)	(27,023,027)	(18,207,308)	(33,602,969)

Net Assets

Total increase (decrease) in net assets	(18,678,350)	44,015,365	34,091,337	62,558,368
Beginning of period	383,539,565	339,524,200	382,603,247	320,044,879

End of period	$364,861,215	$383,539,565	$416,694,584	$382,603,247

Undistributed net investment income	$5,036,646	$7,202,897	$4,442,265	$5,001,402

	BlackRock Corporate High Yield Fund VI, Inc. (HYT)		BlackRock High Income Shares (HIS)

Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

Operations

Net investment income	$18,200,278	$36,935,470	$5,635,999	$10,792,615
Net realized gain (loss)	3,583,491	1,901,818	977,715	(276,674)
Net change in unrealized appreciation/depreciation	30,259,647	57,412,973	7,865,522	17,435,391

Net increase in net assets resulting from operations	52,043,416	96,250,261	14,479,236	27,951,332

Dividends to Shareholders From

Net investment income	(17,770,534)	(35,992,789)	(6,753,706)	(9,230,927)

Capital Share Transactions

Reinvestment of dividends	—	87,090	—	—

Net Assets

Total increase in net assets	34,272,882	60,344,562	7,725,530	18,720,405
Beginning of period	401,759,810	341,415,248	119,641,691	100,921,286

End of period	$436,032,692	$401,759,810	$127,367,221	$119,641,691

Undistributed net investment income	$6,081,735	$5,651,991	$1,854,358	$2,972,065

See Notes to Financial Statements.

106	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Trust (BHY)		BlackRock Corporate Income Opportunity Trust (BNA)

Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

Operations

Net investment income	$1,726,809	$3,296,839	$10,165,680	$20,499,390
Net realized gain (loss)	(1,187,900)	(1,522,025)	(1,721,505)	21,968,948
Net change in unrealized appreciation/depreciation	4,804,628	7,423,666	(15,699,241)	20,927,252

Net increase (decrease) in net assets resulting from operations	5,343,537	9,198,480	(7,255,066)	63,395,590

Dividends and Distributions to Shareholders From

Net investment income	(1,677,584)	(3,246,508)	(11,743,661)	(27,117,163)
Tax return of capital	—	(108,660)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(1,677,584)	(3,355,168)	(11,743,661)	(27,117,163)

Net Assets

Total increase (decrease) in net assets	3,665,953	5,843,312	(18,998,727)	36,278,427
Beginning of period	42,980,132	37,136,820	381,379,476	345,101,049

End of period	$46,646,085	$42,980,132	$362,380,749	$381,379,476

Undistributed (distributions in excess of) net investment income	$(50,089)	$(99,314)	$5,155,609	$6,733,590

	BlackRock Income Trust, Inc. (BKT)		BlackRock Strategic Bond Trust (BHD)

Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010

Operations

Net investment income	$10,550,705	$12,848,017	$3,656,450	$7,157,170
Net realized gain	9,299,057	28,601,188	1,111,791	2,597,390
Net change in unrealized appreciation/depreciation	(10,300,507)	17,697,571	3,676,606	6,849,508

Net increase in net assets resulting from operations	9,549,255	59,146,776	8,444,847	16,604,068

Dividends and Distributions to Shareholders From

Net investment income	(9,687,294)	(16,372,760)	(4,266,860)	(6,391,382)
Net realized gain	—	(2,042,690)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(9,687,294)	(18,415,450)	(4,266,860)	(6,391,382)

Net Assets

Total increase (decrease) in net assets	(138,039)	40,731,326	4,177,987	10,212,686
Beginning of period	496,259,853	455,528,527	95,794,171	85,581,485

End of period	$496,121,814	$496,259,853	$99,972,158	$95,794,171

Undistributed (distributions in excess of) net investment income	$779,700	$(83,711)	$902,480	$1,512,890

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	107

Statements of Cash Flows

Six Months Ended February 28, 2011 (Unaudited)	BlackRock Core Bond Trust (BHK)	BlackRock Corporate High Yield Fund V, Inc. (HYV)	BlackRock Corporate High Yield Fund VI, Inc. (HYT)	BlackRock High Income Shares (HIS)	BlackRock High Yield Trust (BHY)

Cash Provided by (Used for) Operating Activities

Net increase (decrease) in net assets resulting from operations	$(5,815,092)	$52,298,645	$52,043,416	$14,479,236	$5,343,537
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(322,902)	(677,522)	(639,396)	21,024	(193,799)
(Increase) decrease in swap receivable	271,267	(29,985)	(32,317)	—	(2,970)
(Increase) decrease in other assets	(3,303)	171,979	225,916	45,426	22,105
Increase in commitment fees receivable	(3,731)	(27)	(149)	—	—
(Increase) decrease in dividends receivable	(21,782)	(89,947)	(81,983)	(20,271)	—
(Increase) decrease in margin variation receivable	182,210	—	—	—	—
(Increase) decrease in income receivable — affiliated	(987)	(2,445)	(2,519)	74	(5,348)
(Increase) decrease in cash pledged as collateral for financial futures contracts	2,093,000	360,000	345,000	40,000	—
Increase (decrease) in investment advisory fees payable	(17,896)	13,812	11,593	(244)	149
Increase (decrease) in interest expense and fees payable	(28,616)	176,364	59,713	34,157	(1,708)
Increase in other affiliates payable	834	805	832	243	—
Increase in other liabilities	88,786	—	—	—	—
Increase (decrease) in administration fees payable	—	—	—	—	13
Increase (decrease) in other accrued expenses payable	(20,864)	(15,763)	105,504	3,715	(764)
Increase (decrease) in commitment fees payable	(682)	(2,524)	(2,737)	(829)	(333)
Increase (decrease) in margin variation payable	67,719	24,070	26,920	3,750	—
Increase (decrease) in swaps payable	48,690	56,325	59,474	—	6,964
Increase in Officer’s and Trustees’ fees payable	3,004	2,468	4,218	710	769
Net periodic and termination payments of swaps	(1,779,994)	(143,847)	(179,904)	—	(113,908)
Net realized and unrealized gain (loss) on investments	10,245,013	(38,541,407)	(37,863,737)	(9,778,723)	(3,239,450)
Amortization of premium and accretion of discount on investments	(150,549)	(925,336)	(1,061,662)	(632,902)	(108,795)
Paid-in-kind income	—	(523,847)	(420,401)	(163,073)	(34,186)
Premiums received from options written	6,892,415	—	—	—	—
Proceeds from sales of long-term investments	3,073,359,711	226,712,351	233,123,565	69,399,027	24,342,322
Purchases of long-term investments	(3,051,785,379)	(262,710,990)	(266,178,548)	(70,330,371)	(26,331,457)
Net proceeds from sales (purchases) of short-term securities	(1,716,421)	1,017,212	583,675	644,446	(17,676)
Premiums paid on closing options written	(3,867,609)	—	—	—	—

Cash provided by (used for) operating activities	27,716,842	(22,829,609)	(19,873,527)	3,745,395	(334,535)

Cash Provided by (Used for) Financing Activities

Cash receipts from borrowings	630,548,305	148,000,000	149,000,000	43,000,000	11,000,000
Cash payments on borrowings	(649,360,851)	(106,000,000)	(111,000,000)	(40,000,000)	(9,000,000)
Cash dividends paid	(12,862,014)	(18,207,918)	(17,762,431)	(6,751,021)	(1,677,358)
Increase (decrease) in custodian bank payable	3,919,419	—	(212,807)	—	9,941

Cash provided by (used for) financing activities	(27,755,141)	23,792,082	20,024,762	(3,751,021)	332,583

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	(30)	14,049	1,798	285	—

Cash

Net increase (decrease) in cash	(38,329)	976,522	153,033	(5,341)	(1,952)
Cash and foreign currency at beginning of period	197,112	45,065	48,921	11,693	1,952

Cash and foreign currency at end of period	$158,783	$1,021,587	$201,954	$6,352	—

Cash Flow Information

Cash paid during the period for interest	$229,135	$484,680	$569,695	$121,059	$58,104

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

108	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Six Months Ended February 28, 2011 (Unaudited)	BlackRock Income Opportunity Trust, Inc. (BNA)	BlackRock Strategic Bond Trust (BHD)

Cash Provided by (Used for) Operating Activities

Net increase (decrease) in net assets resulting from operations	$(7,255,066)	$8,444,847
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(592,620)	(161,129)
(Increase) decrease in swap receivable	635,515	(6,215)
(Increase) decrease in other assets	(4,145)	(537)
Increase in commitment fees receivable	—	—
(Increase) decrease in dividends receivable	—	—
(Increase) decrease in margin variation receivable	305,240	(975)
(Increase) decrease in income receivable — affiliated	(260)	(7)
(Increase) decrease in cash pledged as collateral for financial futures contracts	(238,000)	(30,000)
Increase (decrease) in investment advisory fees payable	(26,004)	5,639
Increase (decrease) in interest expense and fees payable	(15,786)	52,923
Increase in other affiliates payable	—	536
Increase in other liabilities	—	—
Increase (decrease) in administration fees payable	(4,307)	—
Increase (decrease) in other accrued expenses payable	273,043	(72,535)
Increase (decrease) in commitment fees payable	—	—
Increase (decrease) in margin variation payable	98,403	(949)
Increase (decrease) in swaps payable	(36,490)	15,293
Increase in Officer’s and Trustees’ fees payable	3,893	716
Net periodic and termination payments of swaps	(896,122)	(342,233)
Net realized and unrealized gain (loss) on investments	10,245,223	(5,064,446)
Amortization of premium and accretion of discount on investments	152,859	(22,916)
Paid-in-kind income	—	(28,158)
Premiums received from options written	6,661,399	—
Proceeds from sales of long-term investments	2,757,021,559	42,950,256
Purchases of long-term investments	(2,737,286,544)	(58,746,776)
Net proceeds from sales (purchases) of short-term securities	(6,527,500)	42,917
Premiums paid on closing options written	(2,874,712)	—

Cash provided by (used for) operating activities	19,639,578	(12,963,749)

Cash Provided by (Used for) Financing Activities

Cash receipts from borrowings	573,476,744	40,000,000
Cash payments on borrowings	(572,992,650)	(23,000,000)
Cash dividends paid	(11,744,934)	(4,268,150)
Increase (decrease) in custodian bank payable	(772,922)	89,772

Cash provided by (used for) financing activities	(12,033,762)	12,821,622

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	8,245	5,419

Cash

Net increase (decrease) in cash	7,614,061	(136,708)
Cash and foreign currency at beginning of period	72,091	199,153

Cash and foreign currency at end of period	$7,686,152	$62,445

Cash Flow Information

Cash paid during the period for interest	$190,832	$71,377

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	109

Financial Highlights	BlackRock Core Bond Trust (BHK)

	Six Months Ended February 28, 2011 (Unaudited)			Period November 1, 2007 to August 31, 2008
		Year Ended August 31,			Year Ended October 31,

		2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$14.19	$12.56	$12.81	$13.63	$13.82	$14.27	$15.22

Net investment income	0.40 [1]	0.87 [1]	0.80 [1]	0.50 [1]	0.74	0.66	0.78
Net realized and unrealized gain (loss)	(0.60)	1.76	(0.28)	(0.69)	(0.13)	0.11	(0.37)

Net increase (decrease) from investment operations	(0.20)	2.63	0.52	(0.19)	0.61	0.77	0.41

Dividends and distributions from:
Net investment income	(0.48)	(1.00)	(0.77)	(0.61)	(0.61)	(0.93)	(1.01)
Net realized gain	—	—	—	—	—	(0.29)	(0.35)
Tax return of capital	—	—	—	(0.02)	(0.19)	—	—

Total dividends and distributions	(0.48)	(1.00)	(0.77)	(0.63)	(0.80)	(1.22)	(1.36)

Net asset value, end of period	$13.51	$14.19	$12.56	$12.81	$13.63	$13.82	$14.27

Market price, end of period	$12.28	$13.92	$11.98	$11.51	$12.23	$12.86	$13.69

Total Investment Return[2]

Based on net asset value	(1.21)%[3]	22.44%	5.28%	(1.00)%[3]	5.04%	6.20%	3.18%

Based on market price	(8.46)%[3]	25.93%	11.76%	(0.87)%[3]	1.29%	3.07%	7.46%

Ratios to Average Net Assets

Total expenses	1.02%[4]	1.18%	1.06%	2.29%[4]	1.60%	1.08%	1.50%

Total expenses after fees waived and paid indirectly	1.02%[4]	1.18%	1.06%	2.29%[4]	1.60%	1.08%	1.50%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.91%[4]	0.95%	0.83%	0.89%[4]	0.78%	0.77%	0.85%

Net investment income	5.83%[4]	6.62%	7.09%	4.55%[4]	5.36%	4.78%	5.20%

Supplemental Data

Net assets, end of period (000)	$364,861	$383,540	$339,524	$346,177	$368,335	$373,518	$385,514

Borrowings outstanding, end of period (000)	$150,125	$168,938	$74,572	$107,690	$103,354	$3,911	$86,876

Average borrowings outstanding during the period (000)	$146,121	$162,760	$73,467	$134,784	$44,786	$25,340	$91,130

Portfolio turnover	617%[5]	641%[6]	315%[7]	598%[8]	122%	88%	220%

Asset coverage, end of period per $1,000	$3,430	$3,270	$5,553	$4,215	$4,564	$96,502	$5,438

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 428%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 534%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 184%.

[8]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 337%.

See Notes to Financial Statements.

110	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Financial Highlights	BlackRock Corporate High Yield Fund V, Inc. (HYV)

	Six Months Ended February 28, 2011 (Unaudited)

		Year Ended August 31,

		2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$11.61	$9.71	$11.94	$13.83	$14.10	$15.19

Net investment income[1]	0.54	1.06	1.07	1.18	1.20	1.22
Net realized and unrealized gain (loss)	1.05	1.86	(2.10)	(1.85)	(0.33)	(0.50)

Net increase (decrease) from investment operations	1.59	2.92	(1.03)	(0.67)	0.87	0.72

Dividends and distributions from:
Net investment income	(0.55)	(1.02)	(1.20)	(1.17)	(1.14)	(1.25)
Net realized gain	—	—	—	(0.05)	—	(0.56)

Total dividends and distributions	(0.55)	(1.02)	(1.20)	(1.22)	(1.14)	(1.81)

Net asset value, end of period	$12.65	$11.61	$9.71	$11.94	$13.83	$14.10

Market price, end of period	$11.81	$11.40	$9.32	$10.15	$12.24	$12.81

Total Investment Return[2]

Based on net asset value	14.21%[3]	31.40%	(3.83)%	(3.99)%	6.76%	6.37%

Based on market price	8.59%[3]	34.42%	8.59%	(7.78)%	4.00%	(2.40)%

Ratios to Average Net Assets

Total expenses	1.33%[4]	1.26%	1.84%	2.11%	3.20%	2.87%

Total expenses after fees waived and paid indirectly	1.33%[4]	1.26%	1.84%	2.11%	3.20%	2.87%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees	1.00%[4]	0.99%	1.16%	0.97%	0.99%	0.98%

Net investment income	8.85%[4]	9.52%	13.00%	9.16%	8.23%	8.49%

Supplemental Data

Net assets, end of period (000)	$416,695	$382,603	$320,045	$393,389	$455,710	$464,453

Borrowings outstanding, end of period (000)	$134,000	$92,000	$54,000	$94,700	$127,700	$200,100

Average borrowings outstanding during the period (000)	$106,315	$79,427	$65,403	$106,140	$188,373	$183,484

Portfolio turnover	46%	90%	65%	46%	51%	64%

Asset coverage, end of period per $1,000	$4,110	$5,159	$6,927	$5,154	$4,569	$3,321

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	111

Financial Highlights	BlackRock Corporate High Yield Fund VI, Inc. (HYT)

	Six Months Ended February 28, 2011 (Unaudited)

		Year Ended August 31,

		2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$11.38	$9.68	$11.89	$13.81	$14.12	$15.08

Net investment income[1]	0.52	1.05	1.05	1.16	1.18	1.16
Net realized and unrealized gain (loss)	0.95	1.67	(2.07)	(1.87)	(0.39)	(0.49)

Net increase (decrease) from investment operations	1.47	2.72	(1.02)	(0.71)	0.79	0.67

Dividends and distributions from:
Net investment income	(0.50)	(1.02)	(1.19)	(1.21)	(1.10)	(1.17)
Net realized gain	—	—	—	—	—	(0.46)

Total dividends and distributions	(0.50)	(1.02)	(1.19)	(1.21)	(1.10)	(1.63)

Net asset value, end of period	$12.35	$11.38	$9.68	$11.89	$13.81	$14.12

Market price, end of period	$11.79	$11.19	$9.47	$10.14	$12.15	$12.48

Total Investment Return[2]

Based on net asset value	13.31%[3]	29.26%	(4.03)%	(4.30)%	6.29%	6.29%

Based on market price	10.01%[3]	29.92%	10.09%	(7.24)%	5.80%	(1.07)%

Ratios to Average Net Assets

Total expenses	1.41%[4]	1.34%	2.01%	2.24%	3.35%	2.89%

Total expenses after fees waived and paid indirectly	1.41%[4]	1.34%	2.01%	2.24%	3.35%	2.89%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees	1.11%[4]	1.09%	1.28%	1.10%	1.12%	1.11%

Net investment income	8.72%[4]	9.52%	12.82%	9.02%	8.03%	8.11%

Supplemental Data

Net assets, end of period (000)	$436,033	$401,760	$341,415	$419,502	$487,251	$498,096

Borrowings outstanding, end of period (000)	$127,000	$89,000	$58,000	$110,900	$135,900	$216,200

Average borrowings outstanding during the period (000)	$101,188	$76,356	$73,784	$113,996	$202,705	$184,070

Portfolio turnover	46%	85%	60%	45%	51%	62%

Asset coverage, end of period per $1,000	$4,433	$5,514	$6,886	$4,783	$4,585	$3,304

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

112	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Financial Highlights	BlackRock High Income Shares (HIS)

	Six Months Ended February 28, 2011 (Unaudited)			Period January 1, 2007 to August 31, 2008
		Year Ended August 31,
					Year Ended December 31,

		2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$2.19	$1.85	$2.23	$2.47	$2.68	$2.61	$2.87

Net investment income	0.10 [1]	0.20 [1]	0.19 [1]	0.15 [1]	0.24	0.22	0.24
Net realized and unrealized gain (loss)	0.15	0.31	(0.36)	(0.26)	(0.21)	0.08	(0.23)

Net increase (decrease) from investment operations	0.25	0.51	(0.17)	(0.11)	0.03	0.30	0.01

Dividends from net investment income	(0.11)	(0.17)	(0.21)	(0.13)	(0.24)	(0.23)	(0.27)

Net asset value, end of period	$2.33	$2.19	$1.85	$2.23	$2.47	$2.68	$2.61

Market price, end of period	$2.16	$2.09	$1.68	$1.88	$2.14	$2.55	$2.33

Total Investment Return[2]

Based on net asset value	12.65%[3]	28.95%	(3.01)%	(4.00)%[3]	1.58%	12.32%	0.43%

Based on market price	9.43%[3]	35.52%	4.47%	(6.59)%[3]	(7.51)%	19.70%	(11.28)%

Ratios to Average Net Assets

Total expenses	1.51%[4]	1.49%	2.01%	1.98%[4]	3.56%	3.78%	3.04%

Total expenses after fees waived and paid indirectly	1.50%[4]	1.49%	2.01%	1.98%[4]	3.55%	3.77%	3.04%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.25%[4]	1.27%	1.41%	1.05%[4]	1.27%	1.34%	1.37%

Net investment income	9.13%[4]	9.34%	12.06%	9.52%[4]	8.89%	8.42%	8.82%

Supplemental Data

Net assets, end of period (000)	$127,367	$119,642	$100,921	$121,808	$135,098	$146,538	$142,457

Borrowings outstanding, end of period (000)	$28,000	$25,000	$18,000	$27,000	$46,000	$62,000	$66,000

Average borrowings outstanding during the period (000)	$24,956	$21,027	$21,220	$27,069	$55,868	$62,838	$65,992

Portfolio turnover	50%	85%	55%	25%	69%	83%	115%

Asset coverage, end of period per $1,000	$5,549	$5,786	$6,607	$5,512	$3,937	$3,364	$3,158

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized. The performance set forth in this table is the financial data of BlackRock High Income Shares. BlackRock Advisors, LLC began managing the Trust on March 2, 2005.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	113

Financial Highlights	BlackRock High Yield Trust (BHY)

	Six Months Ended February 28, 2011 (Unaudited)			Period November 1, 2007 to August 31, 2008
		Year Ended August 31,
					Year Ended October 31,

		2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$6.69	$5.78	$6.84	$7.91	$7.85	$7.48	$7.95

Net investment income	0.27 [1]	0.51 [1]	0.51 [1]	0.50 [1]	0.63	0.66	0.68
Net realized and unrealized gain (loss)	0.56	0.92	(1.00)	(1.06)	0.04	0.36	(0.36)

Net increase (decrease) from investment operations	0.83	1.43	(0.49)	(0.56)	0.67	1.02	0.32

Dividends and distributions from:
Net investment income	(0.26)	(0.50)	(0.55)	(0.51)	(0.61)	(0.65)	(0.79)
Tax return of capital	—	(0.02)	(0.02)	—	—	—	—

Total dividends and distributions	(0.26)	(0.52)	(0.57)	(0.51)	(0.61)	(0.65)	(0.79)

Net asset value, end of period	$7.26	$6.69	$5.78	$6.84	$7.91	$7.85	$7.48

Market price, end of period	$6.75	$6.44	$5.84	$5.96	$6.92	$7.77	$7.36

Total Investment Return[2]

Based on net asset value	12.85%[3]	25.70%	(5.30)%	(6.47)%[3]	9.03%	14.25%	2.85%

Based on market price	9.00%[3]	19.76%	9.81%	(6.85)%[3]	(3.63)%	14.93%	(13.49)%

Ratios to Average Net Assets

Total expenses	2.17%[4]	2.10%	2.61%	2.61%[4]	4.16%	4.50%	3.52%

Total expenses after fees waived and paid indirectly	2.17%[4]	2.10%	2.61%	2.61%[4]	4.14%	4.49%	3.51%

Total expenses after fees waived and excluding interest expense	1.92%[4]	1.91%	2.16%	1.77%[4]	2.10%	2.19%	2.10%

Net investment income	7.72%[4]	7.89%	10.22%	8.34%[4]	7.84%	8.74%	8.71%

Supplemental Data

Net assets, end of period (000)	$46,646	$42,980	$37,137	$43,897	$50,782	$50,385	$47,924

Borrowings outstanding, end of period (000)	$10,000	$8,000	$4,000	$6,250	$9,250	$20,250	$20,750

Average borrowings outstanding during the period (000)	$9,066	$6,427	$5,223	$7,443	$17,710	$20,621	$20,425

Portfolio turnover	49%	80%	54%	34%	69%	85%	102%

Asset coverage, end of period per $1,000	$5,665	$6,373	$10,284	$8,023	$6,490	$3,488	$3,310

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

114	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Financial Highlights	BlackRock Income Opportunity Trust, Inc. (BNA)

	Six Months Ended February 28, 2011 (Unaudited)			Period November 1, 2007 to August 31, 2008
		Year Ended August 31,
					Year Ended October 31,

		2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$11.07	$10.02	$10.35	$11.02	$11.17	$11.56	$12.38

Net investment income	0.30 [1]	0.59 [1]	0.59 [1]	0.53 [1]	0.62	0.57	0.72
Net realized and unrealized gain (loss)	(0.51)	1.25	(0.31)	(0.69)	(0.11)	0.01	(0.45)

Net increase (decrease) from investment operations	(0.21)	1.84	0.28	(0.16)	0.51	0.58	0.27

Dividends and distributions from:
Net investment income	(0.34)	(0.79)	(0.61)	(0.51)	(0.61)	(0.65)	(0.81)
Net realized gain	—	—	—	—	—	(0.26)	(0.28)
Tax return of capital	—	—	—	—	(0.05)	(0.06)	—

Total dividends and distributions	(0.34)	(0.79)	(0.61)	(0.51)	(0.66)	(0.97)	(1.09)

Net asset value, end of period	$10.52	$11.07	$10.02	$10.35	$11.02	$11.17	$11.56

Market price, end of period	$9.52	$10.56	$9.65	$9.82	$10.19	$10.58	$10.90

Total Investment Return[2]

Based on net asset value	(1.64)%[3]	19.83%	3.90%	(1.07)%[3]	5.11%	5.76%	2.95%

Based on market price	(6.69)%[3]	18.69%	5.46%	1.51%[3]	2.62%	6.27%	5.53%

Ratios to Average Net Assets

Total expenses	0.94%[4]	1.09%	0.95%	2.25%[4]	2.01%	1.61%	1.72%

Total expenses after fees waived and paid indirectly	0.94%[4]	1.09%	0.95%	2.25%[4]	2.00%	1.61%	1.72%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.84%[4]	0.86%	0.85%	0.83%[4]	0.87%	0.89%	0.87%

Net investment income	5.58%[4]	5.81%	6.45%	5.89%[4]	5.68%	5.11%	5.97%

Supplemental Data

Net assets, end of period (000)	$362,381	$381,379	$345,101	$356,456	$379,605	$384,850	$398,078

Borrowings outstanding, end of period (000)	$158,260	$157,776	$77,474	$100,740	$105,262	$34,326	$120,179

Average borrowings outstanding during the period (000)	$140,370	$151,700	$49,573	$131,462	$68,241	$59,691	$122,457

Portfolio turnover	579%[5]	720%[6]	270%[7]	441%[8]	196%	131%	396%

Asset coverage, end of period per $1,000	$3,290	$3,417	$5,454	$4,538	$4,606	$12,212	$4,312

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 390%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 608%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 165%.

[8]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 168%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	115

Financial Highlights	BlackRock Income Trust, Inc. (BKT)

	Six Months Ended February 28, 2011 (Unaudited)			Period November 1, 2007 to August 31, 2008
		Year Ended August 31,
					Year Ended October 31,

		2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$7.76	$7.12	$6.94	$6.53	$6.48	$6.54	$6.95

Net investment income	0.17 [1]	0.20 [1]	0.28 [1]	0.26 [1]	0.30	0.32	0.44
Net realized and unrealized gain (loss)	(0.02)	0.73	0.19	0.40	0.12	0.05	(0.30)

Net increase from investment operations	0.15	0.93	0.47	0.66	0.42	0.37	0.14

Dividends and distributions from:
Net investment income	(0.15)	(0.26)	(0.29)	(0.25)	(0.29)	(0.34)	(0.48)
Net realized gain	—	(0.03)	—	—	—	—	—
Tax return of capital	—	—	—	—	(0.08)	(0.09)	(0.07)

Total dividends and distributions	(0.15)	(0.29)	(0.29)	(0.25)	(0.37)	(0.43)	(0.55)

Net asset value, end of period	$7.76	$7.76	$7.12	$6.94	$6.53	$6.48	$6.54

Market price, end of period	$6.80	$6.95	$6.53	$6.07	$5.81	$6.07	$5.90

Total Investment Return[2]

Based on net asset value	2.22%[3]	13.86%	7.64%	10.82%[3]	7.06%	6.06%	2.12%

Based on market price	0.01%[3]	11.19%	12.87%	8.94%[3]	1.69%	10.18%	(14.63)%

Ratios to Average Net Assets

Total expenses	1.08%[4]	1.05%	1.09%	1.63%[4]	2.77%	2.85%	2.80%

Total expenses after fees waived and before fees paid indirectly	1.08%[4]	1.02%	1.08%	1.63%[4]	2.77%	2.85%	2.80%

Total expenses after fees waived and paid indirectly	1.08%[4]	1.02%	1.08%	1.63%[4]	2.76%	2.84%	2.79%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.93%[4]	0.92%	0.93%	0.91%[4]	0.98%	1.00%	0.99%

Net investment income	4.30%[4]	2.72%	4.09%	4.67%[4]	4.60%	4.92%	6.54%

Supplemental Data

Net assets, end of period (000)	$496,122	$496,260	$455,529	$444,054	$417,651	$414,460	$418,390

Borrowings outstanding, end of period (000)	$93,056	$106,985	$11,815	—	$33,895	$70,691	$149,558

Average borrowings outstanding during the period (000)	$85,216	$23,316	$537	$61,777	$93,325	$104,393	$180,553

Portfolio turnover	601%[5]	883%[6]	700%[7]	263%[8]	250%	80%	60%

Asset coverage, end of period per $1,000	$6,331	$5,639	$39,555	—	$13,322	$6,863	$3,798

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 287%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 207%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 184%.

[8]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 0%.

See Notes to Financial Statements.

116	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Financial Highlights	BlackRock Strategic Bond Trust (BHD)

	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31,		Period November 1, 2007 to August 31, 2008
					Year Ended October 31,

		2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$13.57	$12.12	$12.76	$13.80	$13.83	$13.68	$15.10

Net investment income	0.52 [1]	1.01 [1]	0.93 [1]	0.76 [1]	0.95	0.99	1.10
Net realized and unrealized gain (loss)	0.67	1.35	(0.69)	(1.03)	(0.06)	0.18	(1.13)

Net increase (decrease) from investment operations	1.19	2.36	0.24	(0.27)	0.89	1.17	(0.03)

Dividends and distributions from:
Net investment income	(0.60)	(0.91)	(0.88)	(0.77)	(0.92)	(0.98)	(1.12)
Tax return of capital	—	—	—	—	—	(0.04)	(0.27)

Total dividends and distributions	(0.60)	(0.91)	(0.88)	(0.77)	(0.92)	(1.02)	(1.39)

Net asset value, end of period	$14.16	$13.57	$12.12	$12.76	$13.80	$13.83	$13.68

Market price, end of period	$13.02	$13.17	$11.43	$10.85	$11.88	$12.85	$12.45

Total Investment Return[2]

Based on net asset value	9.30%[3]	20.38%	3.99%	(1.19)%[3]	7.26%	9.58%	(0.49)%

Based on market price	3.55%[3]	23.88%	15.34%	(2.40)%[3]	(0.62)%	11.87%	(18.11)%

Ratios to Average Net Assets

Total expenses	1.42%[4]	1.13%	1.00%	0.93%[4]	1.45%	2.25%	2.14%

Total expenses after fees waived and before fees paid indirectly	1.42%[4]	1.11%	0.92%	0.82%[4]	1.27%	2.25%	2.14%

Total expenses after fees waived and paid indirectly	1.42%[4]	1.11%	0.92%	0.82%[4]	1.27%	2.00%	1.87%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees	1.16%[4]	1.04%	0.92%	0.81%[4]	0.87%	0.94%	0.92%

Net investment income	7.51%[4]	7.77%	8.67%	6.85%[4]	6.86%	7.26%	7.58%

Supplemental Data

Net assets, end of period (000)	$99,972	$95,794	$85,581	$90,092	$97,410	$97,614	$96,546

Borrowings outstanding, end of period (000)	$29,000	$12,000	—	$1,571	$413	$14,951	$31,883

Average borrowings outstanding during the period (000)	$19,978	$5,701	$303	$391	$7,240	$21,104	$30,406

Portfolio turnover	38%	83%	61%	27%	34%	56%	51%

Asset coverage, end of period per $1,000	$4,447	$8,983	—	$58,347	$236,789	$7,529	$4,028

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	117

Notes to Financial Statements(Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Core Bond Trust (“BHK”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock Corporate High Yield Fund VI, Inc. (“HYT”), BlackRock High Income Shares (“HIS”), BlackRock High Yield Trust (“BHY”), BlackRock Income Opportunity Trust, Inc. (“BNA”), BlackRock Income Trust, Inc. (“BKT”) and BlackRock Strategic Bond Trust (“BHD”) (collectively the “Trusts” or individually as a “Trust”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. HYV, HYT, BNA and BKT are organized as Maryland corporations. BHK, BHY and BHD are organized as Delaware statutory trusts. HIS is organized as a Massachusetts business trust. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Trust’s Board of Directors/Trustees are collectively referred to throughout this report as the “Board of Trustees” or the “Board.” The Trusts determine and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts’ would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Trusts value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

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Notes to Financial Statements (continued)

Foreign Currency Transactions: The Trusts’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Trusts’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trusts report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Trusts may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Trusts may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Trusts may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include IOs, principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Trust may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Certain Trusts may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Trusts may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Notes to Financial Statements (continued)

Floating Rate Loan Interests: Certain Trusts may invest in floating rate loan interests. The floating rate loan interests the Trusts hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trusts may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trusts consider these investments to be investments in debt securities for purposes of their investment policies.

When a Trust buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Trusts may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Trusts earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trusts upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trusts may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trusts may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trusts having a contractual relationship only with the lender, not with the borrower. The Trusts will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trusts generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trusts may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trusts will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trusts’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trusts may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trusts having a direct contractual relationship with the borrower, and the Trusts may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Certain Trusts may enter into borrowed bond agreements. In a borrowed bond agreement, each Trust borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Trusts, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Trusts and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Trusts may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Trusts may also experience delays in gaining access to the collateral.

TBA Commitments: Certain Trusts may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Trusts generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Trusts will not be entitled to receive interest and principal payments on the securities sold. The Trusts account for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Trusts’ portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Trusts are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: Certain Trusts may enter into treasury roll transactions. In a treasury roll transaction the Trusts sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Trusts received cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Trusts and the counterparty over the term of the borrowing. The Trusts will benefit from the transaction if the income earned on the investment purchased with the cash

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Notes to Financial Statements (continued)

received in the treasury roll transaction exceeds the interest expense incurred by the Trusts. If the interest expense exceeds the income earned, the Trusts’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Trusts are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Trusts may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trusts sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trusts may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trusts are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trusts’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trusts’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions, TALF loan and loan payable), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BHY, BNA, BKT and BHD’s US federal tax returns remains open for the year ended October 31, 2007, the period ended August 31, 2008 and for each of the two years ended August 31, 2010. The statute of limitations on BHK and HIS’s US federal tax returns remains open for the year ended December 31, 2007, the period ended August 31, 2008 and for each of the two years ended August 31, 2010. The statute of limitations on HYV and HYT’s tax returns remains open for each of the four years ended August 31, 2010. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in dividend — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Trusts have an arrangement with the custodian whereby fees may be reduced by

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Notes to Financial Statements (continued)

credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trusts’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trusts bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trusts do not give rise to counterparty credit risk, as options written obligate the Trusts to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trusts may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Trust and each of its respective counterparties. The ISDA Master Agreement allows each Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their counterparties are not fully collateralized contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trusts manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Trusts’ net assets decline by a stated percentage or the Trusts fails to meet the terms of its ISDA Master Agreements, which would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Trusts and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Trusts enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Trusts, help to manage the overall exposure to the currency backing some of the investments held by the Trusts. The contract is marked-to-market daily and the change in market value is recorded by the Trusts as an unrealized gain or loss. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

122	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Notes to Financial Statements (continued)

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Trusts also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Trusts but not yet delivered, or committed or anticipated to be purchased by the Trusts.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security at a price different from the current market value.

Swaps: The Trusts enter into swap agreements, in which the Trusts and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Trusts are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Trusts enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Trusts will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Trusts enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Trusts will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Trusts enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	123

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of February 28, 2011

	Asset Derivatives

		BHK	HYV	HYT	BHY	BNA	BKT	BHD

	Statements of Assets and Liabilities Location				Value

Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$8,174,792	—	—	—	$7,517,944	$24,611,240	$25,036
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated**	679,309	$67	$71	—	677,897	—	—
Credit contracts	Unrealized appreciation on swaps	18,962	389,277	456,881	$12,189	18,962	—	51,053

Total		$8,873,063	$389,344	$456,952	$12,189	$8,214,803	$24,611,240	$76,089

	Liability Derivatives

		BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

	Statements of Assets and Liabilities Location				Value

Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value; Interest rate floors at value	$10,257,968	—	—	—	—	$10,088,485	$24,892,010	$11,147
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	833,729	$252,933	$269,959	$36,740	—	840,687	—	53,362
Credit contracts	Unrealized depreciation on swaps; Options written at value	267,424	862,839	787,924	—	$59,528	267,425	—	141,158
Equity contracts	Net unrealized appreciation/depreciation*	—	440,075	471,113	86,908	—	—	—	—

Total		$11,359,122	$1,555,847	$1,528,996	$123,648	$59,528	$11,196,597	$24,892,010	$205,667

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Instruments in the Statement of Operations Six Months Ended February 28, 2011

	Net Realized Gain (Loss) from

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Interest rate contracts:
Financial futures contracts	$(4,896,992)	—	—	—	—	$(6,015,314)	$5,833,761	$(100,303)
Swaps	(1,122,308)	—	—	—	—	3,854,856	4,708,781	—
Options***	804,170	—	—	—	—	895,513	(40,185)	28,625
Floors	—	—	—	—	—	—	(1,876,795)	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	(288,618)	$(1,821,239)	$(2,066,544)	$(291,614)	—	(58,453)	—	(164,507)
Options***	41,688	—	—	—	—	36,063	—	—
Credit contracts:
Swaps	(321,028)	175,892	216,109	—	$(31,704)	1,145,807	—	—
Options***	—	113,750	119,750	—	13,000	—	—	(73,197)
Equity contracts:
Financial futures contracts	—	(1,524,239)	(1,561,238)	(260,221)	—	—	—	—
Options***	—	50,715	52,351	—	—	—	—	—

Total	$(5,783,088)	$(3,005,121)	$(3,239,572)	$(551,835)	$(18,704)	$(141,528)	$8,625,562	$(309,382)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

124	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Notes to Financial Statements (continued)

	Net Change in Unrealized Appreciation/Depreciation on

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Interest rate contracts:
Financial futures contracts	$(1,041,525)	—	—	—	—	$(1,043,699)	$(588,259)	$19,507
Swaps	1,153,379	—	—	—	—	(3,881,597)	(2,675,581)	—
Options***	1,167,371	—	—	—	—	1,339,969	270,875	—
Floors	—	—	—	—	—	—	1,825,213	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	(226,335)	$(210,673)	$(227,991)	$(36,398)	—	(236,822)	—	(56,815)
Options***	(66,037)	—	—	—	—	(65,782)	—	—
Credit contracts:
Swaps	(176,784)	(429,508)	(408,099)	—	$(43,808)	(300,888)	—	(107,911)
Options***	—	(107,893)	(113,584)	—	(12,341)	—	—	(27,158)
Equity contracts:
Financial futures contracts	—	(615,578)	(651,669)	(132,386)	—	—	—	—
Other contracts:
Swaps	(410,465)	—	—	—	—	(410,464)	—	—

Total	$399,604)	$(1,363,652)	$(1,401,343)	$(168,784)	$(56,149)	$(4,599,283)	$(1,167,752)	$(172,377)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended February 28, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHK	HYV	HYT	HIS	BHY	BNA	BKT	BHD

Financial futures contracts:
Average number of contracts purchased	554	—	—	—	—	613	719	52
Average number of contracts sold	953	191	203	39	—	980	2,665	28
Average notional value of contracts purchased	$86,867,487	—	—	—	—	$95,818,635	$165,022,176	$7,984,721
Average notional value of contracts sold	$126,561,648	$11,611,623	$12,341,602	$2,340,775	—	$129,193,058	$375,739,627	$3,346,988
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	14	11	11	4	—	17	—	4
Average number of contracts — US dollars sold	11	1	1	—	—	11	—	—
Average US dollar amounts purchased	$21,338,472	$26,889,071	$28,812,263	$4,411,227	—	$17,868,564	—	$4,781,846
Average US dollar amounts sold	$15,351,150	$48,920	$129,673	—	—	$15,317,787	—	—
Options:
Average number of option contracts purchased	11,895	—	—	—	3	1,683	267	6
Average number of option contracts written	289	—	—	—	—	289	364	—
Average notional value of option contracts purchased	$1,949,019	—	—	—	$2,829	$1,882,030	$494,250	$5,657
Average notional value of option contracts written	$487,000	—	—	—	—	$487,250	$590,750	—
Average number of swaption contracts purchased	40	—	—	—	—	39	2	—
Average number of swaption contracts written	55	—	—	—	—	54	4	—
Average notional value of swaption contracts purchased	$193,950,000	—	—	—	—	$179,750,000	$12,400,000	—
Average notional value of swaption contracts written	$215,950,000	—	—	—	—	$218,300,000	$29,200,000	—
Credit default swaps:
Average number of contracts — buy protection	8	7	7	—	5	9	—	7
Average number of contracts — sell protection	2	20	20	—	7	1	—	9
Average notional value — buy protection	$14,901,500	$6,430,000	$6,300,000	—	$675,000	$17,871,500	—	$2,072,500
Average notional value — sell protection	$5,045,000	$9,551,528	$10,365,250	—	$359,238	$7,450,000	—	$1,237,500
Interest rate swaps:
Average number of contracts — pays fixed rate	13	—	—	—	—	11	14	—
Average number of contracts — receives fixed rate	12	—	—	—	—	11	11	—
Average notional value — pays fixed rate	$74,900,000	—	—	—	—	$61,950,000	$360,330,000	—
Average notional value — receives fixed rate	$31,900,000	—	—	—	—	$26,350,000	$243,911,600	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trusts for 1940 Act purposes, but BAC and Barclays are not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services for BHK, HYV, HYT, HIS and BHD.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	125

Notes to Financial Statements (continued)

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

BHK	0.55%
HIS	0.75% of the first
$200 million and
0.50% thereafter
BHY	1.05%
BHD	0.75%

The following Trusts’ investment advisory fee paid to the Manager is computed daily and payable monthly based on an annual rate of each Trust’s average total assets (including any assets attributable to borrowings) minus the sum of total liabilities (other than debt representing financial leverage):

HYV	0.60%
HYT	0.70%

The following Trusts’ investment advisory fee paid to the Manager is computed weekly and payable monthly based on an annual rate of each Trust’s average net assets:

BNA	0.60%
BKT	0.65%

BHY, BNA and BKT each have an Administration Agreement with the Manager. The administration fee paid to the Manager is computed weekly and payable monthly based on an annual rate, 0.10% for BNA, and 0.15% for BKT, of each Trust’s average net assets and 0.10% for BHY of the Trust’s average weekly total assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended February 28, 2011, the amounts waived were as follows:

BHK	$381
HYV	$831
HYT	$821
HIS	$664
BHY	$589
BNA	$379
BKT	$2,217
BHD	$573

The Manager entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager with respect to BHK, HYV, HYT, HIS, and BHD. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

For the period August 1, 2010 through December 31, 2010, each Trust reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BHK	$1,668
HYV	$1,496
HYT	$1,558
HIS	$452
BHD	$761

Effective January 1, 2011, the Trusts no longer reimburse the Manager for accounting services.

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended February 28, 2011, were as follows:

	Purchases	Sales

BHK	$2,362,451,629	$2,307,568,903
HYV	$266,616,913	$232,857,997
HYT	$270,911,385	$238,425,888
HIS	$72,619,558	$74,480,756
BHY	$26,413,275	$25,061,015
BNA	$2,205,458,027	$2,150,871,699
BKT	$4,558,950,728	$4,372,161,304
BHD	$57,216,107	$43,117,112

For the six months ended February 28, 2011, purchases and sales of US government securities were as follows:

	Purchases	Sales

BHK	$894,549,157	$884,443,787
BNA	$789,952,029	$778,467,525
BKT	$641,530,144	$632,431,928
BHD	$3,318,085	$1,011,208

For the six months ended February 28, 2011, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales

BHK	$975,922,430	$976,005,641
BNA	$958,259,613	$958,259,652
BKT	$2,611,566,758	$2,614,370,172

126	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Notes to Financial Statements (continued)

Transactions in options written for the six months ended February 28, 2011, were as follows:

	Calls			Puts

	Options Contracts	Swaptions Notional Amount (000)	Premium Received	Options Contracts	Swaptions Notional Amount (000)	Premium Received

BHK
Outstanding options, beginning of period	—	$75,700	$4,043,175	—	$117,300	$4,587,195
Options written	17,543	80,700	3,238,797	6,475	100,430	3,446,041
Options closed	(17,187)	(32,500)	(1,473,560)	(98)	(54,130)	(1,081,088)
Options exercised	—	(15,000)	(798,750)	(3)	—	(930)
Options expired	(160)	(9,500)	(183,464)	(6,110)	(38,600)	(1,816,361)

Outstanding options, end of period	196	$99,400	$4,826,198	264	$125,000	$5,134,857

HYV
Outstanding options, beginning of period	—	$13,250	$94,750	—	$4,750	$71,250
Options expired	—	(13,250)	(94,750)	—	(4,750)	(71,250)

Outstanding options, end of period	—	—	—	—	—	—

HYT
Outstanding options, beginning of period	—	$13,950	$99,750	—	$5,000	$75,000
Options expired	—	(13,950)	(99,750)	—	(5,000)	75,000

Outstanding options, end of period	—	—	—	—	—	—

BHY
Outstanding options, beginning of period	—	$1,500,000	$10,800	—	$550,000	$8,250
Options expired	—	(1,500,000)	(10,800)	—	(550,000)	(8,250)

Outstanding options, end of period	—	—	—	—	—	—

BNA
Outstanding options, beginning of period	—	$79,400	$3,860,147	—	$116,000	$4,379,012
Options written	17,464	76,800	3,148,350	6,448	96,430	3,355,385
Options closed	(17,108)	(30,100)	(1,441,924)	(6,082)	(38,200)	(1,795,761)
Options exercised	—	(15,000)	(798,750)	(3)	—	(930)
Options expired	(160)	(9,600)	(183,989)	(98)	(47,230)	(1,045,245)

Outstanding options, end of period	196	$101,500	$4,583,834	265	$127,000	$4,892,461

BKT
Outstanding options, beginning of period	—	$18,100	$679,458	—	$18,100	$679,457
Options written	23,475	—	479,926	8,537	—	588,852
Options closed	(23,006)	—	(235,599)	(457)	—	(290,058)
Options exercised	—	—	—	(7,643)	—	(90,756)
Options expired	(201)	—	(86,919)	(134)	—	(89,696)

Outstanding options, end of period	268	$18,100	$836,866	303	$18,100	$797,799

BHD
Outstanding options, beginning of period	—	$3,325	$23,825	—	$1,200	$18,000
Options expired	—	(2,125)	(10,625)	—	(1,200)	(18,000)
Options exercised	—	(1,200)	(13,200)	—	—	—

Outstanding options, end of period	—	—	—	—	—	—

5. Capital Loss Carryforwards:

As of August 31, 2010, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BHK	HYV	HYT	HIS	BHY	BNA	BHD

2011	—	—	—	$28,467,396	$4,771,417	—	—
2012	—	—	—	2,339,279	316,410	—	—
2014	$231,359	—	$2,291,195	7,043,976	2,060,533	$2,451,626	$447,113
2015	—	—	564,489	—	2,467,772	2,342,921	—
2016	17,415,494	$950,802	1,125,717	10,829,322	2,039,760	14,734,497	2,036,040
2017	7,416,000	37,231,421	40,815,806	3,140,056	916,541	7,369,088	930,008
2018	—	45,786,654	54,927,764	15,169,557	5,191,260	10,964,638	3,835,687

Total	$25,062,853	$83,968,877	$99,724,971	$66,989,586	$17,763,693	$37,862,770	$7,248,848

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	127

Notes to Financial Statements (continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trusts after August 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Borrowings:

On March 4, 2010, the HYV, HYT, HIS, BHY and BHD entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The Trusts have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment Amounts

HYV	$140,000,000
HYT	$145,000,000
HIS	$45,000,000
BHY	$18,000,000
BHD	$30,000,000

Advances were made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 1.0% above the Fed Funds rate and (ii) 1.0% above the Overnight LIBOR or (b) 1.0% above 7-day, 30-day, 60-day or 90-day LIBOR.

Effective March 3, 2011, the SSB Agreement was renewed for 364 days. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts

HYV	$204,500,000
HYT	$213,800,000
HIS	$63,600,000
BHY	$23,000,000
BHD	$50,200,000

Advances are made by SSB to the Trusts, at the Trusts’ option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. In addition, the Trusts pay a facility fee and a commitment fee based upon SSB’s total commitment to the Trusts. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Trusts as of February 28, 2011 are shown in the Statements of Assets and Liabilities as loan payable.

The Trusts may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

During the six months ended February 28, 2011, BKT borrowed under the TALF. The TALF program was launched by the US Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) provided up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). The Trusts posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities.

	Number of Loans	Aggregate Value of Loan	Maturity Date	Interest Rate	Value of Eligible Security

BKT	1	$10,940,517	8/28/14	3.87%	$13,290,170

The non-recourse provision of the TALF loans allowed the Trusts to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Trusts can repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. The Trusts paid to the FRBNY a one-time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by the Trusts and is included in borrowing costs in the Statements of Operations. The Trusts also paid a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statements of Operations.

During the six months ended February 28, 2011, BHK and BNA repaid their outstanding TALF loans and the Eligible Securities posted as collateral were returned to the Trusts. The Trusts financed the repayment of the TALF loans by entering into reverse repurchase agreements.

Since the Trusts had the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Trusts associated with the TALF loans were limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Trusts.

The Trusts elected to account for the outstanding TALF loans at fair value. The Trusts elected to fair value its TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statements of Operations which could result if only the Eligible Securities were fair valued. The TALF loans were valued utilizing quotations received from a board approved pricing service. TALF-eligible Asset-Backed Securities/Collateralized Mortgage-Backed Securities (“ABS/CMBS”) value may be affected by historic defaults and prepayments on the asset pool, expected future defaults and prepayments, current interest rate levels, current and forward modeled ABS/CMBS spread levels. Accordingly, TALF loan valuation methodologies may include, but are not limited to, the following inputs: (i) ABS/CMBS prepayment assumptions, (ii) discount rates and (iii) the non-recourse put option valuation. The resulting TALF loan valuation combines the present value of the future loan cash flows, plus the value of the non-recourse option. The change in unrealized gain or loss associated with fair valuing the TALF loans is reflected in the Statements of Operations.

128	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Notes to Financial Statements (continued)

For the six months ended February 28, 2011, the Trusts’ daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements, treasury roll transactions and TALF loans were as follows:

Daily Weighted Average Interest Rate

BHK	0.27%
BNA	0.25%
BKT	0.88%

For the six months ended February 28, 2011, the Trusts’ daily average amount of outstanding transactions considered as loans under the revolving credit agreements were as follows:

Daily Weighted Average Interest Rate

HYV	1.25%
HYT	1.25%
HIS	1.24%
BHY	1.25%
BHD	1.25%

7. Commitments:

The Trusts may invest in floating rate loan interests. In connection with these investments, the Trusts may also enter into unfunded loan commitments (“commitments”). Commitments may obligate the Trusts to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Trusts earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of February 28, 2011, the Trusts had the following unfunded loan commitments:

Borrower	Unfunded Commitment	Value of Underlying Loan

HIS

Delphi International Holdings	$36,829	$35,724

BHY

Delphi International Holdings	$72,738	$70,556

HYV

Axcan Intermediate Holdings	$500,000	$501,563
Delphi International Holdings	$1,277,361	$1,239,040

HYT

Axcan Intermediate Holdings	$500,000	$504,056
Echostar DBS Corp	$4,490,000	$4,490,000
Delphi International Holdings	$656,788	$637,084

BHD

Delphi Automotive Systems Holdings	$161,435	$156,592

HIS

Delphi International Holdings	$72,738	$70,556

8. Concentration, Market and Credit Risk:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Capital Share Transactions:

There are 200 million of $0.01 par value shares authorized for BNA and BKT. There are an unlimited number of $0.001 par value shares authorized for BHK, BHY and BHD. There are an unlimited number of no par value shares authorized for HIS. There are 200 million of $0.10 par value shares authorized for HYV and HYT. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

For the six months ended February 28, 2011 and the year ended August 31, 2010, shares issued and outstanding increased by the following amounts as a result of dividend reinvestments:

	Six Months Ended February 28, 2011	Year Ended August 31, 2010

HYT	—	7,573

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	129

Notes to Financial Statements (concluded)

Shares issued and outstanding remained constant during the six months ended February 28, 2011 and the year ended August 31, 2010 for HYV, HIS, BHY, BKT and BHD.

At February 28, 2011, the shares owned by affiliates of the Manager of the Trusts were as follows:

Shares

HYV	20,002
HYT	16,603

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on March 31, 2011 to shareholders of record on March 15, 2011 as follows:

Common Dividend Per Share

BHK	$0.0670
HYV	$0.0850
HYT	$0.0825
HIS	$0.0142
BHY	$0.0435
BNA	$0.0510
BKT	$0.0265
BHD	$0.0845

130	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chair of the Board, Chair of the Audit Committee and Trustee
Richard S. Davis, Trustee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerrold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Anne Ackerley, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Ira Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor[1]
BlackRock Financial Management, Inc.
New York, NY 10055

Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
Computershare Trust Company, N.A.
Providence, RI 02940

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For BHK, HYV, HYT, HIS and BHD.

Effective February 11, 2011, John M. Perlowski became President and Chief Executive Officer of the Trusts.

Effective November 10, 2010, Ira Shapiro became Secretary of the Trusts.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	131

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 2, 2010 for shareholders of record on July 6, 2010, to elect trustee/director nominees for each Trust/Fund. There were no broker non-votes with regard to any of the Trusts/Funds.

Approved the Class III Trustees/Directors as follows:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

BHK	22,182,721	302,077	0	22,096,470	388,328	0	22,169,823	314,975	0
HIS	41,140,138	1,171,553	0	41,118,883	1,192,808	0	41,062,221	1,249,470	0
BHY	5,786,870	101,056	0	5,776,683	111,243	0	5,785,713	102,213	0
BNA	26,756,239	449,047	0	26,683,571	521,715	0	26,713,163	492,123	0
BKT	54,479,971	1,380,821	0	54,422,061	1,438,731	0	54,499,527	1,361,265	0
BHD	6,243,777	111,281	0	6,226,172	128,886	0	6,221,200	133,858	0

	Jerrold B. Harris

	Votes For	Votes Withheld	Abstain

BHK	22,135,515	349,283	0
HIS	41,119,275	1,192,416	0
BHY	5,782,807	105,119	0
BNA	26,729,916	475,370	0
BKT	54,479,121	1,381,671	0
BHD	6,212,740	142,318	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard S. Davis, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Approved the Directors as follows:

	Richard E. Cavanagh			Richard S. Davis			Frank J. Fabozzi

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

HYV	25,143,237	493,848	0	25,118,999	518,086	0	25,153,295	483,790	0
HYT	26,888,478	445,143	0	26,878,773	454,848	0	26,867,758	465,863	0

	Kathleen F. Feldstein			James T. Flynn			Henry Gabbay

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

HYV	25,083,274	553,811	0	25,128,740	508,345	0	25,151,093	485,992	0
HYT	26,857,353	476,268	0	26,874,458	459,163	0	26,889,726	443,895	0

	Jerrold B. Harris			R. Glenn Hubbard			W. Carl Kester

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

HYV	25,095,704	541,381	0	25,128,814	508,271	0	25,141,106	495,979	0
HYT	26,868,308	465,313	0	26,836,841	496,780	0	26,869,654	463,967	0

	Karen P. Robards

	Votes For	Votes Withheld	Abstain

HYV	25,111,603	525,482	0
HYT	26,892,679	440,942	0

132	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Additional Information (continued)

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no materIal changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by shareholders or in the principal risk factors associated with investment in the Trusts. Other than as disclosed below, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge
(1) at http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	133

Additional Information (continued)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

February 28, 2011

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

BHY	$0.2610	—	—	$0.2610	100%	0%	0%	100%
BKT	$0.1515	—	—	$0.1515	100%	0%	0%	100%

Each Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

134	SEMI-ANNUAL REPORT	FEBRUARY 28, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	FEBRUARY 28, 2011	135

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-1-8-02/11

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock High Yield Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock High Yield Trust

Date: May 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock High Yield Trust

Date: May 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock High Yield Trust

Date: May 4, 2011